_________________________________________________________________

POST-PETITION LOAN AND SECURITY AGREEMENT

Dated: March 12, 2015

_________________________________________________________________

_________________________________________________________________

THE STANDARD REGISTER COMPANY,

STANDARD REGISTER INTERNATIONAL, INC.,

STANDARD REGISTER TECHNOLOGIES, INC.,

IMEDCONSENT, LLC,

STANDARD REGISTER OF PUERTO RICO INC.,

STANDARD REGISTER HOLDING COMPANY,STANDARD REGISTER TECHNOLOGIES CANADA ULC,

STANDARD REGISTER MEXICO HOLDING COMPANY,

STANDARD REGISTER HOLDINGS, S de R.L. de C.V.

STANDARD REGISTER de MEXICO, S de R.L. de C.V.

STANDARD REGISTER SERVICIOS, S de R.L. de C.V.

as Borrowers,

CERTAIN FINANCIAL INSTITUTIONS,

as Lenders,

and

BANK OF AMERICA, N.A.,

as Administrative and Collateral Agent

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

TABLE OF CONTENTS

SECTION 1. DIP FACILITY

2

1.1.

Commitment.

2

1.2.

Letters of Credit.

4

1.3.

Sections 364(c)(1) and 503(b) Priority.

10

SECTION 2. INTEREST, FEES AND CHARGES

10

2.1.

Interest.

10

2.2.

Fees.

12

2.3.

Computation of Interest and Fees.

14

2.4.

Reimbursement Obligations.

14

2.5.

Bank Charges.

15

2.6.

Illegality..

15

2.7.

Increased Costs.

16

2.8.

Capital Adequacy.

17

2.9.

Funding Losses.

18

2.10.

Maximum Interest..

18

SECTION 3. LOAN ADMINISTRATION

19

3.1.

Manner of Borrowing and Funding Revolver Loans.

19

3.2.

Defaulting DIP Lender.

23

3.3.

Special Provisions Governing LIBOR Loans.

24

3.4.

Borrowers’ Representative.

25

3.5.

All Revolver Loans to Constitute One Obligation.

25

SECTION 4. PAYMENTS

25

4.1.

General Repayment Provisions.

25

4.2.

Repayment of Revolver Loans.

26

4.3.

Mandatory Prepayments.

27

4.4.

Payment of Other Obligations.

28

4.5.

Marshaling; Payments Set Aside.

28

4.6.

Allocation of Payments and Collections.

28

4.7.

Dominion Account.

30

4.8.

Loan Account; Account Stated.

30

4.9.

Taxes.

30

4.10.

DIP Lender Tax Information.

33

4.11.

Nature and Extent of Each Borrower’s Liability.

34

SECTION 5. TERM AND TERMINATION OF COMMITMENTS

37

5.1.

Term of Commitments

37

5.2.

Termination.

37

SECTION 6. COLLATERAL SECURITY

38

6.1.

Grant of Security Interest.

38

6.2.

Lien on Deposit Accounts; Cash Collateral.

39

i

6.3.

Lien on Real Estate.

39

6.4.

Other Collateral.

39

6.5.

Lien Perfection; Further Assurances.

40

6.6.

Limitations.

40

SECTION 7. COLLATERAL ADMINISTRATION

40

7.1.

General Provisions.

40

7.2.

Administration of Accounts.

42

7.3.

Administration of Inventory.

44

7.4.

Administration of Equipment.

45

7.5.

Borrowing Base Certificates.

45

SECTION 8. REPRESENTATIONS AND WARRANTIES

46

8.1.

General Representations and Warranties.

46

8.2.

Complete Disclosure.

53

8.3.

Reaffirmation of Representations and Warranties.

53

8.4.

Survival of Representations and Warranties.

53

SECTION 9. COVENANTS AND CONTINUING AGREEMENTS

53

9.1.

Affirmative Covenants.

53

9.2.

Negative Covenants.

60

SECTION 10. CONDITIONS PRECEDENT

64

10.1.

Conditions Precedent to Initial Revolver Loans.

64

10.2.

Conditions Precedent to All Credit Extensions.

67

10.3.

Inapplicability of Conditions.

69

10.4.

Limited Waiver of Conditions Precedent.

69

SECTION 11. EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT

69

11.1.

Events of Default.

69

11.2.

Remedies upon Default.

74

11.3.

License.

76

11.4.

Setoff.

76

11.5.

Remedies Cumulative; No Waiver; Disclosures to Committee.

77

11.6.

Consent to Receivership.

78

SECTION 12. DIP AGENT

78

12.1.

Appointment, Authority and Duties of DIP Agent.

78

12.2.

Agreements Regarding Collateral.

81

12.3.

Reliance By DIP Agent.

81

12.4.

Action Upon Default.

81

12.5.

Ratable Sharing.

82

12.6.

Indemnification of DIP Agent.

83

12.7.

Limitation on Responsibilities of DIP Agent.

84

12.8.

Successor DIP Agent and Co-DIP Agents.

84

12.9.

Consents, Amendments and Waivers; Overadvances.

85

12.10.

Due Diligence and Non-Reliance.

88

12.11.

Representations and Warranties of DIP Lenders.

88

12.12.

Required DIP Lenders.

89

12.13.

Several Obligations.

89

12.14.

DIP Agent in its Individual Capacity.

89

12.15.

Third Party Beneficiaries.

89

12.16.

Notice of Transfer.

90

12.17.

Replacement of Certain DIP Lenders.

90

12.18.

Remittance of Payments and Collections.

91

12.19.

Bank Product Providers.

91

12.20.

Intercreditor Agreements.

92

SECTION 13. BENEFIT OF AGREEMENT; ASSIGNMENTS AND PARTICIPATIONS

92

13.1.

Successors and Assigns.

92

13.2.

Participations.

92

13.3.

Assignments.

94

13.4.

Tax Treatment.

95

SECTION 14. MISCELLANEOUS

96

14.1.

Power of Attorney.

96

14.2.

General Indemnity.

96

14.3.

Survival of All Indemnities.

97

14.4.

Modification of Agreement.

97

14.5.

Severability.

97

14.6.

Cumulative Effect; Conflict of Terms.

97

14.7.

Execution in Counterparts.

98

14.8.

Consent.

98

14.9.

Notices and Communications.

98

14.10.

Performance of Borrowers’ Obligations.

99

14.11.

 Credit Inquiries.

100

14.12.

 Time of Essence.

100

14.13.

 Indulgences Not Waivers.

100

14.14.

Entire Agreement; Appendix A, Exhibits and Schedules.

100

14.15.

 Interpretation.

100

14.16.

 Obligations of DIP Lenders Several.

100

14.17.

 Confidentiality.

100

14.18.

Governing Law; Consent to Forum.

101

14.19.

 Waivers by Borrowers.

102

14.20.

 Patriot Act Notice.

103

14.21.

 Cumulative Effect; Conflict of Terms.

103

14.22.

 No Advisory or Fiduciary Responsibility.

103

LIST OF EXHIBITS AND SCHEDULES

Exhibit A

Form of Revolver Note

Exhibit B

Form of Notice of Conversion/Continuation

Exhibit C

Form of Notice of Borrowing

Exhibit D

Form of Compliance Certificate

Exhibit E

Form of Assignment and Acceptance

Exhibit F

Form of Notice of Assignment

Exhibit G

Letter of Credit Application Form

Exhibit H

Fiscal Calendar

Exhibit I

Borrowing Base Certificate

Schedule 1.1

Commitments

Schedule 1.2.1

Existing Letters of Credit

Schedule 7.1.1

Location of Inventory

Schedule 8.1.4

Capital Structure of Borrowers

Schedule 8.1.5

Corporate Names

Schedule 8.1.6

Chief Executive Office/Service of Process Agents

Schedule 8.1.12

Tax Identification Numbers of Borrowers and Subsidiaries

Schedule 8.1.21

Pension Plans

Schedule 8.1.23

Labor Contracts

Schedule 9.1.21

Post Closing Covenants

Schedule 14.9

DIP Lender Addresses

POST-PETITION LOAN AND SECURITY AGREEMENT

THIS POST-PETITION LOAN AND SECURITY AGREEMENT (this "Agreement") is made on March 12, 2015, by and among THE STANDARD REGISTER COMPANY, an Ohio corporation (individually and, in its capacity as the representative of the other Borrowers pursuant to Section 3.4 hereof, “SRC”); STANDARD REGISTER INTERNATIONAL, INC., an Ohio corporation (“SRI”); STANDARD REGISTER TECHNOLOGIES, INC., an Ohio corporation (“SRT”); IMEDCONSENT, LLC, a Delaware limited liability company (“iMed”); STANDARD REGISTER OF PUERTO RICO INC f/k/a WorkflowOne of Puerto Rico Inc., a Delaware corporation (“SRPR”); STANDARD REGISTER HOLDING COMPANY, an Ohio corporation (“SR Holding”); STANDARD REGISTER MEXICO HOLDING COMPANY, an Ohio corporation (“SR MX Holdco”); STANDARD REGISTER TECHNOLOGIES CANADA ULC, an unlimited company organized under the laws of Nova Scotia (“SR Canada”); STANDARD REGISTER HOLDINGS, S de R.L. de C.V., a limited liability company organized under the laws of Mexico (“SR MX Holdings”); STANDARD REGISTER de MEXICO, S de R.L. de C.V., a limited liability company organized under the laws of Mexico (“SR Mexico”); STANDARD REGISTER SERVICIOS, S de R.L. de C.V., a limited liability company organized under the laws of Mexico (“SR Servicios”, and together with SRC, SRI, SRT, iMed, SRPR, SR Holding, SR MX Holdco, SR Canada, SR MX Holdings, and SR Mexico, each a “Borrower” and each a Chapter 11 debtor-in-possession, and collectively, “Borrowers”); the financial institutions party to this Agreement from time to time as lenders and their respective successors and permitted assigns (collectively, "DIP Lenders"); and BANK OF AMERICA, N.A., a national banking association, as collateral and administrative agent for DIP Lenders (together with its successors in such capacity, “DIP Agent”).  Capitalized terms used in this Agreement have the meanings assigned to them in Appendix A, General Definitions.

R e c i t a l s:

SRC, SRI, SRT, iMed and SRPR (collectively, "U.S. Borrowers"), Bank of America, N.A., in its capacity as agent (together with its successors and assigns in such capacity, "Pre-Petition ABL Agent") for certain financial institutions party thereto from time to time in their capacities as lenders (collectively, "Pre-Petition ABL Lenders"), and such Pre-Petition ABL Lenders are parties to that certain Amended and Restated Loan and Security Agreement dated August 1, 2013 (as at any time amended, modified, restated, or supplemented, the "Pre-Petition ABL Loan Agreement"), pursuant to which Pre-Petition ABL Lenders have made loans and other extensions of credit to U.S. Borrowers secured by all or substantially all of the real and personal property of U.S. Borrowers.

Prior to the Petition Date (as defined below), WorkflowOne, LLC, a Delaware limited liability company ("WorkflowOne") and an original borrower under the Pre-Petition ABL Loan Agreement, merged into SRC effective December 31, 2014, with SRC as the surviving corporation.

On the Petition Date, each Borrower filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code (the "Chapter 11 Case" and, collectively, the "Chapter 11 Cases") in the United States Bankruptcy Court for the District of Delaware (together with any other court having jurisdiction over any of the Chapter 11 Cases or any proceeding therein from time to time, the "Court"), as Case Numbers 15-________, 15-________, 15-________, 15-________, 15-________, 15-________,15-________, 15-________, 15-________, and 15-________.  In connection with the filing of the Chapter 11 Cases, Borrowers have requested that DIP Lenders extend financing to U.S. Borrowers in accordance with the provisions of this Agreement.

DIP Lenders are willing to make loans and other extensions of credit to U.S. Borrowers, subject to the terms and conditions of this Agreement and subject to the terms and conditions set forth in orders of the Court approving the proposed financing.

NOW, THEREFORE, for good and valuable consideration, the parties hereto hereby agree as follows:

SECTION 1.  DIP FACILITY

Subject to the terms and conditions of, and in reliance upon the representations and warranties made in, this Agreement and the other DIP Loan Documents, DIP Lenders severally agree to the extent and in the manner hereinafter set forth to make their respective Pro Rata shares of the Commitments available to U.S. Borrowers, in an aggregate amount of $125,000,000 (subject to the limitations set forth herein), as follows:

1.1.

Commitment.

1.1.1.  Revolver Loans.  Each DIP Lender agrees, severally to the extent of its Commitment and not jointly with the other DIP Lenders, upon the terms and subject to the conditions set forth herein, to make Revolver Loans to U.S. Borrowers on any Business Day during the period from the Closing Date through the Commitment Termination Date in the amounts shown as in the DIP Budget (with Permitted Variances), not to exceed in aggregate principal amount outstanding at any time such DIP Lender’s Commitment at such time; provided, however, that, subject to the entry and terms of the Interim DIP Financing Order and to Borrowers' satisfaction of each of the conditions precedent set forth in Section 10, initial Borrowings may be obtained by U.S. Borrowers on a revolving basis as of the Closing Date and during the Interim Period. Upon entry of the Final DIP Financing Order, and subject to Borrowers' satisfaction of each of the conditions precedent set forth in Section 10, the full amount of the DIP Facility shall be available for Borrowings on a revolving basis in accordance with this Agreement. The Revolver Loans may be repaid and re-borrowed in accordance with the provisions of this Agreement.  No Borrower other than a U.S. Borrower shall be entitled to request a Revolver Loan under the DIP Facility, and in no event shall DIP Lenders have any obligation to honor a request by any U.S. Borrower for a Revolver Loan (a) if any Default or Event of Default exists or would result therefrom; (b) if U.S. Borrowers have not furnished to DIP Agent the Borrowing Base Certificate required pursuant to Section 7.5 hereof; (c) on or after the Commitment Termination Date, (d) if at the time of such proposed funding the aggregate principal amount of all of the Revolver Loans then outstanding exceeds, or would exceed after the funding of such Revolver Loan, the Borrowing Base; provided, however, that the foregoing shall not impair DIP Agent's right to make Protective Advances or DIP Lenders' right to fund deemed requests for Revolver Loans as further provided herein. Each Borrowing of Revolver Loans shall be funded by DIP Lenders on a Pro Rata basis in accordance with their respective Commitments. The Revolver Loans shall bear interest as set forth in Section 2.1 hereof. The initial Revolver Loan shall consist solely of Base Rate Loans. Each subsequent Revolver Loan shall, at the option of U.S. Borrowers, be made or continued as, or converted into, part of one or more Borrowings that, unless specifically provided herein, shall consist entirely of Base Rate Loans or LIBOR Loans.

1.1.2.  Out of Formula Loan.  If the unpaid balance of Revolver Loans outstanding at any time exceeds the Borrowing Base at such time (an "Out of Formula Condition"), and DIP Lenders, in their sole and absolute discretion, are nonetheless willing to make a Revolver Loan (an "Out of Formula Loan"), each such Out of Formula Loan shall nevertheless constitute Obligations secured by the Collateral and shall be entitled to all benefits of the DIP Loan Documents. Any funding of an Out of Formula Loan or sufferance of an Out of Formula Condition shall not constitute a waiver of the Default or Event of Default caused thereby. In the event that DIP Lenders are willing, in their sole and absolute discretion, to make an Out of Formula Loan, each such Out of Formula Loan shall be payable on demand and shall bear interest as provided in Section 2.1.5.

1.1.3.  Use of Proceeds.  All proceeds of Revolver Loans, and any Cash Collateral that is permitted to be used by Borrowers pursuant to the DIP Financing Orders, shall be used by Borrowers during the pendency of the Chapter 11 Cases exclusively for one or more of the following purposes (subject to any additional restrictions on the use of such proceeds and any such Cash Collateral set forth in the Interim DIP Financing Order): (a) to pay expenses and fees required to be paid to the office of the clerk of the Court or the office of the U.S. Trustee; (b) to pay Professional Fees subject to any limitations in the DIP Financing Orders and the DIP Budget, allowance by the Court, a Borrower's receipt of an itemized billing and expense statement from a Professional Person, as applicable, and DIP Agent's right to object to the allowance or payment of any such Professional Fees; (c) to pay any of the Obligations; (d) to pay taxes with respect to any ABL Priority Collateral to the extent nonpayment thereof is secured by a Lien senior to DIP Agent's Liens thereon; (e) to pay the Pre-Petition ABL Obligations to the extent authorized by the Court; (f) with DIP Lender's consent after the occurrence of an Event of Default, to fund the costs of an orderly liquidation of the Collateral; and (g) to pay other expenses that are incurred during the pendency of the Chapter 11 Cases and described in the DIP Budget not to exceed the Permitted Variances or that are authorized by the Court in orders entered in the Chapter 11 Cases that are acceptable to DIP Agent, but excluding payment of any Pre-Petition Term Loan Obligations and any Term DIP Obligations other than interest accruing on the Term DIP Obligations and on the Pre-Petition First Lien Term Loan Obligations not to exceed the amount shown on the DIP Budget. Notwithstanding anything to the contrary contained herein, in no event shall proceeds of Revolver Loans be used to pay Professional Fees incurred in connection with the assertion of or joinder in any claim, counterclaim, action, contested matter, objection, defense or other proceeding, the purpose of which is to seek or the result of which would be to obtain any order, judgment, declaration, or similar relief (i) seeking damages from DIP Agent, any DIP Lender, Pre-Petition ABL Agent or any Pre-Petition ABL Lender on account of any alleged cause of action arising on, before or after the Petition Date; (ii) invalidating, setting aside, avoiding or subordinating, in whole or in part, (A) any of the Obligations or Pre-Petition ABL Obligations, or (B) any of the Liens granted to DIP Agent under any of the DIP Loan Documents or to Pre-Petition ABL Agent under any of the Pre-Petition ABL Loan Documents, or to either of them under the DIP Financing Orders; (iii) declaring any of the DIP Loan Documents or Pre-Petition ABL Loan Documents to be invalid, not binding or unenforceable in any respect; (iv) preventing, enjoining, hindering or otherwise delaying DIP Agent's or Pre-Petition ABL Agent's enforcement of any of the DIP Loan Documents or Pre-Petition ABL Loan Documents, or any realization upon any Collateral or any Pre-Petition ABL Collateral, as applicable (unless such enforcement or realization is in direct violation of an explicit provision in any of the DIP Financing Orders); (v) declaring any Liens granted or purported to be granted under any of the DIP Loan Documents or Pre-Petition ABL Loan Documents to have a priority other than the priority set forth therein or in the DIP Financing Orders; (vi) objecting to the amount or method of calculation by DIP Agent, any DIP Lender, Pre-Petition ABL Agent, or any Pre-Petition ABL Lender of the Pre-Petition ABL Obligations or any of the Obligations, or any accounting rendered by DIP Agent, any DIP Lender, Pre-Petition ABL Agent, or any Pre-Petition ABL Lender with respect to any of those obligations; or (vii) seeking to use the cash proceeds of any of the Collateral or of any of the Pre-Petition ABL Collateral other than as expressly authorized by the DIP Financing Orders, without the prior written consent of Pre-Petition ABL Lenders or DIP Lenders, as applicable.  Nothing in this Section 1.1.3 shall be construed to waive DIP Agent's right to object to any requests, motions or applications made in or filed with the Court, including any applications for interim or final allowances of Professional Fees.

1.1.4.  Revolver Notes.  The Revolver Loans made by each DIP Lender and interest accruing thereon shall be evidenced by the records of DIP Agent and such DIP Lender.  At the request of any DIP Lender, Borrowers shall deliver a Revolver Note to such DIP Lender, which shall be payable to such DIP Lender (or the assignee of such DIP Lender), shall be executed by each Borrower, and shall be completed in conformity with this Agreement. All outstanding principal amounts and accrued interest under the Revolver Loans shall be due and payable as set forth in Section 4.2 hereof.

1.1.5.  Termination of Commitments.  The Commitments shall terminate on the Revolver Maturity Date, unless sooner terminated in accordance with this Agreement.  On the Commitment Termination Date, Borrowers shall make Full Payment of all Obligations, and any right of Borrowers to use Cash Collateral shall automatically terminate.

1.2.

Letters of Credit.

1.2.1.  Existing Letters of Credit. Schedule 1.2.1 attached hereto reflects all Existing Letters of Credit as of the Petition Date. On and after the Closing Date, each Existing Letter of Credit shall be deemed to have been issued hereunder and shall cease to be regarded as part of the Pre-Petition ABL Obligations, shall constitute a Letter of Credit for all purposes hereof, and accordingly shall be entitled to all of the benefits and security of this Agreement and the other DIP Loan Documents. All fees heretofore paid in respect of such Existing Letter of Credit shall be deemed to have been paid on account of Pre-Petition ABL Obligations, and any unpaid fees in respect of such Existing Letters of Credit accrued as of the Closing Date and accruing subsequent thereto shall be deemed to be part of the Obligations.

1.2.2.  Agreement to Issue.  Subject to the terms and conditions of this Agreement, Letter of Credit Issuer shall issue for the account of U.S. Borrowers one or more

Letters of Credit from time to time during the term of this Agreement, at the request of U.S. Borrowers.

1.2.3.  Amounts; Outside Expiration Date.  Letter of Credit Issuer shall not have any obligation to issue any Letter of Credit at any time if: (i) the issuance of such Letter of Credit would cause the Unused DIP Letter of Credit Subfacility to be exceeded; (ii) the maximum undrawn amount of the requested Letter of Credit and all commissions, fees, and charges due from Borrowers in connection with the issuance thereof would exceed Availability at such time; or (iii) such Letter of Credit has an expiration date less than thirty (30) days prior to the DIP Commitment Termination Date or more than twelve (12) months from the date of issuance for standby letters of credit and 180 days for documentary letters of credit; provided that such Letter of Credit may have an expiration date after the DIP Commitment Termination Date if (a) each of DIP Agent and Letter of Credit Issuer consent in writing prior to the issuance thereof, and (b) all Obligations associated with any such Letter of Credit are Cash Collateralized or otherwise supported in a manner satisfactory to DIP Agent and such Letter of Credit Issuer on or prior to the DIP Commitment Termination Date.  With respect to any Letter of Credit which contains any “evergreen” or automatic renewal provision, each DIP Lender shall be deemed to have consented to any such extension or renewal unless any such DIP Lender shall have provided to DIP Agent, written notice that such DIP Lender declines to consent to any such extension or renewal at least thirty (30) days prior to the date on which Letter of Credit Issuer is entitled to decline to extend or renew such Letter of Credit.  If all of the requirements of this Section 1.2 are met and no Default or Event of Default has occurred and is continuing, no DIP Lender shall decline to consent to any such extension or renewal.

1.2.4.  Other Conditions.  In addition to conditions precedent contained in Section 10, the obligation of Letter of Credit Issuer to issue any Letter of Credit is subject to the following conditions precedent having been satisfied in a manner reasonably satisfactory to DIP Agent:

(i)

U.S. Borrowers shall have delivered to Letter of Credit Issuer, at such times and in such manner as such Letter of Credit Issuer may prescribe, an application containing the information described on Exhibit G (which shall be delivered in form and substance satisfactory to such Letter of Credit Issuer and reasonably satisfactory to DIP Agent for the issuance of such Letter of Credit) and such other documents as may be required pursuant to the terms thereof, and the form and terms of the proposed Letter of Credit shall be reasonably satisfactory to DIP Agent and Letter of Credit Issuer, and the Letter of Credit shall be issued only for purposes authorized in Section 1.1.3;

(ii)

As of the date of issuance, no order of any Governmental Authority shall purport by its terms to enjoin or restrain Letter of Credit Issuer or money center banks generally from issuing letters of credit of the type and in the amount of the proposed Letter of Credit, and no law, rule or regulation applicable to money center banks generally and no request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over money center banks generally shall prohibit, or request that such proposed Letter of Credit Issuer refrain from, the issuance of letters of credit generally or the issuance of such Letters of Credit; and

(iii)

If a Defaulting DIP Lender exists, such Defaulting DIP Lender or Borrowers have entered into arrangements satisfactory to DIP Agent and Letter of Credit Issuer to eliminate any Fronting Exposure associated with such Defaulting DIP Lender.

1.2.5.  Issuance of Letters of Credit.

(i)

Request for Issuance.  A U.S. Borrower requesting a Letter of Credit must notify DIP Agent of such requested Letter of Credit at least three (3) Business Days prior to the proposed issuance date.  Such notice shall be irrevocable and must specify the original face amount of such Letter of Credit requested, the Business Day of issuance of such requested Letter of Credit, whether such Letter of Credit may be drawn in a single or in partial draws, the Business Day on which such requested Letter of Credit is to expire, the purpose for which such Letter of Credit is to be issued, and the beneficiary of such requested Letter of Credit.  U.S. Borrowers shall attach to such notice the proposed form of such Letter of Credit.

(ii)

Responsibilities of DIP Agent; Issuance.  As of the Business Day immediately preceding the requested issuance date of a Letter of Credit, DIP Agent shall determine the amount of the applicable Unused DIP Letter of Credit Subfacility and Availability.  If (x) the face amount of such requested Letter of Credit is less than the Unused DIP Letter of Credit Subfacility and (y) the amount of such requested Letter of Credit and all commissions, fees, and charges due from Borrowers in connection with the issuance thereof would not exceed Availability, DIP Agent shall cause Letter of Credit Issuer to issue such requested Letter of Credit on the requested issuance date so long as the other conditions hereof are met.

(iii)

No Extensions or Amendment.  DIP Agent shall not be obligated to cause Letter of Credit Issuer to extend or amend any Letter of Credit issued pursuant hereto unless the requirements of this Section 1.2 are met as though a new Letter of Credit were being requested and issued.

1.2.6.  Payments Pursuant to Letters of Credit.  Each Borrower agrees jointly and severally to reimburse Letter of Credit Issuer immediately for any draw under any Letter of Credit and to pay Letter of Credit Issuer the amount of all other charges and fees payable to such Letter of Credit Issuer in connection with any Letter of Credit immediately when due, irrespective of any claim, setoff, defense or other right which any Borrower may have at any time against such Letter of Credit Issuer or any other Person.  Each drawing under any Letter of Credit shall constitute a request by Borrowers to DIP Agent for a Revolver Loan in the amount of such drawing.  The funding date with respect to such Borrowing shall be the date of such drawing.

1.2.7.  Indemnification; Exoneration; Power of Attorney.

(i)

Assumption of Risk by Borrowers.  As among Borrowers, DIP Lenders, and DIP Agent, Borrowers assume all risks of the acts and omissions of, or misuse of any of the Letters of Credit by, the respective beneficiaries of such Letters of Credit.  In furtherance and not in limitation of the foregoing, DIP Lenders and DIP Agent shall not be responsible for:  (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any Person in connection with the application for and issuance of and presentation of drafts with respect to any of the Letters of Credit, even if any such document should prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (C) the failure of the beneficiary of any Letter of Credit to comply duly with conditions required in order to draw upon such Letter of Credit; (D) errors, omissions, interruptions, or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit or of the proceeds thereof; (G) the misapplication by the beneficiary of any Letter of Credit of the proceeds of any drawing under such Letter of Credit; (H) any consequences arising from causes beyond the control of DIP Lenders or DIP Agent, including any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Governmental Authority or (I) Letter of Credit Issuer’s honor of a draw for which the draw or any certificate fails to comply in any respect with the terms of the Letter of Credit.  None of the foregoing shall affect, impair or prevent the vesting of any rights or powers of DIP Agent or any DIP Lender under this Section 1.2.7(i).

(ii)

Exoneration.  Without limiting the foregoing, no action or omission whatsoever by DIP Agent or any DIP Lender (excluding any DIP Lender in its capacity as a Letter of Credit Issuer) shall result in any liability of DIP Agent or any DIP Lender to any Borrower, or relieve any Borrower of any of its obligations hereunder to any such Person.  In connection with its administration of and enforcement of rights or remedies under any Letters of Credit or Letter of Credit Documents, Letter of Credit Issuer shall be entitled to act, and shall be fully protected in acting, upon any certification, documentation or communication in whatever form believed by such Letter of Credit Issuer, in good faith, to be genuine and correct and to have been signed, sent or made by a proper Person.  Letter of Credit Issuer may consult with and employ legal counsel, accountants and other experts to advise it concerning its obligations, rights and remedies, and shall be entitled to act upon, and shall be fully protected in any action taken in good faith reliance upon, any advice given by such experts.  Letter of Credit Issuer may employ agents and attorneys-in-fact in connection with any matter relating to any Letters of Credit or Letter of Credit Documents, and shall not be liable for the negligence, default, or misconduct of any such agents and attorneys-in-fact selected by such Letter of Credit Issuer with reasonable care.

(iii)

Rights Against Letter of Credit Issuer.  Nothing contained in this Agreement is intended to limit any Borrower's rights, if any, with respect to Letter of Credit Issuer which arise as a result of any Letter of Credit Documents.

(iv)

Account Party.  Borrowers hereby authorize and direct any Letter of Credit Issuer to name one or more Borrowers as the “Account Party” therein and to deliver to DIP Agent all instruments, documents and other writings and property received by such Letter of Credit Issuer pursuant to the Letter of Credit, and to accept and rely upon DIP Agent’s instructions and agreements with respect to all matters arising in connection with such Letter of Credit or the application therefor.

1.2.8.  Participations.

(i)

Immediately upon the issuance by Letter of Credit Issuer of any Letter of Credit, each DIP Lender shall be deemed to have irrevocably and unconditionally purchased and received from such Letter of Credit Issuer, without recourse or warranty, an undivided interest and participation equal to the Pro Rata share of such DIP Lender (a “Participating DIP Lender”) in all Letter of Credit Outstandings arising in connection with such Letter of Credit and any security therefor or guaranty pertaining thereto, but in no event greater than an amount which, when added to such DIP Lender’s Pro Rata share of all Revolver Loans and Letter of Credit Outstandings then outstanding, exceeds such DIP Lender’s Commitment.

(ii)

If Letter of Credit Issuer makes any payment under a Letter of Credit and Borrowers do not repay or cause to be repaid the amount of such payment on the applicable reimbursement date, such Letter of Credit Issuer shall promptly notify DIP Agent, which shall promptly notify each Participating DIP Lender, of such payment and each Participating DIP Lender shall promptly (and in any event within one (1) Business Day after its receipt of notice from DIP Agent) and unconditionally pay to DIP Agent, for the account of such Letter of Credit Issuer, in immediately available funds, the amount of such Participating DIP Lender’s Pro Rata share of such payment, and DIP Agent shall promptly pay such amounts to such Letter of Credit Issuer.  If a Participating DIP Lender does not make its Pro Rata share of the amount of such payment available to DIP Agent, on a timely basis as herein provided, such Participating DIP Lender agrees to pay to DIP Agent for the account of such Letter of Credit Issuer, forthwith on demand, such amount together with interest thereon at the Federal Funds Rate until paid.  The failure of any Participating DIP Lender to make available to DIP Agent for the account of such Letter of Credit Issuer such Participating DIP Lender’s Pro Rata share of the Letter of Credit Outstandings shall not relieve any other Participating DIP Lender of its obligation hereunder to make available to DIP Agent its Pro Rata share of the Letter of Credit Outstandings, but no Participating DIP Lender shall be responsible for the failure of any other Participating DIP Lender to make available to DIP Agent its Pro Rata share of the Letter of Credit Outstandings on the date such payment is to be made.

(iii)

Whenever Letter of Credit Issuer receives a payment on account of the Letter of Credit Outstandings, including any interest thereon, as to which DIP Agent has previously received payments from any DIP Lender for the account of such Letter of Credit Issuer, such Letter of Credit Issuer shall promptly pay to each Participating DIP Lender which has funded its participating interest therein, in immediately available funds, an amount equal to such Participating DIP Lender’s Pro Rata share thereof.

(iv)

The obligation of each Participating DIP Lender to make payments to DIP Agent for the account of Letter of Credit Issuer in connection with such Letter of Credit Issuer’s payment under a Letter of Credit shall be absolute, unconditional and irrevocable, not subject to any counterclaim, setoff, qualification or exception whatsoever (other than for such Letter of Credit Issuer’s gross negligence or willful misconduct), and shall be made in accordance with the terms and conditions of this Agreement under all circumstances and irrespective of whether or not any or all Borrowers may assert or have any claim for any lack of validity or unenforceability of this Agreement or any of the other Loan Documents; the existence of any Default or Event of Default; any draft, certificate or other document presented under a Letter of Credit having been determined to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; the existence of any setoff or defense any Obligor may have with respect to any of the Obligations; or the termination of the Commitments.

(v)

Neither Letter of Credit Issuer nor any of its officers, directors, employees or agents shall be liable to any Participating DIP Lender for any action taken or omitted to be taken under or in connection with any Letter of Credit Documents except as a result of actual gross negligence or willful misconduct on the part of such Letter of Credit Issuer.  Letter of Credit Issuer does not assume any responsibility for any failure or delay in performance or breach by any or all Borrowers or any other Person of any of their respective obligations under any of the Letter of Credit Documents.  Letter of Credit Issuer does not make to Participating DIP Lenders any express or implied warranty, representation or guaranty with respect to the Collateral, any Letter of Credit Documents, or any Obligor.  Letter of Credit Issuer shall not be responsible to any Participating DIP Lender for any recitals, statements, information, representations or warranties contained in, or for the execution, validity, genuineness, effectiveness or enforceability of or any of the Letter of Credit Documents; the validity, genuineness, enforceability, collectibility, value or sufficiency of any of the Collateral or the perfection of any Lien therein; or the assets, liabilities, financial condition, results of operations, business, creditworthiness or legal status of any Borrower, any other Obligor, or any Account Debtor.  In connection with its administration of and enforcement of rights or remedies under any of the Letter of Credit Documents, Letter of Credit Issuer shall be entitled to act, and shall be fully protected in acting upon, any certification, notice or other communication in whatever form believed by such Letter of Credit Issuer, in good faith, to be genuine and correct and to have been signed, sent or made by a proper Person.  Letter of Credit Issuer may consult with and employ legal counsel, accountants and other experts and to advise it concerning its rights, powers and privileges under any Letter of Credit Documents and shall be entitled to act upon, and shall be fully protected in any action taken in good faith reliance upon, any advice given by such experts. Letter of Credit Issuer may employ agents and attorneys in fact in connection with any matter relating to any Letter of Credit Documents and shall not be liable for the negligence, default or misconduct of any such agents or attorneys in fact selected by such Letter of Credit Issuer with reasonable care; nor shall Letter of Credit Issuer have any liability to any Participating DIP Lender by reason of Letter of Credit Issuer’s refraining to take any action under any of the Letter of Credit Documents without having first received written instructions from the Required DIP Lenders to take such action.

(vi)

Upon the request of any Participating DIP Lender, Letter of Credit Issuer shall furnish to such Participating DIP Lender copies (to the extent then available to such

Letter of Credit Issuer) of each outstanding Letter of Credit and related Letter of Credit Documents and all other documentation pertaining to such Letter of Credit as may be in the possession of such Letter of Credit Issuer and reasonably requested from time to time by such Participating DIP Lender.

1.2.9.  Supporting Letter of Credit; Cash Collateral.  If, notwithstanding the provisions of Section 1.2.3, any Letter of Credit is outstanding at any time (a) that an Event of Default under Section 11.1.1 exists or (b) within twenty (20) Business Days prior to the Commitment Termination Date, then Borrowers shall, at Letter of Credit Issuer’s or DIP Agent’s request, Cash Collateralize all outstanding Letters of Credit.  Borrowers shall, on demand by Letter of Credit Issuer or DIP Agent from time to time, Cash Collateralize the Fronting Exposure of any Defaulting DIP Lender.  If Borrowers fail to provide any Cash Collateral as required hereunder, DIP Lenders may (and shall upon direction of DIP Agent) advance, as Revolver Loans, the amount of the Cash Collateral required (whether or not the Commitments have terminated, an Out of Formula Condition exists or an Out of Formula Loan results thereform, or the conditions in Section 10 are satisfied).

1.3.

Sections 364(c)(1) and 503(b) Priority.  All Revolver Loans, Letters of Credit and other credit accommodations made or issued hereunder to, and all Bank Product Obligations owing by, any Borrower shall constitute and be deemed a cost and expense of administration in the Chapter 11 Cases and shall be entitled to administrative status under Section 503(b) of the Bankruptcy Code and priority under Section 364(c)(1) of the Bankruptcy Code ahead of all other costs and expenses of administration incurred in any of the Chapter 11 Cases or in any superseding Chapter 7 case, as and to the extent set forth in each DIP Financing Order.

SECTION 2.  INTEREST, FEES AND CHARGES

2.1.

Interest.

2.1.1.  Rates of Interest.  Borrowers jointly and severally agree to pay interest in respect of all unpaid principal amounts of the Revolver Loans from the respective dates such principal amounts are advanced until paid (whether at stated maturity, on acceleration or otherwise) at a rate per annum equal to (i) for Revolver Loans made or outstanding as Base Rate Loans, the Applicable Margin plus the Base Rate in effect from time to time; or (ii) for Revolver Loans made or outstanding as LIBOR Loans, the Applicable Margin plus the LIBOR Rate for the applicable Interest Period selected by a Borrower in conformity with this Agreement. Upon determining the LIBOR Rate for any Interest Period requested by Borrowers, DIP Agent shall promptly notify Borrowers thereof by telephone and promptly confirm the same in writing.  Such determination shall, absent manifest error, be final, conclusive and binding on all parties and for all purposes.  The applicable rate of interest for all Revolver Loans (or portions thereof) bearing interest based upon the Base Rate shall be increased or decreased, as the case may be, by an amount equal to any increase or decrease in the Base Rate, with such adjustments to be effective as of the opening of business on the day that any such change in the Base Rate becomes effective.  Interest on each Revolver Loan shall accrue from and including the date on which such Revolver Loan is made, converted to a Revolver Loan of another Type or continued as a LIBOR Loan to (but excluding) the date of any repayment thereof. If a Revolver Loan is repaid on the same day made, one (1) day's interest shall accrue. The Base Rate on the date hereof is 3.25% per annum, and, therefore, the rate of interest in effect on the date hereof, expressed in simple interest terms, is 6.50% per annum for Base Rate Revolver Loans.

2.1.2.  Conversions and Continuations.

(i)

Borrowers may on any Business Day, subject to the giving of a proper Notice of Conversion/Continuation as hereinafter described, elect (A) to continue all or any part of a LIBOR Loan by selecting a new Interest Period therefor, to commence on the last day of the immediately preceding Interest Period, or (B) to convert all or any part of a Revolver Loan of one Type into a Revolver Loan of another Type; provided, however, that no outstanding Revolver Loans may be converted into or continued as LIBOR Loans when any Default or Event of Default exists.  Any conversion of a LIBOR Loan into a Base Rate Loan shall be made on the last day of the Interest Period for such LIBOR Loan.  Any conversion or continuation made with respect to less than the entire outstanding balance of the Revolver Loans must be allocated among DIP Lenders on a Pro Rata basis, and the Interest Period for Revolver Loans converted into or continued as LIBOR Loans shall be coterminous for each DIP Lender.

(ii)

Whenever any Borrower desires to convert or continue Revolver Loans under Section 2.1.2(i), SRC shall give DIP Agent written notice (which may be by internet or telephonic notice promptly confirmed in writing) substantially in the form of Exhibit B, signed by an authorized officer of such Borrower, at least one (1) Business Day before the requested conversion date, in the case of a conversion into a Base Rate Loan, and at least three (3) Business Days before the requested conversion or continuation date, in the case of a conversion into or continuation of a LIBOR Loan. Promptly after receipt of a Notice of Conversion/Continuation, DIP Agent shall notify each DIP Lender in writing of the proposed conversion or continuation.  Each such Notice of Conversion/Continuation shall be irrevocable and shall specify the aggregate principal amount of the Revolver Loans to be converted or continued, the date of such conversion or continuation (which shall be a Business Day) and whether such Revolver Loans are being converted into or continued as LIBOR Loans (and, if so, the duration of the Interest Period to be applicable thereto) or Base Rate Loans.  If, upon the expiration of any Interest Period in respect of any LIBOR Loans Borrowers shall have failed to deliver the Notice of Conversion/Continuation, Borrowers shall be deemed to have elected to convert such LIBOR Loans to Base Rate Loans.

2.1.3.  Interest Periods.  In connection with the making or continuation of, or conversion into, each Borrowing of LIBOR Loans, Borrowers shall select an interest period (each an “Interest Period”) to be applicable to such LIBOR Loan, which interest period shall commence on the date such LIBOR Loan is made and shall be for a period of thirty (30) days; provided, however, that:

(i)

the initial Interest Period for a LIBOR Loan shall commence on the date of such Borrowing (including the date of any conversion from a Revolver Loan of another Type) and each Interest Period occurring thereafter in respect of such Revolver Loan shall commence on the date on which the next preceding Interest Period expires;

(ii)

if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day, provided that, if any Interest Period in respect of LIBOR Loans would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

(iii)

any Interest Period that begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period shall expire on the last Business Day of such calendar month; and

(iv)

no Interest Period shall extend beyond the Revolver Maturity Date.

2.1.4.  Interest Rate Not Ascertainable.  If, due to any circumstance affecting the London interbank market, DIP Agent determines that adequate and fair means do not exist for ascertaining LIBOR Rate on any applicable date or any Interest Period is not available on the basis provided herein, then, and in any such event, DIP Agent shall forthwith give notice (by telephone and promptly confirmed in writing which may be by electronic means) to Borrowers of such determination.  Until DIP Agent notifies Borrowers that the circumstances giving rise to the suspension described herein no longer exist, the obligation of DIP Lenders to make LIBOR Loans shall be suspended, and such affected Revolver Loans then outstanding shall, at the end of the then applicable Interest Period or at such earlier time as may be required by Applicable Law, bear the same interest as Base Rate Loans.

2.1.5.  Default Rate of Interest.  After the occurrence of any Event of Default and if DIP Agent or the Required DIP Lenders in their discretion so elect, the Obligations shall bear interest at the Default Rate (whether before or after any judgment).  Each Borrower acknowledges that the cost and expense to DIP Agent and DIP Lenders due to an Event of Default are difficult to ascertain and that the Default Rate is a fair and reasonable estimate to compensate DIP Agent and DIP Lenders for such cost and expense (each Borrower further acknowledging that the Default Rate may not be the only compensation that DIP Agent and DIP Lenders require to cover costs and expenses incurred in connection with any waiver, forbearance or other agreement after the occurrence of an Event of Default).

2.2.

Fees.  In consideration of DIP Lenders' establishment of the Commitments in favor of Borrowers, and DIP Agent’s agreement to serve as collateral and administrative agent hereunder, Borrowers, jointly and severally, agree to pay the following fees:

2.2.1.  Closing Fee.  On the Closing Date, Borrowers shall pay to DIP Agent, for the Pro Rata benefit of DIP Lenders, a closing fee in the amount of $625,000.

2.2.2.  Unused Commitment Fee.  Borrowers shall pay to DIP Agent, for the Pro Rata benefit of DIP Lenders, a fee equal to the Unused Commitment Fee Rate times the amount by which the Revolver Commitments exceed the average daily balance of Revolver Loans and stated amounts of Letters of Credit during any month.  Such fee shall be payable in arrears, on the first day of each month and on the Commitment Termination Date; but if the Commitments are terminated on a day other than the first day of a month, then any such fee payable for the month in which termination shall occur shall be paid on the effective date of such termination.

2.2.3.  Letter of Credit Fee.  Borrowers shall pay to DIP Agent, for the Pro Rata benefit of the DIP Lenders, for each Letter of Credit issued or deemed issued hereunder after the Petition Date, a fee (the “Letter of Credit Fee”) equal to the Letter of Credit Fee Percentage per annum in effect from time to time and to DIP Agent for the benefit of Letter of Credit Issuer a fronting fee of twentyfive (25) basis points per annum of the undrawn face amount of such Letter of Credit, and to Letter of Credit Issuer, all reasonable out of pocket costs, fees and expenses incurred by such Letter of Credit Issuer in connection with the application for, processing of, issuance of, or amendment to such Letter of Credit, which costs, fees and expenses shall not include any additional “fronting fee” to such Letter of Credit Issuer.  The Letter of Credit Fee shall be payable monthly in arrears on the first day of each month following any month in which a Letter of Credit is outstanding and on the Commitment Termination Date.  The Letter of Credit Fee shall be computed on the basis of a 360 day year for the actual number of days elapsed.

2.2.4.  Audit and Appraisal Fees.  Borrowers shall reimburse DIP Agent and DIP Lenders for all reasonable costs and expenses incurred by DIP Agent and DIP Lenders in connection with all audits, inspections, examinations and appraisals with respect to any Obligor or Collateral as DIP Agent shall deem appropriate in the exercise of its reasonable credit judgment; provided, however, Borrowers shall only be obligated to reimburse DIP Agent for up to four (4) field examinations and up to two (2) Inventory Appraisals per Fiscal Year; and provided further that upon and during the continuance of an Event of Default, Borrowers shall be obligated to reimburse DIP Agent for any and all field examinations and Inventory Appraisals conducted by DIP Agent or a third party on its behalf.  The foregoing fees shall be due and payable ten (10) days after Borrowers receive invoices therefor from DIP Agent; provided, however, upon and during the continuance of an Event of Default, such fees shall be due and payable on demand.  On the Closing Date, Borrowers shall pay to DIP Agent all appraisal and audit fees incurred by DIP Agent prior to the Closing Date in connection with the consummation of the transactions evidenced hereby together with all reasonable out of pocket expenses incurred by DIP Agent in connection therewith, which fees and expenses shall be described in reasonable detail in an invoice from DIP Agent delivered to Borrowers not less than one (1) Business Day prior to the Closing; provided that failure to provide such invoice within such time period shall not relieve Borrowers of their obligation to pay DIP Agent for such fees and expenses. Borrowers agree to pay DIP Agent’s then standard charges for examination activities, including the standard charges of DIP Agent’s internal examination and appraisal groups (such customary charges are currently $1,100 per day per employee for each day that an employee of DIP Agent shall be engaged in any field examination or audit, plus all reasonable out of pocket expenses incurred in connection therewith), as well as the charges of any third party used for such purposes.

2.2.5.  General Provisions.  All fees shall be fully earned by the identified recipient thereof pursuant to the foregoing provisions of this Agreement on the due date thereof (and, in the case of a Letter of Credit, upon each issuance, renewal or extension of such Letter of Credit) and, except as otherwise set forth herein or required by Applicable Law, shall not be subject to rebate, refund or proration.  All fees provided for in Section 2.2 are and shall be deemed to be compensation for services and are not, and shall not be deemed to be, interest or any other charge for the use, forbearance or detention of money.

2.3.

Computation of Interest and Fees.  All interest, fees and other charges provided for in this Agreement that are calculated as a per annum percentage of any amount, shall be calculated daily and shall be computed on the actual number of days elapsed over a year of 365/366 days for Base Rate Loans and 360 days for LIBOR Loans and all fees and charges.  For purposes of computing interest and other charges hereunder, all Payment Items and other forms of payment received by DIP Agent shall be deemed applied by DIP Agent on account of the Obligations (subject to final payment of such items) on the Business Day that DIP Agent receives such items in immediately available funds in the Payment Account, and DIP Agent shall be deemed to have received such Payment Item on the date specified in Section 4.1 hereof. DIP Agent's determination of any interest, fees, charges or interest rate hereunder shall be final, conclusive and binding for all purposes, absent manifest error.

2.4.

Reimbursement Obligations.

2.4.1.  Borrowers shall reimburse DIP Agent (and to the extent provided in Section 4.6.2, DIP Lenders) for all Extraordinary Expenses. Borrowers shall also reimburse DIP Agent and, during any period that an Event of Default then exists, each DIP Lender, for all accounting, appraisal and other fees and expenses (including reasonable attorneys’ fees) incurred by DIP Agent or any DIP Lender in connection with (i) the negotiation and preparation of any of the DIP Loan Documents, any amendment or modification thereto, any waiver of any Default or Event of Default thereunder, or any restructuring or forbearance with respect thereto; (ii) the monitoring and administration of and actions relating to any of the Chapter 11 Cases, any Collateral, any of the DIP Loan Documents and the transactions contemplated thereby, to the extent that such fees and expenses are expressly provided for in this Agreement or any of the other DIP Loan Documents; (iii) action taken to perfect or maintain the perfection or priority of any of DIP Agent’s Liens with respect to any of the Collateral; (iv) subject to the limits of Section 2.2.4, each audit, inspection, examination or appraisal with respect to any Obligor or Collateral, whether prepared by DIP Agent’s personnel or a third party; (v) any effort to verify, protect, preserve, or restore any of the Collateral or to collect, sell, liquidate or otherwise dispose of or realize upon any of the Collateral; (vi) subject to the provisions of Section 14.2 of this Agreement, any litigation, contest, dispute, suit, proceeding or action (whether instituted by or against DIP Agent, any DIP Lender, any Obligor or any other Person) in any way arising out of or relating to any of the Collateral (or the validity, perfection or priority of any of DIP Agent’s Liens thereon), any of the DIP Loan Documents, or the validity, allowance or amount of any of the Obligations; (vii) the protection or enforcement of any rights or remedies of DIP Agent or any DIP Lender in any of the Chapter 11 Cases; (viii) any actions taken to maintain any insurance required hereunder or under any other DIP Loan Document; and (ix) any other action taken by DIP Agent or any DIP Lender to enforce any of the rights or remedies of DIP Agent or such DIP Lender against any Obligor or any Account Debtors to enforce collection of any of the Obligations or payments with respect to any of the Collateral.  All amounts chargeable to Borrowers under this Section 2.4 shall constitute Obligations that are secured by all of the Collateral and shall be payable ten (10) days after Borrowers receive demand therefor from DIP Agent or applicable DIP Lender; provided, however, upon and during the continuance of an Event of Default, such fees and expenses shall be due and payable on demand.  Borrowers shall also reimburse DIP Agent for reasonable expenses incurred by DIP Agent in its administration of any of the Collateral to the extent and in the manner provided in Section 7 hereof or in any of the other DIP Loan Documents. The foregoing shall be in addition to, and shall not be construed to limit, any other provision of any of the DIP Loan Documents regarding the reimbursement by Borrowers of costs, expenses or liabilities suffered or incurred by DIP Agent or any DIP Lender.

2.4.2.  If at any time DIP Agent or (with the consent of DIP Agent) any DIP Lender shall agree to indemnify any Person against losses or damages that such Person may suffer or incur in its dealings or transactions with any or all of Borrowers, or shall guarantee any liability or obligation of any or all of Borrowers to such Person, or otherwise shall provide assurances of any Borrower’s payment or performance under any agreement with such Person, including indemnities, guaranties or other assurances of payment or performance given by DIP Agent or any DIP Lender with respect to Bank Products or Letters of Credit, then the Contingent Obligation of DIP Agent or any DIP Lender providing any such indemnity, guaranty or other assurance of payment or performance, together with any payment made or liability incurred by DIP Agent or any DIP Lender in connection therewith, shall constitute Obligations that are secured by the Collateral and, subject to the provisions of Section 14.2 of this Agreement, Borrowers shall repay, on demand, any amount so paid or any liability incurred by DIP Agent or any DIP Lender in connection with any such indemnity, guaranty or assurance.  Nothing herein shall be construed to impose upon DIP Agent or any DIP Lender any obligation to provide any such indemnity, guaranty or assurance except to the extent provided in Section 1.2 hereof.  The foregoing agreement of Borrowers shall apply whether or not such indemnity, guaranty or assurance is in writing or oral and regardless of any Borrower’s knowledge of the existence thereof, and shall be in addition to any provision of the DIP Loan Documents regarding reimbursement by Borrowers of costs, expenses or liabilities suffered or incurred by DIP Agent or any DIP Lender.

2.5.

Bank Charges.  Borrowers shall pay to DIP Agent, within ten (10) days after invoice prior to the occurrence of an Event of Default or on demand upon and during the continuance of an Event of Default, any and all fees, costs or expenses which DIP Agent or any DIP Lender pays to a bank or other similar institution (including any fees paid by DIP Agent or any DIP Lender to any DIP Participant) arising out of or in connection with (i) the forwarding to any Borrower or any other Person on behalf of any Borrower by DIP Agent or any DIP Lender of proceeds of any Revolver Loan made by DIP Lenders to any Borrower pursuant to this Agreement and (ii) the depositing for collection by DIP Agent or any DIP Lender of any Payment Item received or delivered to DIP Agent or any DIP Lender on account of the Obligations.  Each Borrower acknowledges and agrees that DIP Agent may charge such costs, fees and expenses to Borrowers based upon DIP Agent’s good faith estimate of such costs, fees and expenses as they are incurred by DIP Agent or any DIP Lender.

2.6.

Illegality.  Notwithstanding anything to the contrary contained elsewhere in this Agreement, if (i) any change in any law or regulation or in the interpretation thereof by any Governmental Authority charged with the administration thereof shall make it unlawful for a DIP Lender to make or maintain a LIBOR Loan or to give effect to its obligations as contemplated hereby with respect to a LIBOR Loan or (ii) at any time such DIP Lender determines that the making or continuance of any LIBOR Loan has become impracticable as a result of a contingency occurring after the date hereof which adversely affects the London interbank market, then such DIP Lender shall give, after such determination, DIP Agent and Borrowers notice thereof and may thereafter (a) declare that LIBOR Loans will not thereafter be made by such DIP Lender, whereupon any request by a U.S. Borrower for a LIBOR Loan shall be deemed a request for a Base Rate Loan unless such DIP Lender’s declaration shall be subsequently withdrawn (which declaration shall be withdrawn promptly after the cessation of the circumstances described in clause (i) or (ii) above); and (b) require that all outstanding LIBOR Loans made by such DIP Lender be converted to Base Rate Loans, under the circumstances of clause (i) or (ii) of this Section 2.6 insofar as such DIP Lender determines the continuance of LIBOR Loans to be impracticable, in which event all such LIBOR Loans shall be converted automatically to Base Rate Loans as of the date of any Borrower’s receipt of the aforesaid notice from such DIP Lender.

2.7.

Increased Costs.

2.7.1.  If, by reason of any Change in Law:

(i)

any Recipient shall be subject to Taxes (other than (i) Indemnified Taxes, (ii) Taxes described in clauses (b), (c) or (d) of the definition of Excluded Taxes, or (iii) Connection Income Taxes) with respect to any Revolver Loan, Letter of Credit, Commitment or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(ii)

any reserve (including any imposed by the Board of Governors), special deposits or similar requirement against assets of, deposits with or for the account of, or credit extended by, any DIP Lender or Letter of Credit Issuer shall be imposed or deemed applicable or any other condition affecting its LIBOR Loans, a Letter of Credit, any of the DIP Loan Documents or its obligation to make LIBOR Loans, to participate in Letter of Credit obligations or to extend any other credit hereunder shall be imposed on such DIP Lender or Letter of Credit Issuer;

and as a result thereof there shall be any increase in the cost to such DIP Lender of agreeing to make or making, funding or maintaining LIBOR Loans (except to the extent already included in the determination of the applicable LIBOR Rate for LIBOR Loans), or to increase the costs to such DIP Lender or Letter of Credit Issuer of participating in, issuing or maintaining any Letter of Credit, or there shall be a reduction in the amount received or receivable by such DIP Lender or Letter of Credit Issuer, then such DIP Lender or Letter of Credit Issuer shall, promptly after determining the existence or amount of any such increased costs or reduced amounts for which such DIP Lender or Letter of Credit Issuer seeks payment hereunder, give Borrowers a certificate as to the amount of such increased cost or reduced amounts thereof (with a copy to DIP Agent) and, provided that any such additional amount shall be applicable to all customers of such DIP Lender or Letter of Credit Issuer under loan facilities of the type provided for under this Agreement, Borrowers shall pay to DIP Agent for the account of such DIP Lender or Letter of Credit Issuer an additional amount sufficient to indemnify such DIP Lender or Letter of Credit Issuer against such increased costs or reduced amounts within ten (10) days after the receipt of such certificate; provided, however, Borrowers shall pay such amount on the date of the receipt of such certificate upon and during the continuance of an Event of Default hereunder.

2.7.2.  DIP Agent will promptly notify SRC and DIP Lenders if, in connection with a Borrowing of, conversion to or continuation of a LIBOR Loan, (a) DIP Agent determines that (i) Dollar deposits are not being offered to banks in the London interbank Eurodollar market for the applicable Revolver Loan amount or Interest Period, or (ii) adequate and reasonable means do not exist for determining LIBOR for the applicable Interest Period; or (b) the Required DIP Lenders determine for any reason that LIBOR for the applicable Interest Period does not adequately and fairly reflect the cost to DIP Lenders of funding such Revolver Loan.  Thereafter, the obligation of DIP Lenders to make or maintain LIBOR Loans shall be suspended to the extent of the affected LIBOR Loan or Interest Period until DIP Agent (upon instruction by the Required DIP Lenders) revokes the notice.  Upon receipt of such notice, SRC may revoke any pending request for a Borrowing, conversion or continuation of a LIBOR Loan or, failing that, will be deemed to have submitted a request for a Base Rate Loan.

For purposes of this Section 2.7, all references to a DIP Lender or Letter of Credit Issuer shall be deemed to include any bank holding company or bank parent of such DIP Lender or Letter of Credit Issuer.

2.8.

Capital Adequacy.  If any DIP Lender or Letter of Credit Issuer determines that after the date hereof any Change in Law has the effect of reducing the return on any DIP Lender’s or Letter of Credit Issuer’s capital to a level below that which such DIP Lender or Letter of Credit Issuer could have achieved (taking into consideration such DIP Lender’s and its holding company’s policies or such Letter of Credit Issuer’s and its holding company’s policies with respect to capital adequacy immediately before such adoption, change or compliance and assuming that such DIP Lender’s or Letter of Credit Issuer’s capital was fully utilized prior to such adoption, change or compliance) but for such Change in Law:

(i)

DIP Agent shall promptly, after its receipt of a certificate from such DIP Lender or Letter of Credit Issuer setting forth such DIP Lender’s or Letter of Credit Issuer’s determination of such occurrence, give notice thereof to Borrowers and DIP Lenders; and

(ii)

provided that any such additional fee shall be applicable to all customers of such DIP Lender or Letter of Credit Issuer under loan facilities of the type provided for under this Agreement, Borrowers shall pay to DIP Agent, for the account of such DIP Lender or Letter of Credit Issuer, as an additional fee from time to time, within ten (10) days of such notice prior to the occurrence of an Event of Default or on demand upon and during the continuance of an Event of Default, such amount as such DIP Lender or Letter of Credit Issuer certifies to be the amount reasonably calculated to compensate such DIP Lender or Letter of Credit Issuer for such reduction.

Such certificate will set forth, in reasonable detail, the nature of the occurrence giving rise to such compensation, the additional amount or amounts to be paid to such DIP Lender or Letter of Credit Issuer (including the basis for such DIP Lender’s or Letter of Credit Issuer’s determination of such amount), and the method by which such amounts were determined.  In determining such amount, such DIP Lender or Letter of Credit Issuer may use any reasonable averaging and attribution method.  For purposes of this Section 2.8, all references to a DIP Lender or Letter of Credit Issuer shall be deemed to include any bank holding company or bank parent of such DIP Lender or Letter of Credit Issuer.  Notwithstanding the foregoing, Borrowers shall not be liable to DIP Agent, any DIP Lender or Letter of Credit Issuer for any amounts claimed under this Section 2.8 in connection with events that occurred more than 180 days before Borrowers’ receipt of a DIP Lender’s or Letter of Credit Issuer’s certificate claiming entitlement to such compensation.

2.9.

Funding Losses.  If for any reason (other than due to a default by a DIP Lender or as a result of a DIP Lender’s refusal to honor a LIBOR Loan request due to circumstances described in Section 2.6 or 2.7 hereof) (i) a Borrowing of, or conversion to or continuation of, LIBOR Loans does not occur on the date specified therefor in a Notice of Borrowing or Notice of Conversion/ Continuation (whether or not withdrawn), (ii) if any repayment (including any conversions pursuant to Section 2.1.2 hereof) of any of its LIBOR Loans occurs on a date that is not the last day of an Interest Period applicable thereto, (iii) a DIP Lender (other than a Defaulting DIP Lender) is required to assign a LIBOR Loan prior to the end of its Interest Period pursuant to Section 12.17, or (iv) if for any reason Borrowers default in their obligation to repay LIBOR Loans when required by the terms of this Agreement, then Borrowers shall jointly and severally pay to DIP Agent, for the ratable benefit of the affected DIP Lenders, within ten (10) days after DIP Agent’s or an affected DIP Lender’s demand therefor, DIP Agent’s customary administrative charges and to each DIP Lender all resulting losses and expenses, including loss of anticipated profits and any loss or expense arising from liquidation or redeployment of funds or from fees payable to terminate deposits of matching funds.  Borrowers shall pay such amount upon presentation by DIP Agent of a statement setting forth the amount and DIP Agent’s calculation thereof pursuant hereto, which statement shall be deemed true and correct absent manifest error.  For purposes of this Section 2.9, all references to a DIP Lender shall be deemed to include any bank holding company or bank parent of such DIP Lender.  DIP Lenders shall not be required to purchase Dollar deposits in any interbank or offshore Dollar market to fund any LIBOR Loan, but this Section 2.9 shall apply as if each DIP Lender had purchased such deposits.

2.10.

Maximum Interest.  Regardless of any provision contained in any of the DIP Loan Documents, in no contingency or event whatsoever shall the aggregate of all amounts that are contracted for, charged or received by DIP Agent and DIP Lenders pursuant to the terms of this Agreement or any of the other DIP Loan Documents and that are deemed interest under Applicable Law exceed the highest rate permissible under any Applicable Law.  No agreements, conditions, provisions or stipulations contained in this Agreement or any of the other DIP Loan Documents or the exercise by DIP Agent of the right to accelerate the payment or the maturity of all or any portion of the Obligations, or the exercise of any option whatsoever contained in any of the DIP Loan Documents, or the prepayment by any or all Borrowers of any of the Obligations, or the occurrence of any contingency whatsoever, shall entitle DIP Agent or any DIP Lender to charge or receive, in any event, interest or any charges, amounts, premiums or fees deemed interest by Applicable Law (such interest, charges, amounts, premiums and fees referred to herein collectively as “Interest”) in excess of the Maximum Rate and in no event shall any Borrower be obligated to pay Interest exceeding such Maximum Rate, and all agreements, conditions or stipulations, if any, which may in any event or contingency whatsoever operate to bind, obligate or compel any Borrower to pay Interest exceeding the Maximum Rate shall be without binding force or effect, at law or in equity, to the extent only of the excess of Interest over such Maximum Rate.  If any Interest is charged or received in excess of the Maximum Rate (“Excess”), each Borrower acknowledges and stipulates that any such charge or receipt shall be the result of an accident and bona fide error, and such Excess, to the extent received, shall be applied first to reduce the principal Obligations and the balance, if any, returned to Borrowers, it being the intent of the parties hereto not to enter into a usurious or otherwise illegal relationship.  The right to accelerate the maturity of any of the Obligations does not include the right to accelerate any Interest that has not otherwise accrued on the date of such acceleration, and DIP Agent and DIP Lenders do not intend to collect any unearned Interest in the event of any such acceleration.  Each Borrower recognizes that, with fluctuations in the rates of interest set forth in Section 2.1.1 of this Agreement and in the Maximum Rate, such an unintentional result could inadvertently occur.  All monies paid to DIP Agent or any DIP Lender hereunder or under any of the other DIP Loan Documents, whether at maturity or by prepayment, shall be subject to any rebate of unearned Interest as and to the extent required by Applicable Law.  By the execution of this Agreement, each Borrower covenants that (i) the credit or return of any Excess shall constitute the acceptance by such Borrower of such Excess, and (ii) no Borrower shall seek or pursue any other remedy, legal or equitable, against DIP Agent or any DIP Lender, based in whole or in part upon contracting for, charging or receiving any Interest in excess of the Maximum Rate.  For the purpose of determining whether or not any Excess has been contracted for, charged or received by DIP Agent or any DIP Lender, all Interest at any time contracted for, charged or received from any or all Borrowers in connection with any of the DIP Loan Documents shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated and spread in equal parts throughout the full term of the Obligations.  Borrowers, DIP Agent and DIP Lenders shall, to the maximum extent permitted under Applicable Law, (i) characterize any non-principal payment as an expense, fee or premium rather than as Interest and (ii) exclude voluntary prepayments and the effects thereof.  The provisions of this Section 2.10 shall be deemed to be incorporated into every DIP Loan Document (whether or not any provision of this Section is referred to therein).  All such DIP Loan Documents and communications relating to any Interest owed by any or all Borrowers and all figures set forth therein shall, for the sole purpose of computing the extent of Obligations, be automatically recomputed by Borrowers, and by any court considering the same, to give effect to the adjustments or credits required by this Section 2.10.

SECTION 3.  LOAN ADMINISTRATION

3.1.

Manner of Borrowing and Funding Revolver Loans.

 Borrowings under the Commitments established pursuant to Section 1.1 hereof shall be made and funded as follows:

3.1.1.  Notice of Borrowing.

(i)

Whenever U.S. Borrowers desire to make a Borrowing under Section 1.1 of this Agreement, U.S. Borrowers shall give DIP Agent prior written notice (which may be by internet or telephonic notice promptly confirmed in writing) of such Borrowing request (a “Notice of Borrowing”), which shall be in the form of Exhibit C annexed hereto and signed by an authorized officer of SRC.  Such Notice of Borrowing shall be given by such U.S. Borrower no later than 12:00 noon at the office of DIP Agent designated by DIP Agent from time to time (a) on the Business Day of the requested funding date of such Borrowing, in the case of Base Rate Loans, and (b) at least three (3) Business Days prior to the requested funding date of such Borrowing, in the case of LIBOR Loans.  Notices received after 12:00 noon shall be deemed received on the next Business Day. The Revolver Loans made by each DIP Lender on the Closing Date shall be made as Base Rate Loans and thereafter may be made or continued as or converted into Base Rate Loans or LIBOR Loans. Each Notice of Borrowing (or telephonic notice thereof) shall be irrevocable and shall specify (a) the principal amount of the Borrowing, (b) the date of Borrowing (which shall be a Business Day), (c) whether the Borrowing is to consist of Base Rate Loans or LIBOR Loans, (d) in the case of LIBOR Loans, the duration of the Interest Period to be applicable thereto, and (e) the account of U.S. Borrowers to which the proceeds of such Borrowing are to be disbursed. U.S. Borrowers may not request any LIBOR Loans if an Event of Default exists.

(ii)

Unless payment is otherwise timely made by Borrowers, the becoming due of any amount required to be paid under this Agreement or any of the other DIP Loan Documents with respect to any Obligations (whether as principal, accrued interest, fees or other charges, including Extraordinary Expenses, Bank Product Obligations, and the repayment of any Letter of Credit Outstandings) shall be deemed irrevocably to be a request (without any requirement for the submission of a Notice of Borrowing) for Revolver Loans on the due date of, and in an aggregate amount required to pay, such Obligations, and the proceeds of such Revolver Loans may be disbursed by way of direct payment of the relevant Obligation and shall bear interest as a Revolver Loan.  Neither DIP Agent nor any DIP Lender shall have any obligation to Borrowers to honor any deemed request for a Revolver Loan after the Commitment Termination Date, when an Out of Formula Condition exists or would result therefrom, or when any condition precedent set forth in Section 10 hereof is not satisfied, but may do so in their discretion and without regard to the existence of, and without being deemed to have waived, any Default or Event of Default and regardless of whether such Revolver Loan is funded after the Commitment Termination Date. DIP Lenders may fund Professional Fees as provided in the DIP Financing Orders, and all such fundings, if made, shall constitute Revolver Loans. In addition, DIP Agent may, at its option, charge such Obligations against any operating, investment or other account of a Borrower maintained with DIP Agent or any of its Affiliates.

(iii)

As an accommodation to Borrowers, DIP Agent and DIP Lenders may permit electronic requests for Borrowings and shall permit electronic transmittal of instructions, authorizations, agreements or reports to DIP Agent by Borrowers.  Neither DIP Agent nor any DIP Lender shall have any liability to any Borrower for any loss or damage suffered by such Borrower as a result of DIP Agent’s or any DIP Lender’s honoring of any requests, execution of any instructions, authorizations or agreements or reliance on any reports communicated to it electronically and purporting to have been sent to DIP Agent or DIP Lenders by a Borrower, and neither DIP Agent nor any DIP Lender shall have any duty to verify the origin of any such communication or the identity or authority of the Person sending it.

(iv)

If Borrowers maintain any disbursement account with DIP Agent or any Affiliate of DIP Agent, then presentation for payment of any Payment Item when there are insufficient funds to cover it shall be deemed to be a request by U.S. Borrowers for a Revolver Loan on the date of such presentation, in the amount of the Payment Item. The proceeds of such Revolver Loan may be disbursed directly to the disbursement account or other appropriate account.

3.1.2.  Fundings by DIP Lenders.  Subject to its receipt of notice from DIP Agent of a Notice of Borrowing as provided in Section 3.1.1(i) (except in the case of a deemed request by a U.S. Borrower for a Revolver Loan as provided in Sections 3.1.1(ii), 3.1.1(iv) or 3.1.3(ii) hereof, in which event no Notice of Borrowing need be submitted), each DIP Lender shall timely honor its Commitment by funding its Pro Rata share of each Borrowing of Revolver Loans that is properly requested by a U.S. Borrower and that such U.S. Borrower is entitled to receive under this Agreement.  DIP Agent shall endeavor to notify DIP Lenders of each Notice of Borrowing (or deemed request for a Borrowing pursuant to Sections 3.1.1(ii) or 3.1.1(iv) hereof) by 12:00 noon on the proposed funding date (in the case of Base Rate Loans) or by 3:00 p.m. at least two (2) Business Days before the proposed funding date (in the case of LIBOR Loans).  Each DIP Lender shall deposit with DIP Agent an amount equal to its Pro Rata share of the Borrowing requested or deemed requested by such U.S. Borrower at DIP Agent’s designated bank in immediately available funds not later than 2:00 p.m. on the date of funding of such Borrowing, unless DIP Agent’s notice to DIP Lenders is received after 12:00 noon on the proposed funding date, in which event DIP Lenders shall deposit with DIP Agent their respective Pro Rata shares of the requested Borrowing on or before 11:00 a.m. of the next Business Day. Subject to its receipt of such amounts from DIP Lenders, DIP Agent shall make the proceeds of the Revolver Loans received by it available to such U.S. Borrower by disbursing such proceeds in accordance with such U.S. Borrower’s disbursement instructions set forth in the applicable Notice of Borrowing.  Neither DIP Agent nor any DIP Lender shall have any liability on account of any delay by any bank or other depository institution in treating the proceeds of any Revolver Loan as collected funds or any delay in receipt, or any loss, of funds that constitute a Revolver Loan, the wire transfer of which was initiated by DIP Agent in accordance with wiring instructions provided to DIP Agent.  Unless DIP Agent shall have been notified in writing by a DIP Lender prior to the proposed time of funding that such DIP Lender does not intend to deposit with DIP Agent an amount equal such DIP Lender’s Pro Rata share of the requested Borrowing (or deemed request for a Borrowing pursuant to Sections 3.1.1(ii), or 3.1.1(iv) hereof), DIP Agent may assume that such DIP Lender has deposited or promptly will deposit its share with DIP Agent, and DIP Agent may in its discretion disburse a corresponding amount to such U.S. Borrower on the applicable funding date.  If a DIP Lender’s Pro Rata share of such Borrowing or of any settlement pursuant to Section 3.1.3(i) is not in fact deposited with DIP Agent, then, if DIP Agent has disbursed to such U.S. Borrower an amount corresponding to such share, then such DIP Lender agrees to pay, and in addition Borrowers jointly and severally agree to repay, to DIP Agent forthwith on demand such corresponding amount, together with interest thereon, for each day from the date such amount is disbursed by DIP Agent to or for the benefit of such U.S. Borrower until the date such amount is paid or repaid to DIP Agent, (a) in the case of Borrowers, at the interest rate applicable to such Borrowing and (b) in the case of such DIP Lender, at the Federal Funds Rate.  If such DIP Lender repays to DIP Agent such corresponding amount, such amount so repaid shall constitute a Revolver Loan, and if both such DIP Lender and Borrowers shall have repaid such corresponding amount, DIP Agent shall promptly return to

Borrowers such corresponding amount in same day funds.  A notice from DIP Agent submitted to any DIP Lender with respect to amounts owing under this Section 3.1.2 shall be conclusive, absent manifest error.

3.1.3.  Settlement and Settlement Loans.

(i)

In order to facilitate the administration of the Revolver Loans under this Agreement, DIP Lenders agree (which agreement shall be solely between DIP Lenders and DIP Agent and shall not be for the benefit of or enforceable by any Borrower) that settlement among them with respect to the Revolver Loans may take place on a periodic basis on dates determined from time to time by DIP Agent (each a “Settlement Date”), which may occur before or after the occurrence or during the continuance of a Default or Event of Default and whether or not all of the conditions set forth in Section 10 of this Agreement have been met.  On each Settlement Date, payment shall be made by or to each DIP Lender in the manner provided herein and in accordance with the Settlement Report delivered by DIP Agent to DIP Lenders with respect to such Settlement Date so that, as of each Settlement Date and after giving effect to the transaction to take place on such Settlement Date, each DIP Lender shall hold its Pro Rata share of all Revolver Loans and participations in Letter of Credit Outstandings then outstanding.  DIP Agent shall request settlement with DIP Lenders on a basis not less frequently than once every five (5) Business Days.

(ii)

Between Settlement Dates, DIP Agent may request BofA to advance, and BofA may, but shall in no event be obligated to, advance to U.S. Borrowers out of BofA’s own funds the entire principal amount of any Borrowing of Revolver Loans requested or deemed requested pursuant to this Agreement (any such Revolver Loan funded exclusively by BofA being referred to as a “Settlement Loan”).  Each Settlement Loan shall constitute a Revolver Loan hereunder and shall be subject to all of the terms, conditions and security applicable to other Revolver Loans, except that all payments thereon shall be payable to BofA solely for its own account.  The obligation of Borrowers to repay such Settlement Loans to BofA shall be evidenced by the records of BofA and need not be evidenced by any promissory note.  DIP Agent shall not request BofA to make any Settlement Loan if (a) DIP Agent shall have received written notice from any DIP Lender that one or more of the applicable conditions precedent set forth in Section 10 hereof will not be satisfied on the requested funding date for the applicable Borrowing or (b) the requested Borrowing would exceed the amount of Availability on the funding date or would cause the then outstanding principal balance of all Settlement Loans to exceed 12.5% of the aggregate Commitments.  BofA shall not be required to determine whether the applicable conditions precedent set forth in Section 10 hereof have been satisfied or the requested Borrowing would exceed the amount of Availability on the funding date applicable thereto prior to making, in its sole discretion, any Settlement Loan.  On each Settlement Date, or, if earlier, upon demand by DIP Agent for payment thereof, the then outstanding Settlement Loans shall be immediately due and payable.  As provided in Sections 3.1.1(ii) and 3.1.1(iv), U.S. Borrowers shall be deemed to have requested (without the necessity of submitting any Notice of Borrowing) Revolver Loans to be made on each Settlement Date in the amount of all outstanding Settlement Loans and to have DIP Agent cause the proceeds of such Revolver Loans to be applied to the repayment of such Settlement Loans and interest accrued thereon.  DIP Agent shall notify DIP Lenders of the outstanding balance of Revolver Loans prior to 12:00 noon on each Settlement Date, and each DIP Lender (other than BofA) shall deposit with DIP Agent (without setoff, counterclaim or reduction of any kind) an amount equal to its Pro Rata share of the amount of Revolver Loans deemed requested in immediately available funds not later than 2:00 p.m. on such Settlement Date, and without regard to whether any of the conditions precedent set forth in Section 10 hereof are satisfied or the Commitment Termination Date has occurred. The proceeds of Settlement Loans may be used solely for purposes for which Revolver Loans generally may be used in accordance with Section 1.1.3 hereof.  If any amounts received by BofA in respect of any Settlement Loans are later required to be returned or repaid by BofA to any or all Borrowers or any other Obligor or their respective representatives or successors-in-interest, whether by court order, settlement or otherwise, other DIP Lenders shall, upon demand by BofA with notice to DIP Agent, pay to DIP Agent for the account of BofA, an amount equal to each other DIP Lender’s Pro Rata share of all such amounts required to be returned by BofA.

3.1.4.  Disbursement Authorization.  Each U.S. Borrower hereby irrevocably authorizes DIP Agent to disburse the proceeds of each Revolver Loan requested by any U.S. Borrower, or deemed to be requested pursuant to Section 3.1.1 or Section 3.1.3(ii), as follows:  (i) the proceeds of each Revolver Loan requested under Section 3.1.1(i) shall be disbursed by DIP Agent in accordance with the terms of the written disbursement letter from U.S. Borrowers in the case of the initial Borrowing, and, in the case of each subsequent Borrowing, by wire transfer to such bank account as may be agreed upon by any U.S. Borrower and DIP Agent from time to time or elsewhere if pursuant to a written direction from such Borrower; and (ii) the proceeds of each Revolver Loan requested under Sections 3.1.1(ii), 3.1.1(iv) or 3.1.3(ii) shall be disbursed by DIP Agent by way of direct payment of the relevant interest or other Obligation.  Any Revolver Loan proceeds received by any U.S. Borrower or in payment of any of the Obligations shall be deemed to have been received by all Borrowers.

3.2.

Defaulting DIP Lender.

3.2.1.  Reallocation of Pro Rata Share; Amendments.  For purposes of determining DIP Lenders’ obligations to fund or participate in Revolver Loans or Letters of Credit, DIP Agent may exclude the Commitments and Revolver Loans of any Defaulting DIP Lender(s) from the calculation of Pro Rata shares.  A Defaulting DIP Lender shall have no right to vote on any amendment, waiver or other modification of a DIP Loan Document, except as provided in Section 12.9.1.

3.2.2.  Payments; Fees.  DIP Agent may, in its discretion, receive and retain any amounts payable to a Defaulting DIP Lender under the DIP Loan Documents, and a Defaulting DIP Lender shall be deemed to have assigned to DIP Agent such amounts until all Obligations owing to DIP Agent, non-Defaulting DIP Lenders and other DIP Secured Parties have been paid in full.  DIP Agent, in its discretion, may use such amounts to cover the Defaulting DIP Lender’s defaulted obligations, to Cash Collateralize such Defaulting DIP Lender’s Fronting Exposure, to readvance the amounts to U.S. Borrowers, or to repay Obligations.  A DIP Lender shall not be entitled to receive any fees accruing hereunder during the period in which it is a Defaulting DIP Lender, and the unfunded portion of its Commitment shall be disregarded for purposes of calculating the unused commitment fee under Section 2.2.2. If any Letter of Credit Outstandings owing to a Defaulted DIP Lender are reallocated to other DIP Lenders, fees attributable to such Letter of Credit Outstandings under Section 2.2.3 shall be paid to such other DIP Lenders.  DIP Agent shall be paid all fees attributable to Letter of Credit Outstandings that are not reallocated.

3.2.3.  Status; Cure.  DIP Agent may determine in its discretion that a DIP Lender constitutes a Defaulting DIP Lender and the effective date of such status shall be conclusive and binding on all parties, absent manifest error.  Borrowers, DIP Agent and Letter of Credit Issuer may agree in writing that a DIP Lender has ceased to be a Defaulting DIP Lender, whereupon Pro Rata shares shall be reallocated without exclusion of the reinstated DIP Lender’s Commitments and Revolver Loans, and the Revolver Commitments and other exposures under the Revolver Commitments shall be reallocated among DIP Lenders and settled by DIP Agent (with appropriate payments by the reinstated DIP Lender, including payment of any breakage costs for reallocated LIBOR Loans) in accordance with the readjusted Pro Rata shares.  Unless expressly agreed by Borrowers, DIP Agent and Letter of Credit Issuer, no reinstatement of a Defaulting DIP Lender shall constitute a waiver or release of claims against such DIP Lender. The failure of any DIP Lender to fund a Revolver Loan, to make a payment in respect of Letter of Credit Outstandings or otherwise to perform obligations hereunder shall not relieve any other DIP Lender of its obligations under any DIP Loan Document, and no DIP Lender shall be responsible for any default by another DIP Lender.

3.3.

Special Provisions Governing LIBOR Loans.

3.3.1.  Number of LIBOR Loans.  In no event may the number of LIBOR Loans outstanding at any time to any DIP Lender exceed seven (7).

3.3.2.  Minimum Amounts.  Each Borrowing of LIBOR Loans pursuant to Section 3.1.1(i), and each continuation of or conversion to LIBOR Loans pursuant to Section 2.1.2 hereof, shall be in a minimum amount of $3,000,000 and integral multiples of $500,000 in excess of that amount.

3.3.3.  LIBOR Lending Office.  Each DIP Lender’s initial LIBOR Lending Office is set forth opposite its name on Schedule 14.9 hereto.  Each DIP Lender shall have the right at any time and from time to time to designate a different office of itself or of any Affiliate as such DIP Lender’s LIBOR Lending Office, and to transfer any outstanding LIBOR Loans to such LIBOR Lending Office.  No such designation or transfer shall result in any liability on the part of Borrowers for increased costs or expenses resulting solely from such designation or transfer (except any such transfer that is made by a DIP Lender pursuant to Section 2.6 or Section 2.7 hereof, or otherwise for the purpose of complying with Applicable Law).  Increased costs or expenses resulting from a change in Applicable Law occurring subsequent to any such designation or transfer shall be deemed not to result solely from such designation or transfer.  To the extent commercially feasible, each DIP Lender shall designate an alternate LIBOR Lending Office with respect to LIBOR Loans to reduce the risk of Borrowers’ liability to such DIP Lender under Sections 2.7 and 2.8 and to avoid the type of advance under Section 2.6, so long as such designation is not commercially unreasonable under the circumstances.

3.3.4.  Funding of LIBOR Loans.  Each DIP Lender may, if it so elects, fulfill its obligation to make, continue or convert LIBOR Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such DIP Lender) to make or maintain such LIBOR Loans; provided, however, that such LIBOR Loans shall nonetheless be deemed to have been made and to be held by such DIP Lender, and the obligation of Borrowers to repay such LIBOR Loans shall nevertheless be to such DIP Lender for the account of such foreign branch, Affiliate or international banking facility.  The calculation of all amounts payable to DIP Lender under Sections 2.7 and 2.9 shall be made as if each DIP Lender had actually funded or committed to fund its LIBOR Loans through the purchase of an underlying deposit in an amount equal to the amount of such LIBOR Loans and having a maturity comparable to the relevant Interest Period  for such LIBOR Loans; provided, however, each DIP Lender may fund its LIBOR Loans in any manner it deems fit and the foregoing presumption shall be utilized only for the calculation of amounts payable under Section 2.7 and Section 2.9.

3.4.

Borrowers’ Representative.  Each Borrower hereby irrevocably appoints SRC, and SRC agrees to act under this Agreement, as the agent and representative of SRC and each other Borrower for all purposes under this Agreement, including requesting Borrowings, selecting whether any Revolver Loan or portion thereof is to bear interest as a Base Rate Loan or a LIBOR Loan, and receiving account statements and other notices and communications to Borrowers (or any of them) from DIP Agent.  DIP Agent may rely, and shall be fully protected in relying, on any Notice of Borrowing, disbursement instructions, reports, information, Borrowing Base Certificate, or any other notice or communication made or given by SRC, whether in its own name, on behalf of any Borrower, or on behalf of “the Borrowers,” and DIP Agent shall have no obligation to make any inquiry or request any confirmation from or on behalf of any other Borrower as to the binding effect on such Borrower of any such Notice of Borrowing, instruction, report, information, Borrowing Base Certificate, or other notice or communication, nor shall the joint and several character of Borrowers’ liability for the Obligations be affected; provided that the provisions of this Section 3.4 shall not be construed so as to preclude any U.S. Borrower from directly requesting Borrowings or any Borrower from taking other actions permitted to be taken by “a Borrower” hereunder.  DIP Agent may maintain a single Loan Account in the name of “SRC” hereunder, and each future Borrower shall be deemed to have agreed to such arrangement and to have confirmed that such arrangement shall have no effect on the joint and several character of such Borrower’s liability for the Obligations.

3.5.

All Revolver Loans to Constitute One Obligation.  The Revolver Loans, Letter of Credit Outstandings and other Obligations shall constitute one general obligation of Borrowers and (unless otherwise expressly provided in any DIP Security Document) shall be secured by DIP Agent’s Lien upon all of the Collateral; provided, however, that DIP Agent and each DIP Lender shall be deemed to be a creditor of each Borrower and the holder of a separate claim against each Borrower to the extent of any Obligations jointly and severally owed by Borrowers to DIP Agent or such DIP Lender.

SECTION 4.  PAYMENTS

4.1.

General Repayment Provisions.  All payments (including all prepayments) of principal of and interest on the Revolver Loans, Letters of Credit and other Obligations that are payable to DIP Agent or any DIP Lender shall be made to DIP Agent in Dollars without any offset or counterclaim and free and clear of (and without deduction for) any present or future Taxes, and, with respect to payments made other than by application of balances in the Payment Account, in immediately available funds not later than 12:00 noon on the due date (and payment made after such time on the due date to be deemed to have been made on the next succeeding Business Day).  All payments received by DIP Agent shall be distributed by DIP Agent in accordance with Section 4.6 hereof, subject to the rights of offset that DIP Agent may have as to amounts otherwise to be remitted to a particular DIP Lender by reason of amounts due DIP Agent from such DIP Lender under any of the DIP Loan Documents.  Borrowers agree that, subject to the terms herein, in the Intercreditor Agreements, and in the DIP Financing Orders, DIP Agent shall have the continuing, exclusive right to apply and reapply payments and proceeds of Collateral against the Obligations, in such manner as DIP Agent deems advisable, but whenever possible, any prepayment of Revolver Loans shall be applied first to Base Rate Loans and then to LIBOR Loans.

4.2.

Repayment of Revolver Loans.

4.2.1.  Payment of Principal.  The outstanding principal amounts with respect to the Revolver Loans shall be repaid as follows:

(i)

On each date that a Borrower (or a representative of creditors of a Borrower), DIP Agent or a DIP Lender shall receive any cash proceeds of ABL Priority Collateral consisting of Accounts or Inventory, to the extent of such proceeds, provided that, until the Court enters the Final DIP Financing Order or other order authorizing the roll up of the Pre-Petition ABL Obligations into the Obligations, such proceeds shall be presumed to constitute and arise from Pre-Petition ABL Priority Collateral and shall be applied first to the Pre-Petition ABL Obligations before application to the Obligations.

(ii)

Any portion of the Revolver Loans consisting of the principal amount of Base Rate Loans shall be paid by Borrowers to DIP Agent, for the Pro Rata benefit of DIP Lenders (or, in the case of Settlement Loans, for the sole benefit of BofA) unless timely converted to a LIBOR Loan in accordance with this Agreement, immediately upon (a) the Revolver Maturity Date, and (b) in the case of Settlement Loans, the earlier of BofA’s demand for payment or on each Settlement Date with respect to all Settlement Loans outstanding on such date.

(iii)

Any portion of the Revolver Loans consisting of the principal amount of LIBOR Loans shall be paid by Borrowers to DIP Agent, for the Pro Rata benefit of DIP Lenders, unless converted to a Base Rate Loan or continued as a LIBOR Loan in accordance with the terms of this Agreement, immediately upon (a) the last day of the Interest Period applicable thereto and (b) the Revolver Maturity Date.  In no event shall Borrowers be authorized to make a voluntary prepayment with respect to any Revolver Loan outstanding as a LIBOR Loan prior to the last day of the Interest Period applicable thereto unless (x) otherwise agreed in writing by DIP Agent or Borrowers are otherwise expressly authorized or required by any other provision of this Agreement to pay any LIBOR Loan outstanding on a date other than the last day of the Interest Period applicable thereto, and (y) Borrowers pay to DIP Agent, for the Pro Rata benefit of DIP

Lenders, concurrently with any prepayment of a LIBOR Loan, any amount due DIP Agent and DIP Lenders under Section 2.9 hereof as a consequence of such prepayment.

(iv)

Notwithstanding anything to the contrary contained elsewhere in this Agreement, if an Out of Formula Condition shall exist, Borrowers shall, on the sooner to occur of DIP Agent’s demand or the first Business Day after Borrowers’ Knowledge of such Out of Formula Condition, repay the outstanding Revolver Loans that are Base Rate Loans in an amount sufficient to reduce the aggregate unpaid principal amount of all Revolver Loans by an amount sufficient to eliminate the Out of Formula Condition; and, if such payment of Base Rate Loans is not sufficient to eliminate the Out of Formula Condition, then Borrowers shall immediately, at Borrowers’ option, either (a) deposit with DIP Agent, for the Pro Rata benefit of DIP Lenders, for application to any outstanding Revolver Loans bearing interest as LIBOR Loans as the same become due and payable (whether at the end of the applicable Interest Periods or on the Revolver Maturity Date) cash in an amount sufficient to eliminate such Out of Formula Condition, to be held by DIP Agent pending disbursement of same to DIP Lenders, but subject to DIP Agent’s Lien thereon and rights of offset with respect thereto, or (b) pay the Revolver Loans outstanding as LIBOR Loans to the extent necessary to eliminate such Out of Formula Condition and also pay to DIP Agent for the Pro Rata benefit of DIP Lenders any and all amounts required by Section 2.9 hereof to be paid by reason of the prepayment of a LIBOR Loan prior to the last day of the Interest Period applicable thereto.

4.2.2.  Payment of Interest.  Interest accrued on the Revolver Loans shall be due and payable on (i) the first calendar day of each month (for the immediately preceding month), computed through the last calendar day of the preceding month, with respect to any Revolver Loan (whether a Base Rate Loan or LIBOR Loan) and (ii) the last day of the applicable Interest Period in the case of a LIBOR Loan. All accrued interest shall be paid by Borrowers on the Commitment Termination Date. With respect to any Base Rate Loan converted into a LIBOR Loan pursuant to Section 2.1.2 on a day when interest would not otherwise have been payable with respect to such Base Rate Loan, accrued interest to the date of such conversion on the amount of such Base Rate Loan so converted shall be paid on the conversion date.

4.3.

Mandatory Prepayments.

4.3.1.  Collections of Proceeds.  In the event any proceeds are received from any sale, lease, collection, or other disposition of any Collateral or from any loss, destruction or condemnation of any Collateral, in each case exclusive of proceeds of Inventory, but inclusive of Term Loan Priority Collateral, such proceeds shall be applied as a mandatory prepayment of the Obligations with the effect stated in Section 4.3.2, provided that if the proceeds are derived from (i) Pre-Petition ABL Priority Collateral, such proceeds may be applied first to the Pre-Petition ABL Obligations or (ii) Term Loan Priority Collateral, such proceeds shall be applied first to the Full Payment of the Term Loan Obligations in accordance with the Intercreditor Agreements, then to the Pre-Petition ABL Obligations until Full Payment thereof, and then to the Obligations until Full Payment thereof; provided, however, that so long as no Event of Default exists, Borrowers shall not be required to prepay any portion of such proceeds on account of any LIBOR Loan on any day that is not the last day of the applicable Interest

Period if such prepayment would trigger payment of any amount under Section 2.9 so long as such portion of such proceeds is deposited into a segregated Deposit Account of Borrowers maintained with BofA until such time as such prepayment would not trigger payment of any amount under Section 2.9.

4.3.2.  Application of Prepayments.  Prepayments made pursuant to Section 4.3.1 and applied to the Obligations shall reduce both the Obligations, if applied to the Revolver Loans, shall reduce the Revolver Commitments on a dollar-for-dollar basis, and shall be applied first to Base Rate Loans and then to LIBOR Loans in direct order of maturity.

4.4.

Payment of Other Obligations.  The balance of the Obligations requiring the payment of money, including the Letter of Credit Outstandings and Extraordinary Expenses incurred by DIP Agent or any DIP Lender, shall be repaid by Borrowers to DIP Agent for allocation among DIP Agent and DIP Lenders at the times for payment provided in the DIP Loan Documents, or, if no time of payment is otherwise specified in the DIP Loan Documents, on demand.

4.5.

Marshaling; Payments Set Aside.  Neither DIP Agent nor any DIP Lender shall be under any obligation to marshal any assets in favor of any Borrower or any other Obligor or against or in payment of any or all of the Obligations.  To the extent that any Borrower makes a payment or payments to DIP Agent or any DIP Lender or any of such Persons receives payment from the proceeds of any Collateral or exercises its right of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other Person, then to the extent of any loss by DIP Agent or DIP Lenders, the Obligations or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment or proceeds had not been made or received and any such enforcement or setoff had not occurred. The provisions of the immediately preceding sentence of this Section 4.5 shall survive Full Payment of the Obligations.

4.6.

Allocation of Payments and Collections.

4.6.1.  Application.  Payments made by Borrowers hereunder and collections of proceeds of Collateral shall be applied as among the Obligations, Pre-Petition ABL Obligations and Term Loan Obligations as set forth herein and in the DIP Financing Orders and, to the extent applied to the Obligations, shall be applied (a) first, as specifically required or authorized herein; (b) second, to Obligations then due and owing; and (c) third, as determined by DIP Agent in its discretion.

4.6.2.  Post-Default Allocation.  Notwithstanding anything in any DIP Loan Document to the contrary, during an Event of Default, monies to be applied to the Obligations, whether arising from payments by Obligors, realization on Collateral, setoff or otherwise, shall be allocated as follows:

(i)

first, to DIP Agent to pay principal and accrued interest on any portion of the Revolver Loans which DIP Agent may have advanced on behalf of any DIP Lender and for which DIP Agent has not been reimbursed by such DIP Lender or any Borrower;

(ii)

second, to BofA to pay the principal and accrued interest on any portion of the Settlement Loans outstanding, to be shared with any DIP Lenders (other than Defaulting DIP Lenders) that have acquired a participating interest in such Settlement Loans;

(iii)

third, to the extent that Letter of Credit Issuer has not received from any Participating DIP Lender a payment as required by Section 1.2.8 hereof, to Letter of Credit Issuer to pay all amounts owing to such Letter of Credit Issuer pursuant to Section 1.2.8 hereof;

(iv)

fourth, to DIP Agent to pay the amount of Extraordinary Expenses and amounts owing to DIP Agent pursuant to Section 14.10 hereof that have not been reimbursed to DIP Agent by any Borrower or any DIP Lender, together with interest accrued thereon at the rate applicable to Revolver Loans;

(v)

fifth, to DIP Agent to pay any Indemnified Amount that has not been paid to DIP Agent by any Obligor or any DIP Lender, together with interest accrued thereon at the rate applicable to Revolver Loans;

(vi)

sixth, to DIP Agent to pay any fees due and payable to DIP Agent;

(vii)

seventh, to DIP Lenders (other than Defaulting DIP Lenders) for any Indemnified Amount that they have paid to DIP Agent and any Extraordinary Expenses that they have reimbursed to DIP Agent or themselves incurred, to the extent that such DIP Lenders have not been reimbursed by any Obligor therefor;

(viii)

eighth, to Letter of Credit Issuer to pay principal and interest with respect to Letter of Credit Outstandings (or if any of the Letter of Credit Outstandings are contingent and an Event of Default then exists, deposited in the Cash Collateral Account to Cash Collateralize such Letter of Credit Outstandings), which payment shall be shared with Participating DIP Lenders in accordance with Section 1.2.8(iii) hereof;

(ix)

ninth, to DIP Lenders (other than Defaulting DIP Lenders) in payment of the unpaid principal and accrued interest in respect of the Revolver Loans, and to Bank Product Obligations arising under Hedge Agreements (including Cash Collateralization thereof) up to the amount of the Bank Product Reserve existing therefor;

(x)

tenth, to all other Bank Product Obligations; and

(xi)

eleventh, to all remaining Obligations.

Amounts shall be applied to payment of each category of Obligations only after Full Payment of amounts payable from time to time under all preceding categories.  If amounts are insufficient to satisfy a category, they shall be paid ratably among outstanding Obligations in such category.

Monies and proceeds obtained from an Obligor shall not be applied to its Excluded Swap Obligations, but appropriate adjustments shall be made with respect to amounts obtained from other Obligors to preserve the allocations in any applicable category.  DIP Agent shall have no obligation to calculate the amount of any Bank Product Obligation and may request a reasonably detailed calculation thereof from the applicable Bank Product Provider.  If such Bank Product Provider fails to deliver the calculation within five (5) days following request, DIP Agent may assume the amount is zero.  The allocations set forth in this Section 4.6 are solely to determine the rights and priorities of DIP Agent and DIP Lenders as among themselves and may be changed by DIP Agent and DIP Lenders without notice to or the consent or approval of any Borrower or any other Person.  This Section is not for the benefit of or enforceable by any Obligor, and each Borrower irrevocably waives the right to direct the application of any payments or Collateral proceeds subject to this Section 4.6.

4.6.3.  Erroneous Allocation.  DIP Agent shall not be liable for any allocation, application or distribution of payments made by it in good faith and, if any such allocation, application or distribution is subsequently determined to have been made in error, the sole recourse of any DIP Lender or other Person to whom payment was due but not made shall be to recover the amount from the Person that actually received it (and, if such amount was received by any DIP lender, such DIP Lender hereby agrees to return any such erroneous payments received by it).

4.7.

Dominion Account.  The ledger balance in the Dominion Accounts shall be immediately transferred to the Payment Account as of the end of a Business Day and shall be applied to the Obligations at the beginning of the next Business Day.  If a credit balance results from such application, it shall not accrue interest in favor of Borrowers and shall be made available to Borrowers as long as no Default or Event of Default exists. Each Borrower irrevocably waives the right to direct the application of any payments or Collateral proceeds, and agrees that DIP Agent shall have the continuing, exclusive right to apply and reapply same against the Obligations, in such manner as DIP Agent deems advisable, except as otherwise stated in Sections 4.3 and 4.6.1.

4.8.

Loan Account; Account Stated.  DIP Agent shall maintain, in accordance with its customary practices, an account or accounts (each a "Loan Account") evidencing the Debt of Borrowers hereunder.  Any failure of DIP Agent to record anything in a Loan Account, or any error in doing so, shall not limit or otherwise affect the obligation of Borrowers to pay any amount owing hereunder. DIP Agent may maintain a single Loan Account in the name of  one Borrower, and each other Borrower confirms that such arrangement shall have no effect on its liability for the Obligations. Entries made in a Loan Account shall constitute presumptive evidence of the information contained therein.  If any information contained in a Loan Account is provided to or inspected by any Person, the information shall be conclusive and binding on such Person for all purposes absent manifest error, except to the extent such Person notifies DIP Agent in writing within thirty (30) days after receipt or inspection that specific information is subject to dispute.

4.9.

Taxes.

4.9.1.  Payments Free of Taxes; Obligation to Withhold; Tax Payment.

(i)

All payments of Obligations by Obligors shall be made without deduction or withholding for any Taxes, except as required by Applicable Law.  If Applicable Law (as determined by DIP Agent in its discretion) requires the deduction or withholding of any Tax from any payment by DIP Agent or an Obligor, then DIP Agent or such Obligor shall be entitled to make such deduction or withholding based on information and documentation provided pursuant to Section 4.10.

(ii)

If DIP Agent or any Obligor is required by the Code to withhold or deduct Taxes, including backup withholding and withholding taxes, from any payment, then (i) DIP Agent shall pay the full amount that it determines is to be withheld or deducted to the relevant Governmental Authority pursuant to the Code, and (ii) to the extent the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the applicable Obligor shall be increased as necessary so that the Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made.

(iii)

If DIP Agent or any Obligor is required by any Applicable Law other than the Code to withhold or deduct Taxes from any payment, then (i) DIP Agent or such Obligor, to the extent required by Applicable Law, shall timely pay the full amount to be withheld or deducted to the relevant Governmental Authority, and (ii) to the extent the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the applicable Obligor shall be increased as necessary so that the Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made.

4.9.2.  Payment of Other Taxes. Without limiting the foregoing, Borrowers shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at DIP Agent’s option, timely reimburse DIP Agent for payment of, any Other Taxes.

4.9.3.  Tax Indemnification.

(i)

Each Borrower shall indemnify and hold harmless, on a joint and several basis, each Recipient against any Indemnified Taxes (including those imposed or asserted on or attributable to amounts payable under this Section) payable or paid by a Recipient or required to be withheld or deducted from a payment to a Recipient, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  Each Borrower shall indemnify and hold harmless DIP Agent against any amount that a DIP Lender or Letter of Credit Issuer fails for any reason to pay indefeasibly to DIP Agent as required pursuant to this Section.  Each Borrower shall make payment within ten (10) days after demand for any amount or liability payable under this Section.  A certificate as to the amount of such payment or liability delivered to Borrowers by a DIP Lender or Letter of Credit Issuer (with a copy to DIP Agent), or by DIP Agent on its own behalf or on behalf of any Recipient, shall be conclusive absent manifest error.

(ii)

Each DIP Lender and Letter of Credit Issuer shall indemnify and hold harmless, on a several basis, (i) DIP Agent against any Indemnified Taxes attributable to such DIP Lender or Letter of Credit Issuer (but only to the extent Borrowers have not already paid or reimbursed DIP Agent therefor and without limiting Borrowers’ obligation to do so), (ii) DIP Agent and Obligors, as applicable, against any Taxes attributable to such DIP Lender’s failure to maintain a DIP Participant register as required hereunder, and (iii) DIP Agent and Obligors, as applicable, against any Excluded Taxes attributable to such DIP Lender or Letter of Credit Issuer, in each case, that are payable or paid by DIP Agent or an Obligor in connection with any Obligations, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  Each DIP Lender and Letter of Credit Issuer shall make payment within (10) days after demand for any amount or liability payable under this Section.  A certificate as to the amount of such payment or liability delivered to any DIP Lender or Letter of Credit Issuer by DIP Agent shall be conclusive absent manifest error

4.9.4.  Evidence of Payments.  If DIP Agent or an Obligor pays any Taxes pursuant to this Section, then upon request, DIP Agent shall deliver to SRC or SRC shall deliver to DIP Agent, respectively, a copy of a receipt issued by the appropriate Governmental Authority evidencing the payment, a copy of any return required by Applicable Law to report the payment, or other evidence of payment reasonably satisfactory to DIP Agent or SRC, as applicable.

4.9.5.  Treatment of Certain Refunds.  Unless required by Applicable Law, at no time shall DIP Agent have any obligation to file for or otherwise pursue on behalf of a DIP Lender or Letter of Credit Issuer, or to pay to any DIP Lender or Letter of Credit Issuer, any refund of Taxes withheld or deducted from funds paid for the account of a DIP Lender or Letter of Credit Issuer.  If a Recipient determines in its discretion that it has received a refund of any Taxes as to which it has been indemnified by Borrowers or with respect to which a Borrower has paid additional amounts pursuant to this Section, such Recipient shall pay Borrowers an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by Borrowers with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) incurred by such Recipient, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that Borrowers agree, upon request such the Recipient, to repay the amount paid over to Borrowers (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to such Recipient if such Recipient is required to repay such refund to the Governmental Authority. Notwithstanding anything herein to the contrary, no Recipient shall be required to pay any amount to Borrowers if such payment would place such Recipient in a less favorable net after-Tax position than it would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid.  In no event shall DIP Agent or any Recipient be required to make its tax returns (or any other information relating to its taxes that it deems confidential) available to any Obligor or other Person. Each party’s obligations under this Section 4.9 or Section 4.10 shall survive the resignation or replacement of DIP Agent or any assignment of rights by or replacement of a DIP Lender or Letter of Credit Issuer, the termination of the Commitments, and the repayment, satisfaction, discharge or Full Payment of any Obligations.

4.10.

DIP Lender Tax Information.

4.10.1.  Status of DIP Lenders.  Any DIP Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments of Obligations shall deliver to Borrowers and DIP Agent properly completed and executed documentation reasonably requested by Borrowers or DIP Agent as will permit such payments to be made without or at a reduced rate of withholding.  In addition, any DIP Lender, if reasonably requested by Borrowers or DIP Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by Borrowers or DIP Agent to enable them to determine whether such DIP Lender is subject to backup withholding or information reporting requirements.  Notwithstanding the foregoing, such documentation (other than documentation described in Sections 4.10.2(ii)(a), (b) and (d)) shall not be required if a DIP Lender reasonably believes delivery of the documentation would subject it to any material unreimbursed cost or expense or would materially prejudice its legal or commercial position.

4.10.2.  Documentation.  Without limiting the foregoing, if any Borrower is a U.S. Person,

(i)

Any DIP Lender that is a U.S. Person shall deliver to Borrowers and DIP Agent on or prior to the date on which such DIP Lender becomes a DIP Lender hereunder (and from time to time thereafter upon reasonable request of Borrowers or DIP Agent), executed originals of IRS Form W-9, certifying that such DIP Lender is exempt from U.S. federal backup withholding Tax;

(ii)

Any Foreign DIP Lender shall, to the extent it is legally entitled to do so, deliver to Borrowers and DIP Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign DIP Lender becomes a DIP Lender hereunder (and from time to time thereafter upon reasonable request of Borrowers or DIP Agent), whichever of the following is applicable:

(a)

in the case of a Foreign DIP Lender claiming the benefits of an income tax treaty to which the United States is a party, (x) with respect to payments of interest under any DIP Loan Document, executed originals of IRS Form W-8BEN establishing an exemption from or reduction of U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty, and (y) with respect to other payments under the DIP Loan Documents, IRS Form W-8BEN establishing an exemption from or reduction of U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(b)

executed originals of IRS Form W-8ECI;

(c)

in the case of a Foreign DIP Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate in form satisfactory to DIP Agent to the effect that such Foreign DIP Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of a Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C)

of the Code (“U.S. Tax Compliance Certificate”), and (y) executed originals of IRS Form W-8BEN; or

(d)

to the extent a Foreign DIP Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, a U.S. Tax Compliance Certificate in form satisfactory to DIP Agent, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign DIP Lender is a partnership and one or more direct or indirect partners of such Foreign DIP Lender are claiming the portfolio interest exemption, such Foreign DIP Lender may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner;

(iii)

any Foreign DIP Lender shall, to the extent it is legally entitled to do so, deliver to Borrowers and DIP Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign DIP Lender becomes a DIP Lender hereunder (and from time to time thereafter upon the reasonable request of Borrowers or DIP Agent), executed originals of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit Borrowers or DIP Agent to determine the withholding or deduction required to be made; and

(iv)

if payment of an Obligation to a DIP Lender would be subject to U.S. federal withholding Tax imposed by FATCA if such DIP Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code), such DIP Lender shall deliver to Borrowers and DIP Agent at the time(s) prescribed by law and otherwise as reasonably requested by Borrowers or DIP Agent such documentation prescribed by Applicable Law (including Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Borrowers or DIP Agent as may be necessary for them to comply with their obligations under FATCA and to determine that such DIP Lender has complied with its obligations under FATCA or to determine the amount to deduct and withhold from such payment.  Solely for purposes of this clause (iv), “FATCA” shall include any amendments made to FATCA after the date hereof.

4.10.3.  Redelivery of Documentation.  If any form or certification previously delivered by a DIP Lender pursuant to this Section expires or becomes obsolete or inaccurate in any respect, such DIP Lender shall promptly update the form or certification or notify Borrowers and DIP Agent in writing of its inability to do so.

4.11.

Nature and Extent of Each Borrower’s Liability.

4.11.1.  Joint and Several Liability.  Each Borrower shall be liable for, on a joint and several basis, and hereby guarantees the timely payment by all other Borrowers of, all of the Revolver Loans and other Obligations (except its Excluded Swap Obligations), regardless of which Borrower actually may have received the proceeds of any Revolver Loans or other extensions of credit hereunder or the amount of such Revolver Loans received or the manner in which DIP Agent or any DIP Lender accounts for such Revolver Loans or other extensions of credit on its books and records, it being acknowledged and agreed that Revolver Loans to any U.S. Borrower inure to the mutual benefit of all Borrowers and that DIP Agent and DIP Lenders are relying on the joint and several liability of Borrowers in extending the Revolver Loans and other financial accommodations hereunder.  Each Borrower hereby unconditionally and irrevocably agrees that upon default in the payment when due (whether at stated maturity, by acceleration or otherwise) of any principal of, interest owed on, or other amount owing with respect to any of the Revolver Loans or other Obligations, such Borrower shall forthwith pay the same, without notice or demand.

4.11.2.  Unconditional Nature of Liability.  Each Borrower’s joint and several liability hereunder with respect to, and guaranty of, the Revolver Loans and other Obligations shall, to the fullest extent permitted by Applicable Law, be unconditional irrespective of (i) the validity, enforceability, avoidance or subordination of any of the Obligations or of any promissory note or other document evidencing all or any part of the Obligations, (ii) the absence of any attempt to collect any of the Obligations from any other Obligor or any Collateral or other security therefor, or the absence of any other action to enforce the same, (iii) the waiver, consent, extension, forbearance or granting of any indulgence by DIP Agent or any DIP Lender with respect to any provision of any instrument evidencing or securing the payment of any of the Obligations, or any other agreement now or hereafter executed by any other Borrower and delivered to DIP Agent or any DIP Lender, (iv) the failure by DIP Agent to take any steps to perfect or maintain the perfected status of its security interest in or Lien upon, or to preserve its rights to or interests in, any of the Collateral or other security for the payment or performance of any of the Obligations or DIP Agent’s release of any Collateral or any of its Liens upon any Collateral, (v) DIP Agent’s or DIP Lenders’ election, in any proceeding instituted under the Bankruptcy Code, for the application of Section 1111(b)(2) of the Bankruptcy Code, (vi) any borrowing or grant of a security interest by any other Borrower, as debtor-in-possession under Section 364 of the Bankruptcy Code, (vii) the release or compromise, in whole or in part, of the liability of any Obligor for the payment of any of the Obligations, (viii) any amendment or modification of any of the DIP Loan Documents or waiver of any Default or Event of Default thereunder, (ix) any increase in the amount of the Obligations beyond any limits imposed herein or in the amount of any interest, fees or other charges payable in connection therewith, or any decrease in the same, or (x) any other circumstance that might constitute a legal or equitable discharge or defense of any Borrower; provided, however, nothing contained in the foregoing shall limit Borrowers’ right to institute an action for any alleged breach by DIP Agent or any DIP Lender of any of its obligations hereunder.  Under no circumstances shall any Borrower be construed to have waived defenses based upon payment, willful misconduct, gross negligence or general principles of equity and fairness. After the occurrence and during the continuance of any Event of Default, DIP Agent may proceed directly and at once, without notice to any Obligor, against any or all of Obligors to collect and recover all or any part of the Obligations, without first proceeding against any other Obligor or against any Collateral or other security for the payment or performance of any of the Obligations, and each Borrower waives any provision that might otherwise require DIP Agent under Applicable Law to pursue or exhaust its remedies against any Collateral or Obligor before pursuing another Obligor.  Each Borrower consents and agrees that DIP Agent shall be under no obligation to marshal any assets in favor of any Obligor or against or in payment of any or all of the Obligations.

4.11.3.  Partial Release of Liability for Obligations.  No payment or payments made by an Obligor or received or collected by DIP Agent from a Borrower or any other Person by virtue of any action or proceeding or any setoff or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Borrower for the balance of Obligations remaining due under this Agreement, and each Borrower shall remain jointly and severally liable for the payment and performance of all Revolver Loans and other Obligations until Full Payment of the Obligations.

4.11.4.  Contribution.  Each Borrower is unconditionally obligated to repay the Obligations as a joint and several obligor under this Agreement.  If, as of any date, the aggregate amount of payments made by a Borrower on account of the Obligations and proceeds of such Borrower’s Collateral that are applied to the Obligations exceeds the aggregate amount of Revolver Loan proceeds actually used by such Borrower in its business (such excess amount being referred to as an “Accommodation Payment”), then, unless DIP Agent agrees otherwise, each of the other Borrowers (each such Borrower being referred to as a “Contributing Borrower”) shall be obligated to make contribution to such Borrower (the “Paying Borrower”) in an amount equal to (A) the product derived by multiplying the sum of each Accommodation Payment of each Paying Borrower by the Allocable Percentage (as defined below) of the Contributing Borrower from whom contribution is sought less (B) the amount, if any, of the then outstanding Accommodation Payment of such Contributing Borrower (such last mentioned amount which is to be subtracted from the aforesaid product to be increased by any amounts theretofore paid by such Contributing Borrower by way of contribution hereunder, and to be decreased by any amounts theretofore received by such Contributing Borrower by way of contribution hereunder); provided, however, that a Paying Borrower’s recovery of contribution hereunder from the other Borrowers shall be limited to that amount paid by such Paying Borrower in excess of its Allocable Percentage of all Accommodation Payments then outstanding of all Borrowers.  As used herein, the term “Allocable Percentage” shall mean, on any date of determination thereof, a fraction the denominator of which shall be equal to the number of Borrowers who are parties to this Agreement on such date and the numerator of which shall be one (1); provided, however, that such percentages shall be modified in the event that contribution from a Borrower is not possible by reason of insolvency, bankruptcy or otherwise by reducing such Borrower’s Allocable Percentage equitably and by adjusting the Allocable Percentage of the other Borrowers proportionately so that the Allocable Percentages of all Borrowers at all times equals 100%.  DIP Agent and DIP Lenders shall have the right, at any time in their discretion, to condition Revolver Loans and Letters of Credit upon a separate calculation of Availability for each U.S. Borrower and to restrict the disbursement of such Revolver Loans and Letters of Credit to such U.S. Borrower.

4.11.5.  Qualified ECP.  Each Obligor that is a Qualified ECP when its guaranty of or grant of Lien as security for a Swap Obligation becomes effective hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide funds or other support to each Specified Obligor with respect to such Swap Obligation as may be needed by such Specified Obligor from time to time to honor all of its obligations under the DIP Loan

Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP’s obligations and undertakings under this Section 4.11.5 voidable under any applicable fraudulent transfer or conveyance act).  The obligations and undertakings of each Qualified ECP under this Section 4.11.5 shall remain in full force and effect until Full Payment of all Obligations.  Each Obligor intends this Section to constitute, and this Section shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support or other agreement” for the benefit of, each Obligor for all purposes of the Commodity Exchange Act.

4.11.6.  Subordination.  Each Borrower hereby subordinates any claims, including any right of payment, subrogation, contribution and indemnity, that it may have from or against any other Obligor, and any successor or assign of any other Obligor, including any trustee, receiver or debtor-in-possession, howsoever arising, due or owing or whether heretofore, now or hereafter existing, to the Full Payment of the Obligations.

SECTION 5.  TERM AND TERMINATION OF COMMITMENTS

5.1.

Term of Commitments  Subject to each DIP Secured Party's right to cease making Revolver Loans and other extensions of credit to Borrowers when any Default or Event of Default exists or upon termination of the Commitments as provided in Section 5.2 hereof, the Commitments shall be in effect for a period beginning on the Closing Date and ending on the close of business on the Revolver Maturity Date.

5.2.

Termination.

5.2.1.  Termination by Borrowers.  Upon at least ten (10) days prior written notice to DIP Agent, any Borrower may, at its option, terminate the Commitments.  Any notice of termination given by Borrowers shall be irrevocable unless DIP Agent otherwise agrees in writing.  Borrowers may elect to terminate the Commitments in their entirety only.  No section of this Agreement, Type of Revolver Loan or other type of credit extension available hereunder, or Commitment may be terminated by Borrowers singly.

5.2.2.  Effect of Termination.  On the effective date of termination of the Commitments by DIP Agent or by Borrowers, all of the Obligations shall be immediately due and payable, and any DIP Lender may terminate its and its Affiliates’ Bank Products (including, only with the consent of DIP Agent, any Cash Management Services).  All undertakings, agreements, covenants, warranties and representations of each Borrower contained in the DIP Loan Documents shall survive any such termination, and DIP Agent shall retain its Liens in the Collateral and all of its rights and remedies under the DIP Loan Documents, notwithstanding such termination, until Full Payment of the Obligations.  Notwithstanding Full Payment of the Obligations, DIP Agent shall not be required to terminate its Liens unless it receives Cash Collateral or a written agreement, in each case satisfactory to it, protecting DIP Agent and DIP Lenders from the dishonor or return of any Payment Items previously applied to the Obligations. Upon Full Payment of the Obligations and DIP Agent's receipt of an agreement or Cash Collateral in accordance with the preceding sentence, DIP Agent will, at Borrowers' sole expense, (i) promptly release any Lien obtained by DIP Agent after the Petition Date with respect to the Collateral (other than such Cash Collateral, if any), and (ii) execute and file, to the extent obtained or recorded by DIP Agent after the Petition Date, such Lien releases and UCC termination statements as may be reasonably necessary to give effect to the foregoing. The provisions of Sections 1.2, 2.1, 2.4, 2.7, 2.8, 4.5, 4.9, 4.10, 12, 14.2 and this Section 5.2.2, and all obligations of Borrowers to indemnify DIP Agent or any DIP Lender pursuant to this Agreement or any of the other DIP Loan Documents, and each provision of a DIP Loan Document expressly stating that such provision survives Full Payment of the Obligations or termination of the Commitments shall in all events survive Full Payment of the Obligations and termination of the Commitments.

SECTION 6.  COLLATERAL SECURITY

6.1.

Grant of Security Interest. To secure the prompt payment and performance of all Obligations, each Borrower hereby grants to DIP Agent, for the benefit of DIP Secured Parties, a continuing security interest in and Lien upon all real and personal Property of such Borrower, including all of the following Property, whether now owned or hereafter acquired, and wherever located (irrespective of whether the same existed on or was created or acquired after the Petition Date):

(a)

all Accounts;

(b)

all Chattel Paper, including Electronic Chattel Paper;

(c)

all Commercial Tort Claims;

(d)

all Deposit Accounts;

(e)

all Documents;

(f)

all General Intangibles, including Intellectual Property;

(g)

all Goods, including Inventory, Equipment and Fixtures;

(h)

all Real Estate;

(i)

all Instruments;

(j)

all Investment Property;

(k)

all Letter-of-Credit Rights;

(l)

all Supporting Obligations;

(m)

all cash, whether or not in the possession or under the control of DIP Agent or a DIP Lender or a bailee or Affiliate of DIP Agent or a DIP Lender, including any Cash Collateral;

(n)

all accessions to, substitutions for, and all replacements, products, and cash and non-cash Proceeds of the foregoing, including Proceeds of and unearned premiums with respect to insurance policies, and claims against any Person for loss, damage or destruction of any Collateral;

(o)

subject to entry of the Final DIP Financing Order so providing, all Avoidance Actions and all proceeds thereof; and

(p)

all books and records (including customer lists, files, correspondence, tapes, computer programs, print-outs and computer records) pertaining to the foregoing.

The security interests and Liens granted to DIP Agent pursuant to the provisions of this Agreement and pursuant to any of the other DIP Loan Documents shall be in addition to and not in lieu of all Liens conferred upon DIP Agent pursuant to the terms of the DIP Financing Orders. Subject to the entry of the Interim DIP Financing Order, the Obligations shall constitute a Superpriority Claim.

6.2.

Lien on Deposit Accounts; Cash Collateral.

6.2.1.  Deposit Accounts.  To further secure the prompt payment and performance of all Obligations, each Borrower hereby grants to DIP Agent, for the benefit of DIP Secured Parties, a continuing security interest in and Lien upon all amounts credited to any Deposit Account of such Borrower, including any sums in any blocked or lockbox accounts or in any accounts into which such sums are swept.  Each Borrower hereby authorizes and directs each bank or other depository to deliver to DIP Agent all balances in any Deposit Account maintained by such Borrower, without inquiry into the authority or right of DIP Agent to make such request.

6.2.2.  Cash Collateral.  Any Cash Collateral may be invested, at DIP Agent’s discretion, in Cash Equivalents, but DIP Agent shall have no duty to do so, regardless of any agreement or course of dealing with any Borrower, and shall have no responsibility for any investment or loss.  Each Borrower hereby grants to DIP Agent, for the benefit of the DIP Lenders and the other DIP Secured Parties, as security for the Obligations, a security interest in all Cash Collateral held from time to time and all proceeds thereof, whether such Cash Collateral is held in a Cash Collateral Account or elsewhere.  DIP Agent may apply Cash Collateral to the payment of any Obligations, in such order as DIP Agent may elect, as such Obligations become due and payable.  Each Cash Collateral Account and all Cash Collateral shall be under the sole dominion and control of DIP Agent.

6.3.

Lien on Real Estate.  All of the Obligations shall be secured by Liens granted pursuant to the DIP Financing Orders on all Real Estate of each Borrower or other Obligor. If so requested by DIP Agent, each Borrower shall (and shall cause each other Obligor to) execute a Mortgage in favor of DIP Agent, for the benefit of DIP Secured Parties, in form and substance satisfactory to DIP Agent, with respect to each parcel of Real Estate to confirm and evidence of record Liens on such Real Estate in favor of DIP Agent.

6.4.

Other Collateral.

6.4.1.  Commercial Tort Claims. Each Borrower shall promptly notify DIP Agent in writing if such Borrower has a Commercial Tort Claim and shall take such actions as DIP Agent deems appropriate to subject such claim of record to duly perfected, first priority Liens in favor of DIP Agent for the benefit of DIP Secured Parties.

6.4.2.  Certain After-Acquired Collateral. Each Borrower shall promptly notify DIP Agent in writing if, after the Closing Date, such Borrower obtains any interest in any Collateral consisting of Deposit Accounts, Chattel Paper, Documents, Instruments, Intellectual Property, Investment Property or Letter-of-Credit Rights and, upon DIP Agent's request, shall promptly take such actions as DIP Agent deems appropriate to effect of record DIP Agent's duly perfected Lien upon such Collateral, including obtaining any appropriate possession, control agreement or Lien Waiver, provided that such Liens shall nevertheless be valid and perfected without the necessity of any such filing pursuant to the DIP Financing Orders and shall have priorities consistent with the DIP ABL/Term Loan Intercreditor Agreement.  If any Collateral is in the possession of a third party (including Term DIP Agent), at DIP Agent's request, Borrowers shall obtain an acknowledgment that such third party holds the Collateral for the benefit of DIP Agent.

6.5.

Lien Perfection; Further Assurances.  All Liens granted to DIP Agent under the DIP Loan Documents are for the benefit of DIP Secured Parties.  Promptly after DIP Agent’s request therefor, each Borrower shall execute or cause to be executed and deliver to DIP Agent such instruments, assignments, title certificates or other documents as are necessary under the UCC or other Applicable Law to perfect of record (or continue the perfection of) DIP Agent’s Liens upon the Collateral, and shall take such other action as may be reasonably requested by DIP Agent to give effect to or carry out the intent and purposes of this Agreement, provided that such Liens shall nevertheless be valid and perfected without the necessity of any such filing pursuant to the DIP Financing Orders.  Unless prohibited by Applicable Law, each Borrower hereby authorizes DIP Agent to execute and file any such financing statement on such Borrower’s behalf.  The parties agree that a carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof.  Each Borrower authorizes DIP Agent to file any financing statement that describes the Collateral as “all assets” or “all personal property” of such Borrower, or words to similar effect, and ratifies any action taken by DIP Agent before the Closing Date to effect or perfect its Lien on any Collateral.

6.6.

Limitations.  The Liens on Collateral granted hereunder are given as security only and shall not subject DIP Agent or any DIP Lender to, or in any way modify, any obligation or liability of any Borrower relating to any Collateral.

SECTION 7.  COLLATERAL ADMINISTRATION

7.1.

General Provisions.

7.1.1.  Location of Inventory. As of the date hereof, all Inventory (other than Inventory in transit) shall be kept by Borrowers at one or more of the business locations of Borrowers (including owned, leased and other third-party locations of Borrowers) identified in Schedule 7.1.1, except that each Borrower may make sales or other dispositions of Collateral in accordance with Section 9.2.2.

7.1.2.  Insurance of Collateral; Condemnation Proceeds.

(i)

Each Borrower shall maintain and pay for insurance upon all Collateral, wherever located, in accordance with the requirements of the Pre-Petition ABL Loan Agreement, including those policies in the amounts and with the insurance companies listed in Schedule 7.1.2 to the Pre-Petition ABL Loan Agreement. Subject to the terms of the Intercreditor Agreements, all proceeds payable under each such policy shall be applied to reduce the Pre-Petition ABL Obligations and the Obligations, whether such proceeds are payable to Borrowers or to DIP Agent.  From time to time upon request, Borrowers shall deliver copies of such policies to DIP Agent.  Unless DIP Agent shall agree in writing otherwise, each policy insuring the Collateral (except fidelity coverage against theft and malicious mischief) will (a) include a loss payee endorsement satisfactory to DIP Agent, naming DIP Agent as loss payee and (b) additional insured as appropriate.  Each such policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than thirty (30) days prior written notice to DIP Agent in the event of cancellation of the policy for any reason whatsoever (except that in the case of cancellation for non-payment of the premium, the insurer shall give ten (10) days’ prior written notice to DIP Agent) and a clause specifying that the interest of DIP Agent shall not be impaired or invalidated by any act or neglect of any Borrower or the owner of the property in which the Collateral is stored or by the occupation of the premises for purposes more hazardous than are permitted by said policy.  If any Borrower fails to provide and pay for such insurance, DIP Agent may, at its option, but shall not be required to, procure the same and charge each Borrower therefor.  Each Borrower agrees to deliver to DIP Agent, promptly as rendered, true copies of all claims and reports relating to claims submitted to insurance companies issuing policies insuring the Collateral.  For so long as no Default or Event of Default exists, each Borrower shall have the right to settle, adjust and compromise any claim with respect to any insurance maintained by each Borrower with respect to the Collateral; provided that all proceeds thereof are applied in the manner specified in this Agreement, and DIP Agent agrees promptly to provide any necessary endorsement to any checks or drafts issued in payment of any such claim.  At any time that an Event of Default exists, only DIP Agent shall be authorized to settle, adjust and compromise such claims.  DIP Agent shall have all rights and remedies with respect to such policies of insurance on the Collateral as are provided for in this Agreement and the other DIP Loan Documents, and consistent with the applicable insurance policies.

(ii)

Subject to the terms of the Intercreditor Agreements, any proceeds of insurance referred to in this Section 7.1.2 and any awards arising from condemnation of any Collateral shall be paid to DIP Agent and shall be applied to the payment of the Pre-Petition ABL Obligations and the Obligations in such order as DIP Agent may elect in its discretion.

(iii)

If requested by Borrowers in writing within fifteen (15) days after DIP Agent’s receipt of any insurance proceeds or condemnation awards relating to any loss or destruction of Equipment or Real Estate, and subject to the terms of the Intercreditor Agreements, Borrowers may use such proceeds or awards to repair or replace such Equipment or Real Estate (and until so used, the proceeds shall be held by DIP Agent as Cash Collateral) as long as (a) no Default or Event of Default exists; (b) such repair or replacement is promptly undertaken and concluded, in accordance with plans satisfactory to DIP Agent; (c) replacement buildings are of comparable size, quality and utility to the destroyed buildings; (d) the repaired or replaced Property is free of Liens, other than Permitted Liens that are not Purchase Money Liens; and (e) Borrowers comply with disbursement procedures for such repair or replacement as DIP Agent may reasonably require.

7.1.3.  Protection of Collateral.  All expenses of protecting, storing, warehousing, insuring, handling, maintaining and shipping any Collateral, all Taxes imposed under any Applicable Law on any of the Collateral or in respect of the sale thereof, and all other payments required to be made by DIP Agent to any Person to realize upon any Collateral shall be borne and paid by Borrowers.  DIP Agent shall not be liable or responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto (except for reasonable care in the custody thereof while any Collateral is in DIP Agent’s actual possession) or for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency, or other Person whomsoever, but the same shall be at Borrowers’ sole risk.

7.1.4.  Defense of Title to Collateral.  Each Borrower shall at all times defend its title to the Collateral and DIP Agent’s Liens therein against all Persons and all claims and demands whatsoever other than Permitted Liens.

7.2.

Administration of Accounts.

7.2.1.  Records and Schedules of Accounts.  Each Borrower shall keep accurate and complete records of its Accounts and all payments and collections thereon and shall submit to DIP Agent on such periodic basis as DIP Agent shall request a “Sales and Collections Report” for the preceding period, in the form mutually agreed upon.  Borrowers shall also provide to DIP Agent on or before the 15th day of each Fiscal Month a detailed aged trial balance of all Accounts existing as of the last day of the preceding Fiscal Month, specifying the names, face value and dates of invoices for each Account Debtor obligated on an Account so listed (“Schedule of Accounts”), and, upon DIP Agent’s request therefor, copies of proof of delivery and a copy of all documents, including repayment histories and present status reports relating to the Accounts so scheduled and such other matters and information relating to the status of then existing Accounts as DIP Agent shall reasonably request.  In addition, if Accounts in an aggregate face amount in excess of $1,000,000 cease to be Eligible Accounts in whole or in part on account of discounts, disputes, returns, Insolvency Proceedings or Liens, Borrowers shall notify DIP Agent of such occurrence promptly (and in any event within two (2) Business Days) after Borrowers’ Knowledge of such occurrence, and the Borrowing Base shall thereupon be adjusted to reflect such occurrence, and, at Borrowers’ option, Borrowers may submit an updated Borrowing Base Certificate reflecting such adjustments.  Upon the request of DIP Agent, each Borrower shall deliver to DIP Agent copies of invoices or invoice registers related to all of such Borrower's Accounts.

7.2.2.  Discounts, Disputes and Returns.  If any Borrower grants any discounts, allowances or credits that are not shown on the face of the invoice for the Account involved, Borrowers shall report such discounts, allowances or credits, as the case may be, to DIP Agent as part of the next required Schedule of Accounts and, if reasonably requested by DIP Agent, explaining in detail the reason for the dispute or return, all claims related thereto, and the amount in controversy.  Upon and during the continuance of an Event of Default, DIP Agent shall have the right to settle or adjust all disputes and claims directly with the Account Debtor and to compromise the amount or extend the time for payment of any Accounts comprising a part of the Collateral upon such terms and conditions as DIP Agent may deem advisable in its reasonable credit judgment, and to charge the deficiencies, costs and expenses thereof, including attorneys’ fees, to Borrowers.

7.2.3.  Taxes.  If an Account of any Borrower includes a charge for any Taxes payable to any governmental taxing authority, DIP Agent is authorized, in its sole discretion if such Borrower has failed to do so, to pay the amount thereof to the proper taxing authority for the account of such Borrower and to charge Borrowers therefor; provided, however, that neither DIP Agent nor DIP Lenders shall be liable for any Taxes that may be due by any or all Borrowers.

7.2.4.  Account Verification.  Whether or not a Default or an Event of Default exists, DIP Agent shall have the right at any time, at reasonable intervals, to verify the validity, amount or status of any Accounts of any Borrower by mail, telephone, or other written communication.  Subject to DIP Agent’s rights under Section 7.2.6, all such communications shall be conducted in the name of such Borrower or any other entity designated by DIP Agent (but not in the name of DIP Agent, any DIP Lender or any other bank or lending institution).  So long as no Default or Event of Default exists, verifications of Accounts shall be conducted at the sole cost and expense of DIP Agent and DIP Lenders.  Borrowers shall cooperate fully with DIP Agent in an effort to facilitate and promptly conclude any such verification process.

7.2.5.  Deposit Accounts and Securities Accounts.

(i)

Borrowers shall maintain at all times Dominion Accounts pursuant to lockbox or other arrangements acceptable to DIP Agent and, in the case of any such Dominion Account and lockbox arrangement, with such bank as may be selected by Borrowers and be acceptable to DIP Agent.  Borrowers shall obtain a deposit account control agreement (in form and substance satisfactory to DIP Agent) from each lockbox servicer and Dominion Account bank that maintains a Deposit Account of each Borrower, establishing DIP Agent’s control over and Lien in the lockbox and any such Dominion Account, requiring immediate deposit of all remittances received in the lockbox to a Dominion Account, and waiving offset rights of such servicer or bank, except for customary administrative charges. All funds in each Dominion Account shall be immediately transferred to the Payment Account and shall be applied to the Obligations at the beginning of the next Business Day in accordance with Section 4.7. DIP Agent and DIP Lenders assume no responsibility to Borrowers for any lockbox arrangement or Dominion Account, including any claim of accord and satisfaction or release with respect to any Payment Items accepted by any bank.  Borrowers shall request in writing and otherwise take commercially reasonable steps to ensure that all payments on Accounts or otherwise relating to Collateral are made directly to a Dominion Account (or a lockbox relating to a Dominion Account).  If a Borrower or any Subsidiary receives Cash or Payment Items with respect to any ABL Priority Collateral, or, subject to the terms of the Intercreditor Agreements, any other Collateral, it shall hold same in trust for Pre-Petition ABL Agent and DIP Agent and promptly (not later than the next Business

Day) deposit same into a Dominion Account.  For avoidance of doubt, no Dominion Account shall constitute an Excluded Deposit Account.

(ii)

Each Borrower shall, if so requested at any time by DIP Agent, obtain a securities account control agreement (in form and substance satisfactory to DIP Agent) from each securities intermediary that maintains a securities account of such Borrower, establishing DIP Agent’s control over and Lien in the securities account, requiring acknowledgement that the securities intermediary has custody, control or possession of such securities account on behalf of DIP Agent and will comply with entitlement orders originated by DIP Agent with respect to such securities account, and has such other terms and conditions as DIP Agent may reasonably require.

7.2.6.  Collection of Accounts and Proceeds of Collateral.  To expedite collection, Borrowers shall endeavor in the first instance to make collection of Borrowers’ Accounts.  All Payment Items received by any Borrower in respect of its Accounts, together with the proceeds of any other Collateral, shall be held by such Borrower as trustee of an express trust for the benefit of Pre-Petition ABL Agent and DIP Agent, and such Borrower shall immediately deposit same in kind in a Dominion Account.  DIP Agent retains the right at all times during the continuance of a Default or an Event of Default to notify Account Debtors of any or all Borrowers that Accounts have been assigned to DIP Agent and to collect Accounts directly in its own name and to charge to Borrowers the collection costs and expenses incurred by DIP Agent or DIP Lenders, including reasonable attorneys’ fees.

7.3.

Administration of Inventory.

7.3.1.  Records and Reports of Inventory.  Each Borrower shall keep accurate and complete records of its Inventory, including costs and daily withdrawals and additions, and shall submit to DIP Agent inventory and reconciliation reports in form and detail satisfactory to DIP Agent, on such periodic basis as DIP Agent may request.  Each Borrower shall conduct a physical inventory at least once per calendar year (and on a more frequent basis if requested by DIP Agent when an Event of Default exists) and periodic cycle counts consistent with historical practices, and shall provide to DIP Agent a report based on each such inventory and count promptly upon completion thereof, together with such supporting information as DIP Agent may request.  DIP Agent may participate in and observe each physical count.

7.3.2.  Returns of Inventory.  No Borrower shall return any Inventory to a supplier, vendor or other Person, whether for cash, credit or otherwise, unless (i) such return is in the Ordinary Course of Business; (ii) no Default, Event of Default or Out of Formula Condition exists or would result therefrom; (iii) DIP Agent is promptly notified if the aggregate Value of all Inventory returned in any month exceeds $250,000; and (iv) any payment received by a Borrower for a return is promptly remitted to DIP Agent for application to the Pre-Petition ABL Obligations or the Obligations as elected by DIP Agent in its discretion.

7.3.3.  Acquisition, Sale and Maintenance.  Each Borrower shall take all steps to assure that all Inventory is produced in accordance with Applicable Law, including the FLSA.  No Borrower shall sell any Inventory on approval or any other basis under which the customer may return or require such Borrower to repurchase such Inventory, except pursuant to a consignment arrangement so long as the amount of Inventory sold on consignment does not exceed $500,000 in the aggregate at any time.  Borrowers shall use, store and maintain all Inventory with reasonable care and caution, in accordance with applicable standards of any insurance and in conformity with all Applicable Law, and shall make current rent payments (within applicable grace periods provided for in leases) at all locations where any Collateral is located.

7.4.

Administration of Equipment.

7.4.1.  Record and Schedules of Equipment.  Each Borrower shall keep accurate and complete records of its Equipment, including kind, quality, quantity, cost, acquisitions and dispositions thereof, and shall submit to DIP Agent, on such periodic basis as DIP Agent may request, a current schedule thereof, in form satisfactory to DIP Agent.  Promptly upon request, each Borrower shall deliver to DIP Agent evidence of its ownership interest in any Equipment.

7.4.2.  Dispositions of Equipment.  Borrowers shall not sell, lease or otherwise dispose of any Equipment, without the prior written consent of DIP Agent (but subject to the Intercreditor Agreements), other than replacement of Equipment that is worn, damaged or obsolete with Equipment of like function and value, if the replacement Equipment is acquired substantially contemporaneously with such disposition and is free of Liens other than Permitted Liens.

7.4.3.  Condition of Equipment.  Each Borrower shall service and maintain its Equipment in the Ordinary Course of Business to ensure that such Equipment is generally capable of performing the functions for which such Equipment type was designed, in accordance with manufacturer specifications, and is available to support the business of such Borrower.

7.5.

Borrowing Base Certificates.  On or before the Closing Date, and thereafter on Wednesday of each week, Borrowers shall deliver to DIP Agent (and DIP Agent shall promptly deliver a copy of the same to each DIP Lender) a Borrowing Base Certificate prepared as of the last day of the prior week in the form attached as Exhibit I, and at such other times as DIP Agent may request. All calculations of Availability in connection with any Borrowing Base Certificate shall originally be made by Borrowers and certified to DIP Agent by SRC, provided that DIP Agent shall have the right to review and adjust any such calculation (i) to reflect its reasonable estimate of declines in value of any of the Eligible Accounts and Eligible Inventory described therein and (ii) to the extent that such calculation is not in accordance with this Agreement or does not accurately reflect the amount of the Availability Reserve; and provided further, that errors in the Borrowing Base Certificate (whether or not known to the certifying officers of Borrowers) shall be promptly corrected.

SECTION 8.  REPRESENTATIONS AND WARRANTIES

8.1.

General Representations and Warranties.  To induce DIP Agent and DIP Lenders to enter into this Agreement and to make available the Commitments, Revolver Loans and Letters of Credit, each Borrower warrants and represents to DIP Secured Parties that:

8.1.1.  Organization and Qualification.  Each Borrower and each of its Subsidiaries are entities duly organized, validly existing and in good standing under the laws of the jurisdiction of their respective organization.  Each Borrower and each of its Subsidiaries are duly qualified and are authorized to do business and are in good standing as a foreign corporation in each state or jurisdiction in which the failure of any such Borrower or any of such Subsidiaries to be so qualified would have a Material Adverse Effect.

8.1.2.  Power and Authority.  Subject to the entry of the Interim DIP Financing Order, and thereafter upon the entry of the Final DIP Financing Order, each Borrower and each of its Subsidiaries is duly authorized and empowered to enter into, execute, deliver and perform this Agreement and each of the other DIP Loan Documents.  The execution, delivery and performance of this Agreement and each of the other DIP Loan Documents have been duly authorized by all necessary action and do not and will not (i) require any consent or approval of any of the holders of the Equity Interests of any Borrower or any of its Subsidiaries; (ii) contravene the Organization Documents of any Borrower or any of its Subsidiaries; (iii) violate, or cause any Borrower or any of its Subsidiaries to be in default under, any provision of any Applicable Law, order, writ, judgment, injunction, decree, determination or award in effect having applicability to such Borrower or any such Subsidiary; (iv) result in a breach of or constitute a default under (a) any indenture or loan or credit agreement or (b) any other agreement, lease or instrument to which any Borrower or any of its Subsidiaries is a party or by which it or its Properties may be bound or affected the consequence of which would constitute a Material Adverse Effect; or (v) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) upon or with respect to any of the Properties now owned or hereafter acquired by any Borrower or any of its Subsidiaries.

8.1.3.  Legally Enforceable Agreement.  Subject to the entry of the Interim DIP Financing Order, and thereafter upon the entry of the Final DIP Financing Order, this Agreement is, and each of the other DIP Loan Documents when delivered under this Agreement will be, legal, valid and binding obligations of each Borrower and each of its Subsidiaries signatories thereto enforceable against them in accordance with the respective terms of such DIP Loan Documents, except as the enforceability thereof may be limited by principles of equity affecting the enforcement of creditors' rights.

8.1.4.  Capital Structure.  Schedule 8.1.4 reflects, as of the date hereof, (i) the correct name of each Borrower and each Subsidiary, its jurisdiction of incorporation and the percentage of its Equity Interests having Voting Powers owned by each Person, (ii) the name of each corporate Affiliate of each Borrower and the nature of the affiliation, and (iii) the number of authorized and issued Equity Interests (and treasury shares) of each Borrower and each of its Subsidiaries as of the date of the Pre-Petition ABL Loan Agreement.  As of the date hereof, each Borrower has good title to all of the shares it purports to own of the Equity Interests of each of its Subsidiaries, free and clear in each case of any Lien other than Permitted Liens.  As of the date hereof (x) all such Equity Interests have been duly issued and are fully paid and non-assessable; and (y) since the date of the financial statements of Borrowers referred to in Section 8.1.9 hereof, no Borrower has made, or obligated itself to make, any Distribution except as shown in Schedule 8.1.4. Except as shown in Schedule 8.1.4, no Borrower nor any Subsidiary holds, and no shares of the capital stock of any Borrower or any Subsidiary are subject to, outstanding options to purchase, or any rights or warrants to subscribe for, or any commitments or agreements to issue or sell, or any Equity Interests or obligations convertible into, or any powers of attorney relating to such Equity Interests.

8.1.5.  Corporate Names.  During the 5-year period preceding the date of this Agreement: (i) no Borrower nor any of its Subsidiaries has been known as or used any corporate, fictitious or trade names except those listed on Schedule 8.1.5; and (ii) except as set forth on Schedule 8.1.5, no Borrower nor any of its Subsidiaries has been the surviving corporation of a merger or consolidation or acquired all or substantially all of the assets of any Person.

8.1.6.  Business Locations; Agent for Process.  Schedule 8.1.6 contains a true and complete list of the following information, as of the date hereof: (i) the chief executive office of each Borrower and each of its Subsidiaries including any other executive offices of such Borrower and each of its Subsidiaries during the 5-year period preceding the date of this Agreement, and (ii) the agent for service of process of each Borrower and each of its Subsidiaries in their respective states of organization.  All of the plant facilities and warehouses of each Borrower and its Subsidiaries effective as of the date hereof are listed on Schedule 7.1.1.

8.1.7.  Title to Properties; Priority of Liens.  As of the date hereof, each Borrower and each of its Subsidiaries has good and marketable title to and fee simple ownership of, or valid and subsisting leasehold interests in, all of its real Property, and good title to all of its personal Property (other than the Collateral), including all Property reflected in the financial statements referred to in Section 8.1.9 or delivered pursuant to Section 9.1.4.  Each Borrower has good title to all Collateral in each case free and clear of all Liens except Permitted Liens. Each Borrower has paid or discharged all lawful claims which, if unpaid, might become a Lien against any Collateral of such Borrower that is not a Permitted Lien.  Upon entry of the Interim DIP Financing Order by the Court, the Liens granted to DIP Agent pursuant to this Agreement are first priority Liens in and upon the Collateral subject only to Permitted Senior Liens.

8.1.8.  Accounts.  DIP Agent may rely, in determining which Accounts are Eligible Accounts, on all statements and representations made by a Borrower with respect to any Account as of the date of the most current Borrowing Base Certificate and Schedule of Accounts submitted pursuant to Section 7.2.1.  Unless otherwise specifically stated in the Borrowing Base Certificate or Schedule of Accounts, Borrowers make each of the following warranties (subject to the limitation in the last paragraph of this Section 8.1.8) as of the date of each Borrowing Base Certificate and Schedule of Accounts with respect to each Account included in the computation of the Borrowing Base:

(i)

The Account is genuine and in all respects what it purports to be, and it is not evidenced by a judgment;

(ii)

The Account arises out of a completed, bona fide sale and delivery of Inventory (or appropriate agreement respecting storage entered into in the Ordinary Course of Business) or rendition of services by a U.S. Borrower in the Ordinary Course of Business and substantially in accordance with the terms and conditions of all purchase orders, contracts or other documents relating thereto and forming a part of the contract between such U.S. Borrower and the Account Debtor;

(iii)

The Account is for a sum certain maturing as stated in the invoice covering such sale or rendition of services, a copy of which has been furnished or is available to DIP Agent on request;

(iv)

The Account, and DIP Agent’s security interest therein, is not subject to any claims for offset (except claims for offset netted out in the computation of Eligible Accounts included in the Borrowing Base Certificate), Lien (other than Permitted Liens), deduction, defense, dispute, counterclaim or any other adverse condition except conditions in the Ordinary Course of Business or claims where the amount in controversy is immaterial, and each such Account is absolutely owing to a U.S. Borrower and is not contingent in any respect or for any reason;

(v)

The contract under which such Account arose does not expressly condition or restrict a U.S. Borrower’s right to assign its right to payment thereunder to DIP Agent, unless such U.S. Borrower has obtained the Account Debtor’s consent to such collateral assignment of rights to payment or complied with any conditions to such assignment of rights of payment (regardless of whether under the UCC or other Applicable Law any such restrictions are ineffective to prevent the grant of a Lien upon such Account in favor of DIP Agent);

(vi)

No U.S. Borrower has made any agreement with any Account Debtor thereunder for any extension, compromise, settlement or modification of any such Account or any deduction therefrom, except discounts or allowances which are granted by such U.S. Borrower for prompt payment or otherwise in the Ordinary Course of Business and which are reflected in the calculation of the net amount of each respective invoice related thereto and are reflected in the Schedules of Accounts submitted to DIP Agent pursuant to  (and to the extent required by) Section 7.2.1 hereof or accounted for in the computation of Eligible Accounts included in the Borrowing Base Certificate;

(vii)

There are no facts, events or occurrences which are reasonably likely to impair the validity or enforceability of any such Account or reduce the amount payable thereunder from the face amount of the invoice with respect thereto;

(viii)

The Account Debtor had the capacity to contract when the Account arose, continues to meet such Borrower's customary credit standards, is Solvent, is not contemplating or subject to an Insolvency Proceeding, and has not failed, or suspended or ceased doing business; and

(ix)

There are no proceedings or actions which are threatened or pending against any Account Debtor thereunder and which are reasonably likely to result in any material adverse change in the collectibility of such Account.

For purposes of determining whether an Account is an Eligible Account, the foregoing representations are made regardless of whether Borrowers’ Knowledge exists with respect to an event or condition that would constitute a breach of any of such representations.  For all other purposes of this Agreement (including the purpose of determining whether an Event of Default has occurred hereunder), the representations are only made to the extent of Borrowers’ Knowledge.

8.1.9.  Financial Statements.  The consolidated and consolidating balance sheets as of January 31, 2015, and related statements of income and cash flow of each Borrower and its Subsidiaries delivered to DIP Agent and DIP Lenders by Borrowers for the month ending January 31, 2015, were prepared in accordance with GAAP consistently applied except to the extent provided in the notes to such financial statements and subject, in the case of the unaudited financial statements and reports, to normal year-end adjustments and the absence of footnotes, and fairly present in all material respects the financial positions and results of each Borrower and its Subsidiaries at the dates and for the periods indicated.  Any projections included in the DIP Budget have been and will be prepared in good faith, and are based on reasonable assumptions in light of the circumstances at such time.  Since January 31, 2015, there has been no change in the condition, financial or otherwise, of any Borrower (other than commencement of the Chapter 11 Cases) that could reasonably be expected to have a Material Adverse Effect.  No financial statement of operations of any Borrower and its Subsidiaries delivered to DIP Agent or DIP Lenders by Borrowers on or prior to the Closing Date contains any untrue statement of a material fact, nor fails to disclose any material fact necessary to make such statement not materially misleading.

8.1.10.  Full Disclosure.  No DIP Loan Document, financial statement referred to in Section 8.1.9 hereof or other written statement made by any Borrower contains any untrue statement of a material fact or omits any material fact necessary to make the statements contained herein or therein not materially misleading.  To Borrowers’ Knowledge, there is no fact or circumstances in existence on the date hereof which any Borrower has failed to disclose to DIP Agent in writing that may reasonably be expected to have a Material Adverse Effect.

8.1.11.  Surety Obligations.  No Borrower nor any of its Subsidiaries is obligated as surety or indemnitor under any surety or similar bond or other contract to assure payment, performance or completion of performance of any undertaking or obligation of any Person, excluding obligations entered into in the Ordinary Course of Business and excluding all leases.

8.1.12.  Taxes.  The FEIN of each Borrower and each of its Subsidiaries as of the date hereof is as shown on Schedule 8.1.12.  To Borrowers’ Knowledge, each Borrower and each of its Subsidiaries has filed all federal, state and local tax returns and other reports such Borrower and each of its Subsidiaries are required by law to file (or with respect to amounts in the aggregate which are less than $100,000, are undertaking good faith efforts to make any such filings) and have paid, or made provision for the payment of, all Taxes upon such Borrower and its Subsidiaries and their respective income and Properties as and when such Taxes are due and payable, except to the extent being Properly Contested.  To Borrowers’ Knowledge, the provision for Taxes on the books of each Borrower and each of its Subsidiaries are adequate for all years not closed by applicable statutes, and for their respective current Fiscal Years.

8.1.13.  Brokers.  There are no claims against any Borrower for brokerage commissions, finder’s fees or investment banking fees in connection with the transactions contemplated by this Agreement or any of the other DIP Loan Documents.

8.1.14.  Intellectual Property.  Each Borrower and each of its Subsidiaries owns or has the lawful right to use all Intellectual Property necessary for the present and planned future conduct of its business without any conflict with the rights of others likely to have a Material Adverse Effect; and there is no objection to, or pending or threatened Intellectual Property Claim with respect to any Borrower’s or any Subsidiary’s right to use any such Intellectual Property (and no Borrower is aware of any grounds for challenge or objection thereto) that is reasonably likely to have a Material Adverse Effect.

8.1.15.  Governmental Approvals.  Each Borrower and each of its Subsidiaries has, and is in good standing with respect to, all Governmental Approvals necessary to continue to conduct its business as heretofore or proposed to be conducted by it and to own or lease and operate its Properties as now owned or leased by it, except for issues relating to licenses, certificates of occupancy and other matters that are not reasonably likely to have a Material Adverse Effect.

8.1.16.  Compliance with Laws.  Each Borrower and each of the Subsidiaries has duly complied with, and its Properties, business operations and leaseholds are in compliance in all material respects with, the provisions of all Applicable Law; there have been no citations, notices or orders of noncompliance issued to any Borrower or any of the Subsidiaries under any such law, rule or regulation that could be reasonably expected to have a Material Adverse Effect; and no Inventory has been produced in violation of the FLSA except for items of noncompliance that are not reasonably likely to have a Material Adverse Effect.

8.1.17.  Burdensome Contracts.  No Borrower nor any of the Subsidiaries is a party or subject to any contract, agreement, or charter or other corporate restriction, which has or could be reasonably expected to have a Material Adverse Effect.  No Borrower nor any of the Subsidiaries is a party or subject to any Restrictive Agreement.

8.1.18.  Litigation.  Except for the Chapter 11 Cases, there are no actions, suits, proceedings or investigations pending or, to Borrowers’ Knowledge, threatened on the date hereof, against or affecting any Borrower or any of the Subsidiaries, or the business, operations, Properties, prospects, profits or condition of any Borrower or any of the Subsidiaries, (i) which relates to any of the DIP Loan Documents or any of the transactions contemplated thereby or (ii) which, if determined adversely to any Borrower or any of the Subsidiaries, could reasonably be expected to have a Material Adverse Effect.  To Borrowers’ Knowledge, no Borrower nor any of the Subsidiaries is in default on the date hereof with respect to any order, writ, injunction, judgment, decree or rule of any Governmental Authority or arbitration board or tribunal.

8.1.19.  No Defaults.  No event has occurred and no condition exists which would, upon or immediately after the execution and delivery of this Agreement or any Borrower’s performance hereunder, constitute a Default or an Event of Default; and no Borrower nor any of its Subsidiaries is in default, and no event has occurred and no condition exists which constitutes or which with the passage of time or the giving of notice or both would constitute a default, under any Material Contract or in the payment of any Debt of any Borrower or a Subsidiary to any Person for Money Borrowed, except solely as a result of the filing of the Chapter 11 Cases or for conditions that could not reasonably be expected to have a Material Adverse Effect.

8.1.20.  Leases.  No Borrower has any capitalized and operating lease of that constitutes a Material Contract.

8.1.21.  Pension Plans.  Except as disclosed on Schedule 8.1.21, no Borrower nor any of its Subsidiaries has any Plan on the date hereof.  Except as disclosed on Schedule 8.1.21, (i) each Borrower and each of its Subsidiaries is in full compliance with the requirements of ERISA and the regulations promulgated thereunder with respect to each Plan in all material respects; (ii) no fact or situation that is reasonably likely to have a Material Adverse Effect exists in connection with any Plan; and (iii) no Borrower or any of its Subsidiaries has any withdrawal liability in connection with a Multi-employer Plan.

8.1.22.  Trade Relations.  To Borrowers’ Knowledge, there exists no actual or threatened termination, cancellation or limitation of, or any materially adverse modification or change in, the business relationship between any Borrower and any customer or any group of customers whose purchases individually or in the aggregate are material to the business of such Borrower, or with any material supplier or group of suppliers, which in either case is reasonably likely to have a Material Adverse Effect.

8.1.23.  Labor Relations.  Except as described on Schedule 8.1.23, no Borrower nor any of the Subsidiaries is a party to any collective bargaining agreement on the date hereof.  To Borrowers’ Knowledge on the date hereof, (i) there are no grievances, disputes or controversies with any union or any other organization of any Borrower’s or any Subsidiary’s employees reasonably likely to have a Material Adverse Effect, or (ii) any threats of strikes, work stoppages or any asserted pending demands for collective bargaining by any union or organization.

8.1.24.  Investment Company Act.  No Borrower (i) is an “investment company” or a “person directly or indirectly controlled by or acting on behalf of an investment company” within the meaning of the Investment Company Act of 1940 or (ii) is subject to regulation under the Interstate Commerce Act or any other Applicable Law regarding its authority to incur Debt.

8.1.25.  Margin Stock.  No Borrower nor any of its Subsidiaries (i) is engaged, principally or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock.

8.1.26.  Insurance.  The properties of Borrowers and their respective Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of any Borrower, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where Borrowers or the applicable Subsidiary operate.

8.1.27.  Casualty, Etc.  Neither the businesses nor the properties of any Borrower or any of its Subsidiaries are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

8.1.28.  DIP Security Documents.  The provisions of any DIP Security Documents are effective to create in favor of DIP Agent for the benefit of DIP Lenders a legal, valid and enforceable first priority Lien in and upon the ABL Priority Collateral and, in the case of the Term Loan Priority Collateral, a legal, valid and enforceable Lien with the priority set forth in the DIP Financing Orders (subject to Permitted Liens) on all right, title and interest of the respective Borrowers in the Collateral described therein.  No filing or other action will be necessary to perfect or protect such Liens.

8.1.29.  OFAC.  No Borrower or Subsidiary, nor to the knowledge of any Borrower or Subsidiary, any director, officer, employee or affiliate thereof, or any agent or representative acting at the direction thereof, is a Person currently the subject of any Sanctions. No Borrower or Subsidiary is located, organized or resident in a Designated Jurisdiction.

8.1.30.  Compliance with Environmental Laws.  No Borrower's or any Subsidiary's past or present operations, Real Estate owned or controlled by any Borrower or any Subsidiary, or other Properties are subject to any federal, state or local investigation to determine whether any remedial action is needed to address any environmental pollution, hazardous material or environmental clean-up; (ii) neither any Borrower nor any Subsidiary has received any Environmental Notice; and (iii) neither any Borrower nor any Subsidiary has any contingent liability with respect to any Environmental Release, environmental pollution or hazardous material on any Real Estate now or previously owned or controlled by any Borrower or any Subsidiary, in each case except as could not, individually or in the aggregate be reasonably expected to have a Material Adverse Effect.

8.1.31.  Chapter 11 Cases.  The Chapter 11 Cases were commenced on the Petition Date in accordance with Applicable Law and proper notice thereof, and the hearing for the approval of the Interim DIP Financing Order has been given as identified in the certificate of service filed with the Court.

8.1.32.  DIP Financing Orders.  The Interim DIP Financing Order and, after it has been entered, the Final DIP Financing Order, and the transactions contemplated by this Agreement and the other DIP Loan Documents are in full force and effect, and have not, in whole or in part, been reversed, modified, amended, stayed, vacated, appealed or subject to a stay pending appeal or otherwise challenged or subject to any pending or threatened challenge or proceeding in any jurisdiction, and each Borrower is in compliance with each DIP Financing Order.

8.2.

Complete Disclosure.  No DIP Loan Document contains any untrue statement of a material fact, nor fails to disclose any material fact necessary to make the statements contained therein not materially misleading.  There is no fact or circumstance that any Borrower has failed to disclose to DIP Agent in writing that could reasonably be expected to have a Material Adverse Effect.

8.3.

Reaffirmation of Representations and Warranties.  Each representation and warranty contained in this Article 8 shall be deemed to be reaffirmed by each Borrower on each day that any U.S. Borrower requests or is deemed to have requested an extension of credit hereunder, unless Borrowers have notified DIP Agent prior to any such extension of credit that

Borrowers are no longer able to make any such representation or warranty and except for changes in the nature of a Borrower’s business or operations, or, if applicable, any of its Subsidiaries’ businesses or operations, that may occur after the date hereof in the Ordinary Course of Business so long as DIP Agent has consented to such changes or such changes are not violative of any provision of this Agreement or any other DIP Loan Document.  Notwithstanding the foregoing, representations and warranties which by their terms are applicable only to a specific date shall be deemed made only at and as of such date.

8.4.

Survival of Representations and Warranties.  All representations and warranties of Borrowers contained in this Agreement or any of the other DIP Loan Documents shall survive the execution, delivery and acceptance thereof by DIP Agent, DIP Lenders and the parties thereto and the closing of the transactions described therein or related thereto.

SECTION 9.  COVENANTS AND CONTINUING AGREEMENTS

9.1.

Affirmative Covenants.  For so long as there are any Commitments outstanding and thereafter until Full Payment of the Obligations, each Borrower covenants that, unless the Required DIP Lenders have otherwise consented in writing, it shall and shall cause each Subsidiary to:

9.1.1.  Visits and Inspections.  Permit representatives of DIP Agent, from time to time, as often as may be reasonably requested, but only during normal business hours and (except when a Default or Event of Default exists) upon reasonable prior notice to a Borrower, to visit and inspect the Properties of such Borrower and each of its Subsidiaries, inspect, audit, examine, conduct appraisals, and make extracts from each Borrower’s and each Subsidiary’s books and records, and discuss with its officers, its employees and its independent accountants, such Borrower’s and each Subsidiary’s business, financial condition, business prospects and results of operations.  Such visits, inspections, audits, examinations and appraisals shall be at DIP Agent’s or Borrowers’ expense as provided in Section 2.2.4.  Representatives of each DIP Lender shall be authorized to accompany DIP Agent on each such visit and inspection and to participate with DIP Agent therein, but at their own expense, unless a Default or Event of Default exists.  Neither DIP Agent nor any DIP Lender shall have any duty to make any such inspection, nor to share any results of any inspection, appraisal or report with any Borrower, and shall not incur any liability to any Borrower or any other Person by reason of its failure to conduct or delay in conducting any such inspection. Each Borrower acknowledges that all inspections, appraisals and reports are prepared by DIP Agent and DIP Lenders solely for their purposes, and no Borrower shall be entitled to rely upon them.

9.1.2.  Notices.  Notify DIP Agent and DIP Lenders in writing, within five (5) days after Borrowers' Knowledge thereof, (i) of the commencement of any litigation affecting any Obligor or any of its Properties, whether or not the claims asserted in such litigation are considered by any Borrower to be covered by insurance, and of the institution of any administrative proceeding, to the extent that such litigation or administrative proceeding, if determined adversely to such Obligor, would reasonably be expected to have a Material Adverse Effect; (ii) of any material labor dispute to which any Obligor may become a party, and any strikes or walkouts relating to any of its plants or other facilities; (iii) of any Post-Petition material default by any Obligor under, termination or expiration of any Material Contract, or of any note, indenture, loan agreement, mortgage, lease, deed, guaranty or other similar agreement relating to any Debt of such Obligor exceeding $500,000; (iv) of the existence of any Default or Event of Default; (v) of any Post-Petition default by any Person under any note or other evidence of Debt payable to an Obligor in an amount exceeding $500,000; (vi) of any Post-Petition judgment against any Obligor in an amount exceeding $1,000,000; (vii) of the assertion by any Person of any Intellectual Property Claim, the adverse resolution of which could reasonably be expected to have a Material Adverse Effect; (viii) of any violation or asserted violation by any Borrower of any Applicable Law (including ERISA, OSHA, FLSA or any Environmental Laws), the adverse resolution of which could reasonably be expected to have a Material Adverse Effect; (ix) of any Environmental Release by an Obligor or on any Property owned or occupied by an Obligor which could reasonably be expected to have a Material Adverse Effect; (x) of the discharge of any Borrower's independent accountants or any withdrawal of resignation by such independent accountants from their acting in such capacity; (xi) the issuance or incurrence of any Debt; (xii) the issuance or sale of any Equity Interests of any Borrower or any Subsidiary; (xiii) any disposition of any assets or Property or any interest therein to or in favor of any Person in excess of $500,000 other than sales of Inventory in the Ordinary Course of Business; (xiv) whether any Obligor fails to constitute a Qualified ECP Obligor; and (xv) copies of all notices, requests and other documents (including amendments, waivers and other modifications) received by any Obligor or any Subsidiary under or pursuant to any Term Loan Documents and, from time to time upon request by DIP Agent, such information and reports regarding the Term Loans as DIP Agent may request.  In addition, Borrowers shall give DIP Agent at least five (5) Business Days prior written notice of any Borrower’s opening of any new chief executive office.

9.1.3.  Bankruptcy Case Notices.  Each Borrower shall provide, or shall cause its counsel in the Chapter 11 Cases to provide, DIP Agent's and DIP Lenders' counsel with copies of all pleadings, motions, reports, applications and other papers filed by such Borrower with the Court as well as copies of all billing and expense statements received from any Professional Person.  Each Borrower shall include counsel for DIP Agent and counsel for each DIP Lender on any "Special Notice List" or other similar list of parties to be served with papers in the Chapter 11 Cases.

9.1.4.  Financial and Other Reporting.  Keep adequate records and books of account with respect to its business activities in which proper entries are made in accordance with GAAP reflecting all its financial transactions; and cause to be prepared and to be furnished to DIP Agent and DIP Lenders the following (all to be prepared in accordance with GAAP applied on a consistent basis, unless such Borrower's certified public accountants concur in any change therein, such change is disclosed to DIP Agent and is consistent with GAAP):

(i)

as soon as available, but in no event later than April 30, 2015, unaudited balance sheets of Borrowers and their respective Subsidiaries as of the end of Fiscal Year 2014 and the related statements of income, shareholders’ equity and cash flow, on a Consolidated basis, setting forth in each case in comparative form, the corresponding figures for the preceding Fiscal Year, and certified by the principal financial officer of SRC as prepared in accordance with GAAP and fairly presenting the Consolidated financial position and results of operations of Borrowers and their Subsidiaries for such Fiscal Year subject only to changes from audit and year end adjustments and except that such statements need not contain notes;

(ii)

as soon as available, and in any event within forty-five (45) days after the end of each of the first three (3) Fiscal Quarters in any Fiscal Year, excluding the last Fiscal Quarter of Borrowers’ Fiscal Year, unaudited balance sheets of Borrowers and their Subsidiaries and the related unaudited Consolidated Statements of income and cash flow in each case for such Fiscal Quarter and for the portion of Borrowers’ Fiscal Year then elapsed, on a Consolidated basis, setting forth in each case in comparative form, the corresponding figures for the preceding Fiscal Year, and certified by the principal financial officer of Borrowers as prepared in accordance with GAAP and fairly presenting the Consolidated financial position and results of operations of Borrowers and their Subsidiaries for such Fiscal Quarter and period subject only to changes from audit and year end adjustments and except that such statements need not contain notes;

(iii)

as soon as available, and in any event within thirty (30) days after the end of each Fiscal Month hereafter, unaudited balance sheets of Borrowers and their Subsidiaries and the related unaudited Consolidated Statements of income and cash flow in each case for such month and for the portion of Borrowers’ Fiscal Year then elapsed, on a Consolidated basis, setting forth in each case in comparative form, the corresponding figures for the preceding Fiscal Year, and certified by the principal financial officer of SRC as prepared in accordance with GAAP and fairly presenting the Consolidated financial position and results of operations of Borrowers and their Subsidiaries for such Fiscal Month and period subject only to changes from audit and year end adjustments and except that such statements need not contain notes;

(iv)

[Reserved];

(v)

not later than fifteen (15) days after each Fiscal Month, if so requested by DIP Agent, (a) a listing of all of each Borrower’s trade payables as of the last Business Day of such Fiscal Month, specifying the name of and balance due each trade creditor, and, at DIP Agent’s request, monthly detailed trade payable agings in the form customarily prepared by Borrowers and approved by DIP Agent and (b) Inventory reports by each location of Borrowers and their respective Subsidiaries;

(vi)

promptly after the sending or filing thereof, as the case may be, copies of any proxy statements, financial statements or reports which any Borrower has made generally available to its shareholders and copies of any regular, periodic and special public reports or registration statements which any Borrower files with the SEC or any Governmental Authority which may be substituted therefor, or any national securities exchange;

(vii)

all information, reports and other documents provided at any time by a Borrower to Term DIP Agent or to a Term DIP Lender, promptly after the sending of such information, reports or other documents;

(viii)

 an initial 13-week professional fees budget and an updated professional fees budget for each successive 13-week period thereafter (the “Professional Fees Budget”) setting forth in reasonable detail and specificity the projected fees and reimbursable expenses of the Professionals;

(ix)

(i) As soon as practicable in advance of filing with the Court or delivering to the Committee appointed in a Chapter 11 Case, if any, or to the United States Trustee for the District of Delaware, as the case may be, the Final DIP Financing Order, all other proposed orders and pleadings related to the Chapter 11 Cases, the DIP Facility and/or any sale contemplated in accordance with Section 9.1.18 hereof (all of which must be in form and substance satisfactory to DIP Agent), any Chapter 11 Plan and/or any disclosure statement related thereto and (ii) substantially simultaneously with the filing with the Court or delivering to the Committee appointed in any Chapter 11 Case, if any, or to the United States Trustee for the District of Delaware, as the case may be, all other notices, filings, motions, pleadings or other information concerning the financial condition of Borrowers or the Chapter 11 Cases that may be filed with the Court or delivered to the Committee appointed in any Chapter 11 Case, if any, or to the United States Trustee for the District of Delaware;

(x)

An updated DIP Budget and an updated Professional Fee Budget every two (2) weeks, each in form and substance satisfactory to DIP Agent: and

(xi)

such other reports and information (financial or otherwise) as DIP Agent may reasonably request from time to time in connection with any Collateral or any Obligor’s financial condition or business.

Concurrently with the delivery of the financial statements described in clause (i) of this Section 9.1.4, or more frequently if requested by DIP Agent or any DIP Lender during any period that a Default or Event of Default exists, Borrowers shall cause to be prepared and furnished to DIP Agent and DIP Lenders a Compliance Certificate executed by the chief financial officer of SRC.

Promptly after the sending or filing thereof, Borrowers shall also provide to DIP Agent copies of any annual report to be filed in accordance with ERISA in connection with each Plan and such other data and information (financial and otherwise) as DIP Agent, from time to time, may reasonably request bearing upon or related to the Collateral or any Borrower’s and each of its Subsidiaries’ financial condition or results of operations.

Borrowers hereby acknowledge that (i) DIP Agent or BofA will make available to DIP Lenders and Letter of Credit Issuer materials and/or information provided by or on behalf of Borrowers hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (ii) certain of DIP Lenders (each, a “Public DIP Lender”) may have personnel who do not wish to receive material non-public information with respect to Borrowers or their Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities.  Borrowers hereby agree that (a) all Borrower Materials that are to be made available to Public DIP Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (b) by marking Borrower Materials “PUBLIC,” Borrowers shall be deemed to have authorized DIP Agent, Letter of Credit Issuer and DIP Lenders to treat such Borrower Materials as not containing any material non-public information with respect to Borrowers or their securities for purposes of United States Federal and state securities laws; (c) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (d) DIP Agent shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.”

9.1.5.  Landlord and Storage Agreements.  Upon the reasonable request of DIP Agent, provide DIP Agent with copies of: (i) any of the existing agreements, and (ii) any future agreements, between any Borrower and any landlord, warehouseman or bailee which owns any premises at which any Collateral may, from time to time, be kept or that otherwise may possess or handle any Collateral.

9.1.6.  Taxes.  Pay and discharge all Post-Petition Taxes prior to the date on which such Taxes become delinquent or penalties attach thereto, except and to the extent only that such Taxes are being Properly Contested or, that such Taxes are in an aggregate amount of less than $250,000, and are filed and paid in good faith as, to Borrowers’ Knowledge, such Taxes become due.

9.1.7.  Compliance with Law.  Comply with (a) each DIP Financing Order and all other orders entered by the Court in the Chapter 11 Cases, and (b) all Applicable Law, including ERISA, all Environmental Laws, FLSA, OSHA, Anti-Terrorism Laws, and all laws, statutes, regulations and ordinances regarding the collection, payment and deposit of Taxes, and obtain and keep in force any and all Governmental Approvals necessary to the ownership of its Properties or to the conduct of its business, but only to the extent that any such failure to comply (other than failure to comply with Anti-Terrorism Laws), obtain or keep in force could be reasonably expected to have a Material Adverse Effect.  Without limiting the generality of the foregoing, if any Environmental Release shall occur at or on any of the Properties of any Borrower or any of its Subsidiaries, Borrowers shall, or shall cause the applicable Subsidiary to, act promptly and diligently to investigate and report to DIP Agent and all appropriate Governmental Authorities the extent of, and to take appropriate remedial action to eliminate, such Environmental Release, whether or not ordered or otherwise directed to do so by any Governmental Authority.

9.1.8.  Insurance.  In addition to the insurance required herein with respect to the Collateral, maintain, with any Approved Insurers, (i) insurance with respect to each Borrower's and each of its Subsidiaries' respective Properties and businesses against such casualties and contingencies of such type (including product liability, workers’ compensation, or larceny, embezzlement or other criminal misappropriation insurance) and in such amounts, and with such coverages and deductibles, as are customary in the respective business of such Borrower or such Subsidiary and (ii) business interruption insurance in an amount not less than $20,000,000, with deductibles and subject to a collateral insurance assignment satisfactory to DIP Agent as security for the Obligations.

9.1.9.  Collateral.  Notwithstanding anything to the contrary, Borrowers shall execute and deliver to DIP Agent, for the benefit of DIP Secured Parties, Mortgages, deposit accounts control agreements, Lien Waivers and other DIP Security Documents to the extent provided to any Term DIP Agent or executed in respect of any Delayed Draw Term DIP Loans.

9.1.10.  Payment of Administrative Expenses.  Pay and discharge as the same shall become due and payable, all its Post-Petition obligations and liabilities, including all tax liabilities, assessments and governmental charges or levies upon it or its Properties or assets, unless being Properly Contested, provided that the foregoing shall not be construed to override any provisions herein or in any DIP Financing Order regarding any impermissible use of Cash Collateral or proceeds of any Revolver Loan or as a consent by any DIP Secured Party to any surcharge of any Collateral under Section 506(c) of the Bankruptcy Code or otherwise to pay any such obligation or liability.

9.1.11.  Preservation of Existence, Etc.  Except as otherwise provided in the DIP Financing Orders, (i) preserve, renew and maintain in full force and effect its legal existence and good standing under the laws of the jurisdiction of its organization except in a transaction permitted by Section 9.2.1 or 9.2.2; (ii) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (iii) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation or non-renewal of which could reasonably be expected to have a Material Adverse Effect.

9.1.12.  Maintenance of Properties.  Except as otherwise provided in the DIP Financing Orders, (i) maintain, preserve and protect all of its material Properties necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted; (ii) make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect; and (iii) use the standard of care typical in the industry in the operation and maintenance of its facilities.

9.1.13.  Compliance with Terms of Leaseholds.  Make all payments and otherwise perform all obligations arising after the Petition Date in respect of all leases of real property to which such Borrower or any of its Subsidiaries is a party, keep such leases in full force and effect and not allow such leases to lapse or be terminated or any rights to renew such leases to be forfeited or cancelled, notify DIP Agent of any default by any party with respect to such leases and cooperate with DIP Agent in all respects to cure any such default, and cause each of its Subsidiaries to do so, except, in any case, where the failure to do so, either individually or in the aggregate, could not be reasonably likely to have a Material Adverse Effect or upon rejection of such lease, with the prior written consent of DIP Agent, pursuant to a Final Order of the Court entered under Section 365 of the Bankruptcy Code.

9.1.14.  Lien Searches. Promptly following receipt of the acknowledgment copy of any financing statements filed under the UCC in any jurisdiction by or on behalf of DIP Lenders, deliver to DIP Agent completed requests for information listing such financing statement and all other effective financing statements filed in such jurisdiction that name such Borrower as debtor, together with copies of such other financing statements.

9.1.15.  Material Contracts.  Except as otherwise permitted under Section 365 of the Bankruptcy Code, and except as to any Material Contract rejected by any Borrower, with the prior written consent of DIP Agent, pursuant to a Final Order of the Court entered upon proper notice and an opportunity to be heard, perform and observe all the terms and provisions of each Material Contract to be performed or observed by it, enforce each such Material Contract in accordance with its terms, and cause each of its Subsidiaries to do so, except, in any case, where the failure to do so, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; and promptly notify DIP Agent of any material modification of a Material Contract or termination of a Material Contract.

9.1.16.  Debtor-in-Possession Obligations.  Comply in a timely manner with its obligations and responsibilities as a debtor-in-possession under the Bankruptcy Code, the Bankruptcy Rules, Local Court Rules, and any order of the Court.

9.1.17.  DIP Budget.  Comply with the terms of the DIP Budget, subject to any Permitted Variances.

9.1.18.  Sale.  Diligently pursue and prosecute the Sale such that:

(i)

Not later than two (2) Business Days after all of the parties thereto have executed the Purchase Agreement, Borrowers shall file and serve the Sale Motions, each in form and substance acceptable to DIP Agent and the Required DIP Lenders, seeking approval of the Sale Procedures Order and the Sale Order (each as defined below);

(ii)

After the parties thereto have executed the Purchase Agreement, and in no event later than April 10, 2015, the Court shall have entered an order, in form and substance satisfactory to DIP Agent and the Required DIP Lenders, approving the bid procedures for the Sale (the “Sale Procedures Order”);

(iii)

Not later than June 19, 2015, the Court shall have entered an order, in form and substance satisfactory to DIP Agent and the Required DIP Lenders, approving the Sale Motion and the Purchase Agreement pursuant to Sections 363(f) and 363(m) of the Bankruptcy Code (the “Sale Order”);

(iv)

The Sale shall be consummated not later than the earlier of (i) thirty (30) days after the entry of the Sale Order if the Sale has not closed for any reason other than (i) the issuance of a stay pending appeal from the Sale Order (in which case, the 30-day period referred to in this clause shall automatically be extended to the earlier of (A) the fifth business day following the day such stay ceases to be in effect or (B) the Termination Date (as defined in the Purchase Agreement), (ii) the winning bidder has failed to consummate the Sale, except as a result of a breach by Sellers of a representation or covenant in the Purchase Agreement, or (iii) 180 days after the parties have executed the Purchase Agreement; and

(v)

Borrowers shall provide to DIP Agent, at the time or times reasonably requested by DIP Agent, but in no event less than Friday of each week after the Closing Date, a report on the status of the Sale and such other information regarding the Sale as DIP Agent may reasonably request.

9.1.19.  Consultants.  Provide DIP Agent and DIP Lenders with reasonable access to any consultant, turnaround management, broker or financial advisory firm retained by any Borrower in any of the Chapter 11 Cases.

9.1.20.  Term DIP Facility. Keep and maintain the Term DIP Facility in full force and effect in an amount not less than $30,000,000; promptly obtain advances thereunder on any date that Availability is less than Borrowers' aggregate funding needs; and use the proceeds of each such advance solely for purposes and in amounts (subject to Permitted Variances) set forth in the DIP Budget or permitted by this Agreement or the DIP Financing Orders.

9.1.21.  Post-Closing Covenants.  Promptly after DIP Agent's request therefor, execute and deliver the documents and complete the tasks set forth on Schedule 9.1.21, in each case as provided in such schedule.

9.2.

Negative Covenants.  For so long as there are any Commitments outstanding and thereafter until Full Payment of the Obligations, each Borrower covenants that, unless the Required DIP Lenders have otherwise consented in writing, it shall not and shall not permit any of its Subsidiaries to:

9.2.1.  Fundamental Changes.  (i) Merge, reorganize, combine, consolidate or amalgamate with any Person, or liquidate, wind up its affairs or dissolve itself and (ii) shall not change any Borrower’s name or conduct business under any new fictitious name or change any Borrower’s FEIN.

9.2.2.  Disposition of Assets.  Make any Asset Disposition, except (i) sales of Inventory in the Ordinary Course of Business; (ii) sales or other dispositions of items of Equipment which are obsolete, worn out or no longer useful in any Borrower's business; (iii) other dispositions of Collateral that are consented to in writing by DIP Agent and the Required DIP Lenders and are authorized by the Court after notice and hearing; and (iv) the rejection pursuant to Section 365 of the Bankruptcy Code of unexpired leases and executory contracts that are consented to in writing by DIP Agent and are authorized by the Court after notice and hearing.

9.2.3.  Tax Consolidation.  File or consent to the filing of any consolidated income tax return with any Person other than Borrowers and their Subsidiaries.

9.2.4.  Accounting Changes.  Subject to the terms of the paragraph identified as “Accounting Terms” in Appendix A, make any significant change in accounting treatment or reporting practices, except as may be permitted or required by GAAP and/or applicable requirements of the SEC, or establish a fiscal year different from the Fiscal Year, unless such Borrower has notified DIP Agent of any such change and complied with all disclosure and other requirements of Applicable Law.

9.2.5.  Organization Documents.  Amend, modify or otherwise change any of the terms or provisions in any of its Organization Documents as in effect on the date hereof, except for changes that do not affect in any way such Borrower’s or any of its Subsidiaries’

rights and obligations to enter into and perform the DIP Loan Documents to which it is a party and to pay all of the Obligations and that do not otherwise have a Material Adverse Effect.

9.2.6.  Restrictive Agreements.  Enter into or become party to any Restrictive Agreement.

9.2.7.  Conduct of Business.  Engage in any business other than the business engaged in by it on the Petition Date and any business or activities which are substantially similar, related or incidental thereto or reasonably evolve therefrom.

9.2.8.  Liens.  Create or permit any Liens on any of the now owned or hereafter acquired Collateral except for the following (collectively, “Permitted Liens”):

(i)

Liens in favor of DIP Agent securing the Obligations;

(ii)

Post-Petition Liens for Taxes not yet due or being Properly Contested;

(iii)

Post-Petition Purchase Money Liens securing Purchase Money Debt permitted by Section 9.2.9;

(iv)

Post-Petition statutory Liens (other than Liens for Taxes, imposed under ERISA or in favor of the Pension Benefit Guaranty Corporation) arising in the Ordinary Course of Business, but only if (i) payment of the obligations secured thereby is not yet due or is being Properly Contested and (ii) such Liens do not materially impair the value or use of the Property or materially impair operation of the business of such Borrower or any Subsidiary;

(v)

Post-Petition Liens incurred or deposits made in the Ordinary Course of Business to secure the performance of tenders, bids, leases, contracts (except those relating to Debt for Money Borrowed), statutory obligations and other similar obligations, or arising as a result of progress payments under government contracts, as long as such Liens are at all times junior to DIP Agent’s Liens;

(vi)

Post-Petition Liens arising in the Ordinary Course of Business that are at all times junior to the Liens in favor of DIP Agent;

(vii)

easements, rights-of-way, restrictions, covenants or other agreements of record, and other similar charges or encumbrances on Real Estate, that do not secure any monetary obligation and do not interfere with the Ordinary Course of Business;

(viii)

bankers’ Liens with respect to depository account arrangements entered into in the Ordinary Course of Business securing obligations not past due and Liens of a collecting bank on Payment Items in the course of collection;

(ix)

Liens in existence on the Petition Date, but only if and to the extent such Liens are permitted under the Pre-Petition ABL Loan Agreement, including Liens on the Collateral securing the Term Loan Obligations subject to the terms of the Pre-Petition ABL/Term Loan Intercreditor Agreement;

(x)

Liens granted to Term DIP Agent for the benefit of Term DIP Lenders under the Term DIP Loan Documents and approved by the DIP Financing Orders, subject to the DIP ABL/Term Loan Intercreditor Agreement; and

(xi)

other Liens expressly granted and approved in the DIP Financing Orders.

9.2.9.  Debt.  Create, incur, guarantee or suffer to exist any Debt, except the following (without duplication):

(i)

the Pre-Petition ABL Obligations and the Term Loan Obligations and other Debts outstanding on the Petition Date that are reflected in the schedules filed by each Borrower in the Chapter 11 Cases;

(ii)

the Obligations, including Bank Product Obligations;

(iii)

Permitted Contingent Obligations arising after the Petition Date;

(iv)

the Term DIP Obligations in an aggregate principal amount not to exceed $30,000,000 on any date;

(v)

indebtedness that is incurred in the Ordinary Course of Business by a Borrower during the pendency of its Chapter 11 Case not in contravention of the Bankruptcy Code or any order of the Court, is included (and does not exceed amounts shown) in the DIP Budget, and that is not secured by a Lien upon any Collateral except as expressly provided in the DIP Financing Orders;

(vi)

indebtedness of a Borrower owing to another Borrower; provided that if such indebtedness is owed by SR MX Holdco, SR MX Holdings, SR Mexico, SR Servicios or SR Canada, such indebtedness shall be evidenced by a promissory note, in form and substance satisfactory to DIP Agent, duly executed and delivered by such company and the sole original of which is pledged by any holder of such note to DIP Agent as security for the Obligations; and

(vii)

Professional Fees, fees payable to the Office of the United States Trustee, and fees payable to the Clerk of the Court.

9.2.10.  Restricted Investments.  Make any Restricted Investment.

9.2.11.  Loans.  Make any loans or other advances of money to any Person, except (i) advances to an officer or employee for salary, travel expenses, commissions and similar items in the Ordinary Course of Business; (ii) prepaid expenses and extensions of trade credit made in the Ordinary Course of Business; (iii) deposits with financial institutions permitted hereunder; and (iv) intercompany loans permitted by Section 9.2.9(vi), provided that such loan is in an amount and for a purpose permitted under the DIP Budget.

9.2.12.  Distributions.  Declare or make any Distribution, except Upstream Payments; or create or suffer to exist any encumbrance or restriction on the ability of a Subsidiary to make any Upstream Payment, except for restrictions under the DIP Loan

Documents, under Applicable Law or in effect on the Closing Date as shown on Schedule 8.1.18 to the Pre-Petition ABL Loan Agreement.

9.2.13.  Affiliate Transactions.  Enter into or be party to any transaction with an Affiliate, except (i) transactions authorized by the DIP Loan Documents; (ii) payment of reasonable compensation to officers and employees for services actually rendered, and loans and advances permitted by Section 9.2.11; (iii) payment of customary directors’ fees and indemnities; and (iv) transactions solely among Borrowers and other Obligors.

9.2.14.  Restrictions on Payment of Certain Debt.  Make any payments (whether voluntary or mandatory, or a prepayment, redemption, retirement, defeasance or acquisition) with respect to any Pre-Petition Debt other than (i) the Pre-Petition ABL Obligations and the Pre-Petition Term Obligations in accordance with the DIP Financing Orders or a Final Order of the Court, (ii) payments to critical vendors to the extent approved by Final Order of the Court and reflected in the DIP Budget, or (iii) payment of Debt secured by a valid, perfected and unavoidable Lien on any Collateral, but only to the extent such Lien is senior in priority to Liens in favor of DIP Agent on ABL Priority Collateral, such payment is approved by Final Order of the Court, and such payment is reflected in the DIP Budget.

9.2.15.  Restrictions on Payment of Term Loan Obligations.  Make (i) any payment (whether voluntary or mandatory, or a prepayment, redemption, retirement, defeasance or acquisition) in respect of any Term Loan Obligations from the proceeds of the ABL Priority Collateral until Full Payment of the Pre-Petition ABL Obligations and the Obligations or (ii) any voluntary prepayment with respect of any Term Loan Obligations from the proceeds of Revolver Loans.

9.2.16.  Amendments to Certain Debt.

(i)

Subordinated Debt.  Amend, supplement or otherwise modify any document, instrument or agreement relating to any Subordinated Debt.

(ii)

Pre-Petition Term Loan Documents.  Amend, supplement or otherwise modify any Pre-Petition Term Loan Document except to the extent permitted under the Pre-Petition ABL/Term Loan Intercreditor Agreement and authorized by a Final Order of the Court.

(iii)

Term DIP Loan Documents.  Amend, supplement or otherwise modify any Term DIP Loan Document except to the extent not prohibited under the DIP ABL/Term Loan Intercreditor Agreement and (to the extent required) authorized by a Final Order of the Court.

9.2.17.  Lease Obligations.  Create, incur or assume after the Petition Date any obligations as lessee (i) for the rental or hire of real or personal Property in connection with any sale and leaseback transaction, or (ii) for the rental or hire of other real or personal Property of any kind under leases or agreements to lease having an original term of one year or more.

9.2.18.  Employee Plans.  Become party to any Multiemployer Plan or Foreign Plan, other than any in existence on the Petition Date.

9.2.19.  Modifications to DIP Financing Orders.  Seek or consent to any amendment, supplement or any other modification of any of the terms of the DIP Financing Orders after such Orders are entered by the Court without the prior written consent of DIP Agent (and with respect to any material change, the Required DIP Lenders).

9.2.20.  Filing of Motions and Applications.  Without the prior written consent of DIP Agent (and with respect to any material change or modification, Required DIP Lenders), apply to the Court for, or join in or support any motion or application seeking, authority to (a) take any action that is prohibited by the terms of any of the DIP Loan Documents or the DIP Financing Orders, (b) refrain from taking any action that is required to be taken by the terms of any of the DIP Loan Documents or the DIP Financing Orders, or (c) permit any Debt or Claim to be pari passu with or senior to any of the Obligations, except as expressly stated in the DIP Financing Orders.

9.2.21.  Superpriority Claim.  Incur, create, assume, suffer to exist or permit any other Superpriority Claim which is pari passu with or senior to the claims of DIP Agent and DIP Lenders against Borrowers, except as expressly stated in the DIP Financing Orders.

9.2.22.  Use of Proceeds.  Use any proceeds of Revolver Loans or Cash Collateral for a purpose that is not specifically permitted by this Agreement and the DIP Financing Orders and expressly set forth in the DIP Budget.

9.2.23.  DIP Budget.  Amend or modify the DIP Budget without the prior written consent of DIP Agent and the Required DIP Lenders.

SECTION 10.  CONDITIONS PRECEDENT

10.1.

Conditions Precedent to Initial Revolver Loans.  DIP Lenders shall not be required to fund any Revolver Loan or other extensions of credit requested by any U.S. Borrower, unless, on or before March 12, 2015, each of the following conditions has been satisfied:

10.1.1.  Loan Documents.  Each of the other DIP Loan Documents shall have been duly executed and delivered to DIP Agent by each of the signatories thereto (and, with the exception of the Notes, in sufficient counterparts for each DIP Lender) and accepted by DIP Agent and DIP Lenders, and each Obligor shall be in compliance with all of the terms thereof.

10.1.2.  Borrowing Base Certificate.  DIP Agent shall have received from Borrowers the Borrowing Base Certificate in accordance with Section 7.5.

10.1.3.  Evidence of Perfection and Priority of Liens.  DIP Agent shall have received acknowledgments of all filings or recordations necessary to perfect its Liens in the Collateral;

10.1.4.  Incumbency Certificates.  DIP Agent shall have received a certificate of a duly authorized officer of each Borrower, certifying (i) that attached copies of such Borrower’s Organization Documents are true and complete, and in full force and effect, without amendment except as shown; (ii) that an attached copy of resolutions authorizing execution and delivery of the DIP Loan Documents is true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to this DIP Facility; and (iii) to the title, name and signature of each Person authorized to sign the DIP Loan Documents.  DIP Agent may conclusively rely on this certificate until it is otherwise notified by the applicable Borrower in writing.

10.1.5.  Organization Documents.  DIP Agent shall have received copies of the Organization Documents of each Borrower, and all amendments thereto, certified by the Secretary of State or other appropriate official of the jurisdiction of each Borrower’s organization.

10.1.6.  Good Standing Certificates.  DIP Agent shall have received such good standing certificates for each Borrower as agreed to by DIP Agent and SRC.

10.1.7.  Officer’s Certificates.  DIP Agent shall have received certificates, in form and substance satisfactory to it, from a knowledgeable Senior Officer of each Borrower certifying that, after giving effect to the initial Revolver Loans and the other Initial Transactions, (i) no Default or Event of Default exists or will occur after giving effect to the Initial Transactions; (ii) the representations and warranties set forth in Section 8 are true and correct in all material respects, provided, however, that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects; (iii) such Borrower has complied with all agreements and conditions to be satisfied by it under the DIP Loan Documents; (iv) either (a) all consents, licenses and approvals required in connection with the consummation by such Obligor of the Initial Transactions, and the execution, delivery and performance by such Obligor and the validity against such Obligor of the DIP Loan Documents to which it is a party, have been obtained and are in full force and effect and are attached to such certificate, or (b) no such consents, licenses or approvals are so required.

10.1.8.  DIP ABL/Term Loan Intercreditor Agreement.  DIP Agent shall have received the DIP ABL/Term Loan Intercreditor Agreement duly executed by all of the parties thereto.

10.1.9.  Compliance with Laws and DIP Loan Documents.  DIP Agent shall have determined or received assurances satisfactory to it that none of the DIP Loan Documents or any of the transactions contemplated thereby violate any Applicable Law, court order or agreement binding upon any Obligor.

10.1.10.  Patriot Act Disclosures.  DIP Agent and each DIP Lender shall have received all Patriot Act Disclosures requested by them prior to execution of this Agreement.

10.1.11.  No Default or Event of Default.  No Default or Event of Default shall exist, or would result from such proposed Revolver Loan or other extension of credit or from the application of the proceeds thereof.

10.1.12.  Representations and Warranties. The representations and warranties of Borrowers contained in Section 8 of this Agreement and in any other DIP Loan Document shall be true and correct in all material respects on and as of the Closing Date (except to the extent that any such representation and warranty (x) is qualified as to materiality, in which case such representation and warranty shall be true and correct in all material respects on and as of the date of such Revolver Loan or other credit extension, or (y) specifically refers to an earlier date, in which case such representation or warranty is true and correct as of such earlier date).

10.1.13.  No Material Adverse Effect.  Since the Petition Date, no event has occurred that has or could reasonably be expected to have either a Material Adverse Effect on any Borrower's business, finances, assets or prospects or on the Collateral.

10.1.14.  Payment of Fees.  Borrowers shall have paid all fees and expenses to be paid hereunder to DIP Agent and DIP Lenders on the Closing Date (or shall have made arrangements reasonably acceptable to DIP Agent to have all such fees and expenses paid with proceeds of Revolver Loans on the Closing Date).

10.1.15.  Letter of Credit Conditions.  With respect to the issuance of any Letter of Credit on the Closing Date, each of the conditions required in connection therewith hereunder shall have been satisfied.

10.1.16.  Joint Administration of Chapter 11 Cases.  The Court has entered an order providing for the joint administration of the Chapter 11 Cases.

10.1.17.  Motions and First Day Orders.  All motions filed and First Day Orders entered by the Court in any of the Chapter 11 Cases on or prior to the Closing Date shall be in form and substance reasonably satisfactory to DIP Agent and the Required DIP Lenders ,and DIP Agent shall be reasonably satisfied with any cash collateral arrangements applicable to any material pre-Petition Date secured obligations of Borrowers.

10.1.18.  Interim DIP Financing Order.  Following proper notice thereof, the interim hearing on the DIP Financing Motion shall have been held, with the presentation of evidence and with any objections to the DIP Financing Motion or to the proposed Interim DIP Financing Order resolved in a manner satisfactory to DIP Agent (and with respect to any material change from the Initial Approved Form of the Interim DIP Financing Order, the Required DIP Lenders), the Interim DIP Financing Order shall have been entered by the Court in the Chapter 11 Cases no later than fifteen (15) days after the Petition Date, and Borrowers shall be in compliance with the Interim DIP Financing Order.

10.1.19.  Availability Under DIP Facility.  After effecting the initial Revolver Loans and the other Initial Transactions (including any such Revolver Loans made to pay or otherwise reimburse DIP Agent and DIP Lenders for all fees, costs and expenses payable on the Closing Date), Availability under the DIP Facility equals or exceeds $16,000,000.

10.1.20.  DIP Budget.  DIP Agent and DIP Lenders shall have reviewed and approved the DIP Budget and the Professional Fees Budget, each of which shall be in the Initial Approved Form.

10.1.21.  No Litigation.  Except for the Chapter 11 Cases, no action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of this Agreement, or which is related to or arises out of, this Agreement or any of the other DIP Loan Documents or the consummation of the transactions contemplated hereby or thereby.

10.1.22.  Term DIP Facility.  The Term DIP Documents shall be in form and substance satisfactory to DIP Agent, shall have been duly executed and delivered by all of the signatories thereto, all provisions of the Term DIP Documents are in full force and effect, and Term DIP Lenders are ready and willing to fund the Delayed Draw Term DIP Loans in accordance with the Term DIP Loan Documents and the Financing Orders.

Execution and delivery to DIP Agent by a DIP Lender of a counterpart of this Agreement shall be deemed confirmation by such DIP Lender that (i) all conditions precedent in this Section 10.1 have been fulfilled to the satisfaction of such DIP Lender, (ii) the decision of such DIP Lender to execute and deliver to DIP Agent an executed counterpart of this Agreement was made by such DIP Lender independently and without reliance on DIP Agent or any other DIP Lender as to the satisfaction of any condition precedent set forth in this Section 10.1, and (iii) all documents sent to such DIP Lender for approval consent, or satisfaction were and are acceptable to such DIP Lender.

10.2.

Conditions Precedent to All Credit Extensions.  DIP Agent and DIP Lenders shall not be required to fund any Revolver Loans or grant any other accommodation to or for the benefit of any U.S. Borrower, and Letter of Credit Issuer shall not be required to issue any Letter of Credit, unless and until each of the conditions set forth in Section 10.1 and of the following conditions has been and continues to be satisfied:

10.2.1.  Representation and Warranties.  The representations and warranties of each Borrower in the DIP Loan Documents shall be true and correct on the date of, and upon giving effect to, the funding of any Revolver Loan or extension of credit, except for representations and warranties that expressly relate to an earlier date (in which case such representations and warranties shall have been true and correct on and as of such earlier date).

10.2.2.  No Defaults.  No Default or Event of Default exists at the time, or would result from the funding, of any Revolver Loan or other extension of credit.

10.2.3.  Satisfaction of Conditions in Other Documents.  The request for Revolver Loans or other extensions of credit shall be in accordance with the DIP Budget (and Permitted Variances) and the DIP Financing Orders, and each of the conditions precedent to funding set forth in any other DIP Loan Document shall have been and remain satisfied as of the funding date.

10.2.4.  No Litigation.  Except for the Chapter 11 Cases, no action, proceeding, contested matter, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of this Agreement, or which is related to or arises out of, this Agreement or any of the other DIP Loan Documents or the consummation of the transactions contemplated hereby or thereby.

10.2.5.  No Material Adverse Effect.  No event shall have occurred or circumstance or condition shall exist that has or could reasonably be expected to have a Material Adverse Effect.

10.2.6.  Notice of Borrowing and Borrowing Base Certificate.  DIP Agent shall have received the Notice of Borrowing and each Borrowing Base Certificate required by the terms of this Agreement.

10.2.7.  Letter of Credit Conditions.  With respect to the issuance of any Letter of Credit after the Closing Date, each of the conditions required in connection therewith hereunder shall have been satisfied.

10.2.8.  Payment of Fees.  Each Borrower shall have paid all fees and expenses then due and payable as provided for herein or in any of the other DIP Loan Documents.

10.2.9.  Cash Collateral.  Each Borrower shall have, at the time of the delivery of each Notice of Borrowing for a proposed Revolver Loan, remitted to DIP Agent all cash on hand and all Cash Collateral available to such Borrower except for the amounts held by DIP Agent in the Cash Collateral Account, if any, and except for cash proceeds of Term Loan Priority Collateral.

10.2.10.  Interim DIP Financing Order.  With respect to all Revolver Loans and other extensions of credit requested on or after the Closing Date but before the expiration of the Interim Period, the Interim DIP Financing Order shall have been entered, shall be in full force and effect, and shall not have been vacated, reversed, modified, amended or stayed after its entry, without the prior written consent of DIP Agent and the Required DIP Lenders.

10.2.11.  Final DIP Financing Order.  With respect to all Revolver Loans and other extensions of credit requested after the expiration of the Interim Period, following proper notice and a hearing thereon, the final hearing on the DIP Financing Motion shall have been held, with the presentation of evidence and the resolution of any objections to the DIP Financing Motion or to the proposed Final DIP Financing Order in a manner satisfactory to DIP Agent (and with respect to any material change to the form of Interim DIP Financing Order entered by the Court, Required DIP Lenders), and the Final DIP Financing Order shall have been entered on or before the expiration of the Interim Period, shall be in full force and effect and shall not have been vacated, reversed, modified, amended or stayed after its entry without the prior written consent of DIP Agent and Required DIP Lenders.

10.3.

Inapplicability of Conditions.  None of the conditions precedent set forth in Sections 10.1 or 10.2 shall be conditions to the obligation of (i) each Participating DIP Lender to make payments to Letter of Credit Issuer pursuant to Section 1.2.8, (ii) each DIP Lender to deposit with DIP Agent such DIP Lender’s Pro Rata share of a Borrowing in accordance with Section 3.1.2, (iii) each DIP Lender to fund its Pro Rata share of a Revolver Loan to repay outstanding Settlement Loans to BofA as provided in Section 3.1.3(ii), (iv) each DIP Lender to pay any amount payable to DIP Agent or any other DIP Lender pursuant to this Agreement, or (v) DIP Agent to pay any amount payable to any DIP Lender pursuant to this Agreement.

10.4.

Limited Waiver of Conditions Precedent.  If DIP Lenders shall make any Revolver Loans or otherwise extend any credit to any U.S. Borrower under this Agreement or if Letter of Credit Issuer shall issue a Letter of Credit, in each case at a time when any of the foregoing conditions precedent are not satisfied (regardless of whether the failure of satisfaction of any such conditions precedent was known or unknown to DIP Agent, DIP Lenders or Letter of Credit Issuer), the funding of such Revolver Loan or the issuance of such Letter of Credit shall not operate as a waiver of the right of DIP Agent and DIP Lenders to insist upon the satisfaction of all conditions precedent with respect to each subsequent Borrowing or issuance of a Letter of Credit requested by any U.S. Borrower or a waiver of any Default or Event of Default as a consequence of the failure of any such conditions to be satisfied, unless DIP Agent, with the prior written consent of Required DIP Lenders, in writing waives the satisfaction of any condition precedent, in which event such waiver shall only be applicable for the specific instance given and only to the extent and for the period of time expressly stated in such written waiver.

SECTION 11.  EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT

11.1.

Events of Default.  The occurrence or existence of any one or more of the following events or conditions shall constitute an “Event of Default” (each of which Events of Default shall be deemed to exist unless and until waived by DIP Agent and DIP Lenders in accordance with the provisions of Section 12.9 hereof):

11.1.1.  Payment of Obligations.  Borrowers shall fail to pay any of the Obligations on the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise).

11.1.2.  Misrepresentations.  Any representation, warranty or other written statement to DIP Agent or any DIP Lender that is made by any Borrower in this Agreement or in any other DIP Loan Document or furnished in compliance with or in reference to any of the DIP Loan Documents, proves to have been false or misleading in any material respect when made or furnished or when reaffirmed pursuant to Section 8.3 hereof.

11.1.3.  Breach of Specific Covenants.  (i) Any Borrower shall fail or neglect to perform, keep or observe any covenant contained in Sections 6.5, 6.6, 7.1.2, 7.2.1, 7.2.5, 7.2.6, 7.3.1, 7.5, 9.1.1, 9.1.2(i), (iv) and (viii), 9.1.20, or 9.2 hereof on the date that such Borrower is required to perform, keep or observe such covenant or (ii) any Borrower shall fail or neglect to perform, keep or observe any covenant contained in Section 9.1.4 hereof on the date such Borrower is required to perform, keep or observe such covenant; provided, however, the foregoing shall not constitute an Event of Default so long as the breach of such covenant is cured to DIP Agent’s and Required DIP Lenders’ satisfaction within two (2) Business Days after (i) any Senior Officer’s receipt of written notice of any such breach from Agent or (ii) any Senior Officer obtaining actual knowledge of any such breach; and provided further, however, that such notice and opportunity to cure shall not apply in the case of any failure to perform, keep or observe any such covenant which is not capable of being cured or which is a willful breach by any Borrower.

11.1.4.  Breach of Other Covenants.  Any Borrower shall fail or neglect to perform, keep or observe any covenant contained in this Agreement (other than a covenant which is dealt with specifically elsewhere in this Section 11.1) and the breach of such other covenant is not cured to DIP Agent’s and the Required DIP Lender’s satisfaction within fifteen (15) Business Days after the sooner to occur of any Senior Officer’s receipt of notice of such breach from DIP Agent or the date of Borrowers’ Knowledge of such failure or neglect; provided, however, that such notice and opportunity to cure shall not apply in the case of any failure to perform, keep or observe any covenant which is not capable of being cured at all or within such fifteen (15) Business Day period or which is a willful breach by any Borrower.

11.1.5.  Default Under Other DIP Loan Documents.  Any Borrower or any other Obligor shall default in the due and punctual observance or performance of any liability or obligation to be observed or performed by it under any of the other DIP Loan Documents, and such default shall not have been cured within the applicable grace and cure period, if any, provided in such other DIP Loan Documents; provided, however, that such notice and opportunity to cure shall not apply in the case of any failure to perform, keep or observe any liability or obligation which is not capable of being cured or which is a willful breach by any Borrower.

11.1.6.  Other Defaults.  There shall occur any default or event of default on the part of any Borrower or any Subsidiary under any Post-Petition agreement, document or instrument to which such Borrower or such Subsidiary is a party or by which such Borrower or such Subsidiary or any of their respective Properties is bound, creating or relating to any Debt (other than the Obligations) in excess of $250,000 if the payment or maturity of such Debt may be accelerated in consequence of such event of default or demand for payment of such Debt may be made.

11.1.7.  Uninsured Losses.  Any loss, theft, damage or destruction of any of the Inventory not fully covered (subject to such deductibles as DIP Agent shall have permitted) by insurance if the amount not covered by insurance exceeds $100,000.

11.1.8.  Material Adverse Effect.  There shall occur any event or condition that has a Material Adverse Effect.

11.1.9.  Business Disruption; Condemnation.  There shall occur a cessation of a substantial part of the business of any Obligor for a period which may be reasonably expected to have a Material Adverse Effect; or any Obligor shall suffer the loss or revocation of any license or permit now held or hereafter acquired by such Obligor which is necessary to the continued or lawful operation of its business and such loss or revocation may be reasonably expected to have a Material Adverse Effect; or any Obligor shall be enjoined, restrained or in any way prevented by court, governmental or administrative order from conducting all or any material part of its business affairs for a period which may be reasonably expected to have a Material Adverse Effect; or any material lease or agreement pursuant to which any Obligor leases or occupies any premises on which any Collateral is located shall be canceled or terminated prior to the expiration of its stated term and such cancellation or termination has a Material Adverse Effect or results in an Out of Formula Condition; or any material part of the Collateral shall be taken through condemnation or the value of such Collateral shall be materially impaired through condemnation and, in either case, Borrowers shall not have received compensation.

11.1.10.  Change of Control.  There shall occur a Change of Control with respect to SRC or any other Borrower.

11.1.11.  ERISA.  A Reportable Event shall occur which DIP Agent, in its reasonable discretion, shall determine constitutes grounds for the termination by the Pension Benefit Guaranty Corporation of any Plan or for the appointment by the appropriate United States district court of a trustee for any Plan, or if any Plan shall be terminated or any such trustee shall be requested or appointed, or if any Borrower or any Subsidiary is in “default” (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan resulting from such Borrower’s or such Subsidiary’s complete or partial withdrawal from such Plan; and any such event may be reasonably expected to have a Material Adverse Effect.

11.1.12.  Challenge to DIP Loan Documents.  Any Obligor or any of its Affiliates shall challenge or contest in any action, suit or proceeding the validity or enforceability of any of the DIP Loan Documents, the legality, validity or enforceability of any of the Obligations, or the perfection or priority of any Lien granted to DIP Agent, or any of the DIP Loan Documents ceases to be in full force or effect for any reason other than a full or partial waiver or release by DIP Agent and DIP Lenders in accordance with the terms thereof.

11.1.13.  Judgment.  One or more judgments or orders for the payment of money in an amount that exceeds, individually or in the aggregate $250,000 shall be entered against any Borrower or any other Obligor after the Petition Date and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of thirty (30) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

11.1.14.  Criminal Forfeiture.  Any Borrower or any of its Senior Officers is criminally indicted or convicted for (i) a felony committed in the conduct of any Borrower's business, or (ii) violating any state or federal law (including the Controlled Substances Act, Money Laundering Control Act of 1986 and Illegal Exportation of War Materials Act), in each case that could lead to forfeiture of any material Property or any Collateral.

11.1.15.  Status of Debt.  If (i) the Obligations shall at any time fail to constitute “Senior Debt”, “Designated Senior Debt” or any similar designation under and as defined in any agreement or instrument governing any Debt that is subordinated to the Obligations, (ii) the subordination provisions of any agreement or instrument governing any Debt in a principal amount in excess of $250,000 that is subordinated to the Obligations shall for any reason (other than as a result of any action or inaction of DIP Agent or any DIP Lender) be revoked or invalidated, or otherwise cease to be in full force and effect, unless such Debt would otherwise be permitted to be incurred as “Senior Debt” at such time, or any Obligor shall contest in any manner the validity or enforceability thereof, or (iii) any Debt other than the Debt evidenced by this Agreement and/or Bank Product Obligations shall be designated as an “ABL Facility” or any similar designation under and as defined in the Pre-Petition Term Loan Documents.

11.1.16.  Insolvency Proceeding Defaults.  Any Borrower shall breach any financial, affirmative, and negative covenant in the DIP Loan Documents; any Borrower shall fail to comply with any of the provisions of the DIP Financing Orders or any other order entered by the Court; Borrowers shall fail to achieve any of the Sale Benchmarks, breach any material provision of the Purchase Agreement, or fail to comply in any material respect with the Sale Procedures Order or Sale Order; the Purchase Agreement or any similar agreement entered into in connection with an Alternative Transaction (as defined in the Purchase Agreement) is terminated (other than in connection with the consummation of the Sale or such Alternative Transaction or with the written consent of the Required DIP Lenders) or any Seller is in default thereof; unless otherwise approved by DIP Agent and the Required DIP Lenders, an order of the Court shall be entered providing for a change in venue with respect to any Chapter 11 Case, and such order shall not be reversed or vacated within ten (10) days after its entry; any Borrower shall make an expenditure not authorized by the DIP Budget, subject to the Permitted Variances; a trustee shall be appointed in any of the Chapter 11 Cases; a responsible officer or an examiner shall be appointed in any of the Chapter 11 Cases with enlarged powers (powers beyond those set forth in Section 1106(a)(3) and (4) of the Bankruptcy Code) under Section 1106(b) of the Bankruptcy Code; any of the Chapter 11 Cases shall be dismissed or converted to a case under Chapter 7, or the filing, or not opposing, by any Borrower of a motion seeking such relief; any Borrower shall make a payment on account of a Pre-Petition Debt other than in accordance with an order of the Court and permitted by the DIP Budget (and any Permitted Variances), including in connection with adequate protection payments, in connection with the assumption of executory contracts and unexpired leases, or in respect of payroll and related expenses and employee benefits accrued as of the Petition Date; the Court shall enter an order terminating the exclusive right of any Borrower to file a Chapter 11 Plan; any Borrower shall obtain Court approval of a disclosure statement for a Chapter 11 Plan other than an Acceptable Plan or a Confirmation Order shall be entered with respect to a Chapter 11 Plan (regardless of the proponent of such Chapter 11 Plan) if such Chapter 11 Plan is not an Acceptable Plan; Borrowers shall enter into an agreement for, or shall file (or support or fail to oppose) a motion seeking, or the Court shall enter, an order authorizing, a sale of all or substantially all of Borrowers' assets for a cash price or other terms that will not result in Full Payment of the Obligations and the Pre-Petition ABL Obligations (and Cash Collateralization of any Contingent Obligations) at the closing of such sale unless the terms are otherwise acceptable to DIP Agent and DIP Lenders in their sole and absolute discretion; any Borrower shall file a motion seeking authority to consummate a sale of assets of such Borrower or any of its Subsidiaries (other than any such sale of assets that is permitted by the DIP Loan Documents) having a value in excess of $100,000 outside the Ordinary Course of Business, or any sale of any part of the Collateral pursuant to Section 363 of the Bankruptcy Code, in each case without the Required DIP Lenders’ consent or unless expressly provided for in the DIP Budget; any substantial part of a Borrower's assets, other than the Collateral, shall be sold by such Borrower, and, as a consequence of such sale, such Borrower is not able to continue its business operations in substantially the same manner as was conducted by it prior to such sale; without the prior written consent of DIP Agent and the Required DIP Lenders, any Borrower shall file a motion to alter, amend, vacate, supplement, modify, or reconsider, in any respect, either of the DIP Financing Orders after entry by the Court or either of the DIP Financing Orders is amended, vacated, stayed, reversed or otherwise modified, whether on appeal or otherwise; the Court shall enter an order granting any Person, other than DIP Agent, relief from the automatic stay to permit foreclosure on or repossession of any material assets of any Borrower or to permit the commencement or continuation of Pre-Petition litigation against any Borrower for any purpose other than to liquidate the amount of a disputed claim involving potential liability not covered by insurance and in excess of $250,000 in the aggregate; an order shall be entered for the substantive consolidation of the Estate of any Borrower with any other Person, unless such Person is another Borrower, and such order granting substantive consolidation provides that the assets of such Borrower shall remain subject to the Liens of DIP Lenders and Pre-Petition ABL Lenders securing the Obligations and the Pre-Petition ABL Obligations, respectively; any order is entered prohibiting or otherwise unduly restricting, or the Bankruptcy Court shall prohibit or otherwise unduly restrict, the ability of Pre-Petition ABL Lenders to credit bid the Pre-Petition ABL Obligations outstanding under the Pre-Petition ABL Loan Documents; the DIP Facility shall cease to be in full force and effect, the Court shall declare the DIP Facility to be null and void, any Borrower shall contest the validity or enforceability of the DIP Facility, any Borrower shall deny in writing that such Borrower has any further liability or obligation under the DIP Facility, or DIP Lenders shall cease to have the benefit of the Liens granted by either of the DIP Financing Orders; an order shall be entered by the Court avoiding or requiring disgorgement by DIP Agent or any DIP Lender of any amounts received in respect of the Obligations; any Borrower shall not have sufficient Availability, together with unused commitments under the Term DIP Loan Documents, for a period of thirty (30) consecutive days to pay, or shall otherwise fail to pay as and when due and payable, all costs and expenses of administration that are incurred by such Borrower in the Chapter 11 Cases, other than fees and expenses covered by the Carve-Out; a Borrower shall file any motion or other request with the Court seeking authority to use any cash proceeds of the Collateral or the Pre-Petition ABL Collateral or to obtain any financing under Section 364(d) of the Bankruptcy Code secured by a priming Lien, or Lien of equal priority with DIP Agent's Liens, upon any Collateral, in each case without DIP Agent's prior written consent; except as permitted in the DIP Financing Orders, the Court enters any order in any of the Chapter 11 Cases granting to any Person a Superpriority Claim or Lien pari passu with or senior to that granted to DIP Agent under the DIP Financing Orders; any Borrower or another party in interest on behalf of a Borrower shall file any action, suit or other proceeding or contested matter challenging the validity, perfection or priority of any Liens of DIP Agent securing the Obligations or any Liens of Pre-Petition ABL Agent securing the Pre-Petition ABL Obligations, or the validity or enforceability of any of the DIP Loan Documents or Pre-Petition ABL Loan Documents, or asserting any Avoidance Actions against DIP Agent, any DIP Lender, Pre-Petition ABL Agent or any Pre-Petition ABL Lender, or seeking to recover any monetary damages from DIP Agent, any DIP Lender, Pre-Petition ABL Agent or any Pre-Petition ABL Lender; any Borrower shall file a motion or other pleading seeking relief that, if granted, could reasonably be expected to result in the occurrence of an Event of Default (unless such relief, if granted (or the relevant transaction) would result in Full Payment of the Obligations and the Pre-Petition ABL Obligations immediately upon consummation of the matter addressed by such motion or pleading, whether pursuant to a Chapter 11 Plan or otherwise); or without DIP Lenders’ consent, any Borrower discontinues or suspends all or any material part of its business operations or commences an orderly wind-down or liquidation of its business.

11.1.17.  Default under Term DIP Loan Documents.  There shall occur any default or event of default on the part of any Borrower or any Subsidiary under any Term DIP Loan Document; provided, however, that, in the event such default or event of default is waived by Term DIP Agent and Term DIP Lenders (and DIP Agent is provided with a copy of the writing by Term DIP Agent confirming such waiver) and such default or event of default is not otherwise a Default or Event of Default hereunder except by operation of this Section 11.1.17, such default or event of default shall not constitute an Event of Default hereunder.

11.2.

Remedies upon Default.  Upon and after the occurrence of an Event of Default and for so long as such Event of Default shall exist, subject to giving five (5) Business Days' written notice to Borrowers and any other applicable notice parties under the DIP Financing Orders (in either event, the "Default Notice Period"), DIP Agent may in its discretion (and, upon receipt of written direction of the Required DIP Lenders, shall) exercise from time to time the following rights and remedies (without prejudice to the rights of DIP Agent or any DIP Lender to enforce its claim against any or all Obligors):

11.2.1.  The right to declare the principal of and any accrued interest on the Revolver Loans and all other Obligations owing under any of the DIP Loan Documents to be immediately due and payable, whereupon the same shall become due and payable without diligence, presentment, demand, protest or notice of any kind (all of which each Borrower expressly waives).

11.2.2.  The right to terminate, reduce or condition any Commitment.

11.2.3.  The right to require Borrowers to Cash Collateralize Letter of Credit Obligations, Bank Product Obligations and other Obligations that are contingent or not yet due and payable, and, if Borrowers fail promptly to deposit such Cash Collateral, DIP Agent may advance the required Cash Collateral as Revolver Loans (whether or not an Out of Formula Condition exists or is created thereby or such Revolver Loan constitutes an Out of Formula Loan, or the conditions in Section 10 are satisfied); provided, however, that no DIP Lender shall be required to fund any such Revolver Loan that would cause such DIP Lender's Pro Rata share of the Revolver Loans to exceed its Revolver Commitment.

11.2.4.  All of the rights and remedies of a secured party under the UCC or under other Applicable Law, and all other legal and equitable rights to which DIP Agent may be entitled under any of the DIP Loan Documents and Applicable Law, all of which rights and remedies shall be cumulative and shall be in addition to any other rights or remedies contained in this Agreement or any of the other DIP Loan Documents or authorized by Applicable Law, and none of which shall be exclusive.

11.2.5.  The right to collect all amounts at any time payable to a Borrower from any Account Debtor or other Person at any time indebted to such Borrower.

11.2.6.  The right to take immediate possession of any of the Collateral, and to (i) require Borrowers to assemble the Collateral, at Borrowers’ expense, and make it available to DIP Agent at a place designated by DIP Agent which is reasonably convenient to both parties, and (ii) enter any premises where any of the Collateral shall be located and to keep and store the Collateral on said premises until sold (and if said premises be the Property of a Borrower, then such Borrower agrees not to charge DIP Agent for storage thereof).

11.2.7.  The right to sell or otherwise dispose of all or any Collateral in its then condition, or after any further manufacturing or processing thereof, at public or private sale or sales, with such notice as may be required by Applicable Law, in lots or in bulk, for cash or on credit, all as DIP Agent, in its sole discretion, may deem advisable.  Each Borrower agrees that any requirement of notice to Borrowers or any other Obligor of any proposed public or private sale or other disposition of Collateral by DIP Agent shall be deemed reasonable notice thereof if given at least ten (10) days prior thereto, and each such sale may be at such location or locations as DIP Agent may designate in said notice.  DIP Agent shall have the right to conduct such sales on any Borrower’s or any other Obligor’s premises, without charge therefor, and such sales may be adjourned from time to time in accordance with Applicable Law.  DIP Agent shall have the right to sell, lease or otherwise dispose of the Collateral, or any part thereof, for cash, credit or any combination thereof, and DIP Agent may purchase all or any part of the Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Obligations.  The proceeds realized from any sale or other disposition of any Collateral may be applied, after allowing two (2) Business Days for collection, first to any Extraordinary Expenses incurred by DIP Agent, second to interest accrued with respect to any of the Obligations; and third, to the principal balance of the Obligations.  If any deficiency shall arise, Obligors shall remain jointly and severally liable to DIP Agent and DIP Lenders therefor.

11.2.8.  The right to the appointment of a receiver, without notice of any kind whatsoever, to take possession of all or any portion of the Collateral and to exercise such rights and powers as the court appointing such receiver shall confer upon such receiver.]

11.2.9.  The right to require Borrowers to deposit with DIP Agent funds equal to the Letter of Credit Outstandings and, if Borrowers fail promptly to make such deposit, DIP Agent may (and shall upon the direction of Required DIP Lenders) advance such amount as a Revolver Loan (whether or not an Out of Formula Condition exists or is created thereby).  Any such deposit or advance shall be held by DIP Agent as Cash Collateral to fund future payments with respect to any Letter of Credit Outstandings. At such time as the Letter of Credit Outstandings have been paid or terminated and all Letters of Credit have been drawn upon or expired, any amounts remaining in such reserve shall be applied against any outstanding Obligations, or, if all Obligations have been indefeasibly paid in full, returned to Borrowers.

Until the Default Notice Period has expired, and Borrowers have failed to cure such Event of Default during such period to the extent such Event of Default is curable, DIP Agent shall not be entitled to exercise any of the foregoing remedies under the DIP Loan Documents or Applicable Law on account of such Event of Default, other than to contest an assertion by any Borrower that such Event of Default has not occurred or is not continuing. Notwithstanding anything to the contrary herein, during such Default Notice Period, no Borrower shall have any right to request or obtain further Borrowings or other extensions of credit under the DIP Facility, unless consented to by DIP Agent and DIP Lenders.

11.3.

License.  DIP Agent is hereby granted an irrevocable, non-exclusive license or other right to use, license or sub-license (without payment of royalty or other compensation to any Person), after the occurrence and during the continuance of an Event of Default, any or all Intellectual Property of each Borrower, computer hardware and software, trade secrets, brochures, customer lists, promotional and advertising materials, labels, packaging materials and other Property, in advertising for sale, marketing, selling, collecting, completing manufacture of, or otherwise exercising any rights or remedies with respect to, any Collateral.  Each Borrower's rights and interests under Intellectual Property shall inure to DIP Agent's benefit.

11.4.

Setoff.  In addition to any Liens granted under any of the DIP Loan Documents and any rights and remedies now or hereafter available under Applicable Law (including other rights of setoff), DIP Agent and each DIP Lender (and each of their respective Affiliates) is hereby authorized by Borrowers at any time that an Event of Default exists, without notice to Borrowers or any other Person (any such notice being hereby expressly waived) to set off and to appropriate and to apply any and all deposits, general or special (including Debt evidenced by certificates of deposit whether matured or unmatured (but not including trust accounts)) and any other Debt at any time held or owing by DIP Agent, such DIP Lender or any of their Affiliates to or for the credit or the account of any Borrower against and on account of the Obligations of Borrowers arising under the DIP Loan Documents to DIP Agent, such DIP Lender or any of their Affiliates, including all Revolver Loans and Letter of Credit Outstandings and all claims of any nature or description arising out of or in connection with this Agreement, irrespective of whether or not (i) DIP Agent or such DIP Lender shall have made any demand hereunder, (ii) DIP Agent, at the request or with the consent of Required DIP Lenders, shall have declared the principal of and interest on the Revolver Loans and other amounts due hereunder to be due and payable as permitted by this Agreement and even though such Obligations may be contingent or unmatured, or (iii) the Collateral for the Obligations is adequate.  Notwithstanding the foregoing, each of DIP Agent and DIP Lenders agrees with each other that it shall not, without the express consent of Required DIP Lenders, and that it shall (to the extent that it is lawfully entitled to do so) upon the request of Required DIP Lenders, exercise its setoff rights hereunder against any accounts of any Borrower now or hereafter maintained with DIP Agent, such DIP Lender or any Affiliate of any of them, but no Borrower shall have a claim or cause of action against DIP Agent or any DIP Lender for any setoff made without the consent of Required DIP Lenders, and the validity of any such setoff shall not be impaired by the absence of such consent.  If any party (or its Affiliate) exercises the right of setoff provided for hereunder, such party shall be obligated to share any such setoff in the manner and to the extent required by Section 12.5.

11.5.

Remedies Cumulative; No Waiver; Disclosures to Committee.

11.5.1.  All covenants, conditions, provisions, warranties, guaranties, indemnities, and other undertakings of Borrowers contained in this Agreement and the other DIP Loan Documents, or in any document referred to herein or contained in any agreement supplementary hereto or in any schedule or contained in any other agreement between DIP Agent or any DIP Lender and any or all Borrowers, heretofore, concurrently, or hereafter entered into, shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions, or agreements of Borrowers herein contained.  The rights and remedies of DIP Agent and DIP Lenders under this Agreement and the other DIP Loan Documents shall be cumulative and not exclusive of any rights or remedies that DIP Agent or any DIP Lender would otherwise have. All such rights and remedies shall continue in full force and effect until Full Payment of all Obligations.

11.5.2.  Neither (i) the failure or delay of DIP Agent or any DIP Lender to require strict performance by any Borrower of any provision of any of the DIP Loan Documents or to exercise or enforce any rights, Liens, powers, or remedies under any of the DIP Loan Documents or Applicable Law or with respect to any Collateral, (ii) the making of any Revolver Loan during a Default, Event of Default or other failure to satisfy any conditions precedent, nor (iii) acceptance by DIP Agent or any DIP Lender of any payment or performance by a Borrower under any DIP Loan Documents in a manner other than that specified therein shall not operate as a waiver of such performance, Liens, rights, powers and remedies or a course of dealing, but all such requirements, Liens, rights, powers, and remedies shall continue in full force and effect until all Revolver Loans and all other Obligations owing or to become owing from any Borrower to DIP Agent and DIP Lenders shall have been fully satisfied.  None of the undertakings, agreements, warranties, covenants and representations of Borrowers contained in this Agreement or any of the other DIP Loan Documents and no Event of Default by any Borrower under this Agreement or any other DIP Loan Documents shall be deemed to have been suspended or waived by DIP Agent or any DIP Lender, unless such suspension or waiver is by an instrument in writing specifying such suspension or waiver and is signed by a duly authorized representative of DIP Agent or such DIP Lender and directed to Borrowers.

11.5.3.  If DIP Agent or any DIP Lender shall accept performance by a Borrower, in whole or in part, of any obligation that a Borrower is required by any of the DIP Loan Documents to perform only when a Default or Event of Default exists, or if DIP Agent or any DIP Lender shall exercise any right or remedy under any of the DIP Loan Documents that may not be exercised other than when a Default or Event of Default exists, DIP Agent’s or DIP Lender’s acceptance of such performance by a Borrower or DIP Agent’s or DIP Lender’s exercise of any such right or remedy shall not operate to waive any such Default or Event of Default or to preclude the exercise by DIP Agent or any DIP Lender of any other right or remedy, unless otherwise expressly agreed in writing by DIP Agent or such DIP Lender, as the case may be.

11.5.4.  DIP Agent and any DIP Lender may discuss any Borrower's business and financial condition and assets and liabilities with any Committee.

11.6.

Consent to Receivership.  Effective on and at all times after the Commitment Termination Date, and subject to DIP Agent obtaining appropriate stay relief, each Borrower irrevocably (a) stipulates and agrees that DIP Agent and Pre-Petition ABL Agent (collectively, the "Agents") may seek the appointment of a receiver for ABL Priority Collateral in the United States District Court for the Southern District of Ohio, the United States District Court for the District of Delaware, or any other judicial forum selected by an Agent (in each case, the "Receivership Court") on an expedited basis under Rule 65 of the Federal Rules of Civil Procedure or other Applicable Law or rules, (b) stipulates and agrees that absent appointment of a receiver, there is imminent danger that such ABL Priority Collateral will decline speedily in value and may dissipate or be lost, causing irreparable injury to the interests of Agents in such ABL Priority Collateral and leaving Agents without an adequate remedy at law, and that other good and sufficient grounds exist for appointment of such receiver, (c) waives any right that such Borrower may have to contest or to oppose the appointment of a receiver for such ABL Priority Collateral and irrevocably consents to the appointment of such a receiver by a Receivership Court, and (d) stipulates and agrees that among other things, any receiver that is appointed may be authorized to (i) enter any business premises and other facilities where any of such ABL Priority Collateral is located and to use such premises or other facilities to the extent necessary to foreclose upon and liquidate such ABL Priority Collateral, subject to the terms of the Intercreditor Agreements, (ii) collect, sell and otherwise dispose of such ABL Priority Collateral, subject to the terms of the Intercreditor Agreements, and (iii) borrow money from either of Pre-Petition ABL Lenders or DIP Lenders, with such borrowings to be treated as costs and expenses associated with protecting and preserving the Collateral that will constitute Pre-Petition ABL Lender Debt or Obligations (as applicable) secured by all of the Collateral.  Nothing herein shall be construed as an election of remedies or to require any Agent to pursue one remedy prior to exercising any other remedy, and each Agent shall be fully authorized to exercise any and all of its remedies separately and in any order or concurrently, to the fullest extent permitted by the Pre-Petition ABL Loan Documents, the DIP Loan Documents and Applicable Law and consistent with the Intercreditor Agreements.

SECTION 12.  DIP AGENT

12.1.

Appointment, Authority and Duties of DIP Agent.

12.1.1.  Each DIP Lender hereby irrevocably appoints and designates BofA as DIP Agent to act as herein specified.  DIP Agent may, and each DIP Lender irrevocably authorizes DIP Agent to, enter into all DIP Loan Documents to which DIP Agent or such DIP Lender is or is intended to be a party and all amendments hereto and all DIP Security Documents at any time executed by any Borrower, for the benefit of DIP Agent and the Pro Rata benefit of DIP Lenders and, except as otherwise provided in this Section 12, to exercise such rights and powers under this Agreement and the other DIP Loan Documents as are specifically delegated to DIP Agent by the terms hereof and thereof, together with such other rights and powers as are reasonably incidental thereto.  Each DIP Lender agrees that any action taken by DIP Agent or the Required DIP Lenders in accordance with the provisions of this Agreement or any of the other DIP Loan Documents, and the exercise by DIP Agent or the Required DIP Lenders of any of the rights or powers set forth herein or therein, together with such other rights and powers as are reasonably incidental thereto, shall be authorized and binding upon all DIP Lenders.  Without limiting the generality of the foregoing, DIP Agent shall have the sole and exclusive right and authority to (i) act as the disbursing and collecting agent for DIP Lenders with respect to all payments and collections arising in connection with this Agreement and the other DIP Loan Documents; (ii) execute and deliver as DIP Agent each DIP Loan Document and accept delivery of each such agreement delivered by any or all Borrowers or any other Obligor; (iii) act as collateral agent for DIP Lenders for purposes of the perfection of all security interests and Liens created by this Agreement or the DIP Security Documents with respect to all material items of the Collateral and, subject to the direction of Required DIP Lenders, for all other purposes stated therein; provided that DIP Agent hereby appoints, authorizes and directs each DIP Lender to act as a collateral sub-agent for DIP Agent and the other DIP Lenders for purposes of the perfection of all security interests and Liens with respect to a Borrower’s Deposit Accounts maintained with, and all cash and Cash Equivalents held by, such DIP Lender; (iv) subject to the direction of Required DIP Lenders, manage, supervise or otherwise deal with the Collateral; and (v) take any Enforcement Action or otherwise exercise any rights or remedies with respect to any of the Collateral under the DIP Loan Documents relating thereto, Applicable Law or otherwise.  The duties of DIP Agent shall be ministerial and administrative in nature, and DIP Agent shall not have by reason of this Agreement or any other DIP Loan Document a fiduciary relationship with any DIP Secured Party (or any DIP Lender’s Participants).  Unless and until its authority to do so is revoked in writing by Required DIP Lenders, DIP Agent alone shall be authorized to determine whether any Accounts or Inventory constitute Eligible Accounts or eligible Inventory (basing such determination in each case upon the meanings given to such terms in Appendix A), or whether to impose or release any reserve, and to exercise its own credit judgment in connection therewith, which determinations and judgments, if exercised in good faith, shall exonerate DIP Agent from any liability to DIP Secured Parties or any other Person for any errors in judgment.

12.1.2.  DIP Agent (which term, as used in this sentence, shall include reference to DIP Agent’s officers, directors, employees, attorneys, agents and Affiliates and to the officers, directors, employees, attorneys and agents of DIP Agent’s Affiliates) shall not:  (i) have any duties or responsibilities except those expressly set forth in this Agreement and the other DIP Loan Documents or (ii) be required to take, initiate or conduct any litigation, foreclosure or collection proceedings hereunder or under any of the other DIP Loan Documents except to the extent directed to do so by the Required DIP Lenders during the continuance of any Event of Default.  The conferral upon DIP Agent of any right or power hereunder shall not imply a duty on DIP Agent’s part to exercise any such right or power unless instructed to do so by the Required DIP Lenders in accordance with this Agreement.

12.1.3.  DIP Agent may perform any of its duties by or through its agents and employees and may employ and consult with DIP Agent Professionals and shall be entitled to act upon, and shall be fully protected in any action taken in good faith reliance upon, any advice given by a DIP Agent Professional. DIP Agent shall not be responsible for the negligence or misconduct of any such agents, employees or DIP Agent Professionals selected by DIP Agent with reasonable care.

12.1.4.  The rights, remedies, powers and privileges conferred upon DIP Agent hereunder and under the other DIP Loan Documents may be exercised by DIP Agent without the necessity of the joinder of any other parties unless otherwise required by Applicable Law.  If DIP Agent shall request instructions from the Required DIP Lenders with respect to any act or action (including the failure to act) in connection with this Agreement or any of the other DIP Loan Documents, DIP Agent shall be entitled to refrain from such act or taking such action unless and until DIP Agent shall have received instructions from Required DIP Lenders; and DIP Agent shall not incur liability to any Person by reason of so refraining.  Without limiting the foregoing, no DIP Secured Party shall have any right of action whatsoever against DIP Agent as a result of DIP Agent acting or refraining from acting hereunder or under any of the DIP Loan Documents pursuant to or in accordance with the instructions of the Required DIP Lenders except for DIP Agent’s own gross negligence or willful misconduct in connection with any action taken by it.  Notwithstanding anything to the contrary contained in this Agreement, DIP Agent shall not be required to take any action that is in its opinion contrary to Applicable Law or the terms of any of the DIP Loan Documents or that would in its opinion subject it or any of its officers, employees or directors to personal liability; provided, however, that if DIP Agent shall fail or refuse to take action that is not contrary to Applicable Law or to any of the terms of any of the DIP Loan Documents even if such action in DIP Agent’s opinion would subject it to potential liability, the Required DIP Lenders may remove DIP Agent and appoint a successor DIP Agent in the same manner and with the same effect as is provided in this Agreement with respect to DIP Agent’s resignation.

12.1.5.  DIP Agent shall promptly, upon receipt thereof, forward to each DIP Lender (i) copies of any significant written notices, reports, certificates and other information received by DIP Agent from any Obligor (but only if and to the extent such Obligor is not required by the terms of the DIP Loan Documents to supply such information directly to DIP Lenders) with respect to any Borrower or any Collateral, (ii) copies of the results of any field audits or Inventory Appraisals with respect to any Borrower, and (iii) copies of any Borrowing Base Certificate delivered by Borrowers (all such documents described in subparagraphs (i) through (iii) being hereinafter referred to collectively as the "Reports").  DIP Agent shall have no liability to any DIP Secured Party for any errors in or omissions from any Report, unless such error or omission was the direct result of DIP Agent’s willful misconduct. Each DIP Lender agrees (a) that neither BofA nor DIP Agent makes any representation or warranty as to the accuracy or completeness of any Report and that neither BofA nor DIP Agent shall be liable for any information contained in or omitted from any Report; (b) that the Reports are not intended to be comprehensive audits or examinations, and that DIP Agent or any other Person performing any audit or examination will inspect only specific information regarding Borrowers, the Obligations or the Collateral and will rely significantly upon Borrowers' books and records as well as upon representations of Borrowers' officers and employees; and (c) to keep all Reports confidential and strictly for such DIP Lender's internal use, and not to distribute any Report (or the contents thereof) to any Person (except to such DIP Lender's Participants, attorneys and accountants) or use any Report in any manner other than administration of the Revolver Loans and other Obligations.  Each DIP Lender agrees to indemnify and hold harmless DIP Agent and any other Person preparing a Report from any action such DIP Lender may take as a result of or any conclusion it may draw from any Report, as well as from any Claims arising as a direct or indirect result of DIP Agent furnishing a Report to such DIP Lender.

12.2.

Agreements Regarding Collateral.  DIP Secured Parties hereby irrevocably authorize DIP Agent, at its option and in its discretion, to release any Lien upon any Collateral (i) upon Full Payment of the Obligations; (ii) which is sold or disposed of in accordance with the terms of this Agreement if Borrowers certify to DIP Agent that the disposition is made in compliance with the terms of this Agreement (and DIP Agent may rely conclusively on any such certificate, without further inquiry); (iii) having a value of less than $1,000,000 in the aggregate during any 12 month period; (iv) which constitutes Term Loan Priority Collateral, if required to pursuant to the Intercreditor Agreements; or (v) if approved or ratified by Required DIP Lenders. DIP Agent shall, if directed to do so by Required DIP Lenders, release any Lien upon any Collateral having a value of less than $1,000,000 in the aggregate during any 12 month period. Except as expressly authorized or required by this Agreement or Applicable Law, DIP Agent shall not execute any release or termination of any Lien upon any of the Collateral without the prior written authorization of all DIP Lenders and other DIP Secured Parties.  DIP Agent shall have no obligation whatsoever to any of the DIP Secured Parties to assure that any of the Collateral exists or is owned by a Borrower or is cared for, protected or insured or has been encumbered, or that DIP Agent’s Liens have been properly or sufficiently or lawfully created, perfected, protected or enforced or entitled to any particular priority or to exercise any duty of care with respect to any of the Collateral.

12.3.

Reliance By DIP Agent.  DIP Agent shall be entitled to rely, and shall be fully protected in so relying, upon any certification, notice or other communication (including any thereof by telephone, telex, telegram, telecopier message or cable) believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of DIP Agent Professionals.  As to any matters not expressly provided for by this Agreement or any of the other DIP Loan Documents, DIP Agent shall in all cases be fully protected in acting or refraining from acting hereunder and thereunder in accordance with the instructions of Required DIP Lenders, and such instructions of Required DIP Lenders, and any action taken or failure to act pursuant thereto shall be binding upon DIP Secured Parties.

12.4.

Action Upon Default.  DIP Agent shall not be deemed to have knowledge of the occurrence of a Default or an Event of Default unless DIP Agent has received written notice from the Required DIP Lenders or any or all Borrowers specifying the occurrence and nature of such Default or Event of Default.  If DIP Agent shall receive such a notice of a Default or an Event of Default or shall otherwise acquire actual knowledge of any Default or Event of Default, DIP Agent shall promptly notify DIP Lenders in writing, and DIP Agent shall take such action and assert such rights under this Agreement and the other DIP Loan Documents, or shall refrain from taking such action and asserting such rights, as the Required DIP Lenders shall direct from time to time.  If any DIP Lender shall receive a notice of a Default or an Event of Default or shall otherwise acquire actual knowledge of any Default or Event of Default, such DIP Lender shall promptly notify DIP Agent and the other DIP Lenders in writing.  As provided in Section 12.3 hereof, DIP Agent shall not be subject to any liability by reason of acting or refraining to act pursuant to any request of the Required DIP Lenders except for DIP Agent's own willful misconduct or gross negligence in connection with any action taken by it.  Before directing DIP Agent to take or refrain from taking any action or asserting any rights or remedies under this Agreement and the other DIP Loan Documents on account of any Event of Default, the Required DIP Lenders shall consult with and seek the advice of (but without having to obtain the consent of) each other DIP Lender, and promptly after directing DIP Agent to take or refrain from taking any such action or asserting any such rights, the Required DIP Lenders will so advise each other DIP Lender of the action taken or refrained from being taken and, upon request of any DIP Lender, will supply information concerning actions taken or not taken.  In no event shall the Required DIP Lenders, without the prior written consent of each DIP Lender, direct DIP Agent to accelerate and demand payment of the Revolver Loans held by one DIP Lender without accelerating and demanding payment of all other Revolver Loans or to terminate the Commitments of one or more DIP Lenders without terminating the Commitments of all DIP Lenders.  Each DIP Secured Party agrees that, except as otherwise provided in any of the DIP Loan Documents and without the prior written consent of the Required DIP Lenders, such DIP Secured Party will not take any Enforcement Action, accelerate or otherwise enforce its portion of the Obligations under any DIP Loan Documents. Without limiting the generality of the foregoing, none of DIP Secured Parties may exercise any right that any DIP Secured Party might otherwise have under Applicable Law to credit bid at foreclosure sales, Section 363 sales, UCC sales or other similar sales or dispositions of any of the Collateral except as authorized by the Required DIP Lenders.  Notwithstanding anything to the contrary set forth in this Section 12.4 or elsewhere in this Agreement, each DIP Lender shall be authorized to take such action to preserve or enforce its rights against any Obligor where a deadline or limitation period is otherwise applicable and would, absent the taking of specified action, bar the enforcement of Obligations held by such DIP Lender against such Obligor, including the filing of proofs of claim in any Insolvency Proceeding.

12.5.

Ratable Sharing.  If any DIP Lender shall obtain any payment or reduction (including any amounts received as adequate protection of a bank account deposit treated as cash collateral under the Bankruptcy Code) of any Obligation of Borrowers hereunder (whether voluntary, involuntary, through the exercise of any right of set off or otherwise) in excess of its Pro Rata share of payments or reductions on account of such Obligations obtained by all DIP Lenders, such DIP Lender shall forthwith (i) notify the other DIP Lenders and DIP Agent of such receipt and (ii) purchase from the other DIP Lenders such participations in the affected Obligations as shall be necessary to cause such purchasing DIP Lender to share the excess payment or reduction, net of costs incurred in connection therewith, on a Pro Rata basis; provided that if all or any portion of such excess payment or reduction is thereafter recovered from such purchasing DIP Lender or additional costs are incurred, the purchase shall be rescinded and the purchase price restored to the extent of such recovery or such additional costs, but without interest.  Each Borrower agrees that any DIP Lender so purchasing a participation from another DIP Lender pursuant to this Section 12.5 may, to the fullest extent permitted by Applicable Law, exercise all of its rights of payment (including the right of set off) with respect to such participation as fully as if such DIP Lender were the direct creditor of Borrowers in the amount of such participation; provided that no DIP Lender shall set off against any Dominion Account without DIP Agent’s prior consent.  Notwithstanding the foregoing, if a Defaulting DIP Lender obtains a payment or reduction of any Obligation, it shall immediately turn over the amount thereof to DIP Agent for application under Section 3.2.2, and such Defaulting DIP Lender shall provide a written statement to DIP Agent describing the Obligation affected by such payment or reduction.

12.6.

Indemnification of DIP Agent.

12.6.1.  Each DIP Lender agrees to indemnify and defend DIP Agent Indemnitees (to the extent not reimbursed by Borrowers under this Agreement, and without limiting the indemnification obligation of Borrowers under this Agreement), on a Pro Rata basis, and to hold each of DIP Agent Indemnitees harmless from and against, any and all Claims which may be imposed on, incurred by or asserted against any of DIP Agent Indemnitees in any way related to or arising out of this Agreement or any of the other DIP Loan Documents or any other document contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (including the costs and expenses which Borrowers are obligated to pay under Section 14.2 hereof or amounts DIP Agent may be called upon to pay in connection with any lockbox or Dominion Account arrangement contemplated hereby) or the enforcement of any of the terms hereof or thereof or of any such other documents; provided that no DIP Lender shall be liable to any DIP Agent Indemnitee for any of the foregoing to the extent that they result solely from the willful misconduct or gross negligence of such DIP Agent Indemnitee.

12.6.2.  Without limiting the generality of the foregoing provisions of this Section 12.6, if DIP Agent should be sued by any receiver, trustee in bankruptcy, debtorinpossession or other Person on account of any alleged preference or fraudulent transfer received or alleged to have been received from any Borrower or any other Obligor as the result of any transaction under the DIP Loan Documents, then in such event any monies paid by DIP

Agent in settlement or satisfaction of such suit, together with all Extraordinary Expenses incurred by DIP Agent in the defense of same, shall be promptly reimbursed to DIP Agent by each DIP Lender to the extent of its Pro Rata share.

12.6.3.  Without limiting the generality of the foregoing provisions of this Section 12.6, if at any time (whether prior to or after the Commitment Termination Date) any action or proceeding shall be brought against any of DIP Agent Indemnitees by an Obligor or by any other Person claiming by, through or under an Obligor, to recover damages for any act taken or omitted by DIP Agent under any of the DIP Loan Documents or in the performance of any rights, powers or remedies of DIP Agent against any Obligor, any Account Debtor, the Collateral or with respect to any Revolver Loans, or to obtain any other relief of any kind on account of any transaction involving any DIP Agent Indemnitees under or in relation to any of the DIP Loan Documents, each DIP Lender agrees to indemnify, defend and hold DIP Agent Indemnitees harmless with respect thereto and to pay to DIP Agent Indemnitees such DIP Lender’s Pro Rata share of such amount as any of DIP Agent Indemnitees shall be required to pay by reason of a judgment, decree, or other order entered in such action or proceeding or by reason of any compromise or settlement agreed to by DIP Agent Indemnitees, including all interest and costs assessed against any of DIP Agent Indemnitees in defending or compromising such action, together with attorneys’ fees and other legal expenses paid or incurred by DIP Agent Indemnitees in connection therewith; provided, however, that no DIP Lender shall be liable to any DIP Agent Indemnitee for any of the foregoing to the extent that they arise solely from the willful misconduct or gross negligence of such DIP Agent Indemnitee.  In DIP Agent’s discretion, DIP Agent may also reserve for or satisfy any such judgment, decree or order from proceeds of Collateral prior to any distributions therefrom to or for the account of DIP Lenders.

12.7.

Limitation on Responsibilities of DIP Agent.  DIP Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall have received further assurances to its satisfaction from DIP Lenders of their indemnification obligations under Section 12.6 hereof against any and all Claims which may be incurred by DIP Agent by reason of taking or continuing to take any such action.  DIP Agent shall not be liable to any DIP Secured Party (or any DIP Lender’s participants) for any action taken or omitted to be taken under or in connection with this Agreement or the other DIP Loan Documents except as a result of actual gross negligence or willful misconduct on the part of DIP Agent.  DIP Agent does not assume any responsibility for any failure or delay in performance or breach by any Obligor or any DIP Secured Party of its obligations under this Agreement or any of the other DIP Loan Documents.  DIP Agent does not make to any DIP Secured Party, and no DIP Secured Party makes to DIP Agent or the other DIP Secured Parties, any express or implied warranty, representation or guarantee with respect to the Revolver Loans, the Collateral, the DIP Loan Documents or any Obligor.  Neither DIP Agent nor any of its officers, directors, agents, attorneys or employees shall be responsible to any DIP Secured Party, and no DIP Secured Party or any of its officers, directors, employees, attorneys or agents shall be responsible to DIP Agent or the other DIP Secured Parties, for: (i) any recitals, statements, information, representations or warranties contained in any of the DIP Loan Documents or in any certificate or other document furnished pursuant to the terms thereof; (ii) the execution, validity, genuineness, effectiveness or enforceability of, any of the DIP Loan Documents; (iii) the validity, genuineness, enforceability, collectibility, value, sufficiency or existence of any Collateral, or the perfection or priority of any Lien therein; or (iv) the assets, liabilities, financial condition, results of operations, business, creditworthiness or legal status of any Obligor or any Account Debtor.  Neither DIP Agent nor any of its officers, directors, employees, attorneys or agents shall have any obligation to any DIP Secured Party to ascertain or inquire into the existence of any Default or Event of Default, the observance or performance by any Obligor of any of the duties or agreements of such Obligor under any of the DIP Loan Documents, or the satisfaction of any conditions precedent contained in any of the DIP Loan Documents.  DIP Agent may consult with and employ DIP Agent Professionals and shall be entitled to act upon, and shall be fully protected in any action taken in good faith reliance upon, any advice given by such DIP Agent Professionals.

12.8.

Successor DIP Agent and Co-DIP Agents.

12.8.1.  Subject to the appointment and acceptance of a successor DIP Agent as provided below, DIP Agent may resign at any time by giving at least thirty (30) days written notice thereof to each DIP Lender and Borrowers.  Upon receipt of any notice of such resignation, the Required DIP Lenders, after prior consultation with (but without having to obtain consent of) each DIP Lender, shall have the right to appoint a successor DIP Agent which shall be (i) a DIP Lender, (ii) a United States based Affiliate of a DIP Lender or (iii) a commercial bank that is organized under the laws of the United States or of any State thereof and has a combined capital surplus of at least $200,000,000 and, provided no Default or Event of Default then exists, is reasonably acceptable to Borrowers (and for purposes hereof, any successor to BofA shall be deemed acceptable to Borrowers).  Upon the acceptance by a successor DIP Agent of an appointment to serve as a DIP Agent hereunder, such successor DIP Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring DIP Agent without further act, deed or conveyance, and the retiring DIP Agent shall be discharged from its duties and obligations hereunder.  After any retiring DIP Agent’s resignation hereunder as DIP Agent, the provisions of this Section 12 (including the provisions of Section 12.6 hereof) shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as DIP Agent.  Notwithstanding anything to the contrary contained in this Agreement, any successor by merger or acquisition of the stock or assets of BofA shall continue to be DIP Agent hereunder, unless such successor shall resign in accordance with the provisions hereof.

12.8.2.  It is the purpose of this Agreement that there shall be no violation of any Applicable Law denying or restricting the right of financial institutions to transact business as agent or otherwise in any jurisdiction.  It is recognized that, in case of litigation under any of the DIP Loan Documents, or in case DIP Agent deems that by reason of present or future laws of any jurisdiction DIP Agent might be prohibited from exercising any of the powers, rights or remedies granted to DIP Agent or DIP Lenders hereunder or under any of the DIP Loan Documents or from holding title to or a Lien upon any Collateral or from taking any other action which may be necessary hereunder or under any of the DIP Loan Documents, DIP Agent may appoint an additional Person as a separate collateral agent or co-collateral agent which is not so prohibited from taking any of such actions or exercising any of such powers, rights or remedies.  If DIP Agent shall appoint an additional Person as a separate collateral agent or co-collateral agent as provided above, each and every remedy, power, right, claim, demand or cause of action intended by any of the DIP Loan Documents to be exercised by or vested in or conveyed to DIP Agent with respect thereto shall be exercisable by and vested in such separate collateral agent or co-collateral agent, but only to the extent necessary to enable such separate collateral agent or co-collateral agent to exercise such powers, rights and remedies, and every covenant and obligation necessary to the exercise thereof by such separate collateral agent or co-collateral agent shall run to and be enforceable by either of them.  Should any instrument from DIP Lenders be required by the separate collateral agent or co-collateral agent so appointed by DIP Agent in order more fully and certainly to vest in and confirm to him or it such rights, powers, duties and obligations, any and all of such instruments shall, on request, be executed, acknowledged and delivered by DIP Lenders whether or not a Default or Event of Default then exists.  In case any separate collateral agent or co-collateral agent, or a successor to either, shall die, become incapable of acting, resign or be removed, all the estates, properties, rights, powers, duties and obligations of such separate collateral agent or co-collateral agent, so far as permitted by Applicable Law, shall vest in and be exercised by DIP Agent until the appointment of a new collateral agent or successor to such separate collateral agent or co-collateral agent.

12.9.

Consents, Amendments and Waivers; Overadvances.

12.9.1.  No amendment or modification of any provision of this Agreement or any other DIP Loan Document shall be effective without the prior written agreement of the Required DIP Lenders and Borrowers, and no waiver of any Default or Event of Default shall be effective without the prior written consent of the Required DIP Lenders; provided, however, that

(i)

without the prior written consent of DIP Agent, no amendment or waiver shall be effective with respect to any provision of any of the DIP Loan Documents (including this Section 12) to the extent such provision relates to the rights, remedies, duties, discretion or immunities of DIP Agent;

(ii)

without the prior written consent of Letter of Credit Issuer, no amendment to the provisions of Sections 1.2 and, without the prior written consent of BofA, no amendment to the provisions of Section 3.1.3 shall be effective;

(iii)

without the prior written consent of each affected DIP Lender (including a Defaulting DIP Lender), no amendment, modification or waiver shall be effective that would (a) increase the Commitment of such DIP Lender or (b) reduce the amount of, or waive or delay or extend the time for any payment or repayment of, any principal, interest or fees payable to such DIP Lender;

(iv)

without the prior written consent of all DIP Lenders (except a Defaulting DIP Lender as provided in Section 3.2 of this Agreement), (a) no amendment, modification or waiver shall be effective that would alter the provisions of Sections 4.6, 4.7 or 12.9.1, (b) no amendment, modification or waiver shall be effective that would amend (1) the definitions of “Pro Rata” or “Required DIP Lenders,” or any provision of this Agreement obligating DIP Agent to take certain actions at the direction of the Required DIP Lenders, or any provision of any of the DIP Loan Documents regarding the Pro Rata treatment or obligations of DIP Lenders or (2) the definition of “Borrowing Base” (and the other defined terms used in such definition) if the effect would be to increase the amount of Availability, (c) no amendment, modification or waiver shall be effective that would increase any advance rate above the levels in effect on the Closing

Date, (d) no amendment, modification or waiver shall be effective that would subordinate the payment of any of the Obligations to any other Debt or the priority of any Liens granted to DIP Agent under any of the DIP Loan Documents to Liens granted to any other Person, except for Liens granted by an Obligor to financial institutions with respect to amounts on deposit with such financial institutions to cover returned items, processing and analysis charges and other charges in the Ordinary Course of Business that relate to deposit accounts with such financial institutions, (e) no amendment, modification or waiver shall be effective that would release any Obligor from liability for any of the Obligations, or (f) no amendment, modification or waiver shall be effective that would release all or substantially all of the Collateral; and

(v)

Schedule 2 to the Pre-Petition ABL Loan Agreement may be amended or supplemented from time to time in accordance with the definition of “Specified Account Debtor”.

No DIP Lender shall be authorized to amend or modify any Note held by it, unless such amendment or modification is consented to in writing by all DIP Lenders; provided, however, that the foregoing shall not be construed to prohibit an amendment or modification to any provision of this Agreement that may be effected pursuant to this Section 12.9.1 by agreement of Borrowers and the Required DIP Lenders even though such an amendment or modification results in an amendment or modification of the Notes by virtue of the incorporation by reference in each of the Notes of this Agreement.  The making of any Revolver Loans hereunder by any DIP Lender during the existence of a Default or Event of Default shall not be deemed to constitute a waiver by such DIP Lender of such Default or Event of Default.  Any waiver or consent granted by any DIP Lender hereunder shall be effective only if in writing and then only in the specific instance and for the specific purpose for which it was given.

12.9.2.  In connection with any proposed amendment to any of the DIP Loan Documents or waiver of any of the terms thereof or any Default or Event of Default thereunder, no Borrower shall solicit, request or negotiate for or with respect to any such proposed amendment or waiver of any of the provisions of this Agreement or any of the other DIP Loan Documents unless each DIP Lender shall be informed thereof by Borrowers or DIP Agent (to the extent known by DIP Agent) and shall be afforded an opportunity of considering the same and supplied by Borrowers with sufficient information to enable each DIP Lender to make an informed decision with respect thereto.  No Borrower will, directly or indirectly, pay or cause to be paid any remuneration or other thing of value, whether by way of supplemental or additional interest, fee or otherwise, to any DIP Lender (in its capacity as a DIP Lender hereunder) as consideration for or as an inducement to the consent to or agreement by such DIP Lender with any waiver or amendment of any of the terms and provisions of this Agreement or any of the other DIP Loan Documents unless such remuneration or thing of value is concurrently paid, on the same terms, on a Pro Rata basis to all DIP Lenders.

12.9.3.  DIP Agent may require DIP Lenders to honor requests by U.S. Borrowers for Out of Formula Loans (in which event, and notwithstanding anything to the contrary set forth in Section 1.1.1 or elsewhere in this Agreement, DIP Lenders shall continue to make Revolver Loans up to their Pro Rata share of the Commitments) and to forbear from requiring Borrowers to cure an Out of Formula Condition, (1) when no Event of Default exists (or if an Event of Default exists, when the existence of such Event of Default is not known by DIP Agent), if and for so long as (i) such Out of Formula Condition does not continue for a period of more than fifteen (15) consecutive days, following which no Out of Formula Condition exists for at least fifteen (15) consecutive days before another Out of Formula Condition exists (provided, however, there shall not be more than four (4) of such fifteen (15) day Out of Formula Condition periods during any Fiscal Year), (ii) the amount of the Revolver Loans outstanding at any time does not exceed the aggregate Commitments at such time, and (iii) the Out of Formula Condition (including the Out of Formula Condition after the making of any such Revolver Loan pursuant to this Section 12.9.3) is not known by DIP Agent at the time in question to exceed $10,000,000; and (2) regardless of whether or not an Event of Default exists, if DIP Agent discovers the existence of an Out of Formula Condition not previously known by it to exist, DIP Lenders shall be obligated to continue making such Revolver Loans as directed by DIP Agent only (A) if the amount of the Out of Formula Condition is not increased by more than $2,500,000 above the amount determined by DIP Agent to exist on the date of discovery thereof and (B) for a period not to exceed five (5) Business Days.  Notwithstanding the foregoing, the sum of (I) the aggregate amount of Out of Formula Loans plus (II) the aggregate amount of Protective Advances made pursuant to Section 12.9.4 then outstanding, shall not exceed an aggregate amount equal to 10% of the Borrowing Base.  In no event shall any Borrower or any other Obligor be deemed to be a beneficiary of this Section 12.9.3 or authorized to enforce any of the provisions of this Section 12.9.3. The Required DIP Lenders may at any time revoke DIP Agent’s authority to make further Out of Formula Loans by written notice to DIP Agent.  Absent such revocation, DIP Agent’s determination that funding of an Out of Formula Loan is appropriate shall be conclusive.

12.9.4.  DIP Agent shall be authorized, in its discretion, at any time that any conditions in Section 10 are not satisfied, to make Revolver Loans (“Protective Advances”) (i) up to an aggregate amount of 10% of the Borrowing Base outstanding at any time, if DIP Agent deems such Protective Advances necessary or desirable to preserve or protect Collateral, or to enhance the collectibility or repayment of Obligations; or (ii) to pay any other amounts chargeable to Obligors under any DIP Loan Documents, including costs, fees and expenses.  Notwithstanding the foregoing, the sum of (I) the aggregate amount of Protective Advances plus (II) the aggregate amount of Out of Formula Loans made pursuant to Section 12.9.3 then outstanding, shall not exceed an aggregate amount equal to 10% of the Borrowing Base.  Notwithstanding anything herein to the contrary, each DIP Lender shall participate in each Protective Advance on a Pro Rata basis. The Required DIP Lenders may at any time revoke DIP Agent’s authority to make further Protective Advances by written notice to DIP Agent.  Absent such revocation, DIP Agent’s determination that funding of a Protective Advance is appropriate shall be conclusive.

12.10.

Due Diligence and Non-Reliance.  Each DIP Lender hereby acknowledges and represents that such DIP Lender has, independently and without reliance upon DIP Agent or the other DIP Lenders, and based upon such documents, information and analyses as such DIP Lender has deemed appropriate, made its own credit analysis of each Obligor and its own decision to enter into this Agreement and the other DIP Loan Documents and to fund the Loans to be made by such DIP Lender hereunder and to purchase participations in the Letter of Credit Outstandings pursuant to Section 1.2.8 hereof, and each DIP Lender has made such inquiries concerning the DIP Loan Documents, the Collateral and each Obligor as such DIP Lender feels necessary and appropriate, and has taken such care on its own behalf as would have been the case had such DIP Lender entered into this Agreement and the other DIP Loan Documents without the intervention or participation of the other DIP Lenders or DIP Agent.  Each DIP Lender hereby further acknowledges and represents that the other DIP Lenders and DIP Agent have not made any representations or warranties to such DIP Lender concerning any Obligor, any of the Collateral or the legality, validity, sufficiency or enforceability of any of the DIP Loan Documents.  Each DIP Lender also hereby acknowledges that it will, independently and without reliance upon the other DIP Lenders or DIP Agent, and based upon such financial statements, documents and information as it deems appropriate at the time, continue to make and rely upon its own credit decisions in making Loans and in taking or refraining to take any other action under this Agreement or any of the other DIP Loan Documents.  Except for notices, reports and other information expressly required to be furnished to DIP Lenders by DIP Agent hereunder, DIP Agent shall not have any duty or responsibility to provide any DIP Lender with any notices, reports or certificates furnished to DIP Agent by any Obligor or any credit or other information concerning the affairs, financial condition, business or Properties of any Obligor (or any of its Affiliates) which may come into possession of DIP Agent or any of DIP Agent’s Affiliates.

12.11.

Representations and Warranties of DIP Lenders.  By its execution of this Agreement, each DIP Lender hereby represents and warrants to each Borrower and the other DIP Lenders that it has the power to enter into and perform its obligations under this Agreement and the other DIP Loan Documents, and that it has taken all necessary and appropriate action to authorize its execution and performance of this Agreement and the other DIP Loan Documents to which it is a party, each of which will be binding upon it and the obligations imposed upon it herein or therein will be enforceable against it in accordance with the respective terms of such documents.

12.12.

Required DIP Lenders.  As to any provisions of this Agreement or the other DIP Loan Documents under which action may or is required to be taken upon direction or approval of the Required DIP Lenders, the direction or approval of the Required DIP Lenders shall be binding upon each DIP Lender to the same extent and with the same effect as if each DIP Lender had joined therein.  Notwithstanding anything to the contrary contained in this Agreement, Borrowers shall not be deemed to be a beneficiary of, or be entitled to enforce, sue upon or assert as a defense to any of the Obligations, any provisions of this Agreement that requires DIP Agent or any DIP Lender to act, or conditions their authority to act, upon the direction or consent of the Required DIP Lenders; and any action taken by DIP Agent or any DIP Lender that requires the consent or direction of the Required DIP Lenders as a condition to taking such action shall, insofar as Borrowers are concerned, be presumed to have been taken with the requisite consent or direction of the Required DIP Lenders.

12.13.

Several Obligations.  The obligations and commitments of each DIP Lender under this Agreement and the other DIP Loan Documents are several, and neither DIP Agent nor any DIP Lender shall be responsible for the performance by any other DIP Lender of its obligations or commitments hereunder or thereunder.  Notwithstanding any liability of DIP Lenders stated to be joint and several to third Persons under any of the DIP Loan Documents, such liability shall be shared, as among DIP Lenders, Pro Rata according to the respective Commitments of DIP Lenders.

12.14.

DIP Agent in its Individual Capacity.

  With respect to its obligation to lend under this Agreement, the Revolver Loans made by it and each Note issued to it, BofA, as a DIP Lender, shall have the same rights and powers hereunder and under the other DIP Loan Documents as any other DIP Lender or holder of a Note and may exercise the same as though it were not performing the duties specified herein in its capacity as DIP Agent; and the terms “DIP Lenders,” “Required DIP Lenders,” or any similar term shall, unless the context clearly otherwise indicates, include BofA in its capacity as a DIP Lender.  BofA and its Affiliates may each accept deposits from, maintain deposits or credit balances for, invest in, lend money to, act as trustee under indentures of, serve as financial advisor to, and generally engage in any kind of business with any Borrower or any other Obligor, or any Affiliate of a Borrower or any other Obligor, as if it were any other bank and without any duty to account therefor (or for any fees or other consideration received in connection therewith) to the other DIP Lenders. In their individual capacities, BofA and its Affiliates may receive information regarding a Borrower, its Affiliates and its Account Debtors (including information subject to confidentiality obligations), and each DIP Lender agrees that BofA and its Affiliates shall be under no obligation to provide such information to DIP Lenders, if acquired in such individual capacity and not as DIP Agent hereunder.

12.15.

Third Party Beneficiaries.  This Section 12 is an agreement solely among DIP Lenders and DIP Agent, and shall survive Full Payment of the Obligations. This Section 12 is not intended to confer any rights or benefits upon any Borrower or any other Person except DIP Lenders and DIP Agent, and no Person (including any or all Borrowers) other than DIP Lenders and DIP Agent shall have any right to enforce any of the provisions of this Section 12 except as expressly provided in Section 12.17 hereof.  As between Borrowers and DIP Agent, any action that DIP Agent may take or purport to take on behalf of DIP Lenders under any of the DIP Loan Documents shall be conclusively presumed to have been authorized and approved by DIP Lenders as herein provided.

12.16.

Notice of Transfer.  DIP Agent may deem and treat a DIP Lender party to this Agreement as the owner of such DIP Lender’s portion of the Revolver Loans for all purposes, unless and until a written notice of the assignment or transfer thereof executed by such DIP Lender has been received by DIP Agent.

12.17.

Replacement of Certain DIP Lenders.  If a DIP Lender (“Affected DIP Lender”) (i) is a Defaulting DIP Lender, (ii) shall have requested compensation from Borrowers under Section 2.7 to recover increased costs incurred by such DIP Lender (or its parent or holding company) which are not being incurred generally by the other DIP Lenders (or their respective parents or holding companies), (iii) shall have delivered a notice pursuant to Section 2.6 hereof claiming that such DIP Lender is unable to extend LIBOR Loans to U.S. Borrowers for reasons not generally applicable to the other DIP Lenders, or (iv) fails to give its consent to any amendment, waiver or action for which consent of all DIP Lenders or each DIP Lender affected thereby was required and the Required DIP Lenders consented, then, in any such case and in addition to any other rights and remedies that DIP Agent, any other DIP Lender or any Borrower may have against such Affected DIP Lender, any Borrower or DIP Agent may, within 120 days after such event, make written demand on such Affected DIP Lender (with a copy to DIP Agent in the case of a demand by a Borrower and a copy to Borrowers in the case of a demand by DIP Agent) for the Affected DIP Lender to assign, and such Affected DIP Lender shall assign pursuant to one or more duly executed Assignment and Acceptances within five (5) Business Days after the date of such demand, to one or more DIP Lenders willing to accept such assignment or assignments, or to one or more Eligible Assignees designated by DIP Agent, all of such Affected DIP Lender’s rights and obligations under this Agreement (including its Commitments and all Revolver Loans owing to it) in accordance with Section 13 hereof.  DIP Agent is hereby irrevocably authorized to execute one or more Assignment and Acceptances as attorney-in-fact for any Affected DIP Lender which fails or refuses to execute and deliver the same within five (5) Business Days after the date of such demand.  The Affected DIP Lender shall be entitled to receive, in cash and concurrently with execution and delivery of each such Assignment and Acceptance, all amounts owed to the Affected DIP Lender hereunder or under any other DIP Loan Document, including the aggregate outstanding principal amount of the Revolver Loans owed to such Affected DIP Lender, together with accrued interest thereon and any fees owed to such Affected DIP Lender through the date of such assignment.  Upon the replacement of any Affected DIP Lender pursuant to this Section 12.17, such Affected DIP Lender shall cease to have any participation in, entitlement to, or other right to share in the Liens of DIP Agent in any Collateral, and such Affected DIP Lender shall have no further liability to DIP Agent, any DIP Lender or any other Person under any of the DIP Loan Documents (except as provided in Section 12.6 hereof as to events or transactions which occur prior to the replacement of such Affected DIP Lender), including any commitment to make Revolver Loans or purchase participations in Letter of Credit Outstandings.

12.18.

Remittance of Payments and Collections.

12.18.1.  All payments by any DIP Lender to DIP Agent shall be made not later than the time set forth elsewhere in this Agreement on the Business Day such payment is due; provided, however, that if such payment is due on demand by DIP Agent and such demand is made on the paying DIP Lender after 12:00 noon on such Business Day, then payment shall be made by 12:00 noon on the next Business Day.  Payment by DIP Agent to any DIP Lender shall be made by wire transfer, promptly following DIP Agent’s receipt of funds for the account of such DIP Lender and in the type of funds received by DIP Agent; provided, however, that if DIP Agent receives such funds at or prior to 12:00 noon, DIP Agent shall pay such funds to such DIP Lender by 2:00 p.m. on such Business Day, but if DIP Agent receives such funds after 12:00 noon, DIP Agent shall pay such funds to such DIP Lender by 2:00 p.m. on the next Business Day.

12.18.2.  If any DIP Secured Party fails to pay any amount when due by it to DIP Agent pursuant to the terms hereof, such amount shall bear interest, from the due date until paid in full, at the rate determined by DIP Agent as customary for interbank compensation for two (2) Business Days and thereafter at the Default Rate.  In no event shall any Borrower be entitled to receive any credit for any interest paid by DIP Agent to any DIP Lender, or by any DIP Lender to DIP Agent, at the Federal Funds Rate as provided herein, nor shall any Defaulting DIP Lender be entitled to interest on any amounts held by DIP Agent pursuant to Section 3.2.

12.18.3.  If DIP Agent pays any amount to a DIP Lender in the belief or expectation that a related payment has been or will be received by DIP Agent from an Obligor and such related payment is not received by DIP Agent, then DIP Agent shall be entitled to recover such amount from each DIP Lender that receives such amount.  If DIP Agent determines at any time that any amount received by it under this Agreement or any of the other DIP Loan Documents must be returned to an Obligor or paid to any other Person pursuant to any Applicable Law, court order or otherwise, then, notwithstanding any other term or condition of this Agreement or any of the other DIP Loan Documents, DIP Agent shall not be required to distribute such amount to any DIP Lender. If any amounts received and applied by DIP Agent to any Obligations are later required to be returned by DIP Agent pursuant to Applicable Law, each DIP Lender shall pay to DIP Agent, on demand, such DIP Lender's Pro Rata share of the amounts required to be returned.

12.19.

Bank Product Providers.  Each Bank Product Provider, by delivery of a notice to DIP Agent of a Bank Product, agrees to be bound by Section 4.6 and this Section 12.  Each Bank Product Provider shall indemnify and hold harmless DIP Agent Indemnitees, to the extent not reimbursed by Obligors, against all Claims that may be incurred by or asserted against any DIP Agent Indemnitee in connection with such provider’s Bank Product Obligations.  Except as otherwise expressly set forth herein or in any DIP Security Document, no Bank Product Provider shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other DIP Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a DIP Lender and, in such case, only to the extent expressly provided in the DIP Loan Documents. Notwithstanding any other provision of this Agreement to the contrary, DIP Agent shall not be required to calculate the amount or verify the payment of, or that other satisfactory arrangements have been made with respect to, Bank Product Obligations, nor shall DIP Agent have any knowledge thereof unless DIP Agent has received written notice of such Bank Product Obligations, together with such supporting documentation as DIP Agent may request, from the applicable Bank Product Provider, as the case may be.  On the last Business Day of each March, June, September and December (or at the end of each month, if requested by DIP Agent), each Bank Product Provider shall deliver to DIP Agent written notice setting forth a reasonably detailed calculation of the liabilities and obligations of the Obligors in respect of each Bank Product (and, with respect to any Hedge Agreement, the mark-to-market exposure thereunder) of such Bank Product Provider at such time.

12.20.

Intercreditor Agreements.  Each DIP Lender (a) agrees to be bound by the provisions of each of the Intercreditor Agreements, and (b) authorizes and instructs DIP Agent to enter into amendments, restatements, amendments and restatements of, or to supplement or otherwise modify either of the Intercreditor Agreements with the consent of the Required DIP Lenders or enter into one or more other intercreditor agreements having terms reasonably satisfactory to DIP Agent and either in form and substance substantially similar to the existing Intercreditor Agreements or reasonably satisfactory to the Required DIP Lenders, from time to time, in connection with the incurrence of Refinancing Debt in respect of the Pre-Petition Term Loans.

SECTION 13.  BENEFIT OF AGREEMENT; ASSIGNMENTS AND PARTICIPATIONS

13.1.

Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of Borrowers, DIP Agent and DIP Lenders and their respective successors and assigns (which, in the case of DIP Agent, shall include any successor DIP Agent appointed pursuant to Section 12.8 hereof), except that (i) no Borrower shall have the right to assign its rights or delegate performance of any of its obligations under any of the DIP Loan Documents and (ii) any assignment by any DIP Lender must be made in compliance with Section 13.3 hereof.  DIP Agent may treat the payee of any Note as the owner thereof for all purposes hereof unless and until such payee complies with Section 13.3 in the case of an assignment thereof or, in the case of any other transfer, a written notice of the transfer is filed with DIP Agent.  Any assignee or transferee of a Note agrees by acceptance thereof to be bound by all the terms and provisions of the DIP Loan Documents.  Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the holder of a Note, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

13.2.

Participations.

13.2.1.  Permitted Participants; Effect.  Any DIP Lender may, in the ordinary course of its business and in accordance with Applicable Law, at any time sell to one or more banks or other financial institutions (each a “Participant”) a participating interest in any of the Obligations owing to such DIP Lender, any Commitment of such DIP Lender or any other interest of such DIP Lender under any of the DIP Loan Documents.  In the event of any such sale by a DIP Lender of participating interests to a Participant, such DIP Lender’s obligations under the DIP Loan Documents shall remain unchanged, such DIP Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such DIP Lender shall remain the holder of any Note for all purposes under the DIP Loan Documents, all amounts payable by Borrowers under this Agreement and any of the Notes shall be determined as if such DIP Lender had not sold such participating interests, and Borrowers and DIP Agent shall continue to deal solely and directly with such DIP Lender in connection with such DIP Lender’s rights and obligations under the DIP Loan Documents.  If a DIP Lender sells a participation to a Person other than an Affiliate of such DIP Lender, then such DIP Lender shall give prompt written notice thereof to Borrowers, DIP Agent and the other DIP Lenders. A Participant that would be a Foreign DIP Lender if it were a DIP Lender shall not be entitled to the benefits of Section 4.9 unless each Borrower agrees otherwise in writing.

13.2.2.  Voting Rights.  Each DIP Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the DIP Loan Documents other than an amendment, modification or waiver with respect to any Revolver Loans or Commitment in which such Participant has an interest which forgives principal, interest or fees or reduces the stated interest rate or the stated rates at which fees are payable with respect to any such Revolver Loan or Commitment, postpones the Commitment Termination Date, or any date fixed for any regularly scheduled payment of interest or fees on such Revolver Loan or Commitment, or releases from liability any Borrower or releases any substantial portion of any of the Collateral.

13.2.3.  Participant Register.  Each DIP Lender that sells a participation shall, acting as a non-fiduciary agent of Borrowers (solely for tax purposes), maintain a register in which it enters the Participant’s name, address and interest in Commitments, Revolver Loans (and stated interest) and Letter of Credit Outstandings.  Entries in the register shall be conclusive, absent manifest error, and such DIP Lender shall treat each Person recorded in the register as the owner of the participation for all purposes, notwithstanding any notice to the contrary.  No DIP Lender shall have an obligation to disclose any information in such register except to the extent necessary to establish that a Participant’s interest is in registered form under the Code.

13.2.4.  Benefit of Set-Off.  Each Borrower agrees that each Participant shall be deemed to have the right of set-off provided in Section 11.4 hereof in respect of its participating interest in amounts owing under the DIP Loan Documents to the same extent and subject to the same requirements under this Agreement (including Section 12.5) as if the amount of its participating interest were owing directly to it as a DIP Lender under the DIP Loan Documents; provided that each DIP Lender shall retain the right of set-off provided in Section 11.4 hereof with respect to the amount of participating interests sold to each Participant.  DIP Lenders agree to share with each Participant, and each Participant by exercising the right of set-off provided in Section 11.4 agrees to share with each DIP Lender, any amount received pursuant to the exercise of such Participant's right of set-off, such amounts to be shared in accordance with Section 12.5 hereof as if each Participant were a DIP Lender.

13.2.5.  Notices.  Each DIP Lender shall be solely responsible for notifying its Participants of any matters relating to the DIP Loan Documents to the extent that any such notice may be required, and neither DIP Agent nor any other DIP Lender shall have any obligation, duty or liability to any Participant of any other DIP Lender.  Without limiting the generality of the foregoing, neither DIP Agent nor any DIP Lender shall have any obligation to give notices or to provide documents or information to a Participant of another DIP Lender.

13.3.

Assignments.

13.3.1.  Permitted Assignments.  Subject to its giving at least two (2) Business Days prior notice to DIP Agent and Borrowers, any DIP Lender may, in accordance with Applicable Law, at any time assign to any Eligible Assignee all or any part of its rights and obligations under the DIP Loan Documents, so long as (i) each assignment is of a constant, and not a varying, ratable percentage of all of the transferor DIP Lender’s rights and obligations under the DIP Loan Documents with respect to the Revolver Loans and the Letter of Credit Outstandings and, in the case of a partial assignment, is in a minimum principal amount of $5,000,000 (unless otherwise agreed by DIP Agent in its sole discretion) and integral multiples of $1,000,000 in excess of that amount; (ii) except in the case of an assignment in whole of a DIP Lender’s rights and obligations under the DIP Loan Documents or an assignment by a DIP Lender to another DIP Lender, immediately after giving effect to any assignment, the aggregate amount of the Commitments retained by the transferor DIP Lender shall in no event be less than $5,000,000 (unless otherwise agreed by DIP Agent in its sole discretion); and (iii) the parties to each such assignment shall execute and deliver to DIP Agent, for its acceptance and recording, an Assignment and Acceptance.  The consent of Borrowers (except upon and during the continuance of an Event of Default) and DIP Agent shall be required prior to an assignment becoming effective with respect to an Eligible Assignee that is not a DIP Lender or an Affiliate of a DIP Lender (such consent of Borrowers and DIP Agent not to be unreasonably withheld or delayed).  Nothing contained herein shall limit in any way the right of any DIP Lender to assign all or any portion of the Revolver Loans owing to it to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors and any Operating Circular issued by such Federal Reserve Bank; provided that, in the case of this clause (ii), any payment in respect of such assigned Revolver Loans made by Borrowers to the assigning DIP Lender in accordance with the terms of this Agreement shall satisfy Borrowers’ obligations hereunder in respect of such assigned Revolver Loans to the extent of such payment, but no such assignment shall release the assigning DIP Lender from its obligations hereunder.

13.3.2.  Effect; Effective Date.  Upon (i) delivery to DIP Agent of a notice of assignment substantially in the form attached as Exhibit F hereto, together with any consents required by Section 13.3.1, and (ii) payment of a $3,500 fee to DIP Agent for processing any assignment to an Eligible Assignee that is not an Affiliate of the transferor DIP Lender, such assignment shall become effective on the effective date specified in such notice of assignment. On and after the effective date of such assignment, such Eligible Assignee shall for all purposes be a DIP Lender party to the Agreement and any other DIP Loan Document executed by DIP Lenders and shall have all the rights and obligations of a DIP Lender under the DIP Loan Documents to the same extent as if such Eligible Assignee was an original party thereto, and no further consent or action by Borrowers, DIP Lenders or DIP Agent shall be required to release the transferor DIP Lender with respect to the Commitment (or portion thereof) of such DIP Lender and Obligations assigned to such Eligible Assignee.  Upon the consummation of any assignment to an Eligible Assignee pursuant to this Section 13.3.2, the transferor DIP Lender, DIP Agent and Borrowers shall make appropriate arrangements so that replacement Notes are issued to such transferor DIP Lender and new Notes or, as appropriate, replacement Notes, are issued to such Eligible Assignee, in each case in principal amounts reflecting their respective Commitments, as adjusted pursuant to such assignment.  If the transferor DIP Lender shall have assigned all of its interests, rights and obligations under this Agreement pursuant to Section 13.3.1 hereof, such transferor DIP Lender shall no longer have any obligation to indemnify DIP Agent with respect to any transactions, events or occurrences that transpire after the effective date of such assignment, and each Eligible Assignee to which such transferor shall make an assignment shall be responsible to DIP Agent to indemnify DIP Agent in accordance with this Agreement with respect to transactions, events and occurrences transpiring on and after the effective date of such assignment to it.

13.3.3.  Dissemination of Information.  Each Borrower authorizes each DIP Lender and DIP Agent to disclose to any Participant, any Eligible Assignee or any other Person acquiring an interest in the DIP Loan Documents by operation of law (each a “Transferee”), and any prospective Transferee, any and all information in DIP Agent’s or such DIP Lender’s possession concerning each Borrower, the Subsidiaries of each Borrower or the Collateral, subject to appropriate confidentiality undertakings on the part of such Transferee.

13.3.4.  Certain Assignees.  No assignment or participation may be made to a Borrower, Affiliate of a Borrower, Defaulting DIP Lender, or natural person.  Any assignment by a Defaulting DIP Lender shall be effective only upon payment by the Eligible Assignee or Defaulting DIP Lender to DIP Agent of an aggregate amount sufficient, upon distribution (through direct payment, purchases of participations or other compensating actions as DIP Agent deems appropriate), to satisfy all funding and payment liabilities then owing by such Defaulting DIP Lender hereunder.  If an assignment by a Defaulting DIP Lender shall become effective under Applicable Law for any reason without compliance with the foregoing sentence, then the assignee shall be deemed a Defaulting DIP Lender for all purposes until such compliance occurs.

13.3.5.  Register.  DIP Agent, acting as a non-fiduciary agent of Borrowers (solely for tax purposes), shall maintain (a) a copy (or electronic equivalent) of each Assignment and Acceptance delivered to it, and (b) a register for recordation of the names, addresses and Commitments of, and the Revolver Loans, interest and Letter of Credit Outstandings owing to, each DIP Lender.  Entries in the register shall be conclusive, absent manifest error, and Borrowers, DIP Agent and DIP Lenders shall treat each lender recorded in such register as a DIP Lender for all purposes under the DIP Loan Documents, notwithstanding any notice to the contrary.  DIP Agent may choose to show only one Borrower as the borrower in the register, without any effect on the liability of any Obligor with respect to the Obligations. The register shall be available for inspection by Borrowers or any DIP Lender, from time to time upon reasonable notice

13.4.

Tax Treatment.  If any interest in any DIP Loan Document is transferred to any Transferee that is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor DIP Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 4.10 hereof.

SECTION 14.  MISCELLANEOUS

14.1.

Power of Attorney.  Each Borrower hereby irrevocably designates, makes, constitutes and appoints DIP Agent (and all Persons designated by DIP Agent) as such Borrower’s true and lawful attorney (and agent in fact) and DIP Agent, or DIP Agent’s designee, may, without notice to such Borrower and in either such Borrower’s or DIP Agent’s name, but at the cost and expense of Borrowers:

14.1.1.  At such time or times as DIP Agent or said designee, in its sole discretion, may determine, endorse such Borrower’s name on any Payment Item or proceeds of the Collateral which come into the possession of DIP Agent or under DIP Agent’s control.

14.1.2.  At any time that an Event of Default exists: (i) demand payment of the Accounts from the Account Debtors, enforce payment of the Accounts by legal proceedings or otherwise, and generally exercise all of such Borrower’s rights and remedies with respect to the collection of the Accounts; (ii) settle, adjust, compromise, discharge or release any of the Accounts or other Collateral or any legal proceedings brought to collect any of the Accounts or other Collateral; (iii) sell or assign any of the Accounts and other Collateral upon such terms, for such amounts and at such time or times as DIP Agent deems advisable; (iv) take control, in any manner, of any Payment Item or proceeds relating to any Collateral; (v) prepare, file and sign such Borrower’s name to a proof of claim in any Insolvency Proceeding or similar document against any Account Debtor or to any notice of Lien, claim of a mechanic's Lien, assignment, release or satisfaction of any Lien or similar document in connection with any of the Collateral; (vi) receive, open and dispose of all mail addressed to such Borrower and to notify postal authorities to change the address for delivery thereof to such address as DIP Agent may designate; (vii) endorse the name of such Borrower upon any of the Payment Items or proceeds relating to any Collateral and deposit the same to the account of DIP Agent on account of the Obligations; (viii) endorse the name of such Borrower upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to any Accounts or Inventory of any Obligor and any other Collateral; (ix) use such Borrower’s stationery and sign the name of such Borrower to verifications of the Accounts and notices thereof to Account Debtors; (x) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Accounts, Inventory, Equipment or any other Collateral; (xi) make and adjust claims under policies of insurance; (xii) take all action as may be necessary to obtain the payment of any letter of credit or banker’s acceptance of which such Borrower is a beneficiary; and (xiii) do all other acts and things necessary, in DIP Agent’s determination, to fulfill such Borrower’s obligations under this Agreement.

14.2.

General Indemnity.  Each Borrower hereby agrees to indemnify and defend the DIP Indemnitees and to hold the DIP Indemnitees harmless from and against any third party Claim ever suffered or incurred by any of such DIP Indemnitees arising out of or related to this Agreement or any of the other DIP Loan Documents or the issuance of any Letter of Credit, the performance by DIP Agent or DIP Lenders or Letter of Credit Issuer of their duties or the exercise of any of their rights or remedies under this Agreement or any of the other DIP Loan Documents or in connection with the issuance of any Letter of Credit, or as a result of any Borrower’s failure to observe, perform or discharge any of its duties hereunder or under any other DIP Loan Document.  Each Borrower shall also indemnify and defend the DIP Indemnitees against and save the DIP Indemnitees harmless from all Claims of any Person arising out of, related to or with respect to any transactions entered into pursuant to this Agreement or any other DIP Loan Document or DIP Agent’s Lien upon the Collateral.  Without limiting the generality of the foregoing, this indemnity shall extend to any Claims asserted against or incurred by any of the DIP Indemnitees by any Person under any Environmental Laws or similar laws by reason of any Borrower’s or any other Person’s failure to comply with laws applicable to solid or hazardous waste materials or other toxic substances.  Additionally, if any Taxes (excluding any Excluded Tax) shall be payable by DIP Agent or any Obligor on account of the execution or delivery of this Agreement, or the execution, delivery, issuance or recording of any of the other DIP Loan Documents or the issuance of any Letter of Credit, or the creation or repayment of any of the Obligations hereunder, by reason of any Applicable Law now or hereafter in effect, Borrowers will pay (or will promptly reimburse DIP Agent, Letter of Credit Issuer and DIP Lenders for the payment of) all such Taxes, including any interest and penalties thereon, and will indemnify and hold DIP Indemnitees harmless from and against all liability in connection therewith.  The foregoing indemnities shall not apply to Claims incurred by any of the DIP Indemnitees as a direct and proximate result of their own gross negligence or willful misconduct or that arise out of any disputes arising solely out of the relationship between DIP Agent and any DIP Lender.

14.3.

Survival of All Indemnities.  Notwithstanding anything to the contrary in this Agreement or any of the other DIP Loan Documents, the obligation of each Borrower and each DIP Lender with respect to each indemnity given by it in this Agreement, whether given by such Borrower to DIP Indemnitees or by any DIP Lender to any DIP Agent Indemnitees, shall survive the Full Payment of the Obligations and the termination of any of the Commitments.

14.4.

Modification of Agreement.  This Agreement may not be modified, altered or amended, except by an agreement in writing signed by Borrowers and DIP Agent and DIP Lenders (or, where otherwise expressly allowed by Section 12 hereof, the Required DIP Lenders in lieu of DIP Agent and DIP Lenders); provided, however, that no consent, written or otherwise, of any Borrower shall be necessary or required in connection with any amendment of any of the provisions of Sections 1.2.8, 4.6 or 12 (other than Section 12.17) or any other provision of this Agreement that affects only the rights, duties and responsibilities of DIP Lenders and DIP Agent as among themselves so long as no such amendment imposes any additional obligations on Borrowers.

14.5.

Severability.  Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

14.6.

Cumulative Effect; Conflict of Terms.  The provisions of the Other DIP Agreements and the DIP Security Documents are hereby made cumulative with the provisions of this Agreement.  Without limiting the generality of the foregoing, the parties acknowledge that this Agreement and the other DIP Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters and that such limitations, tests and measures are cumulative and each must be performed, except as may be expressly stated to the contrary in this Agreement.  Except as otherwise provided in any of the other DIP Loan Documents by specific reference to the applicable provision of this Agreement, if any provision contained in this Agreement is in direct conflict with, or inconsistent with, any provision in any of the other DIP Loan Documents, the provision contained in this Agreement shall govern and control.

14.7.

Execution in Counterparts.  This Agreement and any amendments hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. Any electronic signature, contract formation on an electronic platform and electronic record-keeping shall have the same legal validity and enforceability as a manually executed signature or use of a paper-based recordkeeping system to the fullest extent permitted by Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the Georgia Uniform Electronic Transactions Act, or any similar state law based on the Uniform Electronic Transactions Act.

14.8.

Consent.  Whenever DIP Agent’s, DIP Lenders’ or the Required DIP Lenders’ consent is required to be obtained under this Agreement or any of the other DIP Loan Documents as a condition to any action, inaction, condition or event, DIP Agent and each DIP Lender shall be authorized to give or withhold its consent in its sole and absolute discretion and to condition its consent upon the giving of additional collateral security for the Obligations, the payment of money, or any other matter.

14.9.

Notices and Communications.

14.9.1.  Notice Address.  Subject to Section 3.1.4, all notices and other communications by or to a party hereto shall be in writing and shall be given as follows:

If to any Borrower:

The Standard Register Company

600 Albany Street

Dayton, Ohio 45417

Attention:  Benjamin T. Cutting, Chief Financial Officer

Telecopier No.:  (937) 221-1995

If to DIP Agent or Letter of Credit Issuer:

Bank of America, N.A.

300 Galleria Parkway, Suite 800

Atlanta, Georgia 30339

Attention:  Andrew Doherty or current account manager

Telecopier No.:  (404) 607-3277

If to any DIP Lender:

To the address set forth on Schedule 14.9 to the Pre-Petition ABL Loan Agreement (or in the case of a Person who becomes a DIP Lender after the Closing Date, at the address shown on its Assignment and Acceptance).

Each such notice or other communication shall be effective only (i) if given by facsimile transmission, when transmitted to the applicable facsimile number, if confirmation of receipt is received; (ii) if given by mail, three (3) Business Days after deposit in the U.S. mail, with first-class postage pre-paid, addressed to the applicable address; or (iii) if given by personal delivery, when duly delivered to the notice address with receipt acknowledged.  Notwithstanding the foregoing, no notice to DIP Agent pursuant to Sections 1.2, 3.1 or 5.2.2 shall be effective until actually received by the individual to whose attention at DIP Agent such notice is required to be sent.  Any written notice or other communication that is not sent in conformity with the foregoing provisions shall nevertheless be effective on the date actually received by the noticed party.  Any notice received by SRC shall be deemed received by all Borrowers.

14.9.2.  Electronic Communications; Voice Mail.  Electronic mail and internet websites may be used only for routine communications, such as financial statements, Borrowing Base Certificates and other information required by Section 9.1.4, administrative matters, distribution of DIP Loan Documents for execution, and matters permitted under Section 3.1.4.  DIP Agent and DIP Lenders make no assurances as to the privacy and security of electronic communications.  Electronic and voice mail may not be used as effective notice under the DIP Loan Documents.

14.9.3.  Non-Conforming Communications.  DIP Agent and DIP Lenders may rely upon any notices purportedly given by or on behalf of any Borrower even if such notices were not made in a manner specified herein, were incomplete or were not confirmed, or if the terms thereof, as understood by the recipient, varied from a later confirmation. Each Borrower shall indemnify and hold harmless each DIP Indemnitee from any liabilities, losses, costs and expenses arising from any telephonic communication purportedly given by or on behalf of such Borrower.

14.10.

Performance of Borrowers’ Obligations.  If any Borrower shall fail to discharge any covenant, duty or obligation hereunder or under any of the other DIP Loan Documents, DIP Agent may, in its sole discretion at any time or from time to time, for Borrowers’ account and at Borrowers’ expense, pay any amount or do any act required of any Borrower hereunder or under any of the other DIP Loan Documents or otherwise lawfully requested by DIP Agent to enforce any of the DIP Loan Documents or Obligations, preserve, protect, insure or maintain any of the Collateral, or preserve, defend, protect or maintain the validity or priority of DIP Agent’s Liens in any of the Collateral, including the payment of any judgment against any Borrower, any insurance premium, any warehouse charge, any finishing or processing charge, any landlord claim, or any other Lien upon or with respect to any of the Collateral.  All payments that DIP Agent may make under this Section and all out-of-pocket costs and expenses (including Extraordinary Expenses) that DIP Agent pays or incurs in connection with any action taken by it hereunder shall be reimbursed to DIP Agent by Borrowers on demand with interest from the date such payment is made or such costs or expenses are incurred to the date of payment thereof at the Default Rate. Any payment made or other action taken by DIP Agent under this Section shall be without prejudice to any right to assert, and without waiver of, an Event of Default hereunder and to proceed thereafter as provided herein or in any of the other DIP Loan Documents.

14.11.

Credit Inquiries.  Each Borrower hereby authorizes and permits DIP Agent and DIP Lenders (but DIP Agent and DIP Lenders shall have no obligation) to respond to usual and customary credit inquiries from third parties concerning such Borrower or any Subsidiaries.

14.12.

Time of Essence.  Time is of the essence of this Agreement, the Other DIP Agreements and the DIP Security Documents.

14.13.

Indulgences Not Waivers.  DIP Agent’s or any DIP Lender’s failure at any time or times hereafter, to require strict performance by any Borrower of any provision of this Agreement or any other DIP Loan Document shall not waive, affect or diminish any right of DIP Agent or any DIP Lender thereafter to demand strict compliance and performance therewith.

14.14.

Entire Agreement; Appendix A, Exhibits and Schedules.  This Agreement and the other DIP Loan Documents, together with all other instruments, agreements and certificates executed at any time by the parties in connection therewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and inducements, whether express or implied, oral or written.  Appendix A, each of the Exhibits and each of the Schedules attached hereto are incorporated into this Agreement and by this reference made a part hereof.

14.15.

Interpretation.  No provision of this Agreement or any of the other DIP Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having, or being deemed to have, structured, drafted or dictated such provision.

14.16.

Obligations of DIP Lenders Several.  The obligations of each DIP Lender hereunder are several, and neither DIP Agent nor any DIP Lender shall be responsible for the obligations or Commitment of any other DIP Lender.  Nothing contained in this Agreement and no action taken by DIP Agent or any DIP Lender pursuant hereto shall be deemed to constitute DIP Agent and any of DIP Lenders to be a partnership, association, joint venture or any other kind of entity.  The amounts payable at any time hereunder to each DIP Lender shall be a separate and independent debt, and each DIP Lender shall be entitled, to the extent not otherwise restricted hereunder, to protect and enforce its rights arising out of this Agreement and any of the other DIP Loan Documents, and it shall not be necessary for DIP Agent or any other DIP Lender to be joined as an additional party in any proceeding for such purpose.

14.17.

Confidentiality.  DIP Agent and DIP Lenders each agrees to (i) keep any proprietary, nonpublic and/or confidential information that is delivered or made available by Borrowers to it (and that is either marked confidential or that a reasonable person at the time of disclosure would assume, under the circumstances to be confidential), including information made available to DIP Agent or any DIP Lender in connection with a visit or investigation by any Person contemplated in Section 9.1.1 hereof, confidential from any Person other than their respective Affiliates and individuals employed or retained by DIP Agent or such DIP Lender (including any of their respective legal counsel, auditors or other professional advisors, and any professional advisors retained by any of their respective legal counsel) who are engaged in evaluating, approving, structuring, administering or otherwise giving professional advice with respect to the Chapter 11 Cases and any proceeding therein, any of the Revolver Loans or Collateral or in connection with any other debt or securities offering or any financial accommodation for Borrowers or any of their Affiliates and (ii) use such proprietary, nonpublic and/or confidential information of Borrowers only for the purpose of evaluating, appraising, structuring, administering, enforcing or otherwise giving professional advice with respect to any of the Revolver Loans or Collateral or in connection with any other debt or securities offering or any financial accommodation for Borrowers or any of their Affiliates, and for no other purpose; provided, however, that nothing herein shall prevent DIP Agent or any DIP Lender from disclosing such confidential information (i) to any party to this Agreement from time to time or any Participant, (ii) pursuant to the order of any court or administrative agency, (iii) upon the request or demand of any regulatory agency or authority having jurisdiction over DIP Agent or such DIP Lender, (iv) which has been publicly disclosed other than by an act or omission of DIP Agent or any DIP Lender except as permitted herein, (v) to the extent reasonably required in connection with any litigation, including the Chapter 11 Cases and any contested matter or adversary proceeding commenced in any of the Chapter 11 Cases (with respect to any of the DIP Loan Documents or any of the transactions contemplated thereby) to which DIP Agent, any DIP Lender or their respective Affiliates may be a party, (vi) to the extent reasonably required to comply with any provisions of the Bankruptcy Code, the Bankruptcy Rules or the Local Court Rules, (vii) to the extent reasonably required in connection with the exercise of any remedies hereunder, (viii) to any actual or proposed Participant, Assignee or other Transferee of all or part of a DIP Lender’s rights hereunder so long as such Transferee has agreed in writing to be bound by the provisions of this Section, and (ix) to the National Association of Insurance Commissioners or any similar organization or to any nationally recognized rating agency that requires access to information about a Lender’s portfolio in connection with ratings issued with respect to such Lender.  DIP Agent and DIP Lenders shall each be responsible for (i) any failure by any of its Affiliates and/or individuals employed or retained by it to treat any proprietary, nonpublic and/or confidential information of Borrowers confidentially and in accordance with this Agreement, and (ii) the use by any of its Affiliates and/or individuals employed or retained by it of any such proprietary, nonpublic and/or confidential information of Borrowers for any purpose other than the purposes permitted by this Section 14.17.

14.18.

Governing Law; Consent to Forum.  This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia; provided, however, that if any of the Collateral shall be located in any jurisdiction other than Georgia, the laws of such jurisdiction shall govern the method, manner and procedure for foreclosure of DIP Agent’s Lien upon such Collateral and the enforcement of DIP Agent’s other rights and remedies in respect of such Collateral to the extent that the laws of such jurisdiction are different from or inconsistent with the laws of the State of Georgia.  As part of the consideration for new value received, and regardless of any present or future domicile or principal place of business of Borrowers, any DIP Lender or DIP Agent, each Borrower hereby consents and agrees that the state courts for the State of Georgia, or, at DIP Agent’s option, the United States District Court for the Northern District of Georgia, shall have jurisdiction to hear and determine any claims or disputes among any Borrower, DIP Agent and any DIP Lender pertaining to this Agreement or to any matter arising out of or related to this Agreement.  Each Borrower expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and each Borrower hereby waives any objection that such Borrower may have based upon lack of personal jurisdiction, improper venue or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court.  Each Borrower hereby waives personal service of the summons, complaint and other process issued in any such action or suit and agrees that service of such summons, complaint and other process may be made by certified mail addressed to such Borrower at the address set forth in this Agreement and that service so made shall be deemed completed upon the earlier of such Borrower’s actual receipt thereof or three (3) days after deposit in the U.S. mail, proper postage prepaid. Nothing in this Agreement shall be deemed or operate to affect the right of DIP Agent to serve legal process in any other manner permitted by law, or to preclude the enforcement by DIP Agent of any judgment or order obtained in such forum or the taking of any action under this Agreement to enforce same in any other appropriate forum or jurisdiction.  Nothing herein shall limit the right of DIP Agent or any DIP Lender to bring proceedings against any Obligor in any other court, nor limit the right of any party to serve process in any other manner permitted by Applicable Law.  Nothing in this Agreement shall be deemed to preclude enforcement by DIP Agent of any judgment or order obtained in any forum or jurisdiction.

14.19.

Waivers by Borrowers.  To the fullest extent permitted by Applicable Law, each Borrower waives (i) the right to trial by jury (which DIP Agent and each DIP Lender hereby also waives) in any action, suit, proceeding or counterclaim of any kind arising out of or related to any of the DIP Loan Documents, the Obligations or the Collateral; (ii) presentment, demand and protest and notice of presentment, notice of protest, notice of default (except as expressly required by the DIP Loan Documents), and notices of non payment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by DIP Agent on which such Borrower may in any way be liable; (iii) notice prior to taking possession or control of the Collateral or any bond or security which might be required by any court prior to allowing DIP Agent to exercise any of DIP Agent’s remedies; (iv) the benefit of all valuation and appraisement laws; (v) any claim against DIP Agent or any DIP Lender, on any theory of liability, for special, indirect, consequential, exemplary or punitive damages (as opposed to direct or actual damages) in any way relating to any Enforcement Action, Obligations, DIP Loan Documents or transactions relating thereto; and (vi) notice of acceptance hereof.  Each Borrower acknowledges that the foregoing waivers are a material inducement to DIP Agent’s and each DIP Lender’s entering into this Agreement and that DIP Agent and DIP Lenders are relying upon the foregoing waivers in their future dealings with Borrowers.  Each Borrower warrants and represents that it has reviewed the foregoing waivers with its legal counsel and has knowingly and voluntarily waived its jury trial rights following consultation with legal counsel.  In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

14.20.

Patriot Act Notice.  DIP Agent and DIP Lenders hereby notify Borrowers that pursuant to the requirements of the Patriot Act, DIP Agent and DIP Lenders are required to obtain, verify and record information that identifies each Borrower, including its legal name, address, tax ID number and other information that will allow DIP Agent and DIP Lenders to identify such Borrower in accordance with the Patriot Act.  DIP Agent and DIP Lenders will also require information regarding each personal guarantor, if any, and may require information regarding each Borrower's management and owners, such as legal name, address, social security number and date of birth.  Each Borrower shall, promptly upon request, provide all documentation and other information as DIP Agent, Letter of Credit Issuer or any DIP Lender may request from time to time in order to comply with any obligations under any “know your customer,” anti-money laundering or other requirements of Applicable Law.

14.21.

Cumulative Effect; Conflict of Terms.  The provisions of the DIP Loan Documents are cumulative.  The parties acknowledge that the DIP Loan Documents may use several limitations, tests or measurements to regulate similar matters, and they agree that these are cumulative and that each must be performed as provided.  Except as otherwise provided in another DIP Loan Document (by specific reference to the applicable provision of this Agreement), if any provision contained herein is in direct conflict with any provision in another DIP Loan Document, the provision herein shall govern and control.

14.22.

No Advisory or Fiduciary Responsibility.  In connection with all aspects of each transaction contemplated by any DIP Loan Document, each Borrower acknowledges and agrees that (a)(i) the DIP Facility and any related services by DIP Agent, any DIP Lender or any of their Affiliates are arm's-length commercial transactions between such Borrower and such Person; (ii) such Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate; and (iii) such Borrower is capable of evaluating and understanding, and does understand and accept, the terms, risks and conditions of the transactions contemplated by the DIP Loan Documents; (b) each of DIP Agent, DIP Lenders, and their respective Affiliates has been and is acting, and will continue to act, solely as a principal in connection with the DIP Facility, is not the financial advisor, agent or fiduciary for such Borrower, any of its Affiliates or any other Person, and has no obligation with respect to the transactions contemplated by the DIP Loan Documents except as expressly set forth therein; and (c) DIP Agent, DIP Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of such Borrower and its Affiliates, and have no obligation to disclose any of such interests to such Borrower or its Affiliates.  To the fullest extent permitted by Applicable Law, each Borrower hereby waives and releases any claims that it may have against DIP Agent, DIP Lenders and any of their respective Affiliates with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated by a DIP Loan Document.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, this Agreement has been duly executed on the day and year specified at the beginning of this Agreement.

BORROWERS:

THE STANDARD REGISTER COMPANY

By: ___________________________________

Name:  ________________________________

Title:  _________________________________

STANDARD REGISTER INTERNATIONAL, INC.

By: ___________________________________

Name:  ________________________________

Title:  _________________________________

STANDARD REGISTER TECHNOLOGIES, INC.

By: ___________________________________

Name:  ________________________________

Title:  _________________________________

IMEDCONSENT, LLC

By: ___________________________________

Name:  ________________________________

Title:  _________________________________

STANDARD REGISTER OF PUERTO RICO INC.

By: ___________________________________

Name:  ________________________________

Title:  _________________________________

STANDARD REGISTER HOLDING COMPANY

By: ___________________________________

Name:  ________________________________

Title:  _________________________________

STANDARD REGISTER TECHNOLOGIES CANADA ULC

By: ___________________________________

Name:  ________________________________

Title:  _________________________________

STANDARD REGISTER MEXICO HOLDING COMPANY

By: ___________________________________

Name:  ________________________________

Title:  _________________________________

STANDARD REGISTER HOLDINGS, S de R.L. de C.V.

By: ___________________________________

Name:  ________________________________

Title:  _________________________________

STANDARD REGISTER de MEXICO, S de R.L. de C.V.

By: ___________________________________

Name:  ________________________________

Title:  _________________________________

STANDARD REGISTER SERVICIOS, S de R.L. de C.V.

By: ___________________________________

Name:  ________________________________

Title:  _________________________________

DIP AGENT AND DIP LENDERS:

BANK OF AMERICA, N.A., as DIP Agent and DIP Lender

By: ______________________________________

Name:  Andrew A. Doherty

Title: Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as DIP Lender

By: ___________________________________

Name:  John O'Leary Nocita

Title:  Senior Vice President

APPENDIX A

GENERAL DEFINITIONS

When used in the Post-Petition Loan and Security Agreement dated March 12, 2015 (as at any time amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), by and among THE STANDARD REGISTER COMPANY, an Ohio corporation (“SRC”), STANDARD REGISTER INTERNATIONAL, INC., an Ohio corporation (“SRI”), STANDARD REGISTER TECHNOLOGIES, INC., an Ohio corporation (“SRT”), IMEDCONSENT, LLC, a Delaware limited liability company (“iMed”), and STANDARD REGISTER OF PUERTO RICO INC, f/k/a WorkflowOne of Puerto Rico, Inc., a Delaware corporation  (“SRPR”); STANDARD REGISTER HOLDING COMPANY, an Ohio corporation (“SR Holding”); STANDARD REGISTER MEXICO HOLDING COMPANY, an Ohio corporation (“SR MX Holdco”); STANDARD REGISTER TECHNOLOGIES CANADA ULC, an unlimited company organized under the laws of Nova Scotia (“SR Canada”); STANDARD REGISTER HOLDINGS, S de R.L. de C.V., a limited liability company organized under the laws of Mexico (“SR MX Holdings”); STANDARD REGISTER de MEXICO, S de R.L. de C.V., a limited liability company organized under the laws of Mexico (“SR Mexico”); STANDARD REGISTER SERVICIOS, S de R.L. de C.V., a limited liability company organized under the laws of Mexico (“SR Servicios”, and together with SRC, SRI, SRT, iMed, SRPR, SR Holding, SR MX Holdco, SR Canada, SR MX Holdings, and SR Mexico; each a “Borrower” and collectively, “Borrowers”), each financial institution listed on the signature pages attached thereto and its successors and assigns which become “DIP Lenders” as provided therein (such financial institutions and their respective successors and assigns referred to collectively herein as “DIP Lenders” and individually as a “DIP Lender”), and BANK OF AMERICA, N.A. (“DIP Agent”), in its capacity as collateral and administrative agent for itself and the Lenders, the following terms shall have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

ABL Priority Collateral – collectively, (i) the Pre-Petition ABL Priority Collateral and (ii) all "ABL Priority Collateral" as defined in the DIP ABL/Term Loan Intercreditor Agreement.

Acceptable Plan - a Chapter 11 Plan that provides for allowance of all Claims in favor of DIP Agent and DIP Lenders as fully secured Claims; Full Payment of all Pre-Petition ABL Obligations and Obligations on the effective date of such Chapter 11 Plan; an effective date no later than forty-five (45) days after the date of entry of the Confirmation Order with respect to such Chapter 11 Plan; and a full and complete release of any and all claims that each Borrower or its Estate might have or assert against DIP Agent or any DIP Lender (whether arising prior to or after the Petition Date), including all claims that arise under any provision in Chapter 5 of the Bankruptcy Code; or which is otherwise acceptable to DIP Agent and DIP Lenders in their sole and absolute discretion.

Accounts Formula Amount - on any date of determination thereof for the applicable calculation period, an amount equal to 85% of the Value of Eligible Billed Accounts on such date plus 85% of the Value of Eligible Unbilled Accounts; provided that (a) the Value of Eligible Unbilled Accounts in any calculation of the Borrowing Base shall not exceed the lesser of (i) $37,500,000 or (ii) 33.3% of the Value of the Eligible Billed Accounts included in the

Borrowing Base for the immediately preceding month (or other then applicable calculation period) and (b)(i) the Value of Eligible Billed Accounts consisting of Undocumented Invoice & Storage Accounts that are added to the Borrowing Base in any calendar month shall not exceed $6,000,000, (ii) the Value of Eligible Billed Accounts consisting of Undocumented Invoice & Storage Accounts that are added to the Borrowing Base at any one time shall not exceed $18,000,000 and (iii) all Undocumented Invoice & Storage Accounts added to the Borrowing Base in any prior calendar months having a Value in excess of $6,000,000 shall be removed from the Borrowing Base after a period of ninety (90) days following the inclusion thereof.

Acquisition - any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (i) the acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, (ii) the acquisition of in excess of 50% of the Equity Interests of any Person, or otherwise causing any Person to become a Subsidiary or (iii) a merger or consolidation or any other combination with another Person (other than with a Person that is a Subsidiary); provided that a Borrower is the surviving entity.

Affiliate - a Person (other than a Subsidiary):  (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, another Person; (ii) which beneficially owns or holds 10% or more of any class of the Equity Interests of a Person; or (iii) 10% or more of the Equity Interests with power to vote of which is beneficially owned or held by another Person or a Subsidiary of another Person.  For purposes hereof, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of any Equity Interest, by contract or otherwise.  Except that, with respect to SRC, the applicable percentage for determining this status shall be 20%, not 10%.

Agreement - the Post-Petition Loan and Security Agreement referred to in the first sentence of this Appendix A, all Exhibits and Schedules thereto and this Appendix A, including any amendments, modifications, restatements or supplements thereof or thereto.

Anti-Terrorism Laws – any laws relating to terrorism or money laundering, including the Patriot Act.

Applicable Law - all laws, rules and regulations applicable to the Person, conduct, transaction, covenant, DIP Loan Document or Material Contract in question, including all applicable common law and equitable principles; all provisions of all applicable local, state, federal and foreign constitutions, statutes, codes, ordinances, rules, regulations, orders, decrees and judgments of Governmental Authorities; orders, judgments and decrees of all arbitrators; and all consent orders, judgments and decrees having the force of law.

Applicable Margin - a percentage equal to 1.25% with respect to Revolver Loans that are Base Rate Loans, 2.25% with respect to Revolver Loans that are LIBOR Loans, and 2.25% with respect to the Letter of Credit Fee Percentage.

Applicable Unused Commitment Margin – for any month, 0.50%.

Approved Insurer – any independent insurer with a minimum general policyholder rating of “A” and a minimum financial rating of “7” published in Best’s Key Rating Guide and/or

2

Best’s Insurance Reports issued by the A. M. Best Company or any successor nationally recognized rating organization.

Asset Disposition - a sale, lease, license, consignment, transfer or other disposition of Property of any Borrower, including a disposition of Property in connection with a sale-leaseback transaction or Synthetic Lease.

Assignment and Acceptance - an assignment and acceptance entered into by a DIP Lender and an Eligible Assignee and accepted by DIP Agent, in the form of Exhibit E or otherwise satisfactory to DIP Agent.

Availability - on any date, the amount that U.S. Borrowers are entitled to borrow as Revolver Loans on such date, such amount being the difference derived when the sum of the principal amount of Revolver Loans then outstanding (including any amounts that DIP Agent or DIP Lenders may have paid for the account of Borrowers pursuant to any of the DIP Loan Documents and that have not been reimbursed by Borrowers and any outstanding Settlement Loans) is subtracted from the Borrowing Base on such date.  If the amount outstanding is equal to or greater than the Borrowing Base, Availability is zero.

Availability Reserve - on any date of determination thereof, an amount equal to the sum of the following (without duplication):  (i) the Inventory Reserve; (ii) the Letter of Credit Reserve; (iii) the Bank Product Reserve; (iv) the Rent and Charges Reserve; (v) the Dilution Reserve; (vi) the Pre-Petition ABL Obligations Reserve; (vii) mandatory prepayments pursuant to Section 4.3 hereof; and (viii) such additional reserves as DIP Agent in its Permitted Discretion may elect to impose from time to time.

Average Revolver Loan Balance – for any month, the amount obtained by adding the aggregate of the unpaid balance of the Pre-Petition ABL Obligations, Revolver Loans and Letter of Credit Outstandings at the end of each day during such month and by dividing such sum by the number of days in such month.

Avoidance Actions - means Borrowers' claims and causes of action under Sections 502(d), 544, 545, 547, 548, 549, 550 and 553 of the Bankruptcy Code and any other avoidance actions under the Bankruptcy Code and the proceeds thereof and property received thereby whether by judgment, settlement, or otherwise.

Bank Product - any of the following products, services or facilities extended after the Petition Date to any Borrower or Subsidiary by a DIP Lender or any of its Affiliates: (i) Cash Management Services; (ii) products under Hedge Agreements; (iii) commercial credit card and merchant card services; (iv) credit cards, debit cards and purchase cards; and (v) other banking products or services as may be requested by any Borrower or Subsidiary, other than Letters of Credit.

Bank Product Obligations - Debt, obligations and other liabilities with respect to Bank Products owing by a Borrower or Subsidiary to a Bank Product Provider; provided, that Bank Product Obligations of an Obligor shall not include its Excluded Swap Obligations.

3

Bank Product Provider - (a) BofA or any of its Affiliates; and (b) any other DIP Lender or Affiliate of a DIP Lender that is providing a Bank Product, provided such provider delivers written notice to DIP Agent, in form and substance satisfactory to DIP Agent, within ten (10) days following the later of the Closing Date or creation of the Bank Product, (i) describing the Bank Product and setting forth the maximum amount to be secured by the Collateral and the methodology to be used in calculating such amount, and (ii) agreeing to be bound by Section 12.19 of the Agreement.

Bank Product Reserve - as of any date of determination, the aggregate amount of reserves established by DIP Agent from time to time in its discretion in respect of Bank Product Obligations.

Bankruptcy Code - title 11 of the United States Code.

Bankruptcy Rules – the Federal Rules of Bankruptcy Procedure.

Base Rate - on any day, a per annum rate equal to the greater of (i) the Prime Rate for such day; (ii) the Federal Funds Rate for such day, plus 0.50%; or (iii) the LIBOR Rate for a one month interest period as determined on such day, plus 1.00%.

Board of Governors - the Board of Governors of the Federal Reserve System.

BofA – Bank of America, N.A. and its successors and assigns.

BofA Indemnitees - BofA and its officers, directors, employees, Affiliates, agents and attorneys.

Borrower Materials – as defined in Section 9.1.4 of the Agreement.

Borrowers’ Knowledge – the actual knowledge of a Senior Officer of a Borrower, or knowledge that a Senior Officer would have obtained if he or she had engaged in good faith and diligent performance of his or her duties, including reasonably specific inquiries of employees or agents and a good faith attempt to ascertain the matter to which such phrase relates.

Borrowing - a borrowing consisting of Revolver Loans of one Type made on the same day by DIP Lenders (or by BofA in the case of a Borrowing funded by Settlement Loans) or a conversion of a Revolver Loan or Loans of one Type from DIP Lenders on the same day.

Borrowing Base - on any date of determination thereof, an amount equal to the lesser of: (i) the aggregate amount of the Commitments on such date minus the sum of (x) the Pre-Petition ABL Obligations Reserve on such date and (y) the Letter of Credit Outstandings on such date, or (ii) an amount equal to (a) the sum of the Accounts Formula Amount on such date plus (b) the Inventory Formula Amount, minus in each of clauses (i) and (ii), the Availability Reserve on such date.

Borrowing Base Certificate - a certificate, in the form attached as Exhibit I, by which Borrowers shall certify to DIP Agent and DIP Lenders, with such frequency as set forth in

4

Section 7.5, the amount of the Borrowing Base as of the date of the certificate and the calculation of such amount.

Business Day - any day excluding Saturday, Sunday and any other day that is a legal holiday under the laws of the State of Georgia or North Carolina or is a day on which banking institutions located in such state are closed; provided, however, that when used with reference to a LIBOR Loan (including the making, continuing, prepaying or repaying of any LIBOR Loan), the term “Business Day” shall also exclude any day on which banks are not open for dealings in Dollar deposits on the London interbank market.

Capitalized Lease Obligation - any Debt represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

Carve-Out - shall have the meaning given to it in the Interim DIP Financing Order (or, when applicable, the Final DIP Financing Order).

Cash Collateral - cash or Cash Equivalents, and any interest or other income earned thereon, that constitutes Collateral or proceeds of Collateral or is delivered to DIP Agent to Cash Collateralize any Obligations and as security for the Obligations to the extent provided in the Agreement.

Cash Collateral Account - a demand deposit, money market or other account established by DIP Agent at such financial institution as DIP Agent may select in its discretion, which account shall be in DIP Agent’s name and subject to a Lien in favor of DIP Agent for the benefit of DIP Secured Parties.

Cash Collateralize, Cash Collateralized or Cash Collateralization - the delivery of cash to DIP Agent, as security for the payment of Obligations, in an amount equal to (i) with respect to Letter of Credit Outstandings, 105% of the aggregate Letter of Credit Outstandings, and (b) with respect to any inchoate, contingent or other Obligations (including Bank Product Obligations), 105% of DIP Agent’s good faith estimate of the amount due or to become due, including fees, expenses and indemnification hereunder.

Cash Equivalents - (i) marketable direct obligations issued or unconditionally guaranteed by the United States government and backed by the full faith and credit of the United States government having maturities of not more than 12 months from the date of acquisition; (ii) domestic certificates of deposit and time deposits having maturities of not more than 12 months from the date of acquisition, bankers’ acceptances having maturities of not more than 12 months from the date of acquisition and overnight bank deposits, in each case issued by BofA or any commercial bank organized under the laws of the United States, any state thereof or the District of Columbia, which at the time of acquisition are rated A-1 (or better) by S&P or P-1 (or better) by Moody’s, and (unless issued by a DIP Lender) not subject to offset rights in favor of such bank arising from any banking relationship with such bank; (iii) repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clauses (i) and (ii) entered into with any bank described in clause (ii) above; and (iv) commercial paper issued by BofA or having at the time of investment therein or a contractual commitment to invest

5

therein a rating of A-1 (or better) by S&P or P-1 (or better) by Moody’s, and having a maturity within 9 months after the date of acquisition thereof.

Cash Management Order - a "first day order" presented to the Court at or about the time of the commencement of the Chapter 11 Cases that authorizes the continuation of Borrowers' Pre-Petition cash management relationship with DIP Agent, PNC Bank, Fifth Third Bank, First Citizens Bank, KeyBank and any other banks identified in such order (collectively, the "Cash Management Banks"), which order shall include, among other things, provisions authorizing each Cash Management Bank, in the Ordinary Course of Business, to set off against Deposit Accounts maintained by any Borrower with such Cash Management Bank all fees and expenses for cash management services provided to such Borrower by such Cash Management Bank, Bank Products, analysis charges and other fees and expenses arising or incurred in connection therewith, in each case whether the foregoing are incurred or arise before or after the Petition Date, and which order shall be in form and substance satisfactory to each such Cash Management Bank in its sole and absolute discretion.

Cash Management Services - any services provided from time to time by any DIP Lender or any of its Affiliates to any Borrower or Subsidiary in connection with operating, collections, payroll, trust, or other depository or disbursement accounts, including automated clearinghouse, e-payable, electronic funds transfer, wire transfer, controlled disbursement, overdraft, depository, information reporting, lockbox and stop payment services.

CERCLA - the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. §§ 9601 et seq. and its implementing regulations.

Change in Law - the occurrence, after the date hereof, of (a) the adoption, taking effect or phasing in of any law, rule, regulation or treaty; (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof; or (c) the making, issuance or application of any request, guideline, requirement or directive (whether or not having the force of law) by any Governmental Authority; provided, however, that “Change in Law” shall include, regardless of the date enacted, adopted or issued, all requests, rules, guidelines, requirements or directives (i) under or relating to the Dodd-Frank Wall Street Reform and Consumer Protection Act, or (ii) promulgated pursuant to Basel III by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any similar authority) or any other Governmental Authority.

Change of Control - the occurrence of any of the following events after the date of the Agreement: (a) any Person or group shall own beneficially (as defined in Rule 13d3 of the SEC under the Exchange Act or any successor provision thereto) more than 50% of the aggregate Voting Power of SRC (other than an ownership by any Person or group who beneficially own in excess of 30% of the aggregate Voting Power of SRC on the date hereof); (b) any “Change of Control,” “Change in Control” or similar event or circumstance, however defined or designated, under the Pre-Petition Term Loan Documents or under any other agreement or document governing any Debt with an aggregate principal amount in excess of $5,000,000 shall occur; (c) the first day on which a majority of the members of the Board of Directors of SRC are not Continuing Directors; or (d) the sale of all, or substantially all, the assets of Borrowers (on a consolidated basis) to any other Persons.

6

Chapter 11 Cases - as defined in the recitals to the Agreement.

Chapter 11 Plan - a plan of reorganization or liquidation filed in any of the Chapter 11 Cases under Section 1121 of the Bankruptcy Code.

Claims - any and all claims, demands, liabilities, obligations, losses, damages, penalties, actions, interest, judgments, suits, awards, remedial response costs, expenses or disbursements of any kind or nature whatsoever (including reasonable attorneys’, accountants’, consultants’ or paralegals’ fees and expenses and Extraordinary Expenses) at any time (including after Full Payment of the Obligations, replacement of DIP Agent or any DIP Lender, or the Petition Date) incurred by any DIP Indemnitee or asserted against any DIP Indemnitee by any Obligor or other Person, in any way relating to (a) any Revolver Loans, Letters of Credit, DIP Loan Documents, Borrower Materials, or the use thereof or transactions relating thereto, (b) any action taken or omitted in connection with any DIP Loan Documents, (c) the existence or perfection of any Liens, or realization upon any Collateral, (d) exercise of any rights or remedies under any DIP Loan Documents or Applicable Law, (e) failure by any Obligor to perform or observe any terms of any DIP Loan Document, in each case including all costs and expenses relating to any investigation, litigation, arbitration or other proceeding (including an Insolvency Proceeding or appellate proceedings), whether or not the applicable Indemnitee is a party thereto, (f) any actual or alleged Environmental Release on or from any property owned or operated by any Borrower or any Subsidiary and any other liability arising under any Environmental Law relating to any Borrower or any Subsidiary and their respective Property, or (g) any of the Chapter 11 Cases.

Closing Date - the date on which all the conditions precedent set forth in Section 10 of the Agreement are satisfied or waived by the Required DIP Lenders in writing (which, in no event, shall be more than three (3) Business Days following the date the Court enters the Interim DIP Financing Order (or such later date as DIP Agent shall agree in its sole discretion)).

Code – the Internal Revenue Code of 1986.

Collateral – all of the Property and interests in Property in which a security interest is granted in Sections 6.1, 6.2, 6.3 and 6.4 of the Agreement and all Property described in any DIP Security Document as security for the payment or performance of any of the Obligations, and all other Property that now or hereafter secures (or is intended to secure) any Obligations, whether or not such Property or interest in Property was in existence on or was created, acquired or arose after the Petition Date; and all Property in which a Lien is granted in any of the DIP Financing Orders as security for the payment or performance of any of the Obligations, whether or not such Property or interest in Property was in existence on or acquired by a Borrower after the Petition Date, including the ABL Priority Collateral.

Commitment - at any date for any DIP Lender, the obligation of such DIP Lender to make Revolver Loans and to purchase participations in Letter of Credit Outstandings pursuant to the terms and conditions of this Agreement, which shall not exceed the principal amount set forth opposite such DIP Lender’s name under the heading “Commitment” on Schedule 1.1 hereto or the signature page of the Assignment and Acceptance by which it became a DIP Lender, as modified from time to time pursuant to the terms of this Agreement or to give effect to any applicable Assignment and Acceptance.

7

Commitments - the aggregate principal amount of the Commitments of all DIP Lenders, the maximum amount of which shall be $125,000,000.

Commitment Termination Date - the date that is the soonest to occur of (i) the Revolver Maturity Date; (ii) thirty (30) days after the entry of the Interim DIP Financing Order if the Final DIP Financing Order has not been entered on or before such date; (iii) the date on which a Borrower terminates the Commitments pursuant to Section 5.2.1 of the Agreement; (iv) the date on which the Commitments are terminated pursuant to Section 11.2.2 of the Agreement; (v) the effective date of any confirmed Acceptable Plan or the date of entry of a Confirmation Order with respect to any other Chapter 11 Plan; (vi) the date of filing by any Borrower of a Chapter 11 Plan that is not an Acceptable Plan; (vii) the date of entry of a Confirmation Order with respect to a Chapter 11 Plan filed by a Person other than a Borrower if such Chapter 11 Plan is not an Acceptable Plan; (viii) the effective date of any sale of all or substantially all of the Collateral; (ix) the date on which DIP Agent is granted relief from the automatic stay (after giving effect to any notice required for DIP Agent to enforce its Liens as described in any DIP Financing Order); or (x) the date on which any of the Chapter 11 Cases are dismissed or converted by the Court.

Committee - an official committee of unsecured creditors appointed in any of the Chapter 11 Cases by the U.S. Trustee.

Commodity Exchange Act - the Commodity Exchange Act (7 U.S.C. §§ 1 et seq.), as amended from time to time, and any successor statute.

Compliance Certificate - a Compliance Certificate to be provided by Borrowers to DIP Agent in accordance with, and in the form annexed as Exhibit D to, the Agreement, and the supporting schedules to be annexed thereto.

Confirmation Order - an order entered by the Court confirming a Chapter 11 Plan in any of the Chapter 11 Cases.

Connection Income Taxes - Other Connection Taxes that are imposed on or measured by net income (however denominated), or are franchise or branch profits Taxes.

Consolidated - the consolidation in accordance with GAAP of the accounts or other items as to which such term applies.

Contingent Obligation - with respect to any Person, any obligation of such Person arising from any guaranty, indemnity or other assurance of payment or performance of any Debt, lease, dividend or other obligation (“primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including (i) the direct or indirect guaranty, endorsement (other than for collection or deposit in the Ordinary Course of Business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of a primary obligor, (ii) the obligation to make take or pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement, (iii) any obligation of such Person, whether or not contingent, (A) to purchase any such primary obligation or any Property constituting direct or indirect security therefor, (B) to advance or supply funds (1) for the purchase or payment of any such primary obligations or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the

8

primary obligor, (C) to purchase Property, Securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (D) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof.  The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation with respect to which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability with respect thereto (assuming such Person is required to perform thereunder), as determined by such Person in good faith.

Continuing Director - at any date, an individual (a) who is a member of the Board of Directors of SRC on the date hereof, (b) who, as at such date, has been a member of such Board of Directors for at least the twelve preceding months, or (c) who has been nominated to be a member of such Board of Directors by a majority of the other Continuing Directors then in office.

Control or controlled by or under common control - possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of Voting Stock, by contract or otherwise, but not solely by being an officer or director of that Person); provided, however, that in any event any Person which beneficially owns, directly or indirectly, 10% or more (in number of votes) of the Equity Interests having ordinary Voting Power with respect to a corporation shall be conclusively presumed to control such corporation.

Copyrights - all copyrights, whether registered or unregistered and whether published or unpublished, in force under the laws of the United States, any other country or any political subdivision thereof, including all copyrights registered in the United States Copyright Office or in any office or agency of the United States of America, or any State thereof or any other country or any political subdivision thereof, or otherwise, and registrations and recordings thereof and all applications for registration thereof, whether pending or in preparation, and all copyright licenses.

Court - shall have the meaning ascribed to such term in the recitals of the Agreement.

CWA - the Clean Water Act, 33 U.S.C. §§ 1251 et seq.

Debt - as applied to a Person means, without duplication:  (i) all items which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person as of the date as of which Debt is to be determined, including Capitalized Lease Obligations; (ii) all Contingent Obligations of such Person; (iii) all reimbursement obligations in connection with letters of credit or letter of credit guaranties issued for the account of such Person; (iv) in the case of Borrowers (without duplication), the Obligations; (v) all reimbursement, payment or other obligations or liabilities of such Person created or arising under any conditional sale or title retention agreement with respect to property used or acquired by such Person; (vi) net obligations of such Person under any Hedge Agreement; (vii) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services (including

9

all reimbursement, payment or other obligations or liabilities of such Person created or arising under any conditional sale or title retention agreement with respect to property used or acquired by such Person) (excluding trade accounts payable in the Ordinary Course of Business and not outstanding for more than 120 days after such payable was due unless, if such payable is outstanding more than 120 days after such payable was due, they are being contested in good faith and by appropriate proceedings promptly initiated and diligently conducted) of the date of purchase of such goods and services (including all reimbursement, payment or other obligations or liabilities of such Person created or arising under any conditional sale or title retention agreement with respect to Property used or acquired by such Person), and indebtedness secured by (or for which the holder of such debt has an existing right, contingent or otherwise, to be secured by) a Lien on property owned or being acquired by such Person (including debt arising under conditional sales or other title retention agreements), whether or not such debt shall have been assumed by such Person or is limited in recourse; (viii) obligations arising under Synthetic Leases; (ix) all Disqualified Equity Interests of such Person; and (x) all obligations referred to in clauses (i) through (ix) of this definition of another Person secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) a Lien upon property owned by such Person.  The Debt of a Person shall include any recourse Debt of any partnership or joint venture in which such Person is a general partner or joint venturer.

Default - an event or condition the occurrence of which would, with the lapse of time or the giving of notice, or both, become an Event of Default.

Default Rate - on any date, a fluctuating rate per annum which is equal to the Base Rate in effect for such date plus the Applicable Margin plus 2.0% with respect to the principal amount of the Obligations bearing interest as a Base Rate Loan and (ii) the applicable LIBOR Rate in effect on such date for each LIBOR Loan outstanding plus the Applicable Margin plus 2.0%.

Defaulting DIP Lender – any DIP Lender that (a) has failed to comply with its funding obligations hereunder, and such failure is not cured within two (2) Business Days; (b) has failed to pay to DIP Agent or any DIP Lender any other amount required to be paid by it hereunder within two (2) Business Days of the date when due; (c) has notified DIP Agent or any Borrower that such DIP Lender does not intend to comply with its funding obligations hereunder or under any other credit facility, or has made a public statement to that effect; (d) has failed, within three (3) Business Days following request by DIP Agent or any Borrower, to confirm in a manner satisfactory to DIP Agent and Borrowers that such DIP Lender will comply with its funding obligations hereunder; or (e) has, or has a direct or indirect parent company that has, become the subject of an Insolvency Proceeding (including reorganization, liquidation, or appointment of a receiver, custodian, administrator or similar Person by the Federal Deposit Insurance Corporation or any other regulatory authority); provided, however, that a DIP Lender shall not be a Defaulting DIP Lender solely by virtue of a Governmental Authority’s ownership of an equity interest in such DIP Lender or parent company unless the ownership provides immunity for such DIP Lender from jurisdiction of courts within the United States or from enforcement of judgments or writs of attachment on its assets, or permits such DIP Lender or Governmental Authority to repudiate or otherwise to reject such DIP Lender’s agreements.

10

Delayed Draw Term DIP Loan – one or more advances made by Term DIP Lenders from time to time to any Borrower in accordance with the Term DIP Loan Agreement, up to an aggregate amount of $30,000,000.

Designated Jurisdiction - any country or territory that is the subject of any Sanction.

Deposit Account – each of a Person’s demand, time, savings, passbook, money market or other depository accounts, and all certificates of deposit, maintained by such Person with any bank, savings and loan association, credit union or other depository institution.

Dilution Percent - the percent, determined for Borrowers’ most recent Fiscal Quarter, equal to (a) bad debt write-downs or write-offs, discounts, returns, promotions, credits, credit memos and other dilutive items with respect to Accounts, divided by (b) gross sales.

Dilution Reserve – on any date an amount equal to the outstanding amount of Eligible Accounts on such date multiplied by a percentage that is equal to each percentage point (or part thereof) that the Dilution Percent on such date exceeds 5% (for example, if the Dilution Percent on such date is 6.5%, then the applicable percentage of the multiplier in calculating the Dilution Reserve would be 1.5%).

DIP ABL/Term Loan Intercreditor Agreement - that certain ABL/TL DIP Intercreditor Agreement dated as of March 12, 2015, by and among DIP Agent, Term DIP Agent, certain Borrowers, and the other parties from time to time party thereto, as such agreement may be amended, restated, supplemented or otherwise modified from time to time.

DIP Agent - as defined in the recitals to the Agreement, and includes any successor agent.

DIP Agent Indemnitees – DIP Agent in its capacity as collateral and administrative agent for DIP Lenders under the DIP Loan Documents and all of DIP Agent’s present and future Affiliates, officers, directors, employees, agents and attorneys.

DIP Agent Professionals - attorneys, accountants, appraisers, auditors, business valuation experts, environmental engineers or consultants, turnaround consultants, and other professionals and experts retained by DIP Agent in connection with any of the DIP Loan Documents, any of the transactions contemplated or effected thereunder, or any of the Chapter 11 Cases.

DIP Budget - as applicable, (a) an initial 13-week cash forecast and budget commencing with the week during which the Petition Date occurs, of Borrowers’ and their Subsidiaries’ consolidated projected  (i) cash receipts and cash operating disbursements for such 13-week period, on a weekly basis, (which such forecasts of cash receipts and cash operating disbursements shall be in form and substance satisfactory to DIP Agent (after reasonable consultation with Required DIP Lenders)), (ii) operating cash flow for such 13-week period, and (iii) a statement of the actual amounts of each line item for the preceding two (2) weeks together with a variance analysis from the previously delivered DIP Budget, together with an explanation of any material variances or material prospective changes to such DIP Budget, (b) back up schedules and supporting information consistent with past practice, and (c) an updated DIP Budget for each successive 13-week period thereafter, which shall, in each case, include detailed

11

line item receipts and expenditures, including the amount of Professional Fees and expenses for each Professional Person, together with appropriate supporting schedules and information. The DIP Budget (including, for the avoidance of doubt, the initial DIP Budget and any updated DIP Budget) shall be in form and substance acceptable to DIP Agent. The DIP Budget in effect on the Closing Date is attached to the Interim DIP Financing Order.

DIP Facility - the credit facility established by DIP Agent, DIP Lenders and Letter of Credit Issuer in favor of Borrowers in accordance with the Agreement and pursuant to which the Commitments are established.

DIP Financing Motion - the motion of Borrowers filed with the Court seeking approval of the DIP Facility and entry of the DIP Financing Orders.

DIP Financing Orders - collectively, the Interim DIP Financing Order and the Final DIP Financing Order.

DIP Indemnitees - DIP Agent Indemnitees, DIP Lender Indemnitees, and BofA Indemnitees.

DIP Lender Indemnitees – each DIP Lender, each Bank Product Provider and each of their respective officers, directors, employees, Affiliates, agents and attorneys.

DIP Lenders – the Persons defined as "DIP Lenders" in the preamble to the Agreement, BofA (whether in its capacity as a provider of Revolver Loans under Section 1 of the Agreement or as the provider of Settlement Loans under Section 3.1.3 of the Agreement), and any other Person who may from time to time become a “DIP Lender” under the Agreement, and their respective successors and permitted assigns.

DIP Loan Documents - the Agreement, any Other DIP Agreements, and any DIP Security Documents.

DIP Secured Parties - DIP Agent, DIP Lenders, Letter of Credit Issuer, and Bank Product Providers after the Petition Date.

DIP Security Documents - collectively, the Agreement as it relates to a security interest in the Collateral, and all other mortgage instruments, security agreements or similar instruments heretofore or hereafter executed by any Borrower or other Person and granting to DIP Agent, for the benefit of DIP Secured Parties, a Lien upon any Collateral to secure any of the Obligations.

Disbursements - for any period, the aggregate amount of all payments made by Borrower (and with respect to Professional Fees not yet paid pending approval of the Court, incurred by the Estate) during such period.

Disqualified Equity Interests - any Equity Interests which, by its terms (or by the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change in control or asset sale so long as any right of the holders thereof

12

upon the occurrence of a change in control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are then accrued and payable), in each case, prior to the date that is ninety-one (91) days after the Commitment Termination Date, (b) is redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests), in whole or in part, prior to the date that is ninety-one (91) days after the Commitment Termination Date, except as a result of a change in control or an asset sale or the death, disability, retirement, severance or termination of employment or service of a holder who is an employee or director of a Borrower or a Subsidiary, in each case so long as any such right of the holder (1) is not effective during the continuance of an Event of Default and is not effective to the extent that such redemption would result in a Default or an Event of Default or (2) is subject to the prior repayment in full of the Revolver Loans and all other Obligations that are then accrued and payable, (c) requires the payment of any cash dividend or any other scheduled cash payment constituting a return of capital, in each case, prior to the date that is ninety-one (91) days after the Commitment Termination Date, or (d) is or becomes convertible into or exchangeable for Debt or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is ninety-one (91) days after the Commitment Termination Date; provided that if such Equity Interests are issued to any plan for the benefit of employees of any Borrower or its Subsidiary or by any such plan to such employees, such Equity Interests shall not constitute a Disqualified Equity Interests solely because they may be required to be repurchased by any Borrower or its Subsidiary in order to satisfy applicable statutory or regulatory obligations.

Distribution - in respect of any entity, (i) any declaration or payment of any dividends, interest or other distributions on Equity Interests of the entity (except distributions in such Equity Interests), (ii) any distribution, advance or repayment of Debt to a holder of Equity Interests, and (ii) any purchase, redemption or other acquisition or retirement for value of any Equity Interests of the entity or any Affiliate of the entity unless made contemporaneously from the net proceeds of the sale of Equity Interests.

Document - shall have the meaning given to “document” in the UCC to the extent such meaning relates to Inventory.

Documented Invoice & Storage Accounts - Invoice & Storage Accounts for which (a) a bill-and-hold agreement has been executed and delivered to DIP Agent by the applicable U.S. Borrower and the Account Debtor, in form and substance satisfactory to DIP Agent, or (b) the related underlying storage agreement between the applicable U.S. Borrower and the Account Debtor, in form and substance satisfactory to DIP Agent.

Dollars and the sign $ - lawful money of the United States of America.

Domestic Subsidiary - a Subsidiary of a Borrower (other than a Subsidiary that is a Borrower) that is incorporated under the laws of a state of the United States or the District of Columbia.

Dominion Account – a Deposit Account established by a Borrower at BofA or another bank acceptable to DIP Agent, into which the proceeds from any Collateral may be collected or

13

concentrated from time to time and over which DIP Agent has exclusive control for withdrawal purposes.

Eligible Account - an Account which arises in the Ordinary Course of Business of a U.S. Borrower’s business from the sale of Inventory or rendition of services, is payable in Dollars, is subject to DIP Agent’s duly perfected Lien, and is deemed by DIP Agent, in its reasonable credit judgment, to be an Eligible Account.  Without limiting the generality of the foregoing, no Account shall be an Eligible Account if:  (i) it arises out of a sale made or services rendered by a U.S. Borrower to a Subsidiary or an Affiliate of any U.S. Borrower or to a Person controlled by an Affiliate of any U.S. Borrower; (ii) (A) for any Account, other than an Account of a Specified Account Debtor, it is due or unpaid more than ninety (90) days after the original invoice date, or (B) for any Account of a Specified Account Debtor, it is due or unpaid more than 120 days after the original invoice date; provided that all such Accounts  of a Specified Account Debtor due or unpaid more than ninety (90) days but less than 120 days after the original invoice date shall not to exceed $4,000,000 at any time; (iii) 50% or more of the Accounts from the Account Debtor are not deemed Eligible Accounts hereunder; (iv) the total unpaid Accounts of the Account Debtor exceed 20% of the aggregate amount of all Eligible Accounts, in each case to the extent of such excess; (v) any covenant, representation or warranty contained in the Agreement has been breached; (vi) the Account Debtor is also a U.S. Borrower’s creditor (other than DIP Lenders) or supplier, or the Account Debtor has disputed liability with respect to such Account, or the Account Debtor has made any claim with respect to any other Account due from such Account Debtor to a U.S. Borrower, or the Account otherwise is or may become subject to any right of setoff, counterclaim, reserve or chargeback, provided that, the Accounts of any such U.S. Account Debtor shall be ineligible only to the extent of such offset, counterclaim, disputed amount, reserve or chargeback; (vii) an Insolvency Proceeding has been commenced by or against the Account Debtor or the Account Debtor has failed, suspended business or ceased to be Solvent, or is subject to Sanctions or any specially designated nationals list maintained by OFAC; or the U.S. Borrower is not able to bring suit or enforce remedies against the Account Debtor through judicial process; (viii) the invoice relating thereto is sent to a location outside the United States of America, Puerto Rico or Canada; (ix) it arises from a sale to the Account Debtor on a bill and hold, guaranteed sale, sale or return, sale on approval, consignment or any other repurchase or return basis (other than Invoice & Storage Accounts); (x) the Account Debtor is the United States of America or any department, agency or instrumentality thereof unless U.S. Borrowers have complied with all federal assignment of claims laws with respect thereto; (xi) the Account Debtor is located in any state which imposes conditions on the right of a creditor to collect accounts receivable unless such U.S. Borrower has either qualified to transact business in such state as a foreign entity or filed a Notice of Business Activities Report or other required report with the appropriate officials in such state for the then current year; (xii) the Account Debtor is located in a state in which such U.S. Borrower is deemed to be doing business under the laws of such state and which denies creditors access to its courts in the absence of qualification to transact business in such state or of the filing of any reports with such state, unless such U.S. Borrower has qualified as a foreign entity authorized to transact business in such state or has filed all required reports; (xiii) the Account is subject to a Lien other than a Permitted Lien; (xiv) the goods giving rise to such Account have not been delivered to and accepted by the Account Debtor or the services giving rise to such Account have not been performed by such U.S. Borrower and accepted by the Account Debtor or the Account otherwise does not represent a final sale or a final rendition of services (other than Invoice & Storage

14

Accounts); (xv) the Account is evidenced by Chattel Paper or an Instrument of any kind, or has been reduced to judgment; (xvi) the Account represents a progress billing or a retainage (other than Invoice & Storage Accounts); (xvii) such U.S. Borrower has made any agreement with the Account Debtor for any deduction therefrom, except for discounts or allowances granted by any U.S. Borrower for prompt payment or otherwise made in the Ordinary Course of Business and which discounts or allowances are reflected in the calculation of the face value of each invoice related to such Account; (xviii) the Account is an Account acquired pursuant to an Acquisition unless DIP Agent has completed a field audit and examination with respect to such Account and has satisfied itself that such Account should be treated as an Eligible Account; (xix) a performance bond supports the obligations of a U.S. Borrower with respect to an Account (other than performance bonds supported by a Letter of Credit); or (xx) the Account represents, in whole or in part, a billing for interest, fees or late charges; provided that such Account shall be ineligible only to the extent of the amount of such billing.

Eligible Assignee - a Person that is (a) a DIP Lender or Affiliate of a DIP Lender; (b) a financial institution approved by DIP Agent in its discretion that extends revolving credit facilities of this type in its ordinary course of business; and (c) Silver Point Finance, LLC or its designee.

Eligible Billed Accounts – all Eligible Accounts other than Eligible Unbilled Accounts.

Eligible Inventory - Inventory owned by a U.S. Borrower that DIP Agent, in its reasonable credit judgment, deems to be Eligible Inventory.  Without limiting the foregoing, no Inventory shall be Eligible Inventory unless it (i) is finished goods or raw materials, and not work-in-process, packaging or shipping materials, shipping labels, samples, display items, bags, replacement parts or manufacturing supplies; (ii) is not held on consignment (other than consigned Inventory for which Required Consignee Documentation has been delivered to DIP Agent; provided that the amount of all such consigned Inventory that may be included as Eligible Inventory shall not exceed $500,000 in the aggregate at any time) nor subject to any deposit or downpayment; (iii) is in new and saleable condition and is not damaged, defective, shopworn or otherwise unfit for sale; (iv) is not slow-moving, perishable, obsolete or unmerchantable, and does not constitute returned or repossessed goods; (v) meets all standards imposed by any Governmental Authority, has not been acquired from an entity subject to Sanctions or any specially designated nationals list maintained by OFAC, and does not constitute hazardous materials under any Environmental Law; (vi) conforms with the covenants and representations herein; (vii) is subject to DIP Agent’s duly perfected, first priority Lien, and no other Lien; (viii) is within the continental United States, Puerto Rico or Canada, is not in transit except between locations of Borrowers, and is not consigned to any Person; (ix) is not subject to any warehouse receipt or negotiable Document; (x) is not located on leased premises or in the possession of a warehouseman, processor, repairman, mechanic, shipper, freight forwarder or other Person, unless the lessor or such Person has delivered a Lien Waiver with respect to the Pre-Petition ABL Loan Agreement or an appropriate Rent and Charges Reserve has been established; (xi) to the extent the manufacture, sale, distribution or disposition of such Inventory is in any manner governed by or subject to a License Agreement, such License Agreement in full force and effect; and (xii) is not subject to any License Agreement or other arrangement that restricts DIP Agent’s right to manufacture, sell, distribute or otherwise dispose of such Inventory unless (A) the customer with respect to such Inventory is contractually obligated to purchase such Inventory or

15

(B) the aggregate amount of Inventory that is subject to such License Agreement or other arrangement does not exceed $500,000 at any time.

Eligible Unbilled Accounts – Eligible Accounts which (i) have been earned by a U.S. Borrower’s shipment of goods to an Account Debtor and which are accrued on a U.S. Borrower’s books and records but which have not been billed by such U.S. Borrower (provided that such U.S. Borrower retains the right to bill the applicable Account Debtor at any time, to the extent it is permitted to do so pursuant to the underlying customer agreement), (ii) are evidenced by a purchase order from the Account Debtor, (iii) are reflected on such U.S. Borrower’s books and records in form reasonably satisfactory to DIP Agent, (iv) remain unbilled for no longer than the earlier of (a) thirty (30) days after the date on which such U.S. Borrower’s right to payment under such Eligible Accounts was earned or (b) thirty (30) days after the date on which such Eligible Accounts were first included in the Borrowing Base, and (v) DIP Agent determines to be Eligible Unbilled Accounts in its reasonable credit judgment.

Enforcement Action – any action to enforce any Obligations (other than Bank Product Obligations) or DIP Loan Documents or to exercise any rights or remedies relating to any Collateral (whether by judicial action, self-help, notification of Account Debtors, setoff or recoupment, credit bid, action in an Obligor’s Insolvency Proceeding, or otherwise).

Environmental Agreement - each agreement of any Borrower with respect to any Real Estate, pursuant to which such Borrower agrees to indemnify and hold harmless DIP Agent and DIP Lenders from liability under any Environmental Laws.

Environmental Laws - all Applicable Law, all programs, permits, guidance documents promulgated by regulatory agencies, and orders and consent decrees having the force of law, now or hereafter in effect and relating to human health and safety or the protection or pollution of the environment, including CERCLA, RCRA and CWA.

Environmental Notice - a notice (whether written or oral) from any Governmental Authority or other Person of any possible noncompliance with, investigation of a possible violation of, litigation relating to, or potential fine or liability under any Environmental Law, or with respect to any Environmental Release, environmental pollution or hazardous materials, including any complaint, summons, citation, order, claim, demand or request for correction, remediation or otherwise.

Environmental Release - a release as defined in CERCLA or under any applicable Environmental Laws.

Equipment - all of each Borrower’s machinery, apparatus, equipment, fittings, furniture, fixtures, motor vehicles and other tangible personal Property (other than Inventory) of every kind and description, whether now owned or hereafter acquired by such Borrower and wherever located, and all parts, accessories and special tools therefor, all accessions thereto, and all substitutions and replacements thereof.

Equity Interest - the interest of (i) a shareholder in a corporation, (ii) a partner (whether general or limited) in a partnership (whether general, limited or limited liability), (iii) a member

16

in a limited liability company, or (iv) any other Person having any other form of equity security or ownership interest.

ERISA - the Employee Retirement Income Security Act of 1974, and all rules and regulations from time to time promulgated thereunder.

ERISA Affiliate - any trade or business (whether or not incorporated) under common control with a Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

Estate - For each Borrower, the estate created in such Borrower's Chapter 11 Case pursuant to Section 541(a) of the Bankruptcy Code.

Event of Default - as defined in Section 11 of the Agreement.

Excluded Deposit Account – collectively, Deposit Accounts established solely for the purpose of funding payroll, payroll taxes and other compensation and benefits to employees.

Excluded Swap Obligation - with respect to an Obligor, each Swap Obligation as to which, and only to the extent that, such Obligor’s guaranty of or grant of a Lien as security for such Swap Obligation is or becomes illegal under the Commodity Exchange Act because the Obligor does not constitute an “eligible contract participant” as defined in the act (determined after giving effect to any keepwell, support or other agreement for the benefit of such Obligor and all guarantees of Swap Obligations by other Obligors) when such guaranty or grant of Lien becomes effective with respect to the Swap Obligation.  If a Hedge Agreement governs more than one Swap Obligation, only the Swap Obligation(s) or portions thereof described in the foregoing sentence shall be Excluded Swap Obligation(s) for the applicable Obligor.

Excluded Tax - (a) Taxes imposed on or measured by a Recipient’s net income (however denominated), franchise Taxes and branch profits Taxes (i) as a result of such Recipient being organized under the laws of, or having its principal office or applicable Lending Office located in, the jurisdiction imposing such Tax, or (ii) constituting Other Connection Taxes; (b) U.S. federal withholding Taxes imposed on amounts payable to or for the account of a DIP Lender with respect to its interest in a Loan or Commitment pursuant to a law in effect when such DIP Lender acquires such interest (except pursuant to an assignment request by SRC under Section 12.17) or changes its Lending Office, except to the extent that, pursuant to Section 4.9 of the Agreement, amounts with respect to such Taxes were payable to its assignor immediately prior to such assignment or to such DIP Lender immediately prior to its change in Lending Office; (c) Taxes attributable to a Recipient’s failure to comply with Section 4.10 of the Agreement; and (d) U.S. federal withholding Taxes imposed pursuant to FATCA.

Existing Letters of Credit - those Letters of Credit set forth on Schedule 1.2.1, each of which was in existence on the Petition Date.

Extraordinary Expenses - all costs, expenses, fees or advances that DIP Agent or any DIP Lender may suffer or incur, whether prior to or after the occurrence of an Event of Default, and whether prior to, after or during the pendency of the Chapter 11 Cases or any other Insolvency Proceeding of an Obligor, including those relating to, on account of or in connection with (i) the

17

audit, inspection, repossession, storage, repair, appraisal, insuring, completion of the manufacture of, preparing for sale, advertising for sale, selling, collecting or otherwise preserving or realizing upon any Collateral; (ii) the defense of DIP Agent’s Lien upon any Collateral or the priority thereof or any adverse claim with respect to the Loans, the DIP Loan Documents or the Collateral asserted by any Obligor, any receiver or trustee for any Obligor or any creditor or representative of creditors of any Obligor; (iii) any action, arbitration or other proceeding (whether instituted by or against DIP Agent, any DIP Lender, any Borrower, any representative of creditors of any Borrower or any other Person) in any way relating to any Collateral (including the validity, perfection, priority or avoidability of DIP Agent's Liens with respect to any Collateral), the DIP Loan Documents, the Obligations, or other Claims; (iv) the settlement or satisfaction of any taxes, charges or Liens with respect to any Collateral (whether or not such Liens are Permitted Liens); (v) the collection or enforcement of any of the Obligations; (vi) any Enforcement Action; (vii) the negotiation, documentation, and closing of any modification, waiver, workout, restructuring or forbearance agreement with respect to any DIP Loan Document or any Obligations; (viii) amounts advanced by DIP Agent pursuant to Sections 7.1.3 or 12.9.4 of the Agreement; (ix) the enforcement of any of the provisions of any of the DIP Loan Documents; and (x) any payment under a guaranty, indemnity or other payment agreement provided by DIP Agent or (with DIP Agent’s consent) any DIP Lender, which is reimbursable to DIP Agent or such DIP Lender by a Borrower pursuant to Section 2.4.2 of the Agreement.  Such costs, expenses and advances may include transfer fees, field exam fees, taxes, storage fees, insurance costs, permit fees, utility reservation and standby fees, legal fees, appraisal fees, brokers’ fees and commissions, auctioneers’ fees and commissions, accountants’ fees, environmental study fees, wages and salaries paid to employees of any or all Borrowers or independent contractors in liquidating any Collateral, travel expenses, all other fees and expenses payable or reimbursable by Borrowers or any other Obligor under any of the DIP Loan Documents, and all other fees and expenses associated with the enforcement of rights or remedies under any of the DIP Loan Documents, but excluding compensation paid to employees (including inside legal counsel who are employees) of DIP Agent.

FATCA – the Foreign Account Tax Compliance Act, 26 U.S.C. §§ 1471 et seq.

Federal Funds Rate - (i) the weighted average of interest rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on the applicable Business Day (or on the preceding Business Day, if the applicable day is not a Business Day), as published by the Federal Reserve Bank of New York on the next Business Day; or (ii) if no such rate is published on the next Business Day, the average rate (rounded up, if necessary, to the nearest 1/8 of 1%) charged to BofA on the applicable day on such transactions, as determined by DIP Agent.

FEIN - with respect to any Person, the Federal Employer Identification Number of such Person.

Final DIP Financing Order - with respect to the Chapter 11 Cases, a Final Order in substantially the form of the Interim DIP Financing Order and otherwise in form and substance reasonably satisfactory to DIP Agent and the Required DIP Lenders, authorizing and approving on a final basis, among other things, the matters and provisions in the Interim DIP Financing Order, and providing that, in the event of a dismissal, conversion or substantive consolidation of

18

any of the Chapter 11 Cases, (i) the Agreement and the other DIP Loan Documents shall remain valid and enforceable against all Obligors, (ii) the rights and remedies under the DIP Loan Documents, the DIP Financing Orders and Applicable Law shall not be adversely affected, and (iii) the Liens granted to any of Pre-Petition ABL Secured Parties and DIP Secured Parties under the DIP Loan Documents and the DIP Financing Orders shall remain valid and perfected and shall enjoy the same priority as such Liens enjoyed prior to such dismissal, conversion or substantive consolidation of such Chapter 11 Case.

Final Order - an order or judgment of the Court as entered on its docket that has not been reversed, stayed pursuant to any applicable Bankruptcy Rule or any other applicable rule of civil or appellate procedure, and as to which the time to appeal, petition for certiorari, or seek re-argument or rehearing has expired, or as to which any right to appeal, petition for certiorari or seek re-argument or rehearing has been waived in writing in a manner satisfactory to the parties in interest, or if a notice of appeal, petition for certiorari, or motion for re-argument or rehearing was timely filed, the order or judgment has been affirmed by the highest court to which the order or judgment was appealed or from which the re-argument or rehearing was sought, or a certiorari has been denied, and the time to file any further appeal or to petition for certiorari or to seek further re-argument has expired.

First Day Orders - all orders entered or to be entered by the Court granting the relief requested in the motions filed with the Court on the Petition Date or within five (5) Business Days after the Petition Date or based on motions filed on or about the Petition Date, which shall each be in form and substance reasonably satisfactory to DIP Agent and the Required DIP Lenders.

Fiscal Month - Borrowers’ fiscal month, as shown on Borrowers’ Fiscal Calendar attached as Exhibit I, subject to revisions as permitted in Section 9.2.4 of the Agreement.

Fiscal Quarter - Borrowers’ fiscal quarter, as shown on Borrowers’ Fiscal Calendar attached as Exhibit I, subject to the revisions as permitted in Section 9.2.4 of the Agreement.

Fiscal Year - Borrowers’ fiscal year as shown on Borrowers’ Fiscal Calendar attached as Exhibit I, subject to revisions as permitted in Section 9.2.4 of the Agreement.

FLSA - the Fair Labor Standards Act of 1938.

Foreign DIP Lender - any Lender that is not a U.S. Person.

Foreign Plan - any employee benefit plan or arrangement (a) maintained or contributed to by a Borrower or any Subsidiary that is not subject to the laws of the United States; or (b) mandated by a government other than the United States for employees of a Borrower or any Subsidiary.

Foreign Subsidiary - a Subsidiary that is a "controlled foreign corporation" under Section 957 of the Code, such that a guaranty by such Subsidiary of the Obligations or a Lien on the assets of such Subsidiary to secure the Obligations would result in material tax liability to a Borrower.

19

Fronting Exposure - a Defaulting DIP Lender’s interest in Letter of Credit Outstandings, Settlement Loans and Protective Advances, except to the extent Cash Collateralized by the Defaulting DIP Lender or allocated to other DIP Lenders hereunder.

Full Payment - with respect to the Obligations and the Pre-Petition ABL Obligations, (a) the full and indefeasible cash payment thereof, including any interest, fees and other charges accruing or incurred prior to or during the pendency of the Chapter 11 cases or any other Insolvency Proceeding (whether or not allowed in the proceeding); (b) if any such Pre-Petition ABL Lender Debt or Obligations are Letter of Credit Outstandings or inchoate or contingent in nature, Cash Collateralization thereof (or delivery of a standby letter of credit acceptable to DIP Agent in its discretion, in the amount of required Cash Collateral); (c) a release in form and substance satisfactory to DIP Agent of any Claims of each Borrower against DIP Agent and DIP Lenders, or Pre-Petition ABL Agent and Pre-Petition ABL Lenders, as applicable, arising on or before the payment date.  No Revolver Loans shall be deemed to have been paid in full unless all Commitments related to such Revolver Loans have expired or been terminated; and (d) the expiration of the Challenge Deadline under (and as defined in) the DIP Financing Orders without any challenge having been timely asserted.

GAAP - generally accepted accounting principles in the United States of America in effect from time to time.

General Intangibles - the following general intangibles of a Borrower, whether now owned or hereafter created or acquired by a Borrower: (i) all choses in action and causes of action except to the extent relating exclusively to equipment, real estate or intellectual property of a Borrower, (ii) all company or other business records, licenses, franchises, customer lists, permits and operational manuals relating to Accounts and Inventory; (iii) tax refund claims except claims relating exclusively to equipment, real estate or intellectual property of a Borrower, (iv) insurance refunds and premium rebates relating exclusively to business interruption insurance and insurance on the Collateral; (v) all claims under guaranties, security interests or other security held by or granted to a Borrower to secure payment of any of a Borrower’s Accounts by an Account Debtor; (vi) all rights to indemnification relating to Inventory and Accounts; and (vii) all other intangible property of a Borrower of every kind and nature excluding such other intangible property relating to equipment or real estate of a Borrower and excluding all inventions, blueprints, designs, patents, patent applications, trademarks, trademark applications, trade names, trade secrets, service marks, goodwill, brand names, copyrights, and registrations.

Governmental Approvals - all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to all Governmental Authorities.

Governmental Authority - any federal, state, local, municipal, foreign or other governmental department, bureau, agency, tribunal, authority, body, commission, court, instrumentality, political subdivision, central bank, or other entity or officer exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions for or pertaining to any governmental, judicial, investigative, regulatory or self-regulatory authority, in each case whether associated with the United States, a state, district or territory thereof, or a foreign entity

20

or government (including any supra-national bodies such as the European Union or European Central Bank).

Hedge Agreement - any and all agreements, or documents now existing or hereafter entered into by any Borrower that provide for an interest rate, credit, commodity or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging any Borrower’s exposure to fluctuations in interest or exchange rates, loan, credit exchange, security or currency valuations or commodity prices.

Indemnified Amount - in the case of DIP Agent Indemnitees, the amount of any loss, cost, expenses or damages suffered or incurred by DIP Agent Indemnitees and against which DIP Lenders or any Obligor have agreed to indemnify DIP Agent Indemnitees pursuant to the terms of the Agreement or any of the other DIP Loan Documents; in the case of DIP Lender Indemnitees, the amount of any loss, cost, expenses or damages suffered or incurred by DIP Lender Indemnitees and against which DIP Lenders or any Obligor have agreed to indemnify DIP Lender Indemnitees pursuant to the terms of the Agreement or any of the other DIP Loan Documents.

Indemnified Taxes - (a) Taxes, other than Excluded Taxes, imposed on or relating to any payment of an Obligation; and (b) to the extent not otherwise described in clause (a), Other Taxes.

Initial Approved Form - with respect to any order of the Court, the form of such order that was filed with the Court or circulated to the DIP Lenders prior to any hearing at which the Court considered entry of such order; and with respect to the DIP Budget and the Professional Fees Budget, the forms of DIP Budget and the Professional Fees Budget that were attached to the DIP Financing Motion; in each case as and to the extent approved by the DIP Agent and the Required DIP Lenders.

Initial Transactions - collectively, (a) the making of the initial Revolver Loans and the issuance of any new Letters of Credit hereunder on or about the Closing Date and (b) the payment of the fees and expenses incurred by DIP Agent and DIP Lenders in connection with negotiating and documenting the DIP Facility, seeking and obtaining Court approval of the DIP Facility, preparing for the closing on the DIP Facility, and consummating the foregoing.

Insolvency Proceeding - any action, case or proceeding commenced under any state, federal or foreign law by or against a Person, or any agreement of such Person, for (i) the entry of an order for relief under any chapter of the Bankruptcy Code or other insolvency or debt adjustment law (whether state, federal or foreign), (ii) the appointment of a receiver, trustee, liquidator, administrator, conservator or other custodian for such Person or any part of its Property, (iii) an assignment or trust mortgage for the benefit of creditors of such Person, or (iv) the liquidation, dissolution or winding up of the affairs of such Person.

Intellectual Property - all intellectual and similar Property of a Person, including inventions, designs, patents, copyrights, trademarks, service marks, trade names, trade secrets, confidential or proprietary information, customer lists, know-how, software and databases; all

21

embodiments or fixations thereof and all related documentation, applications, registrations and franchises; and all licenses or other rights to use any of the foregoing.

Intellectual Property Claim - the assertion by any Person of a claim (whether asserted in writing, by action, suit or proceeding or otherwise) that a Borrower’s ownership, use, marketing, sale or distribution of any Inventory, Equipment, Intellectual Property or other Property violates of any ownership or other right to use any Intellectual Property of such Person.

Intercreditor Agreements – collectively, the Pre-Petition ABL/Term Loan Intercreditor Agreement and the DIP ABL/Term Loan Intercreditor Agreement.

Interest Period - shall have the meaning ascribed to it in Section 2.1.3 of the Agreement.

Interim DIP Financing Order - an interim order or orders of the Court entered in the Chapter 11 Cases authorizing and approving, among other things, on an interim basis, the Agreement, the other DIP Loan Documents, the DIP Facility, the Term DIP Facility, the Term DIP Loan Documents, the extensions of credit to Borrowers in accordance with the terms thereof, and the transactions contemplated thereby and granting Liens on the Collateral, with the applicable priority thereof, and the Superpriority Claims, each as described therein and in the DIP ABL/Term Loan Intercreditor Agreement, in favor of DIP Agent for the ratable benefit of DIP Secured Parties and in favor of Term DIP Agent for the ratable benefit of Term DIP Lenders, as such order or orders may be extended, amended, supplemented or modified in a manner satisfactory to the Required DIP Lenders in their sole discretion.  The Interim DIP Financing Order shall, among other things, (i) limit borrowings under the DIP Facility and the Term DIP Facility to amounts set forth in the DIP Budget (subject to Permitted Variances) and so long as no Event of Default has occurred and is continuing; (ii) approve the payment by Borrowers of all the fees provided for in the Agreement, in the other DIP Loan Documents and under the DIP Facility, including, but not limited to, the fees and expenses of Pre-Petition ABL Agent under the Prepetition ABL Loan Documents and its advisors, (iii) find that DIP Lenders are extending credit to Borrowers in good faith within the meaning of Section 364(e) of the Bankruptcy Code, (iv) lift the automatic stay to permit each Borrower to perform its respective obligations, and DIP Agent and Term DIP Agent to exercise their respective remedies with respect to the DIP Facility and the Term DIP Facility, as applicable, (v) permit the use of loans under the Term DIP Facility and Revolver Loans under the DIP Facility solely to pay expenditures pursuant to the DIP Budget (subject to Permitted Variances) and otherwise on terms satisfactory to DIP Agent, (vi) provide that the Carve-Out shall apply solely to the Liens securing the Term Loan Priority Collateral and not to any Liens securing the ABL Priority Collateral, (vii) contain findings, subject to typical reservation of rights for non-debtor parties in bankruptcy court, that the Pre-Petition ABL Obligations are due and owing and not subject to any defense, counterclaim, or setoff, that the Liens securing the Pre-Petition ABL Obligations are valid and duly perfected, and that any challenge must be brought by (a) any party in interest with requisite standing, other than a statutory committee appointed in the Chapter 11 Cases (a “Committee”), within seventy-five (75) days after the Petition Date, (b) in the case of a Committee, sixty (60) days after the date on which notice of the appointment of such Committee is filed with the Court, (c) any such later date agreed to in writing by DIP Agent and the Term DIP Agent, or (d) any such later date ordered by the Court for cause shown after notice and an opportunity to be heard, or be forever barred; provided that in no event shall the Committee shall

22

be permitted to expend no more than $25,000 to investigate or prosecute any such challenge; (viii) have such other findings, orders, and relief typical for financings of the type contemplated herein; and (ix) otherwise be in form and substance satisfactory to DIP Agent.

Interim Period - the period commencing on the date that the Interim DIP Financing Order is entered by the Court and ending on the sooner to occur of (a) the date that the Final DIP Financing Order is entered by the Court or (b) the date that is thirty (30) days after the date that the Interim DIP Financing Order is entered by the Court.

Inventory Appraisal – an appraisal, in form and substance satisfactory to DIP Agent, conducted by an appraisal company with qualifications and standing acceptable to DIP Agent pursuant to which such appraisal company determines the net orderly liquidation value of Inventory expected to be realized at an orderly, negotiated sale of Inventory held within a reasonable period of time, net of all liquidation expenses.

Inventory Formula Amount – on any date of determination, an amount equal to the least of (i) 65% of the Value of Eligible Inventory, (ii) 85% of the NOLV Percentage of the Value of Eligible Inventory, and (iii) $40,000,000.

Inventory Reserve – reserves established by DIP Agent to reflect factors that may negatively impact the Value of Inventory, including change in salability, obsolescence, seasonality, theft, shrinkage, imbalance, change in composition or mix, markdowns and vendor chargebacks.

Investment - any Acquisition; any acquisition of record or beneficial ownership of any Equity Interests of a Person; or any advance or capital contribution to or other investment in a Person.

Invoice & Storage Accounts – Accounts arising out of bill-and-hold transactions of the type customarily engaged in by U.S. Borrowers in the Ordinary Course of Business as of the date hereof in which the goods were sold pursuant to a specific purchase order, contract or other agreement and the applicable Account Debtor is contractually obligated to pay for such goods upon receipt of an invoice, and which otherwise constitute Eligible Billed Accounts.

Knowledge – with respect to any Person, including a Senior Officer, the actual knowledge of such Person, without special investigation or inquiry.

Letter of Credit – a commercial/documentary letter of credit, or standby letter of credit issued or, in the case of the Existing Letters of Credit, deemed issued pursuant to the Agreement.

Letter of Credit Documents - any and all agreements, instruments and documents required by Letter of Credit Issuer to be executed by any or all U.S. Borrowers or any other Person and delivered to Letter of Credit Issuer for the issuance of any Letter of Credit.

Letter of Credit Fee Percentage - a per annum percent equal to the Applicable Margin for LIBOR Rate Loans.

Letter of Credit Issuer – BofA or any Affiliate of BofA.

23

Letter of Credit Outstandings - on any date of determination thereof, an amount equal to the sum of (i) all amounts then due and payable by any Borrower on such date by reason of any payment made on or before such date by Letter of Credit Issuer under any Letter of Credit, including any Existing Letter of Credit, plus (ii) the aggregate undrawn amount of all Letters of Credit then outstanding, including the Existing Letters of Credit, or to be issued by Letter of Credit Issuer under a letter of credit application theretofore submitted to Letter of Credit Issuer.

Letter of Credit Reserve - at any date, the aggregate of all Letter of Credit Outstandings on such date, other than Letter of Credit Outstandings that are fully Cash Collateralized.

LIBOR Lending Office - with respect to a DIP Lender, the office designated as a LIBOR Lending Office for such DIP Lender on Schedule 14.9 (or on any Assignment and Acceptance, in the case of an assignee) and such other office of such DIP Lender or any of its Affiliates that is hereafter designated by written notice to DIP Agent.

LIBOR Loan - a Revolver Loan, or portion thereof, during any period in which it bears interest at a rate based upon the applicable LIBOR Rate.

LIBOR Rate - for any Interest Period with respect to a LIBOR Loan, the per annum rate of interest (rounded up, if necessary, to the nearest 1/8th of 1%), determined by DIP Agent at approximately 11:00 a.m. (London time) two (2) Business Days prior to commencement of such Interest Period, for a term comparable to such Interest Period, equal to (i) the ICE Benchmark Administration London Interbank Offered Rate (the “ICE LIBOR”), as published by Reuters (or other commercially available source designated by DIP Agent); or (ii) if the ICE LIBOR is not available for any reason, the interest rate at which Dollar deposits in the approximate amount of the LIBOR Loan would be offered by Bank’s, London branch to major banks in the London interbank Eurodollar market.  If the Board of Governors imposes a Reserve Percentage with respect to LIBOR deposits, then the LIBOR Rate shall be the foregoing rate, divided by 1 minus the Reserve Percentage.

License Agreement - any agreement between a Borrower and a Licensor pursuant to which such Borrower is authorized to use any Intellectual Property in connection with the manufacturing, marketing, sale or other distribution of any Collateral, any use of Property or any other conduct of business of such Borrower.

Licensor - any Person from whom a Borrower obtains the right to use (whether on an exclusive or non-exclusive basis) any Intellectual Property in connection with such Borrower’s manufacture, marketing, sale or other distribution of any Collateral, any use of Property or any other conduct of business of such Borrower.

Lien - a Person’s interest in Property securing an obligation owed to, or a claim by, such Person, whether such interest is based on common law, statute or contract, including any lien, security interest, pledge, hypothecation, assignment, trust, reservation, encroachment, easement, right-of-way, covenant, condition, restriction, lease, or other title exception or encumbrance affecting Property.

Lien Waiver - an agreement, in form and substance satisfactory to DIP Agent, by which (i) for any material Collateral located on leased premises, the lessor waives or subordinates any

24

Lien it may have on the Collateral, and agrees to permit DIP Agent to enter upon the premises and remove the Collateral or to use the premises to store or dispose of the Collateral; (ii) for any Collateral held by a warehouseman, processor, shipper, customs broker or freight forwarder, such Person waives or subordinates any Lien it may have on the Collateral, agrees to hold any Documents in its possession relating to the Collateral as agent for DIP Agent, and agrees to deliver the Collateral to DIP Agent upon request; (iii) for any Collateral held by a repairman, mechanic or bailee, such Person acknowledges DIP Agent’s Lien, waives or subordinates any Lien it may have on the Collateral, and agrees to deliver the Collateral to DIP Agent upon request; and (iv) for any Collateral subject to a Licensor’s Intellectual Property rights, the Licensor grants to DIP Agent the right, vis-à-vis such Licensor, to enforce DIP Agent’s Liens with respect to the Collateral, including the right to dispose of it with the benefit of the Intellectual Property, whether or not a default exists under any applicable License.

Loan - a Revolver Loan (and each Base Rate Loan and LIBOR Loan comprising such Loan).

Loan Account - the loan account or accounts established by DIP Agent on its books pursuant to Section 4.8 of the Agreement.

Local Court Rules – the rules of procedure adopted by the Court, as such rules may be modified or amended from time to time.

Margin Stock - shall have the meaning ascribed to it in Regulation U of the Board of Governors.

Material Adverse Effect - the effect of any event or condition which, alone or when taken together with other events or conditions occurring or existing concurrently therewith, (i) has a material adverse effect upon the business, operations, Properties or condition (financial or otherwise) of Borrowers and their Subsidiaries (taken as a whole), other than as a direct result of the commencement of a proceeding under Chapter 11 of the Bankruptcy Code and of the Chapter 11 Cases and the continuation and prosecution thereof; and (ii) (A) has or may be reasonably expected to have any material adverse effect upon the validity or enforceability of the Agreement or any of the other DIP Loan Documents; (B) has or may be reasonably expected to have a material adverse effect upon the value of the Collateral (considered as a whole) or on the Liens of DIP Agent with respect to the Collateral or the priority of any such Liens; (C) materially impairs or may be reasonably expected to materially impair the ability of Obligors (considered as a group) to perform their obligations under the Agreement or any of the other DIP Loan Documents, including repayment of the Obligations when due; or (D) materially impairs or may be reasonably expected to materially impair the ability of DIP Agent or any DIP Lender to enforce or collect the Obligations or realize upon any of the Collateral in accordance with the DIP Loan Documents and Applicable Law.

Material Contract - an agreement to which an Obligor is a party (other than the DIP Loan Documents) (i) which is deemed to be a material contract as provided in Regulation S-K promulgated by the SEC under the Securities Act of 1933 or (ii) for which breach, termination, cancellation, nonperformance or failure to renew could reasonably be expected to have a Material Adverse Effect, in each case excluding any contract that is rejected, with the prior

25

written consent of DIP Agent, by an Obligor in accordance with an order entered by the Court under Section 365 of the Bankruptcy Code.

Maximum Rate - the maximum non-usurious rate of interest permitted by Applicable Law that at any time, or from time to time, may be contracted for, taken, reserved, charged or received on the Debt in question or, to the extent that at any time Applicable Law may thereafter permit a higher maximum non-usurious rate of interest, then such higher rate.  Notwithstanding any other provision hereof, the Maximum Rate shall be calculated on a daily basis (computed on the actual number of days elapsed over a year of 365 or 366 days, as the case may be).

Money Borrowed - as applied to any Person, (i) Debt arising from the lending of money by any other Person to such Person; (ii) Debt, whether or not in any such case arising from the lending of money by another Person to such Person, (A) which is represented by notes payable or drafts accepted that evidence extensions of credit, (B) which constitutes obligations evidenced by bonds, debentures, notes or similar instruments, or (C) upon which interest charges are customarily paid (other than accounts payable) or that was issued or assumed as full or partial payment for Property; (iii) Debt that constitutes a Capitalized Lease Obligation; (iv) reimbursement obligations with respect to letters of credit or guaranties of letters of credit; and (v) Debt of such Person under any guaranty of obligations that would constitute Debt for Money Borrowed under clauses (i) through (iii) hereof, if owed directly by such Person.

Moody’s - Moody’s Investors Services, Inc., and its successors.

Mortgage - each mortgage, deed of trust or deed to secure debt pursuant to which a Borrower or other Obligor grants to DIP Agent Liens upon the Real Estate owned by such Borrower, as security for the Obligations.

Multiemployer Plan - has the meaning set forth in Section 4001(a)(3) of ERISA.

NOLV Percentage - the net orderly liquidation value of Inventory, expressed as a percentage, expected to be realized at an orderly, negotiated sale held within a reasonable period of time, net of all liquidation expenses, as determined from the most recent Inventory Appraisal.

Notes - each Revolver Note and any other promissory note executed by any Borrower at the request of DIP Agent or any DIP Lender to evidence any of the Obligations.

Notice of Borrowing - as defined in Section 3.1.1(i) of the Agreement.

Obligations - in each case, whether now in existence or hereafter arising, (i) the principal of, and interest and premium, if any, on, the Revolver Loans; (ii) all Letter of Credit Outstandings and all other obligations of any Obligor to DIP Agent or Letter of Credit Issuer arising in connection with the issuance of any Letter of Credit; (iii) interest, expenses, fees, indemnification obligations, Extraordinary Expenses and other amounts payable by any Obligor under any of the DIP Loan Documents; (iv) all Bank Product Obligations; and (iv) all other Debts, covenants, duties and obligations (including Contingent Obligations) now or at any time or times hereafter owing by any Borrower to DIP Agent or any DIP Lender under or pursuant to the Agreement or any of the other DIP Loan Documents, whether evidenced by any note or other writing, whether arising from any extension of credit, opening of a letter of credit, acceptance,

26

loan, guaranty, indemnification or otherwise, whether allowed in any of the Chapter 11 Cases or any other Insolvency Proceeding, and whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, or joint or several, chargeable to any or all Obligors under the Agreement or under any of the other DIP Loan Documents; provided, that Obligations of an Obligor shall not include its Excluded Swap Obligations.

Obligor - each Borrower and any other Person that is at any time liable for the payment of the whole or any part of the Obligations or that has granted in favor of DIP Agent a Lien upon any of such Person’s Property to secure payment of any of the Obligations.

OFAC - Office of Foreign Assets Control of the U.S. Treasury Department.

Ordinary Course of Business - with respect to any transaction involving any Person, the ordinary course of such Person’s business, as conducted by such Person in accordance with past practices and undertaken by such Person in good faith and not for the purpose of evading any covenant or restriction in any DIP Loan Document or under Applicable Law.

Organization Documents - with respect to any Person, its charter, certificate or articles of incorporation, bylaws, articles of organization, operating agreement, members agreement, partnership agreement, voting trust, or similar agreement or instrument governing the formation or operation of such Person.

OSHA - the Occupational Safety and Hazard Act of 1970.

Other Connection Taxes - Taxes imposed on a Recipient due to a present or former connection between it and the taxing jurisdiction (other than connections arising from the Recipient having executed, delivered, become party to, performed obligations or received payments under, received or perfected a Lien or engaged in any other transaction pursuant to, enforced, or sold or assigned an interest in, any Revolver Loan or DIP Loan Document).

Other DIP Agreements - the Notes and any and all agreements, instruments and documents (other than the Agreement and any DIP Security Documents), heretofore, now or hereafter executed by any Borrower, any other Obligor or any other Person and delivered to DIP Agent or any DIP Lender in respect of or in connection with any transactions contemplated by or relating to the Agreement.

Other Taxes - all present or future stamp, court, documentary, intangible, recording, filing, excise, property or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a Lien under, or otherwise with respect to, any DIP Loan Document, except Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 12.17 of the Agreement).

Out of Formula Condition - as defined in Section 1.1.2 of the Agreement.

Out of Formula Loan - a Revolver Loan made when an Out of Formula Condition exists or the amount of any Revolver Loan which, when funded, results in an Out of Formula Condition.

27

Participant - as defined in Section 13.2.1 of the Agreement.

Participating DIP Lender - as defined in Section 1.2.8(i) of the Agreement.

Patents - all United States and foreign patents and applications made for letters patent under the laws of the United States, any other country or any political subdivision thereof.

Patriot Act – the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. No. 107-56, 115 Stat. 272 (2001).

Payment Account - an account maintained by DIP Agent to which all monies from time to time deposited to a Dominion Account shall be transferred and all other payments shall be sent in immediately available federal funds.

Payment Items - all checks, drafts, or other items of payment payable to a Borrower, including those constituting proceeds of any of the Collateral.

Permitted Contingent Obligations - Contingent Obligations (i) arising from endorsements of Payment Items for collection or deposit in the Ordinary Course of Business; (ii) arising from Hedge Agreements permitted hereunder; (iii) existing on the Closing Date, and any extension or renewal thereof that does not increase the amount of such Contingent Obligation when extended or renewed; (iv) incurred in the Ordinary Course of Business with respect to surety, appeal or performance bonds, or other similar obligations; (v) arising under the DIP Loan Documents; or (vi) in an aggregate amount of $250,000 or less at any time.

Permitted Discretion – DIP Agent's reasonable (from the perspective of a secured asset based lender with advance rates based on current assets) credit judgment based upon its consideration of any factor which DIP Agent believes (a) will or could reasonably be expected to adversely affect in any respect the value of any ABL Priority Collateral, the enforceability or priority of any Liens in favor of DIP Agent or the amounts which DIP Agent and DIP Lenders would be likely to recover in the liquidation of such ABL Priority Collateral; (b) suggests that any collateral report, financial information or certificate delivered to DIP Agent by or on behalf of any Borrower with respect to any ABL Priority Collateral is incomplete, inaccurate or misleading in any material respect; or (c) creates or reasonably could be expected to create or result in a Default or Event of Default. In exercising such judgment, DIP Agent may consider factors already included or tested in determining Eligible Accounts and Eligible Inventory or in calculating the Borrowing Base or Availability, as well as any of the following: (i) changes in collection history and dilution with respect to the Accounts, (ii) changes in demand for, and pricing of, Inventory, (iii) changes in any concentration of risk with respect to the Accounts, (iv) changes in turnover statistics with respect to Inventory and/or Accounts, including actual versus historical and projected rates, and (v) any other factors, events, contingencies or circumstances that arise (or first become known to DIP Agent) after the Petition Date and that change the credit risk of lending to any Borrower on the security of the ABL Priority Collateral included in the Borrowing Base in any respect; provided, however, that (a) DIP Agent shall not increase the Availability Reserve solely in response to factors that already have been taken into account in excluding from the Borrowing Base calculation the whole or any part of any Accounts or

28

Inventory; and (b) the amount of any addition made to the Availability Reserve pursuant to clause (viii) of the definition thereof shall bear a reasonable relationship to the impact of any such factors that DIP Agent seeks to mitigate.

Permitted Liens – has the meaning specified in Section 9.2.8 of the Agreement.

Permitted Senior Liens – (i) with respect to the Term Loan Priority Collateral, (x) those Pre-Petition and Post-Petition Liens in favor of Pre-Petition Term Agents or Term DIP Agent and (y) those Liens on Term Loan Priority Collateral that are Permitted Liens under (and as defined in) the Pre-Petition Term Loan Agreements, were in existence on the Petition Date, and, as of the Petition Date, had priority over the Liens of Pre-Petition Term Agents with respect to any Pre-Petition Term Priority Collateral (but only to the extent of such Pre-Petition Term Priority Collateral); and (ii) with respect to the ABL Priority Collateral, those Liens that are Permitted Liens under (and as defined in) the Pre-Petition ABL Loan Agreement, were in existence on the Petition Date, and, as of the Petition Date, had priority over the Liens of Pre-Petition Agent with respect to any Pre-Petition ABL Priority Collateral (but only to the extent of such Pre-Petition ABL Priority Collateral).

Permitted Variances - an unfavorable variance from the DIP Budget not exceeding (a) 10.0% for each line item (other than “payroll”, “health & benefits”, “postage” and “Audit Expense”), (b) 5.0% for payroll, (c) 5.0% for health & benefits, (d) 5.0% for postage, (e) 0.0% for Audit Expense, and (f) 5.0% with respect to cumulative net cash flows of Borrowers and their Subsidiaries (excluding amounts relating to payroll, health & benefits and postage), in each case for the period from the Petition Date through the measurement date at the end of each week.  All variances shall be tested weekly on the Friday of such week, beginning with the four week period ending on April 3, 2015, and measured on a rolling four week basis thereafter.

Person - an individual, partnership, corporation, limited liability company, limited liability partnership, joint venture, joint stock company, land trust, business trust, association, or unincorporated organization, Governmental Authority, or other entity.

Petition Date – March 12, 2015.

Plan - an employee benefit plan now or hereafter maintained for employees of any or all Borrowers that is covered by Title IV of ERISA.

Post-Petition - any date or time after the date and time of the commencement of the Chapter 11 Cases.

Pre-Petition - any date or time prior to the date and time of the commencement of the Chapter 11 Cases.

Pre-Petition ABL Agent - shall have the meaning ascribed to such term in the recitals of the Agreement.

Pre-Petition ABL Collateral – the "Collateral" as such term is defined by the Pre-Petition ABL Loan Agreement, to the extent such collateral was in existence on the Petition Date.

29

Pre-Petition ABL Copyright Security Agreement – the ABL Copyright Security Agreement dated as of August 9, 2013, among SRC, WorkflowOne and Pre-Petition ABL Agent, as at any time amended, modified, restated or supplemented.

Pre-Petition ABL Lenders - shall have the meaning ascribed to such term in the recitals of the Agreement.

Pre-Petition ABL Loan Agreement - shall have the meaning ascribed to such term in the recitals to the Agreement.

Pre-Petition ABL Loan Documents - the "Loan Documents" as such term is defined in the Pre-Petition ABL Loan Agreement.

Pre-Petition ABL Obligations - all of U.S. Borrowers' "Obligations" under (and as defined in) the Pre-Petition ABL Loan Agreement.

Pre-Petition ABL Obligations Reserve - on any date, the aggregate of all Pre-Petition ABL Obligations outstanding on such date.

Pre-Petition ABL Patent Security Agreement – the ABL Patent Security Agreement dated as of August 9, 2013, between SRC and Pre-Petition ABL Agent, as at any time amended, modified, restated or supplemented.

Pre-Petition ABL Priority Collateral – the "ABL Priority Collateral" as that term is defined in the Pre-Petition ABL/Term Loan Intercreditor Agreement to the extent such Collateral was in existence on the Petition Date, and all proceeds thereof whether created, acquired or arising on, before or after the Petition Date.

Pre-Petition ABL Secured Parties – the "Secured Parties" as defined in the Pre-Petition ABL Loan Agreement.

Pre-Petition ABL/Term Loan Intercreditor Agreement - that certain Intercreditor Agreement dated as of August 1, 2013, by and among Pre-Petition ABL Agent, Pre-Petition Term Agents, U.S. Borrowers, and the other parties from time to time party thereto, as such agreement may be amended, restated, supplemented or otherwise modified from time to time.

Pre-Petition ABL Trademark Security Agreement – the ABL Trademark Security Agreement dated as of August 9, 2013, among SRC, WorkflowOne and Pre-Petition ABL Agent, as at any time amended, modified, restated or supplemented.

Pre-Petition First Lien Term Loan Obligations – the "Obligations" as such term is defined in the First Lien Credit Agreement dated as of August 1, 2013, among SRC, WorkflowOne, certain Subsidiary guarantors, financial institutions parties thereto from time to time, and Pre-Petition Term Agent, as at any time amended, modified, restated or supplemented.

Pre-Petition Term Agents - Silver Point Finance, LLC, and its successors and assigns, in its capacities as "Term Administrative Agents" as such term is defined in the ABL/Term Intercreditor Agreement.

30

Pre-Petition Term Loan Agreements – has the meaning assigned to it in the Interim DIP Financing Order.

Pre-Petition Term Loan Documents - the "Term Loan Documents" as such term is defined in the Pre-Petition ABL/Term Loan Intercreditor Agreement.

Pre-Petition Term Loans - shall mean the term loans made pursuant to the Pre-Petition Term Loan Documents.

Pre-Petition Term Loan Obligations – "Term Loan Obligations" as such term is defined in the Pre-Petition ABL/Term Loan Intercreditor Agreement.

Prime Rate – the rate of interest announced by BofA from time to time as its prime rate. Such rate is set by BofA on the basis of various factors, including its costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such rate.  Any change in such rate publicly announced by BofA shall take effect at the opening of business on the day specified in the public announcement of such change.

Pro Rata - with respect to any DIP Lender, a percentage (rounded to the ninth decimal place) determined (a) by dividing the amount of such DIP Lender’s Revolver Commitment by the aggregate outstanding Revolver Commitments; or (b) following termination of the Revolver Commitments, by dividing the amount of such DIP Lender’s Revolver Loans and Letter of Credit Outstandings by the aggregate outstanding Revolver Loans and Letter of Credit Outstandings or, if all Revolver Loans and Letter of Credit Outstandings have been paid in full and/or Cash Collateralized, by dividing such DIP Lender’s and its Affiliates’ remaining Obligations by the aggregate remaining Obligations.

Professional Fees Budget - as defined in Section 9.1.4(viii) of the Agreement.

Professional Fees - the fees and reimbursable expenses of Professional Persons.

Professional Person - a Person who is an attorney, financial advisor, accountant, appraiser, auctioneer or other professional person and who is retained, with Court approval, by (a) a Borrower pursuant to Section 327 of the Bankruptcy Code or (b) a Committee pursuant to Section 1103(a) of the Bankruptcy Code.

Properly Contested - in the case of any Debt of an Obligor (including any Taxes) that is not paid as and when due or payable by reason of such Obligor’s bona fide dispute concerning its liability to pay same or concerning the amount thereof, (i) such Debt is being properly contested in good faith by appropriate proceedings promptly instituted and diligently conducted; (ii) such Obligor has established appropriate reserves as shall be required in conformity with GAAP, (iii) the non-payment of such Debt will not have a Material Adverse Effect and will not result in a forfeiture of any assets of such Obligor; (iv) no Lien is imposed upon any of such Obligor’s Property with respect to such Debt unless such Lien is at all times junior and subordinate in priority to the Liens in favor of DIP Agent (except only with respect to property Taxes that have priority as a matter of Applicable Law) and enforcement of such Lien is stayed during the period prior to the final resolution or disposition of such dispute; (v) if the Debt results from, or is

31

determined by the entry, rendition or issuance against an Obligor or any of its Property of a judgment, writ, order or decree, enforcement of such judgment, writ, order or decree is stayed pending a timely appeal or other judicial review; and (vi) if such contest is abandoned, settled or determined adversely (in whole or in part) to such Obligor, such Obligor forthwith pays such Debt and all penalties, interest and other amounts due in connection therewith.

Property - any interest in any kind of property or asset, whether real, personal or mixed and whether tangible or intangible.

Protective Advances – as defined in Section 12.9.4 of the Agreement.

Purchase Agreement - that certain Asset Purchase Agreement dated as of March 12, 2015, by and among Purchaser and Sellers, in form and substance satisfactory to DIP Agent and DIP Lenders, and, among other terms and conditions, providing for and assuring Full Payment of the Obligations and the Pre-Petition ABL Obligations, as amended, supplemented or otherwise modified at any time with the consent of DIP Agent and the Required DIP Lenders.

Purchaser – Standard Acquisition Holdings, LLC, and its successors and permitted assigns.

Purchase Money Debt - (i) Debt (other than the Obligations) for payment of any of the purchase price of fixed assets; (ii) Debt (other than the Obligations) incurred within ninety (90) days before or after acquisition of any fixed assets, for the purpose of financing any of the purchase price thereof; (iii) Capitalized Lease Obligations; and (iv) any renewals, extensions or refinancings (but not increases) thereof.

Purchase Money Lien - a Lien that secures Purchase Money Debt, encumbering only the fixed assets acquired with such Debt and constituting a capital lease or a purchase money security interest under the UCC.

Qualified ECP - an Obligor with total assets exceeding $10,000,000, or that constitutes an “eligible contract participant” under the Commodity Exchange Act and can cause another Person to qualify as an “eligible contract participant” under Section 1a(18)(A)(v)(II) of such Act.

Qualified Equity Interests - any Equity Interests that are not Disqualified Equity Interests.

RCRA - the Resource Conservation and Recovery Act. 42 U.S.C. §§ 6991-6991i.

Real Estate – all right, title and interest (whether as owner, lessor or lessee) of any Obligor in each parcel of real Property or any buildings, structures, parking areas or other improvements thereon and any fixtures relating thereto.

Recipient – DIP Agent, any Letter of Credit Issuer, any DIP Lender or any other recipient of proceeds of Collateral or a payment to be made by an Obligor on account of and for application to any Obligations.

Refinancing Conditions - the following conditions for Refinancing Debt:  (i) it is in an aggregate principal amount that does not exceed the principal amount of the Debt being

32

extended, renewed or refinanced plus the amount of premiums paid thereon and the fees and expenses incurred in connection therewith; (ii) it has a final maturity no sooner than, a weighted average life no less than, and an interest rate no greater than, the Debt being extended, renewed or refinanced; (iii) it is subordinated to the Obligations at least to the same extent as the Debt being extended, renewed or refinanced; (iv) the representations, covenants and defaults applicable to it are more onerous or restrictive in any material respect for any Borrower, Subsidiary, or DIP Lenders than those applicable to the Debt being extended, renewed or refinanced; (v) no additional Lien is granted to secure it; (vi) no additional Person is obligated on such Debt; (vii) upon giving effect to it, no Default or Event of Default exists; and (viii) with respect to a refinancing of the Pre-Petition Term Loans, the representative(s) of the holders of such Debt shall have joined the Pre-Petition ABL/Term Loan Intercreditor Agreement in accordance with its terms or entered into an intercreditor agreement with DIP Agent on substantially similar terms as set forth in the Pre-Petition ABL/Term Loan Intercreditor Agreement.

Refinancing Debt - Money Borrowed that is the result of an extension, renewal or refinancing of Debt permitted under Section 9.2.9 of the Agreement; provided that each of the Refinancing Conditions has been satisfied.

Regulation D - Regulation D of the Board of Governors.

Rent and Charges Reserve - the aggregate of (i) all past due rent and other amounts owing by an Obligor to any landlord, warehouseman, processor, repairman, mechanic, shipper, freight forwarder, broker or other Person who possesses any Collateral or could assert a Lien on any Collateral; and (ii) a reserve of up to three months' rent and other charges that could be payable to any such Person as determined by DIP Agent, unless such Person has executed a Lien Waiver; provided that no reserve shall be established for any such rent or other charges payable by a Person who executed and delivered a Lien Waiver in connection with the Pre-Petition ABL Loan Agreement.

Reportable Event - any of the events set forth in Section 4043(b) of ERISA, other than events for which the thirty (30) day notice period has been waived.

Required Consignee Documentation – with respect to any consignee, (i) a fully-executed copy of the current consignment agreement between the applicable Obligor and such consignee, (ii) a fully-executed consignment UCC filing authorization agreement in form and substance satisfactory to DIP Agent by and between the applicable Obligor and such consignee, (iii) satisfactory evidence that a UCC-1 financing statement naming such consignee as debtor, the applicable Obligor as secured party, and the Inventory subject to the respective consignment as the collateral, and in all respects satisfactory to DIP Agent in its discretion, has been filed in the proper filing office, (iv) evidence that a UCC-3 financing statement amendment has been filed with respect to the financing statement described in clause (iii) above, assigning the rights of the applicable Obligor, as secured party, to DIP Agent, (v) notice of the applicable Obligor’s interest, and DIP Agent’s security interest, in the consigned Inventory shall have been delivered to each Person with a perfected Lien in the Inventory of such consignee, and (vi) all other documents, instruments, certificates and agreements as DIP Agent may reasonably require with regard to such consignee.

33

Required DIP Lenders – DIP Secured Parties holding more than 50% of (a) the aggregate outstanding Revolver Commitments; or (b) following termination of the Revolver Commitments, the aggregate outstanding Revolver Loans and Letter of Credit Outstandings or, if all Revolver Loans and Letter of Credit Outstandings have been Paid in Full, the aggregate remaining Obligations; provided, however, that (i) at any time there are two or more DIP Lenders, “Required DIP Lenders” must include at least two DIP Lenders (who are not Affiliates of one another) and (ii) Commitments, Revolver Loans and other Obligations held by a Defaulting DIP Lender and its Affiliates shall be disregarded in making such calculation, but any related Fronting Exposure shall be deemed held as a Revolver Loan or Letter of Credit Outstanding by such DIP Secured Party that funded the applicable Revolver Loan or issued the applicable Letter of Credit.

Restricted Investment - any Investment by a Borrower or Subsidiary, other than (i) Investments in Subsidiaries to the extent such Investments are in existence on the Closing Date and Investments in  any Borrower or any Obligor; (ii) Cash Equivalents that are subject to DIP Agent’s Lien and control, pursuant to documentation in form and substance satisfactory to DIP Agent; (iii) loans and advances permitted under Section 9.2.11 of the Agreement; (iv) Investments in an aggregate amount not to exceed $500,000 in any Fiscal Year so long as both before and after giving effect to such Investment, no Default or Event of Default shall have occurred and be continuing; (v) Investments in wholly-owned Subsidiaries in an aggregate amount not to exceed $500,000 in any Fiscal Year so long as both before and after giving effect to such Investment, no Default or Event of Default shall have occurred and be continuing; and (vi) additional Investments in wholly-owned Subsidiaries consisting of obsolete, worn-out or surplus Equipment no longer used or usable in the business of any Borrower.

Restrictive Agreement - an agreement (other than any of the DIP Loan Documents) that, if and for so long as an Obligor or any Subsidiary of such Obligor is a party thereto, would prohibit, condition or restrict such Obligor’s or Subsidiary’s right to incur or repay Debt for Money Borrowed (including any of the Obligations); grant Liens upon any of such Obligor’s or Subsidiary’s assets (including Liens granted in favor of DIP Agent pursuant to the DIP Loan Documents); declare or make Distributions; amend, modify, extend or renew any agreement evidencing Debt for Money Borrowed (including any of the DIP Loan Documents); or repay any Debt owed to any Obligor.

Revolver Commitment - for any DIP Lender, its obligation to make Revolver Loans up to the maximum principal amount shown on Schedule 1.1 to the Agreement, or as hereafter determined pursuant to each Assignment and Acceptance to which it is a party.

Revolver Commitments - the aggregate amount of commitments of DIP Lenders hereunder.

Revolver Loan - a loan made by DIP Lenders (and each Base Rate Loan and LIBOR Loan comprising such Revolver Loan) as provided in Section 1.1 of the Agreement (including any Out of Formula Loan), a Protective Advance or a Settlement Loan funded solely by BofA.

Revolver Maturity Date – September 8, 2015, or such later date as DIP Agent and DIP Lenders may agree in writing in their discretion.

34

Revolver Note - a note to be executed by Borrowers in favor of each DIP Lender in the form of Exhibit A attached hereto, which shall be in the face amount of such DIP Lender’s Revolver Commitment and which shall evidence all Revolver Loans made by such DIP Lender to Borrowers pursuant to the Agreement.

S&P - Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. and any successor thereto.

Sale – a sale of all or substantially all of Borrowers' assets pursuant to Section 363 of the Bankruptcy Code, pursuant to and in accordance with the Purchase Agreement and the Sale Order and upon terms and conditions satisfactory to DIP Agent, Pre-Petition ABL Agent, each DIP Lender and each Pre-Petition ABL Lender in their respective discretion, providing for and assuring payment of, among other terms, Full Payment of the Obligations and the Pre-Petition ABL Obligations.

Sale Benchmarks – shall mean each of the milestones or benchmarks set forth in subsections (i) through (iv) of Section 9.1.18 of the Agreement.

Sale Motion - a motion or motions filed by Borrowers with the Court under Section 363 of the Bankruptcy Code, in form and substance satisfactory to Borrowers, DIP Agent, Pre-Petition ABL Agent, each DIP Lender and each Pre-Petition ABL Lender in their respective discretion, seeking Court approval of the process for conducting the Sale and of the terms and conditions of the Sale.

Sale Order – as defined in Section 9.1.18(iii) of the Agreement.

Sale Procedures Order – as defined in Section 9.1.18(ii) of the Agreement.

Sanction - any international economic sanction administered or enforced by the United States Government (including OFAC), the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority.

Schedule of Accounts - as defined in Section 7.2.1 of the Agreement.

SEC - Securities and Exchange Commission.

Security - shall have the same meaning as in Section 2(1) of the Securities Act of 1933.

Sellers – collectively, each of the Persons identified as a "Seller" in the Purchase Agreement.

Senior Officer - the chairman of the board of directors, the president, the chief executive officer, the chief financial officer, controller, or senior manager of treasury operations of, or in-house legal counsel to, a Borrower.

Settlement Date - as defined in Section 3.1.3(i) of the Agreement.

Settlement Loan - as defined in Section 3.1.3(ii) of the Agreement.

35

Settlement Report - a report delivered by DIP Agent to DIP Lenders summarizing the amount of the outstanding Revolver Loans as of the Settlement Date and the calculation of the Borrowing Base as of such Settlement Date.

Solvent - as to any Person, such Person (i) owns Property whose fair saleable value is greater than the amount required to pay all of such Person’s Debts (including contingent Debts), (ii) is able to pay all of its Debts as such Debts mature, (iii) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage, (iv) such Person has not incurred and does not intend to incur, or believe that it will incur, debts including current obligations beyond its ability to pay such debts as they become due (whether at maturity or otherwise) and (v) is not “insolvent” within the meaning of Section 101(32) of the Bankruptcy Code.

Specified Account Debtor – each Account Debtor approved by DIP Agent and set forth on Schedule 2, provided that SRC may request in writing that Schedule 2 be supplemented to add an Account Debtor, and such Schedule shall be so updated upon the prior written consent of DIP Agent.

Specified Obligor - an Obligor that is not then an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 4.11 of the Agreement).

Subordinated Debt - Debt incurred by a Borrower that is expressly subordinate and junior in right of payment to full payment of all Obligations, and is on terms (including maturity, interest, fees, repayment, covenants and subordination) satisfactory to DIP Agent.

Subsidiary - any Person in which more than 50% of its outstanding Voting Stock or more than 50% of all Equity Interests is owned directly or indirectly by a Borrower, by one or more other Subsidiaries of a Borrower, or by a Borrower and one or more other Subsidiaries.

Superpriority Claim - a claim against a Borrower in any of the Chapter 11 Cases which is an administrative expense claim having priority and right to payment over all other administrative expenses and unsecured claims against such Borrower of any kind or nature, whether now existing or hereafter arising, including all administrative expenses of the kind specified in or arising or ordered under Sections 105, 326, 328, 330, 331, 503(b), 506(c), 507(a), 507(b), 546(c), 726, 1113 and 1114 of the Bankruptcy Code.

Swap Obligation - with respect to an Obligor, its obligations under a Hedge Agreement that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

Synthetic Lease - as applied to any Person, any lease (including leases that may be terminated by the lessee at any time) of any Property (a) that is not a capital lease in accordance with GAAP and (b) in respect of which the lessee retains or obtains ownership of the Property so leased for federal income tax purposes, other than any such lease under which that Person is the lessor.

Taxes - all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax, or penalties applicable thereto.

36

Term DIP Agent - Silver Point Finance, LLC, and its successors and assigns.

Term DIP Facility - the credit facility established by Term DIP Agent and Term DIP Lenders in favor of SRC and Workflow in accordance with the Term DIP Loan Documents and pursuant to which the Delayed Draw Term DIP Loans are made available to Borrowers by Term DIP Lenders.

Term DIP Lenders - the financial institutions party to the Term DIP Loan Agreement from time to time as lenders and their respective successors and permitted assigns.

Term DIP Loan Agreement - that certain Super-Priority Priming Debtor In Possession Delayed Draw Term Loan Credit Agreement dated as of March 12, 2015, among Borrowers, Term DIP Agent and Term DIP Lenders, as at any time amended, modified, restated or supplemented.

Term DIP Loan Documents –  the Term DIP Loan Agreement and any and all other agreements, instruments and documents heretofore, now or hereafter executed by any Borrower or any other Person and delivered to Term DIP Loan Agent or any Term DIP Loan Lender in respect of or in connection with the Term DIP Loan Agreement or with any transactions contemplated by or relating to the Term DIP Loan Agreement, as any of the foregoing may at any time or times be amended, modified, restated or supplemented.

Term DIP Obligations – the "Obligations" as such term is defined in the Term DIP Loan Agreement.

Term Loan Agents – the Pre-Petition Term Agents and the Term DIP Agent.

Term Loan Documents – means the Pre-Petition Term Loan Documents plus the Term DIP Loan Documents.

Term Loan Obligations – means the Pre-Petition Term Loan Obligations plus the Term DIP Obligations.

Term Loan Priority Collateral - as such term is defined in the Intercreditor Agreements.

Trademarks - all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, or other source or business identifiers, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America, or any State thereof or any other country or political subdivision thereof.

Transferee - as defined in Section 13.3.3 of the Agreement.

Type - any type of a Revolver Loan determined with respect to the interest option applicable thereto, which shall be either a LIBOR Loan or a Base Rate Loan.

37

UCC - the Uniform Commercial Code (or any successor statute) as adopted and in force in the State of Georgia or, when the laws of any other state govern the method or manner of the perfection or enforcement of any security interest in any of the Collateral, the Uniform Commercial Code (or any successor statute) of such state.

Undocumented Invoice & Storage Accounts – all Invoice & Storage Accounts other than Documented Invoice & Storage Accounts.

Unused Commitments – on any date of calculation, the amount by which the Commitments exceed the Average Revolver Loan Balance for the applicable month.

Unused Commitments Fee Rate – a per annum rate equal to 0.50%.

Unused DIP Letter of Credit Subfacility – on any date, an amount equal to $10,000,000 minus the sum of (i) the aggregate undrawn amount of all outstanding Letters of Credit plus, without duplication, (ii) the aggregate unpaid reimbursement obligations oustanding on such date with respect to all Letters of Credit.

Upstream Payment - a Distribution by a Subsidiary of a Borrower to such Borrower or by any Borrower to SRC.

U.S. Borrowers – as defined in the Recitals.

U.S. Person - “United States Person” as defined in Section 7701(a)(30) of the Code.

U.S. Tax Compliance Certificate - as defined in Section 4.10.2(ii)(c) of the Agreement.

U.S. Trustee - the United States Trustee for the District of Delaware.

Value – (i) for Inventory, its value determined on the basis of the lower of cost or market, calculated on a first-in, first out basis, and excluding any portion of cost attributable to intercompany profit among U.S. Borrowers and their Affiliates; and (ii) for Accounts, the face amount of such Accounts, less any and all returns, rebates, discounts (which may, at DIP Agent’s option, be calculated on shortest terms), credits, allowances or Taxes (including sales, excise or other taxes) at any time issued, owing or claimed by Account Debtors, granted, outstanding or payable in connection with, or any interest accrued on the amount of, such Accounts at such date; provided, however, if any of such amounts reduced the amount of any Account in calculating its eligibility pursuant to the definition of “Eligible Accounts,” such amounts shall not be deducted again in determining the Value

Voting Power - with respect to any Person, the power ordinarily (without the occurrence of a contingency) to elect the members of the board of directors (or Persons performing similar functions) of such Person.

Voting Stock - Equity Interests of any class or classes of a corporation or other entity the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors or Persons performing similar functions.

38

WorkflowOne – as defined in the recitals to the Agreement.

Accounting Terms.  Unless otherwise specified herein, all terms of an accounting character used in the Agreement shall be interpreted, all accounting determinations under the Agreement shall be made, and all financial statements required to be delivered under the Agreement shall be prepared in accordance with GAAP, applied on a basis consistent with the most recent audited Consolidated financial statements of Borrowers and the Subsidiaries heretofore delivered to DIP Agent and DIP Lenders and using the same method for inventory valuation as used in such audited financial statements, except for any change required by GAAP or permitted under Section 9.2.4 of the Agreement.

Other Terms.  All other terms contained in the Agreement shall have, when the context so indicates, the meanings provided for by the UCC to the extent the same are used or defined therein, including Account, Account Debtor, Chattel Paper, Electronic Chattel Paper, Commercial Tort Claim, Deposit Account, Document, General Intangible, Goods, Inventory, Equipment, Fixtures, Instrument, Investment Property, Letter-of-Credit Right, Supporting Obligation, and Proceeds.

Certain Matters of Construction.  The terms “herein,” “hereof” and “hereunder” and other words of similar import refer to the Agreement as a whole and not to any particular section, paragraph or subdivision.  Any pronoun used shall be deemed to cover all genders.  In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding.”  The section titles, table of contents and list of exhibits appear as a matter of convenience only and shall not affect the interpretation of the Agreement.  All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations; to any of the DIP Loan Documents shall include any and all modifications thereto and any and all restatements, extensions or renewals thereof; to any Person shall mean and include the successors and permitted assigns of such Person; to “including” and “include” shall be understood to mean “including, without limitation” (and, for purposes of the Agreement and each other DIP Loan Document, the parties agree that the rule of ejusdem generis shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters to matters similar to the matters specifically mentioned); or to the time of day shall mean the time of day on the day in question in Atlanta, Georgia, unless otherwise expressly provided in the Agreement.  A Default or an Event of Default shall be deemed to exist at all times during the period commencing on the date that such Default or Event of Default occurs to the date on which such Default or Event of Default is waived in writing by DIP Agent pursuant to the Agreement or, in the case of a Default, is cured within any period of cure expressly provided in this Agreement; and an Event of Default shall “continue” or be “continuing” until such Event of Default has been waived in writing by Required DIP Lenders.  Whenever the phrase to the best of Borrowers’ Knowledge or words of similar import relating to the knowledge or awareness of Borrowers are used herein, such phrase shall mean and refer to Borrowers’ Knowledge as previously defined. The discretion of DIP Agent or any DIP Lender means the sole and absolute discretion of such Person. All calculations of Value, fundings of Revolver Loans, and payments of Obligations shall be in Dollars and, unless the context otherwise requires, all determinations made from time to time under the DIP Loan Documents shall be made in light of the circumstances existing at such time.  Calculations used in preparing

39

Borrowing Base Certificates shall be consistent with the methods of valuation and calculation employed in determining the Borrowing Base under (and as defined in) the Pre-Petition ABL Loan Agreement. Borrowers shall have the burden of establishing any alleged negligence, misconduct or lack of good faith by DIP Agent or any DIP Lender under any DIP Loan Document.  No provision of any DIP Loan Documents shall be construed against any party by reason of such party having, or being deemed to have, drafted the provision.

40

EXHIBIT A

FORM OF REVOLVER NOTE

U.S. $__________.__

_________ ___, 2015

FOR VALUE RECEIVED, each of the undersigned, THE STANDARD REGISTER COMPANY, an Ohio corporation (“SRC”), STANDARD REGISTER INTERNATIONAL, INC., an Ohio corporation (“SRI”), STANDARD REGISTER TECHNOLOGIES, INC., an Ohio corporation (“SRT”), IMEDCONSENT, LLC, a Delaware limited liability company (“iMed”), and STANDARD REGISTER OF PUERTO RICO INC., f/k/a WorkflowOne of Puerto Rico, Inc., a Delaware corporation (“SRPR”); STANDARD REGISTER HOLDING COMPANY, an Ohio corporation (“SR Holding”); STANDARD REGISTER MEXICO HOLDING COMPANY, an Ohio corporation (“SR MX Holdco”); STANDARD REGISTER TECHNOLOGIES CANADA ULC, an unlimited company organized under the laws of Nova Scotia (“SR Canada”); STANDARD REGISTER HOLDINGS, S de R.L. de C.V., a limited liability company organized under the laws of Mexico (“SR MX Holdings”); STANDARD REGISTER de MEXICO, S de R.L. de C.V., a limited liability company organized under the laws of Mexico (“SR Mexico”); STANDARD REGISTER SERVICIOS, S de R.L. de C.V., a limited liability company organized under the laws of Mexico (“SR Servicios”, and together with SRC, SRI, SRT, iMed, SRPR, SR Holding, SR MX Holdco, SR Canada, SR MX Holdings, and SR Mexico, each a “Borrower” and collectively, “Borrowers”), hereby unconditionally promises to pay to _____________________ (herein, together with any registered assigns thereof, called the “Holder”) the principal sum of $_______________ or such lesser sum as may constitute Holder’s Pro Rata share of the outstanding principal amount of all Revolver Loans pursuant to the terms of the DIP Loan Agreement (as defined below) on the date on which such outstanding principal amounts become due and payable pursuant to Section 4.2 of the DIP Loan Agreement, in strict accordance with the terms thereof.  Each Borrower likewise unconditionally promises to pay to Holder interest from and after the date hereof on Holders’ Pro Rata share of the outstanding principal amount of Revolver Loans at such interest rates, payable at such times, and computed in such manner as are specified in Sections 2.1 and 4.2 of the DIP Loan Agreement, in strict accordance with the terms thereof.

This Revolver Note (“Note”) is issued pursuant to, and is one of the “Revolver Notes” referred to in, the Post-Petition Loan and Security Agreement dated ______, 2015 (as the same may be amended from time to time, the “DIP Loan Agreement”), among Borrowers, Bank of America, N. A., as collateral and administrative agent (in such capacity, “DIP Agent”) for itself and the financial institutions from time to time parties thereto as lenders (“DIP Lenders”), and Holder is and shall be entitled to all benefits thereof and of all DIP Loan Documents executed and delivered in connection therewith. All capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to such terms in the DIP Loan Agreement.

The repayment of the principal balance of this Note is subject to the provisions of Section 4.2 of the DIP Loan Agreement.  The entire unpaid principal balance and all accrued interest on this Note shall be due and payable immediately upon the termination of the Commitments as set forth in Section 5.2 of the DIP Loan Agreement.

All payments of principal and interest shall be made in Dollars in immediately available funds as specified in the DIP Loan Agreement.

Upon or after the occurrence of an Event of Default and for so long as such Event of Default exists, the principal balance and all accrued interest of this Note may be declared (or shall become) due and payable in the manner and with the effect provided in the DIP Loan Agreement, and the unpaid principal balance hereof shall bear interest at the Default Rate as and when provided in Section 2.1.5 of the DIP Loan Agreement.  Each Borrower agrees to pay, and save Holder harmless against, any liability for the payment of, all costs and expenses, including, but not limited to, reasonable attorneys’ fees, if this Note is collected by or through an attorney-at-law.

All principal amounts of Revolver Loans made by Holder to U.S. Borrowers pursuant to the DIP Loan Agreement, and all accrued and unpaid interest thereon, shall be deemed outstanding under this Note and shall continue to be owing by Borrowers until paid in accordance with the terms of this Note and the DIP Loan Agreement.

In no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof or otherwise, shall the amount paid or agreed to be paid to Holder for the use, forbearance or detention of money advanced hereunder exceed the highest lawful rate permissible under any law which a court of competent jurisdiction may deem applicable hereto; and, in the event of any such payment inadvertently paid by Borrowers or inadvertently received by Holder, such excess sum shall be, at Borrowers’ option, returned to Borrowers forthwith or credited as a payment of principal, but shall not be applied to the payment of interest.  It is the intent hereof that Borrowers not pay or contract to pay, and that Holder not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Borrowers under Applicable Law.

Time is of the essence of this Note.  To the fullest extent permitted by Applicable Law, each Borrower, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection.

Wherever possible each provision of this Note shall be interpreted in such a manner as to be effective and valid under Applicable Law, but if any provision of this Note shall be prohibited or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note.  No delay or failure on the part of Holder in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Holder of any right or remedy preclude any other right or remedy.  Holder, at its option, may enforce its rights against any Collateral securing this Note without DIP Agent or Holder enforcing its rights against any Borrower, any Guarantor of the indebtedness evidenced hereby or any other property or indebtedness due or to become due to a Borrower.  Each Borrower agrees that, without releasing or impairing such Borrower’s liability hereunder, Holder or DIP Agent may at any time release, surrender, substitute or exchange any Collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

The rights of Holder and obligations of Borrowers hereunder shall be construed in accordance with and governed by the laws (without giving effect to the conflict of law principles thereof) of the State of Georgia.  This Note is intended to take effect as an instrument under seal under Georgia law.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each Borrower has caused this Note to be executed under seal and delivered by its duly authorized officers on the date first above written.

BORROWERS:

THE STANDARD REGISTER COMPANY

By: ___________________________________

Name:  ________________________________

Title:  _________________________________

STANDARD REGISTER INTERNATIONAL, INC.

By: ___________________________________

Name:  ________________________________

Title:  _________________________________

STANDARD REGISTER TECHNOLOGIES, INC.

By: ___________________________________

Name:  ________________________________

Title:  _________________________________

IMEDCONSENT, LLC

By: ___________________________________

Name:  ________________________________

Title:  _________________________________

STANDARD REGISTER OF PUERTO RICO INC., f/k/a WorkflowOne of Puerto Rico, Inc.

By: ___________________________________

Name:  ________________________________

Title:  _________________________________

STANDARD REGISTER HOLDING COMPANY

By: ___________________________________

Name:  ________________________________

Title:  _________________________________

STANDARD REGISTER TECHNOLOGIES CANADA ULC

By: ___________________________________

Name:  ________________________________

Title:  _________________________________

STANDARD REGISTER MEXICO HOLDING COMPANY

By: ___________________________________

Name:  ________________________________

Title:  _________________________________

STANDARD REGISTER HOLDINGS, S de R.L. de C.V.

By: ___________________________________

Name:  ________________________________

Title:  _________________________________

STANDARD REGISTER de MEXICO, S de R.L. de C.V.

By: ___________________________________

Name:  ________________________________

Title:  _________________________________

STANDARD REGISTER SERVICIOS, S de R.L. de C.V.

By: ___________________________________

Name:  ________________________________

Title:  _________________________________

EXHIBIT B

FORM OF NOTICE OF CONVERSION/CONTINUATION

Date ______________, 2015

Bank of America, N.A., as Agent

___________________________

___________________________

Attention: __________________

Re:

Post-Petition Loan and Security Agreement dated _______, 2015, by and among THE STANDARD REGISTER COMPANY, an Ohio corporation (“SRC”), STANDARD REGISTER INTERNATIONAL, INC., an Ohio corporation (“SRI”), STANDARD REGISTER TECHNOLOGIES, INC., an Ohio corporation (“SRT”), IMEDCONSENT, LLC, a Delaware limited liability company (“iMed”), and STANDARD REGISTER OF PUERTO RICO INC., f/k/a WorkflowOne of Puerto Rico, Inc., a Delaware corporation (“SRPR”); STANDARD REGISTER HOLDING COMPANY, an Ohio corporation (“SR Holding”); STANDARD REGISTER MEXICO HOLDING COMPANY, an Ohio corporation (“SR MX Holdco”); STANDARD REGISTER TECHNOLOGIES CANADA ULC, an unlimited company organized under the laws of Nova Scotia (“SR Canada”); STANDARD REGISTER HOLDINGS, S de R.L. de C.V., a limited liability company organized under the laws of Mexico (“SR MX Holdings”); STANDARD REGISTER de MEXICO, S de R.L. de C.V., a limited liability company organized under the laws of Mexico (“SR Mexico”); STANDARD REGISTER SERVICIOS, S de R.L. de C.V., a limited liability company organized under the laws of Mexico (“SR Servicios”, and together with SRC, SRI, SRT, iMed, SRPR, SR Holding, SR MX Holdco, SR Canada, SR MX Holdings, and SR Mexico, each a “Borrower” and collectively, “Borrowers”); Bank of America, N.A., as collateral and administrative agent for certain DIP Lenders from time to time parties thereto; and such DIP Lenders (as at any time amended, the “DIP Loan Agreement”)

Gentlemen:

This Notice of Conversion/Continuation is delivered to you pursuant to Section 2.1.2(ii) of the DIP Loan Agreement.  Unless otherwise defined herein, capitalized terms used herein shall have the meanings attributable thereto in the DIP Loan Agreement.  SRC, on behalf of U.S. Borrowers, hereby gives notice of its request as follows:

Check as applicable:

: A conversion of Revolver Loans from one Type to another, as follows:

(i)

The requested date of the proposed conversion is ______________, 2015 (the “Conversion Date”);

(ii)

The Type of Revolver Loans to be converted pursuant hereto are presently __________________ [select either LIBOR Loans or Base Rate Loans] in the principal amount of $_____________ outstanding as of the Conversion Date;

(iii)

The portion of the aforesaid Revolver Loans to be converted on the Conversion Date is $_____________ (the “Conversion Amount”);

(iv)

The Conversion Amount is to be converted into a ____________ [select either a LIBOR Loan or a Base Rate Loan] (the “Converted Loan”) on the Conversion Date.

(v)

[In the event U.S. Borrower selects a LIBOR Loan:] U.S. Borrower hereby requests that the Interest Period for such Converted Loan be for a duration of _____ [insert length of Interest Period].

: A continuation of LIBOR Loans for new Interest Period, as follows:

(i)

The requested date of the proposed continuation is _______________, 2015 (the “Continuation Date”);

(ii)

The aggregate amount of the LIBOR Loans subject to such continuation is $__________________;

(iii)

The duration of the selected Interest Period for the LIBOR Loans which are the subject of such continuation is: _____________ [select duration of applicable Interest Period];

SRC, on behalf of itself and Borrowers, hereby ratifies and reaffirms all of its liabilities and obligations under the DIP Loan Documents and certifies that to Borrowers’ Knowledge no Default or Event of Default exists on the date hereof.

SRC, on behalf of itself and Borrowers, has caused this Notice of Conversion/Continuation to be executed and delivered by their duly authorized representative, this _______ day of ______________, 2015.

__________________________________

By: ___________________________________

Name:  ________________________________

Title:  _________________________________

EXHIBIT C

FORM OF NOTICE OF BORROWING

Date ______________, 2015

Bank of America, N.A., as Agent

____________________________

____________________________

Attention: ___________________

Re:

Post-Petition Loan and Security Agreement dated _______, 2015, by and among THE STANDARD REGISTER COMPANY, an Ohio corporation (“SRC”), STANDARD REGISTER INTERNATIONAL, INC., an Ohio corporation (“SRI”), STANDARD REGISTER TECHNOLOGIES, INC., an Ohio corporation (“SRT”), IMEDCONSENT, LLC, a Delaware limited liability company (“iMed”), and STANDARD REGISTER OF PUERTO RICO INC., f/k/a WorkflowOne of Puerto Rico, Inc., a Delaware corporation (“SRPR”); STANDARD REGISTER HOLDING COMPANY, an Ohio corporation (“SR Holding”); STANDARD REGISTER MEXICO HOLDING COMPANY, an Ohio corporation (“SR MX Holdco”); STANDARD REGISTER TECHNOLOGIES CANADA ULC, an unlimited company organized under the laws of Nova Scotia (“SR Canada”); STANDARD REGISTER HOLDINGS, S de R.L. de C.V., a limited liability company organized under the laws of Mexico (“SR MX Holdings”); STANDARD REGISTER de MEXICO, S de R.L. de C.V., a limited liability company organized under the laws of Mexico (“SR Mexico”); STANDARD REGISTER SERVICIOS, S de R.L. de C.V., a limited liability company organized under the laws of Mexico (“SR Servicios”, and together with SRC, SRI, SRT, iMed, SRPR, SR Holding, SR MX Holdco, SR Canada, SR MX Holdings, and SR Mexico, each a “Borrower” and collectively, “Borrowers”); Bank of America, N.A., as collateral and administrative agent for certain DIP Lenders from time to time parties thereto; and such DIP Lenders (as at any time amended, the “DIP Loan Agreement”)

Gentlemen:

This Notice of Borrowing is delivered to you pursuant to Section 3.1.1(i) of the DIP Loan Agreement.  Unless otherwise defined herein, capitalized terms used herein shall have the meanings attributable thereto in the DIP Loan Agreement.  SRC, on behalf of itself and U.S. Borrowers, hereby requests a Revolver Loan in the aggregate principal amount of $______________, to be made on _____________, 2015.

Check as applicable:

: Base Rate Loans in the aggregate principal amount of $_____________

: LIBOR Loans in the aggregate principal amount of $___________, with Interest Periods as follows:

(i)

As to $_____________, an Interest Period of ______ month(s);

(ii)

As to $_____________, an Interest Period of ______ months;

(iii)

As to $_____________, an Interest Period of ______ months.

SRC, on behalf of itself and Borrowers, hereby (i) ratifies and reaffirms all of its liabilities and obligations under the DIP Loan Documents; (ii) certifies that all of the conditions applicable to the Revolver Loan requested herein as set forth in the DIP Loan Agreement have been satisfied as of the date hereof and will remain satisfied to the date of such Revolver Loan; (iii) represents that Borrowers are in compliance with the DIP Budget (with any Permitted Variances) and Borrowing Base and that the proceeds of such Revolver Loan shall be used solely pursuant to the DIP Budget and DIP Financing Orders (and not for any purpose prohibited under the DIP Loan Documents or the DIP Financing Orders), in each case, subject to any Permitted Variance; (iv) certifies that all representations and warranties of Borrowers in the DIP Loan Documents were true and correct in all material respects when made and continue to be true and correct in all material respects on the date hereof; (v) certifies that Borrowers are in compliance with all covenants under the DIP Loan Documents; and (vi) represents that there is no Default or Event of Default in existence at the time of, or after giving effect to the making of, the requested Revolver Loan.

SRC, on behalf of itself and Borrowers, has caused this Notice of Borrowing to be executed and delivered by their duly authorized representative, this ______ day of _____________, 2015.

THE STANDARD REGISTER COMPANY

By:  __________________________________

Name:  ________________________________

Title:  _________________________________

EXHIBIT D

COMPLIANCE CERTIFICATE

[Letterhead of Borrower]

__________________, 2015

Bank of America, N.A., as Agent

_____________________________

_____________________________

Attention: ____________________

The undersigned, the chief financial officer of THE STANDARD REGISTER COMPANY, an Ohio corporation (“SRC”), gives this certificate to Bank of America, N.A. (“DIP Agent”) in accordance with the requirements of Section 9.1.4 of that certain Post-Petition Loan and Security Agreement dated _______, 2015, among SRC, STANDARD REGISTER INTERNATIONAL, INC., an Ohio corporation (“SRI”), STANDARD REGISTER TECHNOLOGIES, INC., an Ohio corporation (“SRT”), IMEDCONSENT, LLC, a Delaware limited liability company (“iMed”), and STANDARD REGISTER OF PUERTO RICO INC., f/k/a WorkflowOne of Puerto Rico, Inc., a Delaware corporation (“SRPR”); STANDARD REGISTER HOLDING COMPANY, an Ohio corporation (“SR Holding”); STANDARD REGISTER MEXICO HOLDING COMPANY, an Ohio corporation (“SR MX Holdco”); STANDARD REGISTER TECHNOLOGIES CANADA ULC, an unlimited company organized under the laws of Nova Scotia (“SR Canada”); STANDARD REGISTER HOLDINGS, S de R.L. de C.V., a limited liability company organized under the laws of Mexico (“SR MX Holdings”); STANDARD REGISTER de MEXICO, S de R.L. de C.V., a limited liability company organized under the laws of Mexico (“SR Mexico”); STANDARD REGISTER SERVICIOS, S de R.L. de C.V., a limited liability company organized under the laws of Mexico (“SR Servicios”, and together with SRC, SRI, SRT, iMed, SRPR, SR Holding, SR MX Holdco, SR Canada, SR MX Holdings, and SR Mexico, each a “Borrower” and collectively, “Borrowers”); DIP Agent; and the DIP Lenders referenced therein (as at any time amended, the “DIP Loan Agreement”).  Capitalized terms used in this Certificate, unless otherwise defined herein, shall have the meanings ascribed to them in the DIP Loan Agreement.

Based upon my review of the balance sheets and statements of income of SRC and its Subsidiaries for the [Fiscal Year] [Fiscal Quarter] [Fiscal Month] [quarterly period] ending __________________, 2015, copies of which are attached hereto, I hereby certify that, to Borrower’s Knowledge:

1.

No Default exists on the date hereof, other than: __________________ ________________________________________________ [if none, so state]; and

2.

No Event of Default exists on the date hereof, other than __________ ____________________________________________________ [if none, so state].

3.

Each Borrower is in compliance with the current DIP Budget, and all Revolver Loans have been and will be used solely in accordance with the DIP Budget, subject to Permitted Variances.

Very truly yours,

_______________________________

Chief Financial Officer

EXHIBIT E

FORM OF ASSIGNMENT AND ACCEPTANCE

Dated as of ______, 2015

Reference is made to the Post-Petition Loan and Security Agreement dated _______, 2015 (at any time amended, the “DIP Loan Agreement”), among THE STANDARD REGISTER COMPANY, an Ohio corporation (“SRC”), STANDARD REGISTER INTERNATIONAL, INC., an Ohio corporation (“SRI”), STANDARD REGISTER TECHNOLOGIES, INC., an Ohio corporation (“SRT”), IMEDCONSENT, LLC, a Delaware limited liability company (“iMed”), and STANDARD REGISTER OF PUERTO RICO INC., f/k/a WorkflowOne of Puerto Rico, Inc., a Delaware corporation (“SRPR”); STANDARD REGISTER HOLDING COMPANY, an Ohio corporation (“SR Holding”); STANDARD REGISTER MEXICO HOLDING COMPANY, an Ohio corporation (“SR MX Holdco”); STANDARD REGISTER TECHNOLOGIES CANADA ULC, an unlimited company organized under the laws of Nova Scotia (“SR Canada”); STANDARD REGISTER HOLDINGS, S de R.L. de C.V., a limited liability company organized under the laws of Mexico (“SR MX Holdings”); STANDARD REGISTER de MEXICO, S de R.L. de C.V. , a limited liability company organized under the laws of Mexico (“SR Mexico”); STANDARD REGISTER SERVICIOS, S de R.L. de C.V., a limited liability company organized under the laws of Mexico (“SR Servicios”, and together with SRC, SRI, SRT, iMed, SRPR, SR Holding, SR MX Holdco, SR Canada, SR MX Holdings, and SR Mexico, each a “Borrower” and collectively, “Borrowers”); BANK OF AMERICA, N.A., in its capacity as collateral and administrative agent (“DIP Agent”) for the financial institutions from time to time party to the DIP Loan Agreement (“DIP Lenders”); and such DIP Lenders.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the DIP Loan Agreement.

______________________________________ (“Assignor”) and ______________________________________ (“Assignee”) agree as follows:

1.

Assignor hereby irrevocably sells and assigns to Assignee and Assignee hereby irrevocably purchases and assumes from Assignor (a) a principal amount of $________ of Assignor’s outstanding Revolver Loans and $___________ of Assignor’s participations in Letter of Credit Outstandings and (b) the amount of $__________ of Assignor’s Revolver Commitment (which represents ____% of the total Revolver Commitments), together with (x) all of Assignor’s rights and obligations in its capacity as a DIP Lender under the DIP Loan Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified above of all of such outstanding rights and obligations of Assignor thereunder (including, without limitation, the Letters of Credit) and (y) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of Assignor (in its capacity as a DIP Lender) against any Person, whether known or unknown, arising under or in connection with the DIP Loan Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (x) above (all of the foregoing items being, collectively, the “Assigned Interest”).  This Assignment and Acceptance shall be effective as of the date (“Effective Date”) indicated in the corresponding Assignment Notice delivered to DIP Agent, provided such Assignment Notice is executed by Assignor, Assignee, DIP Agent and SRC, if applicable.  From and after the Effective Date, Assignee hereby expressly assumes, and undertakes to perform, all of Assignor’s obligations in respect of the Assigned Interest, and all principal, interest, fees and other amounts which would otherwise be payable to or for Assignor’s account in respect of the Assigned Interest shall be payable to or for Assignee’s account, to the extent such amounts accrue on or after the Effective Date. Each such sale and assignment is without recourse to Assignor and, except as expressly provided in this Assignment and Acceptance, without representation or warranty by Assignor.

2.

Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby; and (b) except as set forth herein, assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the DIP Loan Agreement or any other DIP Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the DIP Loan Documents or any collateral thereunder, (iii) the financial condition of any Borrower, any of their Subsidiaries or Affiliates or any other Person obligated in respect of any DIP Loan Document or (iv) the performance or observance by Borrowers, any of their Subsidiaries or Affiliates or any other Person of any of their respective obligations under any DIP Loan Document.  [Assignor is attaching the Note[s] held by it and requests that DIP Agent exchange such Note[s] for new Notes payable to Assignee [and Assignor].]

3.

Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and to become a DIP Lender under the DIP Loan Agreement, (ii) from and after the Effective Date, it shall be bound by the provisions of the DIP Loan Agreement as a DIP Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a DIP Lender thereunder, (iii) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type; (b) confirms that it has received copies of the DIP Loan Agreement and such other DIP Loan Documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance and purchase the Assigned Interest; (c) agrees that it has and shall, independently and without reliance upon Assignor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions to enter into this Assignment and Acceptance and purchase the Assigned Interest and in taking or not taking action under the DIP Loan Documents; (d) confirms that it is an Eligible Assignee; (e) appoints and authorizes DIP Agent to take such action as agent on its behalf and to exercise such powers under the DIP Loan Agreement as are delegated to DIP Agent by the terms thereof, together with such powers as are incidental thereto; (f) agrees that it will observe and perform all obligations that are required to be performed by it as a “DIP Lender” under the DIP Loan Documents; and

(g) represents and warrants that the assignment evidenced hereby will not result in a non-exempt “prohibited transaction” under Section 406 of ERISA.

4.

From and after the Effective Date, DIP Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

5.

This Assignment and Acceptance shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Assignment and Acceptance may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Assignment and Acceptance by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.  This Assignment and Acceptance shall be governed by the laws of the State of Georgia.  If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity, and the remaining provisions of this Assignment and Acceptance shall remain in full force and effect.

6.

Each notice or other communication hereunder shall be in writing, shall be sent by messenger, by telecopy or facsimile transmission or by first-class mail, shall be deemed given when sent and shall be sent as follows:

(a)

If to Assignee, to the following address (or to such other address as Assignee may designate from time to time):

__________________________

__________________________

__________________________

(b)

If to Assignor, to the following address (or to such other address as Assignor may designate from time to time):

__________________________

__________________________

__________________________

__________________________

Payments hereunder shall be made by wire transfer of immediately available Dollars as follows:

If to Assignee, to the following account (or to such other account as Assignee may designate from time to time):

__________________________

ABA No.___________________

__________________________

Account No.________________

Reference:  ______________________

If to Assignor, to the following account (or to such other account as Assignor may designate from time to time):

__________________________

__________________________

__________________________

ABA No.___________________

For Account of:________________

Reference:  ______________________

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed and delivered by their respective duly authorized officers, as of the date first above written.

___________________________

(“Assignor”)

By: ______________________________________

Title:  ____________________________________

___________________________

(“Assignee”)

By:  ______________________________________

Title: _____________________________________

EXHIBIT F

FORM OF NOTICE OF ASSIGNMENT

Reference is made to (i) the Post-Petition Loan and Security Agreement dated ________, 2015 (as at any time amended, the “DIP Loan Agreement”) among THE STANDARD REGISTER COMPANY, an Ohio corporation (“SRC”), STANDARD REGISTER INTERNATIONAL, INC., an Ohio corporation (“SRI”), STANDARD REGISTER TECHNOLOGIES, INC., an Ohio corporation (“SRT”), IMEDCONSENT, LLC, a Delaware limited liability company (“iMed”), and STANDARD REGISTER OF PUERTO RICO INC., f/k/a WorkflowOne of Puerto Rico, Inc., a Delaware corporation (“SRPR”); STANDARD REGISTER HOLDING COMPANY, an Ohio corporation (“SR Holding”); STANDARD REGISTER MEXICO HOLDING COMPANY, an Ohio corporation (“SR MX Holdco”); STANDARD REGISTER TECHNOLOGIES CANADA ULC, an unlimited company organized under the laws of Nova Scotia (“SR Canada”); STANDARD REGISTER HOLDINGS, S de R.L. de C.V., a limited liability company organized under the laws of Mexico (“SR MX Holdings”); STANDARD REGISTER de MEXICO, S de R.L. de C.V., a limited liability company organized under the laws of Mexico (“SR Mexico”); STANDARD REGISTER SERVICIOS, S de R.L. de C.V., a limited liability company organized under the laws of Mexico (“SR Servicios”, and together with SRC, SRI, SRT, iMed, SRPR, SR Holding, SR MX Holdco, SR Canada, SR MX Holdings, and SR Mexico, each a “Borrower” and collectively, “Borrowers”); BANK OF AMERICA, N.A. in its capacity as collateral and administrative agent (“DIP Agent”) for the financial institutions from time to time party to the DIP Loan Agreement (“DIP Lenders”); and such DIP Lenders, and (ii) the Assignment and Acceptance dated as of ____________, 2015 (the “Assignment Agreement”) between __________________ (“Assignor”) and ____________________ (“Assignee”).  Except as otherwise defined herein, capitalized terms used herein which are defined in the DIP Loan Agreement are used herein with the respective meanings specified therein.

Assignor hereby notifies Borrowers and DIP Agent of Assignor’s intent to assign to Assignee pursuant to the Assignment Agreement (a) a principal amount of $________ of Assignor’s outstanding Revolver Loans and $___________ of Assignor’s participations in Letter of Credit Outstandings, and (b) the amount of $__________ of Assignor’s Revolver Commitment (which represents ____% of the total Revolver Commitments) (the foregoing items being, collectively, the “Assigned Interest”), together with an interest in the DIP Loan Documents corresponding to the Assigned Interest.  The Assignment Agreement shall be effective as of the date (“Effective Date”) indicated below, provided this Assignment Notice is executed by Assignor, Assignee, DIP Agent and SRC, if applicable.  Pursuant to the Assignment Agreement, Assignee has expressly assumed all of Assignor’s obligations under the DIP Loan Agreement and the other DIP Loan Documents to the extent of the Assigned Interest, as of the Effective Date.

For purposes of the DIP Loan Agreement, DIP Agent shall deem Assignor’s share of the Revolver Commitment to be reduced by $_________ and $__________, respectively, and Assignee’s share of the Revolver Commitment to be increased by $_________.

The address of the Assignee to which notices, information and payments are to be sent under the terms of the DIP Loan Agreement is:

________________________

________________________

________________________

________________________

Assignee’s LIBOR Lending Office address is as follows:

________________________

________________________

________________________

________________________

This Notice is being delivered to Borrowers and DIP Agent pursuant to Section 13.3 of the DIP Loan Agreement.  Please acknowledge your receipt of this Notice by executing and returning to Assignee and Assignor a copy of this Notice.

IN WITNESS WHEREOF, the undersigned have caused the execution of this Notice, as of _________________, 2015.

___________________________

(“Assignor”)

By: ______________________________________

Title:  ____________________________________

___________________________

(“Assignee”)

By: ______________________________________

Title:  ____________________________________

ACKNOWLEDGED AND AGREED TO

AS OF THE DATE SET FORTH ABOVE:

BORROWERS:*

THE STANDARD REGISTER COMPANY

By: __________________________________

Name:  _______________________________

Title:  ________________________________

STANDARD REGISTER INTERNATIONAL, INC.

By: __________________________________

Name:  _______________________________

Title:  ________________________________

STANDARD REGISTER TECHNOLOGIES, INC.

By: __________________________________

Name:  _______________________________

Title:  ________________________________

IMEDCONSENT, LLC

By: __________________________________

Name:  _______________________________

Title:  ________________________________

STANDARD REGISTER OF PUERTO RICO INC.,

f/k/a WorkflowOne of Puerto Rico, Inc.

By: __________________________________

Name:  _______________________________

Title:  ________________________________

STANDARD REGISTER HOLDING COMPANY

By: __________________________________

Name:  _______________________________

Title:  ________________________________

STANDARD REGISTER TECHNOLOGIES CANADA ULC

By: __________________________________

Name:  _______________________________

Title:  ________________________________

STANDARD REGISTER MEXICO HOLDING COMPANY

By: __________________________________

Name:  _______________________________

Title:  ________________________________

STANDARD REGISTER HOLDINGS, S de R.L. de C.V.

By: __________________________________

Name:  _______________________________

Title:  ________________________________

STANDARD REGISTER de MEXICO, S de R.L. de C.V.

By: __________________________________

Name:  _______________________________

Title:  ________________________________

STANDARD REGISTER SERVICIOS, S de R.L. de C.V.

By: __________________________________

Name:  _______________________________

Title:  ________________________________

* No signature required by a Borrower when a Default or an Event of Default exists.

BANK OF AMERICA, N.A.,as DIP Agent

By: __________________________________

Name:  _______________________________

Title:  ________________________________

EXHIBIT G

LETTER OF CREDIT APPLICATION FORM

EXHIBIT H

FISCAL CALENDAR

In 2015, each Borrower’s fiscal calendar began on Wednesday, December 28, 2014, with the closing of each fiscal month, quarter and year determined as follows:

A.

Fiscal Month - Each fiscal month of each Borrower consists of a four-week period, with each third month consisting of five weeks.  Thus, March, June, September and December contain five weeks, while the remaining months contain four weeks.  The closing of the fiscal month occurs on the last Sunday of each four-week or five-week period.

B.

Fiscal Quarter - Each fiscal quarter of each Borrower consists of a thirteen-week period.  The closing of the fiscal quarter occurs on the last Sunday of each thirteen-week period.

C.

Fiscal Year – Each Borrower’s fiscal year consists of a 52-week period.  The fiscal year of each Borrower closes on the last Sunday of the 52-week period.  Every several years, the fiscal year will include fifty-three (53) weeks so the fiscal year-end remains within one week of the calendar year end.  In such years, the fiscal months of November and December will both include five weeks.

See the attached “2015 Sales/Fiscal Calendar” for the corresponding dates included within each fiscal period of 2015.

EXHIBIT I

BORROWING BASE CERTIFICATE

Schedule 1.1

COMMITMENTS

AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Commitment Percentage
Bank of America, N.A.	$ 75,000,000.00	60.000000000%
Wells Fargo Bank, National Association	$ 50,000,000.00	40.000000000%
Total	$125,000,000.00	100.000000000%

Schedule 1.2.1

EXISTING LETTERS OF CREDIT

Borrower	L/C No.	Face Amount	Expiration	Beneficiary
SRC	xxx5736	$2,240,000.00	08/01/15	Liberty Mutual Insurance Company
SRC	xxx9821	$279,000.00	02/14/16	Ohio Bureau of Workers
SRC	xxx4946	$500,000.00	07/01/15	The Travelers Indemnity Company
SRC	xxxx2868	$165,072.00	08/31/15	Deutsche Bank Mexico S.A.
SRC	xxxx3773	$386,437.50	12/31/15	The Cincinnati Insurance Company
Total:		$3,570,509.50

Schedule 7.1.1

Location of Inventory

[to be added]

Schedule 8.1.4

Capital Structure of Borrowers

[To be added]

Schedule 8.1.5

Corporate Names of Borrowers

[To be added]

Schedule 8.1.6

Chief Executive Office/Service of Process Agents

[To be added]

Schedule 8.1.12

Tax Identification Numbers of Borrowers and Subsidiaries

[To be added]

Schedule 8.1.21

Pension Plans

[To be added]

Schedule 8.1.23

Labor Contracts

[To be added]

Schedule 9.1.21

POST-CLOSING COVENANTS

At any time following the Closing, each of Borrowers shall, promptly upon the request of DIP Agent, do the following:

1.

With respect to any parcel of Real Estate of such Borrower:

(a)

Execute and deliver to DIP Agent, in form and substance satisfactory to DIP Agent, a new Mortgage or an amendment to an existing Mortgage, which mortgage or amendment shall be duly recorded, at Borrowers' expense, in each office where such recording is required to constitute a fully perfected Lien on the Real Estate covered thereby;

(b)

Assist and cooperate with DIP Agent in obtaining, in DIP Agent's discretion, a mortgagee’s title insurance policy or an endorsement to an existing policy in favor of DIP Agent for the benefit of DIP Secured Parties in an amount and in form and substance as shall be customary for similar properties, with respect to such Real Estate and, if any, other property purported to be covered by such Mortgage or amendment, insuring that title to such property is marketable and that the interests created by such Mortgage constitute valid Liens thereon free and clear of all defects and encumbrances (other than Liens in favor of Pre-Petition Term Agents and Term DIP Agent pursuant to the Pre-Petition Term Loan Documents and the Term DIP Loan Documents);

(c)

Provide opinions addressed to DIP Agent and all DIP Lenders from local real estate counsel to Borrowers in the jurisdictions where such Real Estate is located; and

(d)

Provide a life-of-loan flood hazard determination and, if such Real Estate is located in a special flood hazard area, an acknowledged notice to Borrowers and flood insurance by an insurer acceptable to DIP Agent.

2.

Seek to obtain duly executed Lien Waivers.

3.

Obtain a duly executed security agreement, in form and substance satisfactory to DIP Agent, from each of SR MX Holdings, SR Mexico, and SR Servicios, granting DIP Agent, for its benefit and the benefit of all DIP Secured Parties, Liens upon all of the assets of SR MX Holdings, SR Mexico, and SR Servicios.

4.

Assist and cooperate with DIP Agent in obtaining (i) a deposit account control agreement, in form and substance satisfactory to DIP Agent, with respect to each Deposit Account (including Dominion Accounts), other than Excluded Deposit Accounts, in which any Borrower deposits any proceeds of Collateral, duly executed by such Borrower and the applicable depositary bank, or (ii) in the case of each existing deposit account control agreement in favor of Pre-Petition ABL Agent, an amendment thereto duly executed by the applicable Borrower and the applicable depositary bank, in form and substance satisfactory to Pre-Petition ABL Agent and DIP Agent.

Schedule 14.9

DIP LENDER ADDRESSES

Bank of America, N.A.

300 Galleria Parkway, Suite 800

Atlanta, GA 30339

Attention: Andrew Doherty or current account manger

Fax No.: (404) 607-3277

Wells Fargo Bank, National Association

2450 Colorado Ave., Suite 3000

West Santa Monica, CA 90404

Attention: Syndicated Finance Division Manager